Ladies and Gentlemen:

Please find attached the following:

(i) clean and marked versions of a Revised Preliminary Structural and Collateral
Term Sheet dated September 15, 2006, which modifies and supersedes the
Preliminary Structural and Collateral Term Sheet dated September 13, 2006; and

(ii) a revised Annex A-1 to the free writing prospectus (referred to as an offering prospectus) dated September 13, 2006 reflecting the following changes -
that are highlighted in the accompanying file. The changes to the Annex A-1 are the following:

Loan Name          Characteristic                   As Printed        Revised
---------------    ----------------------------     ----------    --------------
Stonestown Mall    Interest Rate %                      5.5536          5.8497

Stonestown Mall    Net Mortgage Rate %                  5.5326          5.8287

Stonestown Mall    Monthly P&I Debt Service ($)     730,118.42      769,049.92

Stonestown Mall    Annual P&I Debt Service ($)    8,761,421.04    9,228,599.05

Stonestown Mall    UW DSCR (x)                            2.22            2.10

The issuer has filed a registration statement (including a prospectus) with the
SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-500-5408. Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, this communication, should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this message being sent via Bloomberg or another system.

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[LOGO] Merrill Lynch                               [LOGO] Countrywide(R)
                                           -------------------------------------
                                                  SECURITIES CORPORATION
                                           A Countrywide Capital Markets Company

                                   [LOGO] PNC

            REVISED PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                          $2,246,176,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
 CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A, CLASS AM,
                     CLASS AJ, CLASS B, CLASS C AND CLASS D

--------------------------------------------------------------------------------

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                         PNC BANK, NATIONAL ASSOCIATION
                        Mortgage Loan Sellers & Sponsors

                           MIDLAND LOAN SERVICES, INC.
                              CAPMARK FINANCE INC.
                                Master Servicers

                            ING CLARION PARTNERS, LLC
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                               SEPTEMBER 15, 2006

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                             PNC CAPITAL MARKETS LLC

GOLDMAN, SACHS & CO.                                              MORGAN STANLEY

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                              INITIAL                        APPROX.
                            CERTIFICATE        APPROX.      PERCENTAGE
       EXPECTED RATINGS  PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL      WEIGHTED        PRINCIPAL    ASSUMED FINAL
       ----------------     OR NOTIONAL        CREDIT        MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS   FITCH  MOODY'S       AMOUNT(1)         SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

 A-1     AAA     Aaa      $    66,580,000      30.000          2.746          2.951        10/06-08/11    August 2011       (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-2     AAA     Aaa      $   163,000,000      30.000          6.722          4.953        08/11-10/11    October 2011      (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-3     AAA     Aaa      $    34,000,000      30.000          1.402          6.787        07/13-08/13    August 2013       (3)
----------------------------------------------------------------------------------------------------------------------------------
A-SB     AAA     Aaa      $   118,000,000      30.000          4.866          7.176        10/11-12/15   December 2015      (3)
----------------------------------------------------------------------------------------------------------------------------------
 A-4     AAA     Aaa      $   971,780,000      30.000         40.073          9.740        12/15-08/16    August 2016       (3)
----------------------------------------------------------------------------------------------------------------------------------
A-1A     AAA     Aaa      $   344,155,000      30.000         14.192          9.167        10/06-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
 AM      AAA     Aaa      $   242,502,000      20.000         10.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
 AJ      AAA     Aaa      $   190,971,000      12.125          7.875          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  B      AA      Aa2      $    48,500,000      10.125          2.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  C      AA--    Aa3      $    18,188,000       9.375          0.750          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  D       A       A2      $    48,500,000       7.375          2.000          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(4)

                              INITIAL                        APPROX.
                            CERTIFICATE        APPROX.      PERCENTAGE
       EXPECTED RATINGS  PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL      WEIGHTED        PRINCIPAL    ASSUMED FINAL
       ----------------     OR NOTIONAL        CREDIT        MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS   FITCH  MOODY'S       AMOUNT(1)         SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

  E     A--      A3       $    21,219,000       6.500          0.875          9.953        09/16-09/16   September 2016     (3)
----------------------------------------------------------------------------------------------------------------------------------
  F     BBB+    Baa1      $    36,375,000       5.000          1.500         10.020        09/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  G     BBB     Baa2      $    24,251,000       4.000          1.000         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  H     BBB--   Baa3      $    21,219,000       3.125          0.875         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  J     BB+      Ba1      $    12,125,000       2.625          0.500         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  K      BB      Ba2      $     6,062,000       2.375          0.250         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  L     BB--     Ba3      $     9,094,000       2.000          0.375         10.036        10/16-10/16    October 2016      (3)
----------------------------------------------------------------------------------------------------------------------------------
  M      B+      B1       $     6,063,000       1.750          0.250         10.265        10/16-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  N      B       B2       $     6,062,000       1.500          0.250         10.369        02/17-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  P     B--      B3       $     3,031,000       1.375          0.125         10.369        02/17-02/17   February 2017      (3)
----------------------------------------------------------------------------------------------------------------------------------
  Q      NR      NR       $    33,345,032       0.000          1.375         11.980        02/17-07/24     July 2024        (3)
----------------------------------------------------------------------------------------------------------------------------------
  X     AAA      Aaa      $ 2,425,022,032         N/A            N/A            N/A             N/A        July 2024        (3)
----------------------------------------------------------------------------------------------------------------------------------

__________________________________

(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%. The class X certificates will not have a certificate principal balance and their holders will not receive distributions of principal.

(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the offering prospectus.

(3)   The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
      AJ, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, and X certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve
      30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage, or (v) in the case of a class of certificates that does not have a principal balance but has a notional amount, the weighted average of the respective rates at which interest accrues from time to time on the respective components of that notional amount.

(4)   Not offered pursuant to the offering prospectus. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE          Sequential pay REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C and D certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers, institutional accredited investors or non-U.S. persons in accordance with Regulation S.

CUT-OFF DATE        References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, the related due date of that mortgage loan in September 2006 or, with respect to those mortgage loans, if any, that have their respective first payment dates in October 2006, September 1, 2006 or with respect to any mortgage loan that has its first due date in November 2006, the date of origination.

OFFERING TERMS      The commercial mortgage backed securities referred to in this term sheet, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you. Any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

MORTGAGE POOL       The mortgage pool consists of 211 mortgage loans with an aggregate initial mortgage pool balance of
                    $2,425,022,033, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by 290 mortgaged real properties located throughout 34 states.

LOAN GROUPS         For purposes of making distributions to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 178 mortgage loans, representing approximately 85.81% of the initial mortgage pool balance and that are secured by the various property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 33 mortgage loans, representing approximately 14.19% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 91.4% of all the mortgage loans secured by multifamily and manufactured housing community properties).

ISSUING ENTITY      ML-CFC Commercial Mortgage Trust 2006-3

DEPOSITOR           Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN       Merrill Lynch Mortgage Lending, Inc. (MLML) ............44.45% of the initial mortgage pool balance
SELLERS/SPONSORS    Countrywide Commercial Real Estate Finance, Inc. (CRF) .41.64% of the initial mortgage pool balance
                    PNC Bank, National Association (PNC) ...................13.91% of the initial mortgage pool balance

UNDERWRITERS        Merrill Lynch, Pierce, Fenner & Smith Incorporated
                    Countrywide Securities Corporation
                    PNC Capital Markets LLC
                    Goldman, Sachs & Co.
                    Morgan Stanley & Co. Incorporated

TRUSTEE             LaSalle Bank National Association

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

MASTER SERVICERS    Midland Loan Services, Inc., with respect to mortgage loans sold to the depositor by MLML and PNC.

                    Capmark Finance Inc. with respect to the mortgage loans sold to the depositor by CRF.

SPECIAL SERVICER    ING Clarion Partners, LLC

RATING AGENCIES     Fitch, Inc. (Fitch)
                    Moody's Investors Service, Inc. (Moody's)

DENOMINATIONS       $25,000 minimum for the offered certificates.

CLOSING DATE        On or about September 29, 2006.

SETTLEMENT TERMS    Book-entry through DTC for all offered certificates.

DETERMINATION DATE  For any distribution date, the fourth business day prior to the distribution date, except that in the case of certain mortgage loans, the applicable master servicer may make its determination as to the collections received as of a later date during each month.

DISTRIBUTION DATE   The 12th day of each month or, if the 12th day is not a business day, the next succeeding business day, beginning in October 2006.

DAY COUNT           30/360

INTEREST            Each class of offered certificates will be entitled on each distribution date to interest accrued
DISTRIBUTIONS       during the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate principal balance of such class immediately prior to such distribution date.
                    Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a
                    360-day year. Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designation, except that the class A-1,
                    A-2, A-3, A-SB, A-4, A-1A and X are pro rata and pari passu in entitlement to interest. In general, payments of interest in respect of the class A-1, A-2, A-3, A-SB and A-4 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class
                    X certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups.

PRINCIPAL           Except as described below, principal will be distributed on each distribution date, to the extent of
DISTRIBUTIONS       available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will be generally made, to the extent of available funds, (i) to the class A-1, A-2, A-3, A-SB and A-4 certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii)
                    to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-4 certificates has been

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                    reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.

                    Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2 (prior to any distributions of principal to any other class of certificates on that distribution date). If, due to losses, the certificate balances of the class AM through class Q certificates are reduced to zero, payments of principal to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates (to the extent that any two or more of those classes are outstanding) will be made on a pro rata and pari passu basis without regard to loan groups. Following retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, amounts distributable as principal will be distributed (without regard to loan groups) on each distribution date, to the extent of available funds, to the class AM, AJ, B, C, D,
                    E, F, G, H, J, K, L, M, N, P and Q certificates, in that order, in each case until the related principal balance of the subject class of certificates is reduced to zero.

LOSSES              Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J, H, G, F, E, D, C, B, AJ and AM certificates, in that order, and then, on a pro rata and pari passu basis to the class A-1, A-2,
                    A-3, A-SB, A-4 and A-1A certificates.

PREPAYMENT          Any prepayment premiums or yield maintenance charges collected will be distributed to
PREMIUMS AND        certificateholders on the distribution date following the collection period in which the prepayment
YIELD MAINTENANCE   premium was received. On each distribution date, the holders of each class of offered certificates
CHARGES             and of the class E, F, G, and H certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of
                    (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable therefrom, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the A-4 and A-1A classes were both outstanding (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                    The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class X certificates.

                    All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES            The applicable master servicer (solely with respect to those mortgage loans as to which it is acting as master servicer) and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions (which are described below) that may occur.

APPRAISAL           If any of certain adverse events or circumstances described in the offering prospectus occur or
REDUCTIONS          exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit)
                    held as additional collateral with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                    A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL            Each master servicer, the special servicer and certain certificateholders will have the option to
TERMINATION         terminate the trust and retire the then outstanding certificates, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated
                    principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following foreclosure.

                    In addition, if, following the date on which the total principal balances of the class A-1, A-2,
                    A-3, A-SB, A-4, A-1A, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates, except the class Z, R-I and R-II certificates, for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS   The most subordinate class of principal balance certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates;
                    provided, however, that if no such class of principal balance certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of principal balance certificates with a class certificate balance greater than zero. The holder(s) of certificates representing a majority interest in the controlling class will have the right, subject to the limitations and conditions

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                    described in the offering prospectus, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

                    In the case of one (1) mortgage loan that will be included in the trust, namely the Stonestown
                    Mall mortgage loan, which is a part of a loan combination that includes another loan that will not be included in the trust (a "non-trust loan") and that is generally subordinate in right of payment to the Stonestown Mall mortgage loan, the holder of the related subordinate non-trust loan, will, under the circumstances that will be described in the offering prospectus, have the right to direct or advise the special servicer with respect to certain specified servicing actions with respect to the Stonestown Mall mortgage loan.

ERISA               The offered certificates are expected to be eligible for purchase by employee benefit plans and other plans or arrangements, subject to certain conditions.

SMMEA               The offered certificates will not be "mortgage related securities" for the purposes of the Secondary
                    Mortgage Market Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

CONTACTS

                               MERRILL LYNCH & CO.

                                  John Mulligan
                             (212) 449-3860 (Phone)
                              (212) 738-1491 (Fax)

                                    Max Baker
                             (212) 449-3860 (Phone)
                              (212) 738-1491 (Fax)

                                    Rich Sigg
                             (212) 449-3860 (Phone)
                              (212) 738-1491 (Fax)

                                  David Rodgers
                             (212) 449-3611 (Phone)
                              (212) 449-7684 (Fax)

                                  Aaron Wessner
                             (212) 449-8571 (Phone)
                              (212) 449-7684 (Fax)

                              GOLDMAN, SACHS & CO.

                                Scott Wisenbaker
                             (212) 902-2858 (Phone)
                              (212) 902-1691 (Fax)

                                   Anthony Kim
                             (212) 357-7160 (Phone)
                              (212) 902-1691 (Fax)

                       COUNTRYWIDE SECURITIES CORPORATION

                                 Tom O'Hallaron
                             (818) 225-6353 (Phone)
                              (818) 225-4032 (Fax)

                                 Cary Carpenter
                             (818) 225-6336 (Phone)
                              (818) 225-4032 (Fax)

                                    Stew Ward
                             (818) 225-6353 (Phone)
                              (818) 225-4032 (Fax)

                                 Jerry Hirshkorn
                             (212) 649-8352 (Phone)
                              (212) 649-8391 (Fax)

                             PNC CAPITAL MARKETS LLC

                                  Scott Holmes
                             (704) 551-2847 (Phone)
                              (704) 643-2088 (Fax)

                        MORGAN STANLEY & CO. INCORPORATED

                                  Kara McShane
                             (212) 761-2164 (Phone)
                              (212) 507-5062 (Fax)

                                   Jon Miller
                             (212) 761-1317 (Phone)
                              (212) 507-6994 (Fax)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination excludes the related B-note non-trust loan.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                               ALL MORTGAGE         LOAN            LOAN
                                                                                  LOANS           GROUP 1          GROUP 2

Initial mortgage pool balance ..............................................  $2,425,022,033   $2,080,866,100   $  344,155,933
Number of pooled mortgage loans ............................................             211              178               33
Number of mortgaged properties .............................................             290              256               34
Percentage of investment grade loans(1) ....................................             6.4%             7.5%             0.0%
Average cut-off date principal balance .....................................      11,492,995       11,690,259       10,428,968
Largest cut-off date principal balance .....................................     247,200,000      247,200,000       27,500,000
Smallest cut-off date principal balance ....................................         745,455          745,455        1,081,741
Weighted average mortgage interest rate ....................................          6.1605%          6.1629%          6.1462%
Highest mortgage interest rate .............................................          7.1300%          7.1300%          7.0000%
Lowest mortgage interest rate ..............................................          5.2709%          5.2709%          5.4130%
Number of cross collateralized mortgage loans ..............................              11               11                0
Cross collateralized mortgage loans as % of IPB ............................             1.4%             1.7%             0.0%
Number of multi property mortgage loans ....................................              16               15                1
Multi property mortgage loans as a % of IPB ................................            23.0%            26.7%             0.5%
Weighted average underwritten debt service coverage ratio(2) ...............            1.35x            1.36x            1.28x
Maximum underwritten debt service coverage ratio ...........................            2.48x            2.48x            1.67x
Minimum underwritten debt service coverage ratio ...........................            1.15x            1.15x            1.15x
Weighted average cut-off date loan-to-value ratio(2) .......................           67.79%           66.99%           72.61%
Maximum cut-off date loan-to-value ratio ...................................           82.73%           80.07%           82.73%
Minimum cut-off date loan-to-value ratio ...................................           32.05%           32.05%           51.84%
Weighted average remaining term to maturity or anticipated repayment date
  (months) .................................................................             114              114              117
Maximum remaining term to maturity or anticipated repayment date (months) ..             214              179              214
Minimum remaining term to maturity or anticipated repayment date (months) ..              59               60               59
Weighted average remaining amortization term (months)(3) ...................             354              351              367
Maximum remaining amortization term (months) ...............................             420              420              420
Minimum remaining amortization term (months) ...............................             118              118              357

__________________________________

(1)   It has been confirmed by Fitch and Moody's, in accordance with their respective methodologies, that the Stonestown Mall mortgage loan has credit characteristics consistent with investment-grade rated obligations.

(2)   With respect to certain mortgage loans, debt service coverage ratios and/or cut-off date loan-to-value ratios were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions regarding the financial performance or value of the related mortgaged real property on a "stablilized" basis.

(3)   Excludes mortgage loans that are interest-only for their entire term.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                                  % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE(1)

---------------------------------------------------------------------------------------------------------------------------
                  % OF INITIAL
                  MORTGAGE POOL                                                              MIXED    SELF     MANUFACTURED
     STATE           BALANCE      RETAIL   HOSPITALITY   MULTIFAMILY   OFFICE   INDUSTRIAL    USE    STORAGE     HOUSING
---------------------------------------------------------------------------------------------------------------------------

California .....       23.9        12.6        1.9            --         5.4       1.1        1.6      1.1         0.1
 Southern(2) ...       12.4         5.6        0.5            --         3.1       1.1        1.5      0.5          --
 Northern(2) ...       11.5         7.0        1.4            --         2.3        --        0.1      0.6         0.1
Texas ..........       11.5         3.1        1.1           4.8         0.3       2.0        0.1      0.1          --
Virginia .......       11.5         4.3        4.1            --         0.7       1.0        1.4       --          --
Florida ........        7.4         1.8        3.5           1.8         0.3        --         --       --          --
Arizona ........        6.0         2.4        0.3           2.9         0.3        --         --       --          --
Georgia ........        3.9         2.3         --           0.8         0.1       0.4         --      0.3          --
Illinois .......        3.5         2.0         --            --         0.1       0.3         --       --         1.2
North Carolina .        3.5         0.1        2.4            --         0.1       0.9         --       --          --
Tennessee ......        3.1         1.1        0.5            --         1.5        --         --       --          --
Oregon .........        2.5          --        2.0           0.2         0.3        --         --       --          --
New York .......        2.2         0.5         --           0.2         0.6        --         --      0.9          --
Indiana ........        2.0          --        0.6            --         1.4        --         --       --          --
Nevada .........        1.9         1.0         --           0.5         0.3        --         --      0.1          --
Pennsylvania ...        1.9         0.5        0.1           1.1         0.1        --         --       --          --
West Virginia ..        1.8          --        1.8            --          --        --         --       --          --
New Jersey .....        1.6         0.3         --            --         0.1       1.2         --       --          --
Washington .....        1.5         1.1         --            --          --        --         --       --         0.5
Rhode Island ...        1.3         1.0         --            --         0.3        --         --       --          --
Maryland .......        1.2         0.7        0.4            --          --        --         --       --          --
Kansas .........        1.0         0.3        0.7            --          --        --         --       --          --
Missouri .......        0.9          --        0.4           0.3          --        --         --      0.2          --
Louisiana ......        0.8          --         --            --         0.5        --         --      0.3          --
Arkansas .......        0.8          --        0.7            --          --        --         --       --          --
South Carolina .        0.6         0.3         --            --          --       0.3         --       --          --
Colorado .......        0.6         0.2        0.3            --          --        --         --      0.1          --
Delaware .......        0.5         0.2         --           0.3          --        --         --       --          --
Ohio ...........        0.5         0.3         --           0.2          --        --         --       --          --
Massachusetts ..        0.5          --         --            --         0.5        --         --       --          --
Kentucky .......        0.4          --         --           0.4          --        --         --       --          --
Utah ...........        0.4          --        0.4            --          --        --         --       --          --
Alabama ........        0.4         0.1        0.3            --          --        --         --       --          --
Connecticut ....        0.3         0.3         --            --          --        --         --       --          --
New Mexico .....        0.3         0.1         --            --         0.2        --         --       --          --
Michigan .......        0.2          --         --           0.1         0.1        --         --       --          --
                  ---------------------------------------------------------------------------------------------------------
                      100.0%       36.6%      21.4%         13.7%       13.4%      7.1%       3.1%     3.0%        1.8%
                  =========================================================================================================

________________________

(1)   The sum of the percentage calculations may not equal 100% due to rounding.

(2)   For purposes of determining whether a mortgaged real property is located in Northern California or Southern California, Northern California
      includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                  CUT-OFF DATE   % OF INITIAL
                                                   NUMBER OF       PRINCIPAL     MORTGAGE POOL
                                                 MORTGAGE LOANS     BALANCE         BALANCE
----------------------------------------------------------------------------------------------

Interest Only .................................         11       $  280,490,000      11.6%
Single Tenant .................................         23          271,041,043      11.2
Loans > 50% Single Tenant(1) ..................         38          344,246,745      14.2
Current Secondary Debt ........................         11          305,747,140      12.6
Future Secondary Debt Permitted ...............         32          852,815,952      35.2
Lockbox .......................................         57        1,310,398,316      54.0
Escrow Type(2)
 TI/LC Reserves(3) ............................         92          740,557,643      50.8
 Real Estate Tax ..............................        189        1,758,946,686      72.5
 Insurance ....................................        171        1,521,627,772      62.8
 Replacement Reserves .........................        171        1,489,629,173      61.4

SELECT CHARACTERISTICS OF LOAN GROUP 1
----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                  CUT-OFF DATE   % OF INITIAL
                                                   NUMBER OF       PRINCIPAL     MORTGAGE POOL
                                                 MORTGAGE LOANS     BALANCE         BALANCE
----------------------------------------------------------------------------------------------

Interest Only .................................          8       $  237,015,000      11.4%
Single Tenant .................................         23          271,041,043      13.0
Loans > 50% Single Tenant(1) ..................         38          344,246,745      16.5
Current Secondary Debt ........................         10          279,347,140      13.4
Future Secondary Debt Permitted ...............         32          852,815,952      41.0
Lockbox .......................................         56        1,283,998,316      61.7
Escrow Type(2)
 TI/LC Reserves(3) ............................         92          740,557,643      35.6
 Real Estate Tax ..............................        159        1,459,002,391      70.1
 Insurance ....................................        141        1,213,821,839      58.3
 Replacement Reserves .........................        141        1,207,698,240      58.0

SELECT CHARACTERISTICS OF LOAN GROUP 2
----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                  CUT-OFF DATE   % OF INITIAL
                                                   NUMBER OF       PRINCIPAL     MORTGAGE POOL
                                                 MORTGAGE LOANS     BALANCE         BALANCE
----------------------------------------------------------------------------------------------

Interest Only .................................          3       $   43,475,000      12.6%
Single Tenant .................................        NAP                  NAP       NAP
Loans > 50% Single Tenant(1) ..................        NAP                  NAP       NAP
Current Secondary Debt ........................          1           26,400,000       7.7
Future Secondary Debt Permitted ...............         --                   --        --
Lockbox .......................................          1           26,400,000       7.7
Escrow Type(2)
 Real Estate Tax ..............................         30          299,944,295      87.2
 Insurance ....................................         30          307,805,933      89.4
 Replacement Reserves .........................         30          281,930,933      81.9

___________________________

(1)   Includes loans with single tenant occupancy.

(2)   Includes only upfront or on-going reserves.

(3)   TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                                  AGGREGATE
                                                   CUT-OFF              % OF
         RANGE OF               NUMBER OF           DATE              INITIAL
       CUT-OFF DATE             MORTGAGE          PRINCIPAL           MORTGAGE
  PRINCIPAL BALANCES ($)          LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
745,455 - 2,999,999                 45         $    94,614,112           3.9%
3,000,000 - 3,999,999               18              63,235,629           2.6%
4,000,000 - 4,999,999               17              76,029,364           3.1%
5,000,000 - 5,999,999               22             119,523,874           4.9%
6,000,000 - 6,999,999               21             135,124,736           5.6%
7,000,000 - 7,999,999                9              67,256,438           2.8%
8,000,000 - 9,999,999               20             177,719,274           7.3%
10,000,000 - 12,999,999             17             195,866,072           8.1%
13,000,000 - 19,999,999             18             277,410,283          11.4%
20,000,000 - 49,999,999             18             478,842,252          19.7%
50,000,000 - 247,200,000             6             739,400,000          30.5%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: $745,455                 Max: $247,200,000                 Avg. $11,492,995
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE          INITIAL
                                MORTGAGE          PRINCIPAL           MORTGAGE
    RANGE OF DSCRS (X)            LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
1.15 - 1.19                          7         $    82,730,966           3.4%
1.20 - 1.24                         88             883,050,960          36.4%
1.25 - 1.29                         42             437,344,507          18.0%
1.30 - 1.34                         23             453,410,449          18.7%
1.35 - 1.39                          7              65,299,832           2.7%
1.40 - 1.44                         15             123,375,332           5.1%
1.45 - 1.49                          8              83,863,391           3.5%
1.50 - 1.59                          8              36,691,886           1.5%
1.60 - 1.99                          8              66,614,953           2.7%
2.00 - 2.48                          5             192,639,757           7.9%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: 1.15x                      Max: 2.48x                       Wtd. Avg. 1.35x
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE          INITIAL
    RANGE OF MORTGAGE           MORTGAGE          PRINCIPAL           MORTGAGE
        RATES (%)                 LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
5.2709 - 5.6999                      4         $   227,025,000           9.4%
5.7000 - 5.8999                     11             139,344,043           5.7%
5.9000 - 6.0999                     35             528,296,811          21.8%
6.1000 - 6.1499                     17             204,038,942           8.4%
6.1500 - 6.2999                     67             764,531,963          31.5%
6.3000 - 6.4499                     47             318,610,774          13.1%
6.4500 - 6.5999                     15              83,512,468           3.4%
6.6000 - 6.7499                      7             113,287,086           4.7%
6.7500 - 6.9999                      5              31,593,724           1.3%
7.0000 - 7.0099                      2               4,077,978           0.2%
7.0100 - 7.1300                      1              10,703,243           0.4%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: 5.2709                     Max: 7.1300                     Wtd. Avg. 6.1605
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
         RANGE OF               NUMBER OF       CUT-OFF DATE          INITIAL
       CUT-OFF DATE             MORTGAGE          PRINCIPAL           MORTGAGE
      LTV RATIOS (%)              LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
32.05 - 50.00                       11         $   204,113,024           8.4%
50.01 - 60.00                       22             241,597,345          10.0%
60.01 - 65.00                       28             190,181,376           7.8%
65.01 - 70.00                       40             371,040,033          15.3%
70.01 - 75.00                       65             964,569,883          39.8%
75.01 - 77.50                       16             190,097,247           7.8%
77.51 - 80.00                       25             238,373,126           9.8%
80.01 - 82.73                        4              25,050,000           1.0%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: 32.05%                     Max: 82.73%                     Wtd. Avg. 67.79%
--------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
         RANGE OF                                 AGGREGATE             % OF
      MATURITY DATE             NUMBER OF       CUT-OFF DATE          INITIAL
        OR ARD LTV              MORTGAGE          PRINCIPAL           MORTGAGE
        RATIOS (%)                LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
Fully Amortizing                     1         $     3,557,540           0.1%
18.23 - 50.00                       28             329,986,100          13.6%
50.01 - 55.00                       20             201,271,498           8.3%
55.01 - 60.00                       34             329,941,669          13.6%
60.01 - 62.50                       26             271,872,728          11.2%
62.51 - 65.00                       22             162,805,064           6.7%
65.01 - 67.50                       40             677,125,156          27.9%
67.51 - 70.00                       17             159,494,278           6.6%
70.01 - 76.67                       23             288,968,000          11.9%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: 18.23%                     Max: 76.67%                     Wtd. Avg. 60.91%
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
         RANGE OF               NUMBER OF       CUT-OFF DATE          INITIAL
      ORIGINAL TERMS            MORTGAGE          PRINCIPAL           MORTGAGE
    TO MATURITY (MOS.)            LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
60 - 60                              4         $   186,600,000           7.7%
61 - 84                              3              34,890,000           1.4%
85 - 121                           197           2,150,426,482          88.7%
122 - 216                            7              53,105,551           2.2%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: 60                          Max: 216                          Wtd. Avg. 115
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE          INITIAL
    RANGE OF REMAINING          MORTGAGE          PRINCIPAL           MORTGAGE
 TERMS TO MATURITY (MOS.)         LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
59 - 60                              4         $   186,600,000           7.7%
61 - 84                              3              34,890,000           1.4%
85 - 121                           197           2,150,426,482          88.7%
122 - 214                            7              53,105,551           2.2%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: 59                          Max: 214                          Wtd. Avg. 114
--------------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE          INITIAL
    RANGE OF REMAINING          MORTGAGE          PRINCIPAL           MORTGAGE
     PARTIAL IO TERMS             LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
4 -14                                7         $    50,473,000           2.1%
15 -24                              35             347,838,000          14.3%
25 -34                              19             169,533,000           7.0%
35 -39                              22             326,430,021          13.5%
40 -54                               9              78,762,360           3.2%
55 -70                              24             525,740,200          21.7%
--------------------------------------------------------------------------------
TOTAL                              116         $ 1,498,776,581          61.8%
--------------------------------------------------------------------------------
Min: 4                           Max: 70                            Wtd. Avg. 40
--------------------------------------------------------------------------------

PROPERTY STATE/LOCATION

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE          INITIAL
                                MORTGAGED         PRINCIPAL           MORTGAGE
      STATE/LOCATION            PROPERTIES       BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
California                          57         $   578,645,822          23.9%
 Southern                           44             299,870,276          12.4%
 Northern                           13             278,775,546          11.5%
Texas                               34             279,201,534          11.5%
Virginia                            52             278,721,250          11.5%
Florida                             16             178,506,525           7.4%
Arizona                             14             144,812,988           6.0%
Other(a)                           117             965,133,913          39.8%
--------------------------------------------------------------------------------
TOTAL                              290         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------

(a)   Includes 29 States

PROPERTY TYPE

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE          INITIAL
                                MORTGAGED         PRINCIPAL           MORTGAGE
      PROPERTY TYPE             PROPERTIES       BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
Retail                             113         $   886,782,259          36.6%
Hospitality                         30             519,174,711          21.4%
Multifamily                         37             376,580,018          15.5%
 Multifamily                        33             332,655,933          13.7%
 Manufactured Housing                4              43,924,085           1.8%
Office                              46             323,764,612          13.4%
Industrial                          35             171,550,240           7.1%
Mixed Use                            9              74,734,146           3.1%
Self Storage                        19              71,690,592           3.0%
Land                                 1                 745,455           0.0%
--------------------------------------------------------------------------------
TOTAL                              290         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPES

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE          INITIAL
                                MORTGAGE          PRINCIPAL           MORTGAGE
    AMORTIZATION TYPES            LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
IO-Balloon                         114         $ 1,482,976,581          61.2%
Balloon                             83             642,197,912          26.5%
Interest Only                       11             280,490,000          11.6%
IO-ARD                               2              15,800,000           0.7%
Fully Amortizing                     1               3,557,540           0.1%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
  RANGE OF REMAINING            NUMBER OF       CUT-OFF DATE          INITIAL
 STATED AMORTIZATION            MORTGAGE          PRINCIPAL           MORTGAGE
     TERMS (MOS.)                 LOANS          BALANCE ($)        POOL BALANCE
--------------------------------------------------------------------------------
Interest Only                       11         $   280,490,000          11.6%
118 - 240                            4              16,894,523           0.7%
241 - 300                           12             205,615,137           8.5%
301 -360                           176           1,829,762,143          75.5%
361 -420                             8              92,260,230           3.8%
--------------------------------------------------------------------------------
TOTAL                              211         $ 2,425,022,033         100.0%
--------------------------------------------------------------------------------
Min: 118                         Max: 420                          Wtd. Avg. 354
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                                  AGGREGATE              % OF
         RANGE OF               NUMBER OF       CUT-OFF DATE             LOAN
       CUT-OFF DATE             MORTGAGE          PRINCIPAL            GROUP 1
  PRINCIPAL BALANCES ($)          LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
745,455 - 2,999,999                 38         $    79,562,262           3.8%
3,000,000 - 3,999,999               15              52,435,629           2.5%
4,000,000 - 4,999,999               15              66,986,500           3.2%
5,000,000 - 5,999,999               22             119,523,874           5.7%
6,000,000 - 6,999,999               19             122,099,736           5.9%
7,000,000 - 7,999,999                8              59,860,123           2.9%
8,000,000 - 9,999,999               17             150,004,370           7.2%
10,000,000 - 12,999,999             13             150,741,072           7.2%
13,000,000 - 19,999,999             13             203,560,283           9.8%
20,000,000 - 49,999,999             12             336,692,252          16.2%
50,000,000 - 99,999,999              3             201,600,000           9.7%
100,000,000 - 247,200,000            3             537,800,000          25.8%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: $745,455                Max: $247,200,000                  Avg. $11,690,259
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

--------------------------------------------------------------------------------
                                                  AGGREGATE              % OF
                                NUMBER OF       CUT-OFF DATE             LOAN
         RANGE OF               MORTGAGE          PRINCIPAL            GROUP 1
        DSCRS (X)                 LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
1.15 - 1.24                         75         $   754,617,418          36.3%
1.25 - 1.29                         40             425,648,192          20.5%
1.30 - 1.34                         19             409,614,211          19.7%
1.35 - 1.39                          5              48,722,835           2.3%
1.40 - 1.44                         14             119,775,332           5.8%
1.45 - 1.49                          6              39,363,391           1.9%
1.50 - 1.59                          7              34,595,011           1.7%
1.60 - 1.99                          7              55,889,953           2.7%
2.00 - 2.48                          5             192,639,757           9.3%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: 1.15                       Max: 2.48x                       Wtd. Avg. 1.36x
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                                  AGGREGATE              % OF
         RANGE OF               NUMBER OF       CUT-OFF DATE             LOAN
         MORTGAGE               MORTGAGE          PRINCIPAL            GROUP 1
        RATES (%)                 LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
5.2709 - 5.7499                      6         $    73,413,534           3.5%
5.7500 - 5.9999                     22             420,942,321          20.2%
6.0000 - 6.0999                     13             267,785,000          12.9%
6.1000 - 6.1999                     33             292,637,286          14.1%
6.2000 - 6.2999                     38             535,334,038          25.7%
6.3000 - 6.3999                     29             210,644,787          10.1%
6.4000 - 6.4999                     17              85,967,848           4.1%
6.5000 - 6.6499                     13             150,711,987           7.2%
6.6500 - 6.8499                      5              27,532,779           1.3%
6.8500 - 6.9999                      1               5,193,279           0.2%
7.0000 - 7.1300                      1              10,703,243           0.5%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: 5.2709                     Max: 7.1300                     Wtd. Avg. 6.1629
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
         RANGE OF                                 AGGREGATE              % OF
       CUT-OFF DATE             NUMBER OF       CUT-OFF DATE             LOAN
         DATE LTV               MORTGAGE          PRINCIPAL            GROUP 1
        RATIOS (%)                LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
32.05 - 50.00                       11         $   204,113,024           9.8%
50.01 - 60.00                       19             205,247,345           9.9%
60.01 - 65.00                       27             182,785,061           8.8%
65.01 - 70.00                       35             333,431,295          16.0%
70.01 - 75.00                       53             864,357,474          41.5%
75.01 - 77.50                       13             156,947,247           7.5%
77.51 - 80.00                       19             128,059,655           6.2%
80.01 - 80.07                        1               5,925,000           0.3%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: 32.05%                     Max: 80.07%                     Wtd. Avg. 66.99%
--------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
         RANGE OF                                 AGGREGATE              % OF
      MATURITY DATE             NUMBER OF       CUT-OFF DATE             LOAN
        OR ARD LTV              MORTGAGE          PRINCIPAL            GROUP 1
        RATIOS (%)                LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
Fully Amortizing                     1         $     3,557,540           0.2%
18.23 - 50.00                       25             301,908,121          14.5%
50.01 - 55.00                       18             188,921,498           9.1%
55.01 - 60.00                       30             308,281,719          14.8%
60.01 - 62.50                       24             259,632,934          12.5%
62.51 - 65.00                       17             127,865,325           6.1%
65.01 - 67.50                       32             579,586,685          27.9%
67.51 - 70.00                       16             147,094,278           7.1%
70.01 - 74.18                       15             164,018,000           7.9%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: 18.23%                     Max: 74.18%                     Wtd. Avg. 60.13%
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)

--------------------------------------------------------------------------------
    RANGE OF                                      AGGREGATE              % OF
 ORIGINAL TERMS                 NUMBER OF       CUT-OFF DATE             LOAN
   TO MATURITY                  MORTGAGE          PRINCIPAL            GROUP 1
     (MOS.)                       LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
60 - 60                              2         $   162,700,000           7.8%
61 - 84                              3              34,890,000           1.7%
85 - 121                           170           1,846,210,166          88.7%
122 - 180                            3              37,065,934           1.8%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: 60                          Max: 180                          Wtd. Avg. 115
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)

--------------------------------------------------------------------------------
         RANGE OF
        REMAINING                                 AGGREGATE              % OF
          TERMS                 NUMBER OF       CUT-OFF DATE             LOAN
       TO MATURITY              MORTGAGE          PRINCIPAL            GROUP 1
          (MOS.)                  LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
60 - 60                              2         $   162,700,000           7.8%
61 - 84                              3              34,890,000           1.7%
85 - 121                           170           1,846,210,166          88.7%
122 - 179                            3              37,065,934           1.8%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: 60                          Max: 179                          Wtd. Avg. 114
--------------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)

--------------------------------------------------------------------------------
         RANGE OF                                 AGGREGATE              % OF
        REMAINING               NUMBER OF       CUT-OFF DATE             LOAN
        PARTIAL IO              MORTGAGE          PRINCIPAL            GROUP 1
          TERMS                   LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
4 - 12                               5         $    31,223,000           1.5%
13 - 24                             29             290,063,000          13.9%
25 - 36                             35             406,613,021          19.5%
37 - 54                              9              84,262,360           4.0%
55 - 70                             21             487,215,200          23.4%
--------------------------------------------------------------------------------
TOTAL                               99         $ 1,299,376,581          62.4%
--------------------------------------------------------------------------------
Min: 4                           Max: 70                            Wtd. Avg. 41
--------------------------------------------------------------------------------

PROPERTY STATE/LOCATION

--------------------------------------------------------------------------------
                                                  AGGREGATE              % OF
                                NUMBER OF       CUT-OFF DATE             LOAN
                                MORTGAGED         PRINCIPAL            GROUP 1
      STATE/LOCATION            PROPERTIES       BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
California                          57         $   578,645,822          27.8%
 Southern                           44             299,870,276          14.4%
 Northern                           13             278,775,546          13.4%
Virginia                            52             278,721,250          13.4%
Texas                               25             163,125,102           7.8%
Florida                             13             135,979,529           6.5%
Other(a)                           109             924,394,397          44.4%
--------------------------------------------------------------------------------
TOTAL                              256         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------

(a)   Includes 28 States

PROPERTY TYPE

--------------------------------------------------------------------------------
                                                  AGGREGATE              % OF
                                NUMBER OF       CUT-OFF DATE             LOAN
         PROPERTY               MORTGAGED         PRINCIPAL            GROUP 1
           TYPE                 PROPERTIES       BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
Retail                             113         $   886,782,259          42.6%
Hospitality                         30             519,174,711          24.9%
Office                              46             323,764,612          15.6%
Industrial                          35             171,550,240           8.2%
Mixed Use                            9              74,734,146           3.6%
Self Storage                        19              71,690,592           3.4%
Manufactured Housing                 3              32,424,085           1.6%
Land                                 1                 745,455           0.0%
--------------------------------------------------------------------------------
TOTAL                              256         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPES

--------------------------------------------------------------------------------
                                                  AGGREGATE              % OF
                                NUMBER OF       CUT-OFF DATE             LOAN
       AMORTIZATION             MORTGAGE          PRINCIPAL            GROUP 1
          TYPES                   LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
IO-Balloon                          97         $ 1,283,576,581          61.7%
Balloon                             70             540,916,979          26.0%
Interest Only                        8             237,015,000          11.4%
IO-ARD                               2              15,800,000           0.8%
Fully Amortizing                     1               3,557,540           0.2%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)

--------------------------------------------------------------------------------
         RANGE OF
        REMAINING                                 AGGREGATE              % OF
          STATED                NUMBER OF       CUT-OFF DATE             LOAN
       AMORTIZATION             MORTGAGE          PRINCIPAL            GROUP 1
       TERMS (MOS.)               LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
Interest Only                        8         $   237,015,000          11.4%
118 - 240                            4              16,894,523           0.8%
241 - 300                           12             205,615,137           9.9%
301 - 360                          148           1,563,977,525          75.2%
361 - 420                            6              57,363,915           2.8%
--------------------------------------------------------------------------------
TOTAL                              178         $ 2,080,866,100         100.0%
--------------------------------------------------------------------------------
Min: 118                         Max: 420                          Wtd. Avg. 351
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
         RANGE OF               NUMBER OF       CUT-OFF DATE            LOAN
       CUT-OFF DATE             MORTGAGE          PRINCIPAL            GROUP 2
  PRINCIPAL BALANCES ($)          LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
1,081,741 - 3,999,999               10         $    25,851,850           7.5%
4,000,000 - 5,999,999                2               9,042,864           2.6%
6,000,000 - 8,999,999                4              28,884,786           8.4%
9,000,000 - 10,999,999               4              40,476,432          11.8%
11,000,000 - 12,999,999              2              23,900,000           6.9%
13,000,000 - 14,999,999              3              41,650,000          12.1%
15,000,000 - 19,999,999              2              32,200,000           9.4%
20,000,000 - 27,500,000              6             142,150,000          41.3%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: $1,081,741                Max: $27,500,000                 Avg. $10,428,968
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
                                NUMBER OF       CUT-OFF DATE            LOAN
         RANGE OF               MORTGAGE          PRINCIPAL            GROUP 2
       OF DSCRS (X)               LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
1.15 - 1.19                          2         $    11,961,638           3.5%
1.20 - 1.24                         18             199,202,870          57.9%
1.25 - 1.29                          2              11,696,315           3.4%
1.30 - 1.39                          6              60,373,234          17.5%
1.40 - 1.67                          5              60,921,875          17.7%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: 1.15x                      Max: 1.67x                       Wtd. Avg. 1.28x
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
         RANGE OF               NUMBER OF       CUT-OFF DATE            LOAN
         MORTGAGE               MORTGAGE          PRINCIPAL            GROUP 2
        RATES (%)                 LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
5.4130 - 5.7999                      1         $    10,725,000           3.1%
5.8000 - 5.9999                      2              51,500,000          15.0%
6.0000 - 6.1999                     11             152,264,794          44.2%
6.2000 - 6.2999                      8              58,634,786          17.0%
6.3000 - 7.0000                     11              71,031,353          20.6%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: 5.4130                     Max: 7.0000                     Wtd. Avg. 6.1462
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                                  AGGREGATE             % OF
         RANGE OF               NUMBER OF       CUT-OFF DATE            LOAN
       CUT-OFF DATE             MORTGAGE          PRINCIPAL            GROUP 2
      LTV RATIOS (%)              LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
51.84 - 70.00                        9         $    81,355,053          23.6%
70.01 - 72.50                        6              68,882,876          20.0%
72.51 - 75.00                        6              31,329,533           9.1%
75.01 - 77.50                        3              33,150,000           9.6%
77.51 - 82.73                        9             129,438,471          37.6%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: 51.84%                     Max: 82.73%                     Wtd. Avg. 72.61%
--------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
         RANGE OF                                 AGGREGATE
      MATURITY DATE             NUMBER OF       CUT-OFF DATE            % OF
        OR ARD LTV              MORTGAGE          PRINCIPAL             LOAN
          RATIOS                  LOANS          BALANCE ($)           GROUP 2
--------------------------------------------------------------------------------
46.72 - 60.00                        9         $    62,087,928          18.0%
60.01 - 65.00                        7              47,179,533          13.7%
65.01 - 67.50                        8              97,538,471          28.3%
67.51 - 70.00                        1              12,400,000           3.6%
70.01 - 76.67                        8             124,950,000          36.3%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: 46.72%                     Max: 76.67%                     Wtd. Avg. 65.65%
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)

--------------------------------------------------------------------------------
         RANGE OF                                 AGGREGATE             % OF
      ORIGINAL TERMS            NUMBER OF       CUT-OFF DATE            LOAN
       TO MATURITY              MORTGAGE          PRINCIPAL            GROUP 2
          (MOS.)                  LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
60 - 60                              2         $    23,900,000           6.9%
85 - 121                            27             304,216,316          88.4%
122 - 216                            4              16,039,617           4.7%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: 60                          Max: 216                          Wtd. Avg. 118
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)

--------------------------------------------------------------------------------
         RANGE OF                                 AGGREGATE             % OF
     REMAINING TERMS            NUMBER OF       CUT-OFF DATE            LOAN
       TO MATURITY              MORTGAGE          PRINCIPAL            GROUP 2
          (MOS.)                  LOANS          BALANCE ($)           BALANCE
--------------------------------------------------------------------------------
59 - 60                              2         $    23,900,000           6.9%
84 - 120                            25             262,716,316          76.3%
121 - 214                            6              57,539,617          16.7%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: 59                          Max: 214                          Wtd. Avg. 117
--------------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)

--------------------------------------------------------------------------------
         RANGE OF                                  AGGREGATE            % OF
    REMAINING PARTIAL            NUMBER OF       CUT-OFF DATE           LOAN
         IO TERM                 MORTGAGE          PRINCIPAL           GROUP 2
          (MOS.)                   LOANS          BALANCE ($)          BALANCE
--------------------------------------------------------------------------------
9 - 24                               8         $    77,025,000          22.4%
25 - 36                              4              47,350,000          13.8%
37 - 59                              5              75,025,000          21.8%
--------------------------------------------------------------------------------
TOTAL                               17         $   199,400,000          57.9%
--------------------------------------------------------------------------------
Min: 9                           Max: 59                            Wtd. Avg. 35
--------------------------------------------------------------------------------

PROPERTY STATE/LOCATION

--------------------------------------------------------------------------------
                                                   AGGREGATE            % OF
                                 NUMBER OF       CUT-OFF DATE           LOAN
                                 MORTGAGED         PRINCIPAL           GROUP 2
            LOCATION             PROPERTIES       BALANCE ($)          BALANCE
--------------------------------------------------------------------------------
Texas                                9         $   116,076,432          33.7%
Arizona                              5              71,421,315          20.8%
Florida                              3              42,526,997          12.4%
Pennsylvania                         2              26,800,000           7.8%
Georgia                              3              20,596,237           6.0%
Other(a)                            12              66,734,952          19.4%
--------------------------------------------------------------------------------
TOTAL                               34         $   344,155,933         100.0%
--------------------------------------------------------------------------------

(a)   Includes 9 states

PROPERTY TYPE

--------------------------------------------------------------------------------
                                                   AGGREGATE            % OF
                                 NUMBER OF       CUT-OFF DATE           LOAN
         PROPERTY                MORTGAGED         PRINCIPAL           GROUP 2
           TYPE                  PROPERTIES       BALANCE ($)          BALANCE
--------------------------------------------------------------------------------
Multifamily                         33         $   332,655,933          96.7%
Manufactured Housing                 1              11,500,000           3.3%
--------------------------------------------------------------------------------
TOTAL                               34         $   344,155,933         100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPES

--------------------------------------------------------------------------------
                                                   AGGREGATE            % OF
                                 NUMBER OF       CUT-OFF DATE           LOAN
       AMORTIZATION              MORTGAGE          PRINCIPAL           GROUP 2
          TYPES                    LOANS          BALANCE ($)          BALANCE
--------------------------------------------------------------------------------
IO-Balloon                          17         $   199,400,000          57.9%
Balloon                             13             101,280,933          29.4%
Interest Only                        3              43,475,000          12.6%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)

--------------------------------------------------------------------------------
         RANGE OF                                  AGGREGATE            % OF
     REMAINING STATED            NUMBER OF       CUT-OFF DATE           LOAN
       AMORTIZATION              MORTGAGE          PRINCIPAL           GROUP 2
       TERMS (MOS.)                LOANS          BALANCE ($)          BALANCE
--------------------------------------------------------------------------------
Interest Only                        3         $    43,475,000          12.6%
357 - 360                           28             265,784,618          77.2%
361 - 420                            2              34,896,315          10.1%
--------------------------------------------------------------------------------
TOTAL                               33         $   344,155,933         100.0%
--------------------------------------------------------------------------------
Min: 357                         Max: 420                          Wtd. Avg. 367
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                      PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                          % OF REM       % OF REM    % OF REM     % OF REM     % OF REM     % OF REM
                                          MORTGAGE       MORTGAGE    MORTGAGE     MORTGAGE     MORTGAGE     MORTGAGE
                                            POOL           POOL        POOL         POOL         POOL         POOL
                       COLLATERAL         BALANCE        BALANCE     BALANCE      BALANCE      BALANCE      BALANCE
 PERIOD     LOANS        BALANCE        LOCKOUT/DEF(2)    YM(3)     6.00% PEN.   5.00% PEN.   4.00% PEN.   3.00% PEN.
---------------------------------------------------------------------------------------------------------------------

March-07     211    $2,420,611,613.94        98.82         1.18        0.00         0.00         0.00         0.00
March-08     211    $2,411,339,394.11        98.81         1.19        0.00         0.00         0.00         0.00
March-09     211    $2,398,539,213.08        98.35         1.65        0.00         0.00         0.00         0.00
March-10     211    $2,380,118,325.83        94.47         5.53        0.00         0.00         0.00         0.00
March-11     211    $2,357,979,965.78        87.20         6.20        0.00         0.00         0.00         0.00
March-12     207    $2,147,129,669.40        89.96         9.38        0.00         0.66         0.00         0.00
March-13     207    $2,116,502,430.78        89.96         9.38        0.00         0.00         0.66         0.00
March-14     204    $2,050,768,196.45        88.54         9.28        0.00         0.00         0.00         0.67
March-15     204    $2,016,522,939.98        88.53         9.28        0.00         0.00         0.00         0.00
March-16     201    $1,904,255,426.15        74.75         8.02        0.00         0.00         0.00         0.00
March-17       6    $   21,270,987.65        90.02         9.98        0.00         0.00         0.00         0.00
March-18       5    $   14,830,907.14        86.01        13.99        0.00         0.00         0.00         0.00
March-19       4    $    6,743,502.81        70.00        30.00        0.00         0.00         0.00         0.00
March-20       4    $    6,528,022.28        69.86        30.14        0.00         0.00         0.00         0.00
March-21       4    $    6,296,007.54        69.70        30.30        0.00         0.00         0.00         0.00
March-22       2    $    3,052,278.94       100.00         0.00        0.00         0.00         0.00         0.00
March-23       2    $    2,939,290.86       100.00         0.00        0.00         0.00         0.00         0.00
March-24       2    $    2,818,567.95        73.54         0.00        0.00         0.00         0.00         0.00

                % OF REM     % OF REM    % OF REM
                MORTGAGE     MORTGAGE    MORTGAGE
                  POOL         POOL        POOL
                BALANCE      BALANCE     BALANCE
 PERIOD        2.00% PEN.   1.00% PEN.     OPEN      TOTAL
-----------------------------------------------------------

March-07          0.00         0.00        0.00      100.00
March-08          0.00         0.00        0.00      100.00
March-09          0.00         0.00        0.00      100.00
March-10          0.00         0.00        0.00      100.00
March-11          0.00         0.00        6.60      100.00
March-12          0.00         0.00        0.00      100.00
March-13          0.00         0.00        0.00      100.00
March-14          0.00         0.00        1.51      100.00
March-15          0.67         0.00        1.52      100.00
March-16          0.00         0.70       16.53      100.00
March-17          0.00         0.00        0.00      100.00
March-18          0.00         0.00        0.00      100.00
March-19          0.00         0.00        0.00      100.00
March-20          0.00         0.00        0.00      100.00
March-21          0.00         0.00        0.00      100.00
March-22          0.00         0.00        0.00      100.00
March-23          0.00         0.00        0.00      100.00
March-24          0.00         0.00       26.46      100.00

_________________________
(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
      Assumptions to be described in the offering prospectus.

(2)   Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)   Mortgage Loans that permit either defeasance or prepayment with yield maintenance and mortgage loans that require defeasance if the cost of defeasance is less than yield maintenances are treated herein as yield maintenance loans.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   MORTGAGE                                        % OF
                                                    LOANS/                                        INITIAL
                                                  MORTGAGED    CUT-OFF DATE        SHADOW        MORTGAGE
                                     MORTGAGE        REAL       PRINCIPAL          RATING          POOL
NO.           LOAN NAME             LOAN SELLER   PROPERTIES     BALANCE      FITCH/MOODY'S(1)    BALANCE
---------------------------------------------------------------------------------------------------------

1.   The Atrium Hotel Portfolio        MLML         1    6     $247,200,000                        10.19%
2.   Stonestown Mall                   MLML         1    1      155,600,000        A+/A2            6.42
3.   Wilton Portfolio Pool 1           MLML         1   45      135,000,000                         5.57
4.   Westin Arlington Gateway           CRF         1    1       94,000,000                         3.88
5.   Farmers Market I, II and III       CRF         1    1       56,000,000                         2.31
6.   Valdosta - Colonial Mall           CRF         1    1       51,600,000                         2.13
7.   Exel Logistics                     CRF         1    1       37,027,252                         1.53
8.   Lufkin Mall                        CRF         1    1       30,000,000                         1.24
9.   Cool Springs Commons               PNC         1    1       29,975,000                         1.24
10.  South State Street                MLML         1    2       29,590,000                         1.22
                                                  ----  ---    ------------                      --------
     TOTAL/WEIGHTED AVERAGE                        10   60     $865,992,252                        35.71%
                                                  =========================                      ========

                                                                                       CUT-OFF
                                     PROPERTY     PROPERTY    LOAN BALANCE    DSCR     DATE LTV
NO.           LOAN NAME                TYPE        SIZE(2)    PER SF/UNIT    (X)(3)  RATIO (%)(3)
-------------------------------------------------------------------------------------------------

1.   The Atrium Hotel Portfolio     Hospitality       1,473   $  167,821      1.30x     71.49
2.   Stonestown Mall                  Retail        472,318          329      2.10      40.00
3.   Wilton Portfolio Pool 1          Various     1,868,121           72      1.23      72.41
4.   Westin Arlington Gateway       Hospitality         336      279,762      1.25      55.95
5.   Farmers Market I, II and III     Office        376,134          149      1.21      78.71
6.   Valdosta - Colonial Mall         Retail        442,832          117      1.27      68.80
7.   Exel Logistics                 Industrial    1,216,499           30      1.20      76.34
8.   Lufkin Mall                      Retail        343,069           87      1.36      74.07
9.   Cool Springs Commons             Office        301,697           99      1.21      73.88
10.  South State Street               Retail        107,543          275      1.29      69.95
                                                                              ----      -----
     TOTAL/WEIGHTED AVERAGE                                                   1.41x     64.92
                                                                              ===============

_________________________
(1)   It has been confirmed by Fitch and Moody's in accordance with their respective methodologies, the credit characteristics of the related loan is consistent with investment-grade rated obligations.

(2)   Property size is indicated in rooms (for hospitality properties), and square feet for all other property types.

(3)   With respect to Loan Nos. 4 and 6, calculated using stabilized appraised values. With respect to Loan No. 4, calculated using stabilized cash flows.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE ATRIUM HOTEL PORTFOLIO

                       [PHOTO OF THE ATRIUM HOTEL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           6
Location (City/State)                                                   Various
Property Type                                                       Hospitality
Size (Rooms)                                                              1,473
Percentage Physical Occupancy as of May 31, 2006                         75.15%
Year Built                                                            See Table
Year Renovated                                                        See Table
Loan Purpose                                                          Refinance
Appraisal Value                                                    $345,800,000
Average Rent Per Room                                                       NAP
Underwritten Occupancy                                                   75.20%
Underwritten Revenues                                               $80,533,163
Underwritten Total Expenses                                         $53,444,982
Underwritten Net Operating Income (NOI)                             $27,088,181
Underwritten Net Cash Flow (NCF)                                    $23,866,854
Trailing 12 NOI as of June 30, 2006                                 $25,052,653
2005 NOI                                                            $23,171,596
2004 NOI                                                            $22,030,755
--------------------------------------------------------------------------------

                       [PHOTO OF THE ATRIUM HOTEL OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                      MLML
 Loan Group                                                                   1
 Origination Date                                               August 11, 2006
 Cut-off Date Principal Balance                                    $247,200,000
 Cut-off Date Loan Balance Per Room                                    $167,821
 Percentage of Initial Mortgage Pool Balance                             10.19%
 Number of Mortgage Loans                                                     1
 Type of Security (Fee/Leasehold)                             3 Fee/3 Leasehold
 Mortgage Rate                                                          6.2952%
 Amortization Type                                                   IO-Balloon
 IO Period (Months)                                                          60
 Original Term to Maturity/ARD (Months)                                     120
 Original Amortization Term (Months)                                        360
 Original Call Protection                                 LO(24), Def(92), O(4)
 Lockbox                                                                   Hard
 Cut-off Date LTV Ratio                                                  71.49%
 LTV Ratio at Maturity or ARD                                            67.14%
 Underwritten DSCR on NOI(1)                                              1.48x
 Underwritten DSCR on NCF(2)                                              1.30x
--------------------------------------------------------------------------------

(1)   The Underwritten DSCR on NOI during the interest only period is 1.72x

(2)   The Underwritten DSCR on NCF during the interest only period is 1.51x

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Atrium Hotel Portfolio Loan") is evidenced by two promissory notes secured by a first mortgage encumbering the Atrium Hotel
Portfolio Borrower's fee and leasehold interests in six full-service hotel properties. The hotels, which total 1,473 rooms, are flagged by Embassy Suites with the exception of one hotel which is independently owned (each, an "Atrium
Hotel Portfolio Property" and collectively the "Atrium Hotel Portfolio
Properties"). The Atrium Hotel Portfolio Loan represents approximately 10.19% of the initial mortgage pool balance and approximately 11.88% of the initial loan group 1 balance.

The Atrium Hotel Portfolio Loan was originated on August 11, 2006 and has a principal balance as of the cut-off date of $247,200,000. The Atrium Hotel
Portfolio Loan has a remaining term of 120 months and a scheduled maturity date of September 1, 2016. The Atrium Hotel Portfolio Loan may be prepaid without premium beginning June 1, 2016. Additionally, the Atrium Hotel Portfolio Loan
permits defeasance with U.S. governmental obligations or other "government securities" beginning two years after the creation of the Series 2006-3 securitization trust.

THE PROPERTIES. The Atrium Hotel Portfolio Loan is secured by six hotel properties containing a total of 1,473 rooms. The properties are located in six states and will be managed by affiliates of John Q. Hammons Hotels Management
LLC.

The following tables present certain information relating to the Atrium Hotel
Portfolio Properties:

---------------------------------------------------------------------------------------------------------------------------------
                                                ATRIUM HOTEL PORTFOLIO PROPERTIES
                                                ---------------------------------
                                                                       CUT-OFF DATE
                                                                        ALLOCATED     YEAR BUILT/
PROPERTY NAME                      PROPERTY LOCATION           ROOMS     BALANCE       REVOVATED    APPRAISAL VALUE     U/W NCF
---------------------------------------------------------------------------------------------------------------------------------

Embassy Suites Raleigh-Durham      Cary, North Carolina          273   $ 58,200,000      1997        $ 74,900,000     $ 5,814,604
Embassy Suites Portland Airport    Portland, Oregon              251   $ 48,000,000      1998        $ 62,600,000     $ 4,522,398
Embassy Suites Tampa               Tampa, Florida                247   $ 48,000,000      1998        $ 63,300,000     $ 4,537,776
Embassy Suites Charleston          Charleston, West Virginia     253   $ 43,000,000      1997        $ 55,900,000     $ 3,851,369
Embassy Suites on Monterey Bay     Seaside, California           225   $ 33,000,000    1995/2005     $ 54,500,000     $ 3,755,326
Topeka Capitol Plaza Hotel         Topeka, Kansas                224   $ 17,000,000      1998        $ 34,600,000     $ 1,385,381
---------------------------------------------------------------------------------------------------------------------------------
TOTAL .........................                                1,473   $247,200,000                  $345,800,000     $23,866,854
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                       OPERATIONAL STATISTICS(1)
                                       -------------------------
                                                2004                                2005
                                  --------------------------------    ---------------------------------
PROPERTY NAME                        ADR       OCCUPANCY   REVPAR        ADR       OCCUPANCY    REVPAR
-------------------------------------------------------------------------------------------------------

Embassy Suites
 Raleigh-Durham                   $  120.10      73.7%     $ 88.78    $  126.04      74.9%      $ 94.35
Embassy Suites
  Portland Airport                   115.10      71.7        82.50       117.90      75.9         89.49
Embassy Suites Tampa                 115.29      72.1        83.17       124.16      77.7         96.57
Embassy Suites Charleston            112.44      77.2        86.77       117.14      74.2         86.90
Embassy Suites on
  Monterey Bay                       152.02      75.7       115.08       158.96      75.6        120.22
Topeka Capitol Plaza Hotel            81.27      60.8        49.52        84.56      57.1         48.29
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE .........  $  117.08      72.0%     $ 84.41    $  122.98      72.5%      $ 89.55
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    TRAILING 12-MONTH JUNE 2006               MLML UNDERWRITING
                                  --------------------------------    ---------------------------------
PROPERTY NAME                       ADR       OCCUPANCY   REVPAR        ADR       OCCUPANCY    REVPAR
-------------------------------------------------------------------------------------------------------

Embassy Suites
 Raleigh-Durham                   $  130.09      77.5%     $100.79    $  137.90      77.5%      $106.83
Embassy Suites
  Portland Airport                   122.10      78.7        96.13       129.43      78.7        101.90
Embassy Suites Tampa                 131.51      79.1       104.08       139.40      79.1        110.32
Embassy Suites Charleston            121.35      75.1        91.17       128.63      75.1         96.65
Embassy Suites on
  Monterey Bay                       161.98      81.6       132.21       171.70      81.6        140.14
Topeka Capitol Plaza Hotel            84.23      57.5        48.43        89.29      57.5         51.34
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE .........  $  127.37      75.2%     $ 95.73    $  135.01      75.2%      $101.48
-------------------------------------------------------------------------------------------------------

_________________________

(1)   Per information obtained from Smith Travel Research ("STR") as of May
      2006.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PENETRATION INDICES(1)
                             ----------------------
PROPERTY NAME                        ADR INDEX   OCCUPANCY INDEX   REVPAR INDEX
--------------------------------------------------------------------------------
Embassy Suites Raleigh-Durham          121.2%         107.5%          130.3%
Embassy Suites Portland Airport        128.9          117.1           151.0
Embassy Suites Tampa                   130.6          114.9           150.0
Embassy Suites Charleston              152.4          124.2           189.3
Embassy Suites on Monterey Bay         100.2          119.2           119.4
Topeka Capitol Plaza Hotel             122.6          118.3           145.0
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                 126.5%         116.7%          147.8%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        HISTORICAL PERFORMANCE(2)
                                        -------------------------
                                           2001                     2002                    2003
                                           ----                     ----                    ----
                                               AVAILABLE                AVAILABLE               AVAILABLE
                                  HISTORICAL     ROOM      HISTORICAL     ROOM     HISTORICAL     ROOM
                                  OCCUPANCY     NIGHTS     OCCUPANCY     NIGHTS    OCCUPANCY     NIGHTS
---------------------------------------------------------------------------------------------------------

Embassy Suites Raleigh-Durham        68.7%      99,372        69.5%      101,283      67.2%      99,372
Embassy Suites Portland Airport      65.3       91,364        68.3        93,121      66.9       91,346
Embassy Suites Tampa                 66.9       89,908        71.1        91,637      66.8       89,908
Embassy Suites Charleston            68.2       92,092        73.9        93,863      77.2       92,092
Embassy Suites on Monterey Bay       74.5       81,900        79.6        83,475      75.7       81,900
Topeka Capital Plaza Hotel           55.5       81,536        56.9        83,104      59.6       81,536

---------------------------------------------------------------------------------
                                           2004                     2005
                                           ----                     ----
                                               AVAILABLE                AVAILABLE
                                  HISTORICAL     ROOM      HISTORICAL     ROOM
                                  OCCUPANCY     NIGHTS     OCCUPANCY     NIGHTS
---------------------------------------------------------------------------------

Embassy Suites Raleigh-Durham        74.1%      99,372        75.1%       99,372
Embassy Suites Portland Airport      72.1       91,364        76.1        91,364
Embassy Suites Tampa                 72.5       89,908        78.0        89,908
Embassy Suites Charleston            77.6       92,092        74.4        92,092
Embassy Suites on Monterey Bay       76.1       81,900        75.8        81,900
Topeka Capital Plaza Hotel           61.1       81,536        57.3        81,536

COMPETITIVE CONDITIONS(3). The Embassy Suites Raleigh-Durham, containing 273 rooms, is subject to competitive conditions. According to a third party appraisal, four hotels are considered primary competitors for the Embassy Suites
Raleigh-Durham. Additionally, the primary competitors reported occupancy rates of 66% to 76%, with an average of 71.7%. For 2005, the Embassy Suites
Raleigh-Durham reported an occupancy penetration of 106.3%, showing that the property is performing better than its market as a whole.

The Embassy Suites Portland Airport, containing 251 rooms, is subject to competitive conditions. According to a third party appraisal, three hotels are considered primary competitors for the Embassy Suites Portland Airport.
Additionally, the primary competitors reported occupancy rates of 60% to 68%, with an average of 67.4%. For 2005, the Embassy Suites Portland Airport reported an occupancy penetration of 113.0%, showing that the property is performing better than its market as a whole.

The Embassy Suites Tampa, containing 247 rooms, is subject to competitive conditions. According to a third party appraisal, four hotels are considered primary competitors for the Embassy Suites Tampa. Additionally, the primary competitors reported occupancy rates of 68% to 77%, with an average of 74.1%.
For 2005, the Embassy Suites Tampa reported an occupancy penetration of 107.7%, showing that the property is performing better than its market as a whole.

The Embassy Suites Charleston, containing 253 rooms, is subject to competitive conditions. According to a third party appraisal, two hotels are considered primary competitors for the Embassy Suites Charleston. Additionally, the primary competitors reported occupancy rates of 52% to 68%, with an average of 65.1%.
For 2005, the Embassy Suites Charleston reported an occupancy penetration of
116.4%, showing that the property is performing better than its market as a whole.

The Embassy Suites on Monterey Bay, containing 225 rooms, is subject to competitive conditions. According to a third party appraisal, four hotels are considered primary competitors for the Embassy Suites on Monterey Bay.
Additionally, the primary competitors reported occupancy rates of 55% to 76%, with an average of 68.8%. For 2005, the Embassy Suites Montery Bay reported an occupancy penetration of 109.2%, showing that the property is performing better than its market as a whole.

The Topeka Capital Plaza Hotel, containing 224 rooms, is subject to competitive conditions. According to a third party appraisal, two hotels are considered primary competitors for the Topeka Capital Plaza Hotel. Additionally, the
primary competitors reported occupancy rates of 45% to 50%, with an average of
50.4%. For 2005, the Topeka Capital Plaza Hotel reported an occupancy penetration of 109.5%, showing that the property is performing better than its market as a whole.

_________________________

(1)   Atrium Hotel Portfolio Properties ADR, Occupancy and RevPAR statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from STR as of May 2006.

(2)   Information provided by the Atrium Portfolio Loan Borrower.

(3)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no represenation is made as to the accuracy of the assumption underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE BORROWER. Atrium Finance V, LLC (the "Atrium Hotel Portfolio Borrower") is a
single purpose bankruptcy remote entity owned indirectly and controlled by
Atrium Hotels, L.P. ("Atrium Hotels"). Atrium Hotels was formed to privatize the formerly public John Q. Hammons Hotels, Inc. ("JQH"). The JQH-Atrium Hotels
merger closed on September 16, 2005. Atrium Hotels owns 43 hotels containing
10,552 guest rooms located in twenty states and has interests in 23 additional hotels located throughout the United States.

PROPERTY MANAGEMENT. The Atrium Hotel Portfolio Properties are managed by affiliates of John Q. Hammons Hotels Management LLC ("JQHM") pursuant to a management agreement. JQHM is not affiliated with the Atrium Hotel Portfolio
Borrower. Founded in 1958 and based in Springfield, Missouri, JQHM has been a leading independent builder, developer, owner and manager of upscale, full-service hotels and resorts. JQHM manages each of the hotels owned by Atrium
Hotels, pursuant to management agreements which are terminable upon a sale of each property.

LOCKBOX. The Atrium Hotel Portfolio Borrower and manager are required to deposit all rents and other gross revenue (including credit card receivables) from the property into lender-controlled clearing accounts. From and after (x) the occurrence and continuance of an event of default or (y) at any time from and after 6 months after the closing date upon the occurrence of a Cash Trap DSCR
Trigger Event until the occurrence of a Cash Trap DSCR Trigger Termination Event funds in the accounts will be swept into a lender-controlled cash management deposit account and applied in the following order: (a) fund the ground rents account, (b) fund the tax account, (c) fund the insurance account, (d) fund the debt service account, (e) fund the capital expense account, (f) to pay any other amounts due to the lender, (g) fund amounts to pay operating expenses and capital expenditures for the properties in accordance with the approved annual budget and other operating expenses approved by lender and (h) provided no event of default has occurred and be continuing, pay any excess amounts to the Atrium
Hotel Portfolio Borrower. If an Event of Default has occurred, lender may apply funds as it deems fit.

A "Cash Trap DSCR Trigger Event" means, as of any monthly payment date, the debt service coverage ratio (assuming a 4% reserve for FF&E) for the Atrium Hotel
Portfolio Properties is less than 1.20:1.00. A "Cash Trap DSCR Trigger
Termination Event" means the date, if any, upon which the debt service coverage ratio (assuming a 4% reserve for FF&E) for the Atrium Hotel Portfolio Properties as of three (3) consecutive monthly payment dates is equal to or greater than
1.35:1.00.

ESCROWS/RESERVES. In lieu of funding any reserves, Atrium Hotels has the right to provide a guaranty thereof so long as a Cash Reserve Period (defined below)
does exist. During a Cash Reserve Period the Atrium Hotel Portfolio Borrower
must make all such deposits or deliver letters of credit in lieu thereof. Atrium
Hotels has elected to provide a guaranty of all such reserves as of the closing date. "Cash Reserve Period" means the period of time from and after the occurrence of either (a) an event of default until the cure thereof or (b) the guarantor's net worth is less than $175,000,000 until such net worth is achieved for 60 consecutive days.

PERMITTED MEZZANINE DEBT. Lender shall permit new mezzanine debt, provided that certain conditions contained in the loan documents are satisfied. Such conditions include, but are not limited to: (i) the new mezzanine lender enters into an intercreditor agreement with lender that is acceptable to lender and the rating agencies; (ii) as of the funding date of the mezzanine loan, the loan-to-value ratio of the Atrium Hotel Portfolio Loan plus mezzanine debt outstanding or yet to be incurred is equal to or less than 79%; (iii) as of the funding date of the mezzanine loan, the debt service coverage ratio (assuming a
4% FF&E reserve) of the Atrium Hotel Portfolio Loan plus mezzanine debt outstanding or yet to be incurred is equal to or greater than 1.20:1.00; and
(iv) no more than two mezzanine loans may be outstanding at any time during the term of the Atrium Hotel Portfolio Loan.

RELEASE PROVISIONS. The Atrium Hotel Portfolio Borrower may obtain the release of an Atrium Hotel Portfolio Property for which a partial defeasance was accomplished in accordance with the requirements for a defeasance (including defeasance of the Atrium Hotel Portfolio Loan in an amount equal to or greater than the release price for the applicable property) set forth in the loan documents and upon satisfaction of, among other things, the following additional conditions: (i) the debt service coverage ratio (assuming a 4% FF&E reserve) as of the defeasance date (after giving effect to the defeasance) for the properties that will remain subject to the lien of the mortgages after such defeasance event shall be equal to or greater than the lesser of (a) the debt service coverage ratio (assuming a 4% FF&E reserve and without giving effect to the defeasance) as of the defeasance date for all of properties subject to the lien of the mortgages immediately prior to such defeasance date (including the properties to be released) and (b) 1.35 : 1.00; and (ii) the loan-to-value ratio
(including any permitted mezzanine debt) as of the defeasance date (after giving effect to the defeasance) shall be equal to or less than (a) the greater of (1)
the loan-to-value ratio (without giving effect to the defeasance) immediately prior to such defeasance date and (2) seventy five percent (75%) and (b) 71.53%.

SUBSTITUTION PROVISIONS. The Atrium Hotel Portfolio Borrower, at its option and sole cost and expense, may obtain a release of one or more of the properties securing the Atrium Hotel Portfolio Loan (each such property, an "Exchange
Property") subject to the satisfaction of certain conditions, including, but not limited to: (i) the Atrium Hotel Portfolio Borrower shall replace each Exchange
Property with another parcel of real property containing a hotel of like kind, use and quality (each such property, an "Acquired Property"); (ii) no event of default under the Atrium Hotel Portfolio Loan shall have occurred and be continuing; (iii) the fair market value of the Acquired Property must be equal to or greater than the fair market value of the Exchange Property as of the closing date of the Atrium Hotel Portfolio Loan and as of the date immediately preceding the date of the substitution; (iv) the debt service coverage ratio
(assuming a 4% reserve for FF&E) as of the substitution date shall not be less than the greater of (i) 1.20 : 1.00 and (ii) the lesser of (a) the debt service coverage ratio (assuming a 4% reserve for FF&E) as of the substitution date prior to giving effect to the substitution and (b) 1.35 : 1.00; and (v) the aggregate amount of the allocated loan amounts for all of the properties substituted during the term of the Atrium Hotel Portfolio Loan shall not exceed
35% of the original balance of the Atrium Hotel Portfolio Loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

OPERATING LEASE. The general operation and control of the Atrium Hotel Portfolio
Properties is effectuated through a single operating lease, with Atrium TRS V,
LLC as the operating lessee, covering all of the properties. Atrium TRS V, LLC serves as the franchisee under the various hotel franchise agreements. Atrium
TRS V, LLC is a single purpose Delaware entity and an affiliate of the Atrium
Hotel Portfolio Borrower (controlled by Atrium Hotels Two, L.P., the upstream entity controlling both the Atrium Hotel Portfolio Borrower and Atrium TRS V,
LLC). The operating lease is subordinated to the Atrium Hotel Portfolio Loan and is terminable, by the lender, upon an event of default under the Atrium Hotel
Portfolio Loan. Additionally the operating lessee has pledged its assets to the lender as collateral for the Atrium Hotel Portfolio Loan. Under certain circumstances the Atrium Hotel Portfolio Borrower may terminate or cancel the operating lease so long as, among other things, (i) all personal property, fixtures, furniture and equipment, licenses, permits, contracts and any other rights of the operating lessee are transferred to the Atrium Hotel Portfolio
Borrower and pledged to the lender as collateral for the Atrium Hotel Portfolio
Loan, (ii) the Atrium Hotel Portfolio Borrower shall have obtained the consent of the applicable franchisors to such termination, and delivered to the lender updated comfort letters from such franchisors or confirmed that the comfort letters delivered in connection with the closing of the Atrium Hotel Portfolio
Loan are still applicable, (iv) the loan documents are amended to reflect the termination of the operating lease and (v) certain other required materials are delivered.

ATRIUM GROUND LEASES. The Atrium Hotel Portfolio Loan is secured in part by the
Atrium Hotel Portfolio Borrower's leasehold interests in the Embassy Suites
Portland Airport and Embassy Suites on Monterey Bay and its sublease interest in the Embassy Suites Tampa.

The Embassy Suites Portland Airport ground lease expires on August 9, 2049 with two (2) options to extend the term for successive periods of ten (10) years each. The annual base rent is calculated on the basis of adjusted gross revenue of the property and that the Atrium Hotel Portfolio Borrower is current on all rent payments pursuant to an estoppel certificate executed by the ground lessor in favor of lender.

The Embassy Suites on Monterey Bay ground lease has a term of ninety-nine years expiring on September 8, 2088. The annual base rent is $100,000 for the first twenty-eight (28) years of the lease and $250,000 for the final seventy-one (71)
years of the term. The base rent may fluctuate in connection with changes to the
CPI (United States Department of Labor Consumer Price Index).

The Embassy Suites Tampa ground lease and ground sublease each expire on
November 7, 2081. The Atrium Hotel Portfolio Borrower is the tenant under the sublease and as rent for subleasing the property, a one-time $65,000 payment was paid upon execution of the sublease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

STONESTOWN MALL

                       [PHOTO OF STONESTOWN MALL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                         San Francisco, CA
Property Type                                                   Anchored Retail
Size (Square Feet)                                                      472,318
Percentage Occupancy as of June 5, 2006                                  96.65%
Year Built                                                                 1948
Year Renovated                                                        1987/1988
Loan Purpose                                                          Refinance
Appraisal Value                                                    $389,000,000
# of Tenants                                                                141
Average Rent Per Square Foot                                             $40.32
Underwritten Economic Occupancy                                          97.00%
Underwritten Revenues                                               $30,578,389
Underwritten Total Expenses                                         $10,512,860
Underwritten Net Operating Income (NOI)                             $20,065,529
Underwritten Net Cash Flow (NCF)                                    $19,414,205
--------------------------------------------------------------------------------

                       [PHOTO OF STONESTOWN MALL OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                                August 11, 2006
Cut-off Date Principal Balance                                     $155,600,000
Cut-off Date Loan Balance Per Square Foot(1)                               $329
Percentage of Initial Mortgage Pool Balance                               6.42%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8497%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                       60
Original Amortization Term (Months)                               Interest Only
Original Call Proection                                   LO(24), Def(29), O(7)
Lockbox                                         Soft at Closing, Springing Hard
Cut-off Date LTV Ratio(2)                                                40.00%
LTV Ratio at Maturity or ARD(3)                                          40.00%
Underwritten DSCR on NOI(4)                                               2.17x
Underwritten DSCR on NCF(5)                                               2.10x
Shadow Rating (Fitch/Moody's)(6)                                          A+/A2
--------------------------------------------------------------------------------

(1)   If the $60,000,000 subordinate non-trust loan ("Stonestown Mall B-Note")
      had been included in the calculation, the resulting Cut-Off Date Loan
      Balance Per Square Foot would be $456.

(2)   If the "Stonestown Mall B-Note" had been included in the calculation, the resulting Cut-Off Date LTV ratio would have been 55.42%.

(3)   If the "Stonestown Mall B-Note" had been included in the calculation, the resulting LTV ratio at maturity would have been 55.42%.

(4)   If the "Stonestown Mall B-Note" had been included in the calculation, the resulting Underwritten DSCR on NOI would have been 1.58.

(5)   If the "Stonestown Mall B-Note" had been included in the calculation, the resulting Underwritten DSCR on NCF would have been 1.53.

(6)   It has been confirmed by Fitch and Moody's in accordance with their respective methodologies, that the Stonestown Mall loan has credit characteristics consistent with investment-grade rated obligations.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Stonestown Mall Loan"), is evidenced by one of two promissory notes and secured by a first mortgage encumbering a two-level regional mall located in San Francisco, California (the "Stonestown Mall
Property"). The Stonestown Mall Loan has a principal balance of $155,600,000 as of the cut-off date and represents approximately 6.42% of the initial mortgage pool balance and approximately 7.48% of the initial loan group 1 balance.

The Stonestown Mall Loan was originated on August 11, 2006 and has a remaining term of 60 months to its maturity date of September 1, 2011. The Stonestown Mall
Loan may be prepaid, in whole but not in part, on or after March 1, 2011 without premium and permits defeasance with United States government obligations beginning two years after the creation of the Series 2006-3 securitization trust.

A second promissory note, which has a principal balance of $60,000,000 (the
"Stonestown Mall B-Note"), is also secured by the first mortgage encumbering
Stonestown Mall. It is subordinate in right of payment and certain other respects to the Stonestown Mall Loan and will be held outside the Series 2006-3 trust.

THE PROPERTY. Located in San Francisco, California, the Stonestown Mall Property
is a two-story super-regional mall that contains a total of 916,007 square feet, including 472,318 square feet under subject ownership. The 472,318 square feet of subject collateral excludes Macy's, which is independently owned, and
Nordstrom and United Artists Theaters which are under ground lease to the tenants. In addition to the 416,786 square feet of Mall space, the Stonestown
Mall Property also contains a 55,532 square foot medical office building.
Enclosed mall shops total 252,353 square feet (inclusive of the food court).

Stonestown Mall was originally developed as a grocery-anchored shopping center in 1952, and later redeveloped, enclosed and expanded to its current configuration in 1987/1988. Parking is provided by surface level parking, a multi-level parking structure adjacent to Nordstrom, and below-grade capacity totaling 4,213 spaces. The medical office building was built in 1952 and features an adjoining two-level 90-space parking garage. Additional parking is available via the mall parking lots. Recent improvements include a new roof installed in 1999 and upgrades to the HVAC system and elevators in 2000 and
2001, respectively.

The following table presents certain information relating to the major tenants of the retail component of Stonestown Mall:

-------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION
                                                      ------------------
                                                                      FITCH
                                                                  CREDIT RATINGS       SQUARE    % OF    BASE RENT     LEASE
TENANT NAME                          PARENT COMPANY           (FITCH/MOODY'S/S&P)(1)    FEET     NRA        PSF      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Good Guys                     U.S. Commercial, S.A. de D.V.             NR              49,996   10.59%  $ 18.60      07/31/12
Borders Books & Music              Borders Group, Inc.                  NR              32,448    6.87     20.19      02/28/14
Copeland Sports                     Copelands Sports                    NR              23,796    5.04     16.00      01/31/09
Fitness U.S.A.                             NAP                          NR              12,222    2.59     11.87      12/31/13
Olive Garden                      Darden Concepts, Inc.           BBB+/Baa1/BBB+         9,933    2.10     32.00      06/30/11
H&M                                Hennes & Mauritz AB                  NR               9,719    2.06     47.00      06/30/17
Pottery Barn                      William Sonoma, Inc.                  NR               9,704    2.05     29.96      01/31/11
Express                              Limited Brands                NR/Baa2/BBB           9,012    1.91     32.64      05/31/14
Banana Republic                         Gap, Inc.                 BBB-/Baa3/BBB-         9,008    1.91     34.00      01/31/17
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                                 165,838   35.11     20.52
-------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants of the medical office component of Stonestown Mall:

-------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION
                                                      ------------------
                                                                    CREDIT RATINGS       SQUARE   % OF   BASE RENT     LEASE
TENANT NAME                           PARENT COMPANY            (FITCH/MOODY'S/S&P)(1)    FEET    NRA       PSF      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Wells Fargo Bank                   Wells Fargo & Company              AA/Aa1/AA           5,930   1.22%    48.00      12/31/08
San Francisco Fire Cred       San Francisco Fire Credit Union             NR              3,112   0.64     42.00      5/31/11
Mitchell C. Sollod, M.D.                    NAP                           NR              2,762   0.57     53.43      9/30/04
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                                   11,804   2.50     47.69
-------------------------------------------------------------------------------------------------------------------------------

_______________

(1)   Ratings provided are for entity identified in the "Parent Company" column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule of Stonestown Mall:

-----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------
                                                                                                                         CUMULATIVE
                  NUMBER                                            % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE    % OF BASE
                 OF LEASES   SQUARE FEET   % OF NRA    BASE RENT      RENT      SQUARE FEET    % OF NRA     BASE RENT       RENT
     YEAR        EXPIRING     EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant .......      NAP         15,827        3.4%    $         0      0.0%        15,827         3.4%     $         0       0.0%
MTM ..........       15         13,621        2.9         566,244      3.1         29,448         6.2          566,244       3.1
2007..........       11         12,025        2.5         896,592      4.9         41,473         8.8        1,462,836       7.9
2008..........       24         61,913       13.1       2,631,888     14.3        103,386        21.9        4,094,724      22.2
2009..........       15         42,861        9.1       1,502,724      8.2        146,247        31.0        5,597,448      30.4
2010..........       18         37,578        8.0       1,686,875      9.2        183,825        38.9        7,284,323      39.6
2011 .........       19         51,228       10.8       2,141,940     11.6        235,053        49.8        9,426,263      51.2
2012..........       15         70,558       14.9       1,988,270     10.8        305,611        64.7       11,414,533      62.0
2013..........       13         29,841        6.3       1,181,380      6.4        335,452        71.0       12,595,913      68.4
2014..........       11         69,949       14.8       2,121,534     11.5        405,401        85.8       14,717,447      80.0
2015..........        9         23,383        5.0       1,159,520      6.3        428,784        90.8       15,876,968      86.3
2016..........        9         14,503        3.1       1,027,117      5.6        443,287        93.9       16,904,085      91.8
2017..........        7         29,031        6.1       1,383,148      7.5        472,318       100.0       18,287,232      99.3
Thereafter ...        1         13,300        0.0         120,000      0.7        472,318       100.0       18,407,232     100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ........      141        472,318      100.0%    $18,407,232    100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Simultaneously with the funding of the Stonestown Mall Loan, Stonestown Shopping
Center Holding L.L.C., a Delaware limited liability company (the "Stonestown
Mezzanine Borrower") incurred mezzanine debt in the amount of $57,400,000 (the
"Stonestown Mall Mezzanine Loan"). The Stonestown Mall Mezzanine Loan is secured by the Stonestown Mezzanine Borrower's pledge 100% of its ownership interests in the Stonestown Mall Borrower and in the general Partner of the Stonestown Mall
Borrower to the mezzanine lender. Lender and the mezzanine lender have entered into an intercreditor agreement, under which, generally, the mezzanine lender has subordinated and made junior the Stonestown Mall Mezzanine Loan to the
Stonestown Mall Loan and has agreed, among other things, not to enforce its rights under the Stonestown Mall Mezzanine Loan without written approval from the rating agencies or the satisfaction of certain conditions set forth in the intercreditor agreement.

THE MARKET(2). The Stonestown Mall Property is located in the Stonestown district within the City of San Francisco. This location is about five miles south of the downtown central business district. Generally, the boundaries of the local area are Golden Gate Park to the north, Interstate 280 and Highway 101 to the east, John Daly Boulevard to the south, and the Pacific Ocean to the west. The subject property is located along 19th Avenue, a major arterial connecting affluent comminutes of the San Francisco Bay area.

The subject is located within one of the most densely populated trade areas for a regional mall in the country. According to Claritas, as of 2005, population within the 3, 5 and 7 mile trade areas was 322,690, 718,055 and 961,117 people, respectively. Income figures indicate an upper-middle income market profile. As of 2005, average household within the 3, 5 and 7 mile trade areas was $98,922,
$94,709 and $92,975, respectively, with an average of 16.09%, 15.22%, 15.09% of households earning $150,000 or more. Average household income in the 5-mile trade area has grown 3.41% per year since 2000, compared to the city's growth in income at 3.31% per year. Over the next five years, income growth in the trade area is expected to average 3.14% per year, equal to city-wide income growth projections.

With respect to the medical office component of the Stonestown Mall according to
CoStar, the city of San Francisco contains approximately 33 medical-oriented office buildings totaling 1.3 million square feet. Medical facilities in the immediate vicinity of the subject include Laguna Honda Hospital and UCSF Medical
Center. The subject's tenant roster is weighted with dentists and practitioners serving the health care needs of the student population of San Francisco State
University to the south of the subject.

THE BORROWER. Stonestown Shopping Center, L.P., a Delaware limited partnership
(the "Stonestown Mall Borrower"), holds the fee interest in the Stonestown Mall
Property. The Stonestown Mall Borrower is sponsored by General Growth
Properties, Inc. ("GGP"). As of June 30, 2006, GGP (NYSE:GGP) is the second largest U.S.-based publicly traded real estate investment trust based upon market capitalization; had an ownership interest in or management responsibility for a portfolio of 200 regional shopping malls in 44 states, as well as ownership in master planned community developments and commercial office buildings; and had a portfolio which totaled approximately 200 million square feet of retail space and includes over 24,000 retail stores nationwide.

PROPERTY MANAGEMENT. The property is self managed by the Stonestown Mall
Borrower.

__________________

(1)   Information obtained from borrower's rent roll dated 6/5/06.

(2)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

LOCKBOX. The Stonestown Mall Borrower is required to notify and advise each tenant under each lease to send all payments of rent or any other item payable under the related lease directly to the lockbox. Only following the occurrence and during the continuance of a trigger event, provided no "trigger event" has occurred is continuing, any and all funds in the lockbox account are required to be transferred to an account designated by the Stonestown Mall Borrower on each business day. Upon the occurrence of a "trigger event," all amounts on deposit in the lockbox account will be automatically transferred daily to the cash management account and will be applied daily in the following order to: (i) fund the tax and insurance reserves (provided that reserves for insurance will not be required as long as a blanket policy covering the Stonestown Mall Property is maintained), (ii) pay the monthly debt service, (iii) fund the replacement reserve if required, (iv) fund the rollover reserve, if required, (v) pay any other amounts due to the lender, (vi) the Stonestown Mall Borrower for operating expenses, (vii) pay the holder of the Stonestown Mall Mezzanine Loan (as defined under "Additional Debt" below) amounts due under the Stonestown Mall Mezzanine
Loan, and (viii) provided no event of default has occurred and be continuing, pay any excess amounts to the Stonestown Mall Borrower. A "trigger event" will occur upon (i) an event of default or (ii) the debt service coverage ratio is less than 1.10:1.00x.

With respect to the medical office component of the Stonestown Mall according to
CoStar, the city of San Francisco contains approximately 33 medical-oriented office buildings totaling 1.3 million square feet. Medical facilities in the immediate vicinity of the subject include Laguna Honda Hospital and UCSF Medical
Center. The subject's tenant roster is weighted with dentists and practitioners serving the health care needs of the student population of San Francisco State
University to the south of the subject.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Stonestown Mall Loan:

--------------------------------------------------------------------------------
                          ESCROWS/RESERVES
                          ----------------
TYPE:                              INITIAL                 MONTHLY(1)
--------------------------------------------------------------------------------
Taxes                                                1/12 of Annual Taxes
Insurance                                      1/12 of Annual Insurance Premiums
Rollover                                         $39,165 (capped at $469,977)
Capital Expenditures                              $9,791 (capped at $117,494)
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. If the Stonestown Mall Mezzanine Loan has been paid in full and no event of default is then continuing under the Stonestown Mall Loan,
Lender shall permit new mezzanine debt, provided that certain conditions contained in the loan documents are satisfied. Such conditions include, but are not limited to: (i) lender's receipt of a rating agency confirmation letter;
(ii) the new mezzanine lender enters into an intercreditor agreement with lender that is acceptable to the rating agencies and reasonably acceptable to lender;
(iii) the aggregate debt service coverage ratio based upon the aggregate principal balance of the Stonestown Mall Loan, the Stonestown Mall B Note and
the new mezzanine loan shall be no less than 1.15:1.00; and (iv) the combined loan-to-value ratio based upon the aggregate principal balance of The Stonestown
Mall Loan, The Stonestown Mall B Note and the new mezzanine loan is not greater than 70%.

ADDITIONAL DEBT. The Stonestown Mall B-Note, which is subordinate to the
Stonestown Mall Loan, is also secured by the first mortgage encumbering the
Stonestown Mall. The Stonestown Mall Borrower is also the maker of the
Stonestown Mall B-Note. Additionally, the Stonestown Mall Mezzanine Loan was
originated simultaneously with the Stonestown Mall Loan. Stonestown Shopping
Center Holding L.L.C., a Delaware limited liability company (the "Stonestown
Mezzanine Borrower") incurred mezzanine debt in the amount of $57,400,000 (the
"Stonestown Mall Mezzanine Loan"). The Stonestown Mall Mezzanine Loan is secured by the Stonestown Mezzanine Borrower's pledge of 100% of its ownership interests in the Stonestown Mall Borrower and in the general partner of the Stonestown
Mall Borrower to the mezzanine lender. Lender and the mezzanine lender have entered into an intercreditor agreement, under which, generally, the mezzanine lender has subordinated and made junior the Stonestown Mall Mezzanine Loan to the Stonestown Mall Loan and has agreed, among other things, not to enforce its rights under the Stonestown Mall Mezzanine Loan without written approval from the rating agencies or the satisfaction of certain conditions set forth in the intercreditor agreement. The maturity date and the amortization period for the
Stonestown Mall B-Note and the Stonestown Mall Mezzanine Loan are the same as those of the Stonestown Mall Loan.

RELEASE PROVISIONS. The Stonestown Mall Borrower has the right to release one or more unimproved, non-income producing parcels of the Stonestown Mall Property from the lien of the mortgage without prepayment or defeasance of the Stonestown
Mall Loan subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to (i) lender's receipt of rating agency confirmation; and (ii) no event of default is then continuing.

SUBSTITUTION PROVISION. The Stonestown Mall Borrower, at its option and at its sole cost and expense, may obtain a release of one or more portions of
Stonestown Mall (each such portion, an "Exchange Parcel") on one or more occasions provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default is then continuing; (ii) the Exchange
Parcel shall either be vacant, non-income producing and unimproved land or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas; (iii) the Stonestown Mall Borrower shall substitute the
Exchange Parcel with a parcel reasonably equivalent in use, value and condition to the Exchange Parcel ("Acquired Parcel"); (iv) the Stonestown Mall Borrower
will provide lender with an environmental report and engineering report (if applicable) with respect to the Acquired Parcel, which reports satisfy certain conditions contained in the loan documents; and (v) the Stonestown Mall Borrower shall obtain title insurance or a title endorsement for the Acquired Parcel and prepare a release of lien in a form appropriate to be recorded in San Francisco
County.

_____________________

(1)   All monthly escrows shall be collected only upon the occurrence or during the continuance of a trigger event as defined above.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

GUARANTY. GGPLP L.L.C. executed and delivered to lender an indemnity agreement pursuant to which GGPLP L.L.C. indemnified lender against any loss incurred by lender in connection with the failure of the Stonestown Mall Borrower to pay certain tenant allowances in excess of $1 Million in the aggregate in connection with identified leases.

MASTER LEASE. The Stonestown Mall Borrower and GGPLP L.L.C. entered into a master lease of all vacant space at the Stonestown Mall for a period of ten (10)
years at a rental equal to $300,000 per annum reduced by the amount that the net operating income of the Stonestown Mall exceeds $19,600,000 during any fiscal year. The rent payable under the Master Lease will be due and payable only during the continuance of a "trigger event". In addition, the Master Lease will terminate on the date that the net operating income of the Stonestown Mall exceeds $19,900,000 per annum.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

WILTON PORTFOLIO POOL 1

                   [PHOTO OF WILTON PORTFOLIO POOL 1 OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          45
Location (City/State)                                                 See Table
Property Type                                                      Retail (21),
                                                          Industrial/Flex (18),
                                                                     Office (6)
Size (Square Feet)                                                    1,868,121
Percentage Physical Occupancy as of August 31, 2006                      88.26%
Year Built                                                            See Table
Year Renovated                                                        See Table
Loan Purpose                                                          Refinance
Appraisal Value                                                    $186,430,000
# of Tenant Leases                                                          423
Average Rent Per Square Foot                                              $8.32
Underwritten Economic Occupancy                                          81.91%
Underwritten Revenues                                               $17,403,812
Underwritten Total Expenses                                         $ 3,645,227
Underwritten Net Operating Income (NOI)                             $13,758,585
Underwritten Net Cash Flow (NCF)                                    $12,806,255
--------------------------------------------------------------------------------

                   [PHOTO OF WILTON PORTFOLIO POOL 1 OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                                August 17, 2006
Cut-off Date Principal Balance                                     $135,000,000
Cut-off Date Loan Balance Per Square Foot                                   $72
Percentage of Initial Mortgage Pool Balance                               5.57%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.0075%
Amortization Type                                                       Balloon
IO Period (Months)                                                            0
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         300
Original Call Protection                                  LO(24), Def(92), O(4)
Lockbox                                         Soft at Closing, Springing Hard
Cut-off Date LTV Ratio                                                   72.41%
LTV Ratio at Maturity or ARD                                             56.09%
Underwritten DSCR on NOI                                                  1.32x
Underwritten DSCR on NCF                                                  1.23x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Wilton Portfolio Loan") is evidenced by a promissory note (the "Note") secured, inter alia, by those certain Deeds of
Trust, Assignment of Leases and Rents and Security Agreements (individually and collectively, as the context may require, the "Security Instrument") which encumber forty-five (45) properties located in Henrico County, Hanover County,
Chesterfield County, the City of Richmond, and the City of Newport News, as
applicable, each in the State of Virginia. The Wilton Portfolio Loan represents approximately 5.57% of the initial pool balance and 6.49% of the initial loan group 1 balance.

The Wilton Portfolio Loan was originated on August 17, 2006 and has an aggregate principal balance as of the cut-off date of $135,000,000. The Wilton Portfolio
Loan has a remaining term of 120 months to its scheduled maturity date of
September 1, 2016. The Wilton Portfolio Loan is structured with a 25 year amortization schedule. The Wilton Portfolio Loan permits prepayment without premium on and after June 1, 2016 and defeasance as described in the section entitled "Release Provisions" below.

All of the properties are cross-collateralized and cross-defaulted with each other. There is a guaranty of payment of rents up to 95% economic occupancy guaranteed by the sponsors. As-stabilized LTV is 66% and as-stabilized DSCR assuming 95% economic occupancy based on the guaranty of payment of rents and underwritten NCF, is 1.48x.

THE PROPERTIES. The Wilton Portfolio Loan is comprised of 45 properties totaling
1,868,121 square feet comprised of: 6 anchored retail properties totaling
517,790 square feet or 28% of the portfolio NRA, 13 unanchored retail properties totaling 438,019 square feet or 23% of the portfolio NRA, 2 single tenant retail properties totaling 19,813 square feet or 1% of the portfolio NRA, 18 industrial
/ flex properties totaling 786,144 square feet or 42% of the portfolio NRA, and
6 office properties totaling 106,355 square feet or 5% of the portfolio NRA.
Major properties in the portfolio include John Rolf Commons, a 159,000 square foot Ukrops (lease expiring in 2023) anchored shopping center constructed in
2004, Tuckahoe Village Shopping Center, a 135,000 sf Food Lion (lease expiring in 2025) anchored shopping center, Hermitage Industrial Center, a 370,000 square foot industrial/flex park comprised of 12 buildings, and The Shoppes of
Crossridge, a 98,000 square foot Ukrop's (lease expiring in 2022) anchored shopping center built in 2003.

The following table presents certain information relating to the major tenants at the Wilton Portfolio:

------------------------------------------------------------------------------------------------------------------------------------
                                                    MAJOR TENANT INFORMATION(1)
                                                    --------------------------
                                                                       CREDIT
                                                                       RATING
                                                                       (FITCH      ANNUAL BASE   % OF TOTAL
            TENANT                          PARENT COMPANY        MOODY'S/S&P)(2)     RENT       BASE RENT    SQUARE FEET   % OF GLA
------------------------------------------------------------------------------------------------------------------------------------

Ukrop's ......................   Ukrop's Supermarkets Inc.               NR        $   922,226      5.93        123,231       6.60%
Food Lion LLC ................   Delhaize                            NR/Aa3/A+         807,842      5.20         70,620       3.78
Walgreen's ...................   Walgreen Co.                        NR/Aa3/A+         386,000      2.48         14,820       0.79
CVS ..........................   CVS Corp                          BBB/Baa2/BBB+       355,276      2.29         31,005       1.66
Hollywood Video ..............   Movie Gallery Inc.                      NR            266,175      1.71         12,075       0.65
Eagle Construction of Virginia   Eagle Construction of Virginia          NR            228,126      1.47         15,268       0.82
Ben Franklin's ...............   Ben Franklin's                          NR            219,918      1.41         22,670       1.21
The Wilton Companies, LLC ....   The Wilton Companies, LLC               NR            210,618      1.35         12,982       0.69
Gentek Restructuring, Inc. ...   Gentek Restructuring, Inc.              NR            209,076      1.34         50,535       2.71
Tuckahoe Cleaners ............   Tuckahoe Cleaners                       NR            182,982      1.18         10,270       0.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE .......                                                     $ 3,788,240     24.36%       363,476      19.46%
------------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Wilton Portfolio:

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(1)
                                                     -------------------------
                                                                                                               CUMULATIVE    YEARLY
                  NUMBER                                      CUMULATIVE                PERCENT  CUMULATIVE     PERCENT     RENT PER
   YEAR OF      OF LEASES  EXPIRING   PERCENT OF  CUMULATIVE  PERCENT OF    ANNUAL     OF TOTAL     TOTAL       OF TOTAL     SQUARE
 EXPIRATION      EXPIRING     SF       TOTAL SF    TOTAL SF    TOTAL SF    REVENUES    REVENUES   REVENUES      REVENUES      FOOT
------------------------------------------------------------------------------------------------------------------------------------

Vacant ......       NAP      219,374     11.74%      219,374     11.74%   $         0     0.00%  $         0        0.00%    $ 0.00
MTM .........        17       37,045      1.98       256,419     13.73        219,954     1.41       219,954        1.41       5.94
2006 ........        37      100,790      5.40       357,209     19.12        848,064     5.45     1,068,018        6.87       8.41
2007 ........       111      263,685     14.11       620,894     33.24      2,273,828    14.62     3,341,845       21.49       8.62
2008 ........        84      326,799     17.49       947,693     50.73      2,718,593    17.48     6,060,438       38.98       8.32
2009 ........        70      242,514     12.98     1,190,207     63.71      2,385,002    15.34     8,445,440       54.32       9.83
2010 ........        29      135,410      7.25     1,325,617     70.96      1,339,638     8.62     9,785,078       62.93       9.89
2011 ........        30      133,086      7.12     1,458,703     78.08      1,169,947     7.52    10,955,025       70.46       8.79
2012 ........         9       32,731      1.75     1,491,434     79.84        506,122     3.26    11,461,147       73.71      15.46
2013 ........         1        4,320      0.23     1,495,754     80.07         55,956     0.36    11,517,103       74.07      12.95
2014 ........         7       35,774      1.91     1,531,528     81.98        648,730     4.17    12,165,834       78.25      18.13
2015 ........         9       33,278      1.78     1,564,806     83.76        490,290     3.15    12,656,124       81.40      14.73
Thereafter ..        18      303,315     16.24     1,868,121    100.00      2,892,023    18.60    15,548,146      100.00       9.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL .......       422    1,868,121    100.00%    1,868,121    100.00%   $15,548,146   100.00%  $15,548,146      100.00%    $ 8.32
------------------------------------------------------------------------------------------------------------------------------------

____________________

(1)   Information obtained from borrower's rent roll dated 8/31/2006.

(2)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE MARKET(1). The majority of the properties are strategically located in
Richmond's Northwest Quadrant in Henrico County, which is considered to be the region's most prestigious submarket. The Thalhimer/Cushman Wakefield Richmond
Retail Market Report for the First Quarter 2006 reported approximately 61.5 million square feet of retail space with an overall vacancy rate of 5.4% and an average triple net rental rate of $13.01 per square foot. Overall vacancy for the Northwest Quadrant submarket is 3.5% and the average triple net rent is
$17.45 per square foot, which is the Richmond area's highest retail rent. The
Thalhimer/Cushman Wakefield Richmond Industrial Overview for First Quarter 2006
showed a total of approximately 86.6 million square feet of industrial space with an overall vacancy rate of 9.4% and an average rental rate of $4.03 per square foot. The Northwest submarket at First Quarter 2006 comprised 21% of
Richmond's Industrial Market and its vacancy was reported to be 8.3%. The
Northwest Quadrant's rents average $4.56 per square foot. The Richmond Flex
Market as of First Quarter 2006 was comprised of over 8.9 million square feet with an overall vacancy rate of 11% and an average rental rate of $8.56, up over a dollar from a year-ago. This quadrant's overall square footage represents 50%
of Richmond's Flex Market. Vacancy levels for this market were reported to be
8.8%. As of First Quarter 2006, the Richmond Suburban Office Market had
approximately 46.5 million square feet with an overall vacancy rate of 10.2%.
The average rent for office space in Richmond's Northwest Quadrant is $16.02.

THE BORROWER: The Wilton Portfolio Borrower is composed of nineteen (19)
entities (the "Wilton Portfolio Borrowers"), which are not special purpose entities. Many of the Wilton Portfolio Borrowers have incurred debt with other financial institutions in connection with their ownership and operation of certain real properties that are not part of the Wilton Portfolio Loan (the
"Wilton Portfolio Existing Debt"). In addition, two of the Wilton Portfolio
Borrowers are permitted to acquire additional real properties during the Wilton
Portfolio Loan term and to secure financing in connection therewith (the "Wilton
Portfolio Permitted Debt"). Notwithstanding the foregoing, the Wilton Portfolio
Borrower has made customary special purpose entity and separateness covenants to lender and the Wilton Portfolio Borrower has represented that it will not incur any debt other than the Wilton Portfolio Loan, the Wilton Portfolio Existing
Debt, the Wilton Portfolio Permitted Debt and customary operational debt incurred in the ordinary course of business. Each Borrower is either a limited liability company or corporation formed in the State of Virginia.

The Wilton Companies is a privately owned full-service commercial real estate firm, which presently owns and manages over 3,000,000 square feet of shopping center, office and warehouse space and nearly 1,000 apartment units, primarily in the Richmond Virginia Metropolitan Area. The firm was founded in 1945 and over the years, in addition to its commercial interests, has developed many residential subdivisions, and built over 4,500 homes and 2,000 apartments.
Principals for the company are: Henry L. Wilton, Chairman, Richard S. Johnson,
President and Chief Executive Officer and Rodney M. Poole, Senior Vice President
and General Counsel. The common shares of The Wilton Companies, Inc. and The
Wilton Companies, LLC are each owned 1/3 by Hank Wilton, Richard Johnson, Rodney
Poole.

PROPERTY MANAGEMENT. The properties will be managed by Wilton Realty, Inc., which manages over 3,000,000 square feet of shopping center, office and warehouse space and nearly 1,000 apartment units, primarily in the Richmond
Virginia Metropolitan Area.

LOCKBOX. On the date of closing, the Wilton Portfolio Borrower established multiple deposit accounts in the name of the Wilton Portfolio Borrower for the benefit of lender (collectively, the "Clearing Account"). The Wilton Portfolio
Borrower is obligated to deposit (or cause manager to deposit) all income from the property into the Clearing Account until a cash management period (upon the occurrence of an event of default) has occurred. Upon the occurrence of a Cash
Management Period, Borrower shall notify and advise each tenant under each lease to send directly to the Clearing Account all payments of rents or any other item payable under such leases. Prior to the occurrence of a cash management period, all funds in the Clearing Account are disbursed to The
Wilton Portfolio Borrower.

____________________

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

The following table presents certain information relating to the Wilton
Portfolio:

-------------------------------------------------------------------------------------------------------
                                      WILTON PORTFOLIO PROPERTIES
                                      ---------------------------
                                                            YEAR       SQUARE         % OF     PROPERTY
         PROPERTY                    CITY         STATE     BUILT       FEET         TOTAL     TYPE(1)
-------------------------------------------------------------------------------------------------------

Hermitage Industrial               Richmond        VA       1972        370,470       19.83       IW
Center
John Rolfe Commons                 Richmond        VA       2004        159,600        8.54       RA
Tuckahoe Village                   Richmond        VA       1974        135,351        7.25       RA
Shopping Center
The Shoppes of                    Glen Allen       VA       2003         98,262        5.26       RA
CrossRidge
Westland Shopping Center           Richmond        VA       1963         92,586        4.96       RU
Lauderdale Square                  Richmond        VA       1993         56,095        3.00       RU
Shopping Center
Gayton Business Center             Richmond        VA       1998         55,578        2.98       IW
Dickens Place                      Richmond        VA       1998         53,852        2.88       IW
Stratford Hills Shopping           Richmond        VA       1954         53,445        2.86       RU
Center
Montpelier Shopping               Montpelier       VA       2006         51,668        2.77       RA
Center
Atlee Commons II                   Ashland         VA       1995         51,323        2.75       IW
Canterbury Shopping                Richmond        VA       1969         46,295        2.48       RU
Center
Beverly Hills Shopping             Richmond        VA       1955         44,495        2.38       RA
Center
Atack-Eagle Building              Glen Allen       VA       1986         39,485        2.11       OS
Atlee Commerce Center III          Ashland         VA       2005         39,221        2.10       IW
2400 Westwood Avenue               Richmond        VA       1966         36,765        1.97       IW
Maybuery North Complex             Richmond        VA       1960         35,975        1.93       RU
Wilton Park                        Richmond        VA       1972         34,894        1.87       OS
2121 Dabney Road                   Richmond        VA       1957         30,035        1.61       IW
2208-2218 Perl Road                Richmond        VA       1969         29,040        1.55       IW
Crofton Green -- Nova              Richmond        VA       1997         28,414        1.52       RA
Complex
Tuckahoe Village                   Richmond        VA       1970         25,240        1.35       RU
Merchants Square
4411 Jacque Street                 Richmond        VA       1959         25,005        1.34       IF
Maybuery South Shopping            Richmond        VA       1963         24,030        1.29       RU
Center
Westland East Shopping             Richmond        VA       1963         23,362        1.25       RU
Center
5001-03 W. Leigh Street            Richmond        VA       1958         23,330        1.25       IW
2040 Westmoreland Street           Richmond        VA       1955         21,515        1.15       IW
Quioccasin Square                  Richmond        VA       1965         19,910        1.07       RU
Shopping Center
Canterbury Green                   Richmond        VA       1968         18,990        1.02       OS
Shopping Center
Crofton Green Shopping             Richmond        VA       1976         18,460        0.99       RU
Center
Genito Station Shopping           Midlothian       VA       1985         17,345        0.93       RU
Center
Ridgefield Walgreens               Richmond        VA       2006         14,820        0.79      RST
5712-16 Greendale Road             Richmond        VA       1972         14,195        0.76       IW
The Parham & Patterson             Richmond        VA       1980         10,680        0.57       OS
Bldg.
Canterbury Building                Richmond        VA       1970         10,200        0.55       OS
4909-4911 West Clay Street         Richmond        VA       1961          9,500        0.51       IW
5612-14 Greendale Road             Richmond        VA       1973          8,925        0.48       IW
4100 West Clay Street              Richmond        VA       1965          7,300        0.39       IF
Canterbury Green                   Richmond        VA       2002          6,690        0.36       OS
Brookside Convenience              Richmond        VA       1988          6,286        0.34       RU
Center
Children's World Learning        Newport News      VA       1984          4,993        0.27      RST
Center
4901 West Clay Street              Richmond        VA       1962          4,810        0.26       IW
Wilton Building                    Richmond        VA       2002          4,406        0.24       OS
5010 West Clay Street              Richmond        VA       1962          3,730        0.20       IW
4905-4907 West Clay Street         Richmond        VA       1958          1,550        0.08       IW
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                1,868,121      100.00
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                   AS-IS          AS-STABILIZED
                                   %                                             APPRAISED          APPRAISED
         PROPERTY              OCCUPANCY             PRIMARY TENANT                VALUE              VALUE
---------------------------------------------------------------------------------------------------------------

Hermitage Industrial             89.53       Gentek Restructuring, Inc.         $ 18,200,000      $  18,200,000
Center
John Rolfe Commons               76.18       Ukrops                               31,300,000         32,200,000
Tuckahoe Village                 85.29       Food Lion                            18,500,000         19,300,000
Shopping Center
The Shoppes of                   93.54       Ukrops                               12,900,000         12,900,000
CrossRidge
Westland Shopping Center        100.00       Books a Million                      11,000,000         11,000,000
Lauderdale Square                98.28       CVS                                   9,800,000          9,800,000
Shopping Center
Gayton Business Center          100.00       W.S. Connelly & Co.                   4,900,000          4,900,000
Dickens Place                    86.81       Cherokee Wholesalers                  3,300,000          3,600,000
Stratford Hills Shopping         75.83       Stratford Hills Antique Market        7,100,000          7,300,000
Center
Montpelier Shopping              72.12       Food Lion                             1,250,000         10,600,000
Center
Atlee Commons II                 88.25       Rentway, Inc.                         3,400,000          3,400,000
Canterbury Shopping             100.00       M. Kambourian & Sons                  5,000,000          5,000,000
Center
Beverly Hills Shopping           97.17       Ben Franklins                         6,800,000          6,800,000
Center
Atack-Eagle Building             96.10       Eagle Construction of Virginia        5,100,000          5,100,000
Atlee Commerce Center III        60.22       Avad                                  3,410,000          3,620,000
2400 Westwood Avenue            100.00       Dixie Sporting Goods                  1,100,000          1,100,000
Maybuery North Complex           83.24       Dollar Tree Stores                    4,500,000          4,900,000
Wilton Park                      96.80       The Wilton Companies, LLC             4,500,000          4,500,000
2121 Dabney Road                100.00       L. Fishman & Sons                       890,000            890,000
2208-2218 Perl Road             100.00       Counterworks, Inc.                    1,100,000          1,100,000
Crofton Green -- Nova           100.00       NOVA of Virginia Aquatics               960,000            960,000
Complex
Tuckahoe Village                 85.22       Duron Paint Company                   3,000,000          3,100,000
Merchants Square
4411 Jacque Street              100.00       Snyder's of Hanover                     510,000            510,000
Maybuery South Shopping          96.25       Tuckahoe Cleaners                     4,300,000          4,300,000
Center
Westland East Shopping            5.99       Hertz                                 2,530,000          3,200,000
Center
5001-03 W. Leigh Street         100.00       Maddux Supply Company                 1,020,000          1,020,000
2040 Westmoreland Street        100.00       One of a Kind Kid, Inc.                 830,000            830,000
Quioccasin Square                77.77       Regency T.V. GT                       2,800,000          3,200,000
Shopping Center
Canterbury Green                 97.92       American Family Childcare             2,800,000          2,800,000
Shopping Center
Crofton Green Shopping           67.09       Daddio's Grill                        2,300,000          2,300,000
Center
Genito Station Shopping          96.60       Century 21 -- US Realty               2,700,000          2,700,000
Center
Ridgefield Walgreens            100.00       Walgreen's                            1,030,000          5,800,000
5712-16 Greendale Road           61.96       Richmond Hot Dogs                       350,000            350,000
The Parham & Patterson           66.15       W.S. Logan                            1,000,000          1,100,000
Bldg.
Canterbury Building             100.00       Environmental Solutions                 850,000            850,000
4909-4911 West Clay Street      100.00       Virginia Millwork and Fuqua             680,000            680,000
                                             and Sheffield
5612-14 Greendale Road          100.00       Lamb's Basket                           310,000            310,000
4100 West Clay Street           100.00       Cosby Appliance Center                  420,000            420,000
Canterbury Green                100.00       Gumineck Management                     740,000            740,000
                                             Company
Brookside Convenience           100.00       Jerry's Coin Laundry                  1,100,000          1,100,000
Center
Children's World Learning       100.00       Children's World Learning             1,000,000          1,000,000
Center                                       Center
4901 West Clay Street           100.00       Forest Ambulance Services               270,000            270,000
Wilton Building                 100.00       Diamond Source of VA.                   540,000            540,000
5010 West Clay Street           100.00       Maddux Supply Company                   250,000            250,000
4905-4907 West Clay Street      100.00       Divine Threads                           90,000             90,000
---------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE          88.26                                          $186,430,000      $ 204,630,000
---------------------------------------------------------------------------------------------------------------

(1)   RA - Retail Anchored, RU - Retail Unanchored, IW - Industrial
      Warehouse/Distribution, IF - Industrial Flex, RST - Retail Single Tenant,
      OS - Office Suburban,

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Wilton Portfolio Loan:

--------------------------------------------------------------------------------
                                     ESCROWS / RESERVES
                                     -------------------
TYPE:                                                      INITIAL       MONTHLY
--------------------------------------------------------------------------------
Taxes                                                     $  453,526    $113,337
Montpelier LOC                                            $6,747,323
Walgreen's LOC                                            $3,530,000
Westland East LOC                                         $  775,000
Holdback Reserve                                          $  100,000
Westland Environmental Reserve                            $   52,500
Maybeury South Environmental Reserve                      $   42,750
Transfer Fee Reserve LOC                                  $   27,631
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. Notwithstanding anything to the contrary contained herein, constituent entities of The Wilton Portfolio Borrower shall be permitted to incur mezzanine financing (the "Mezzanine Loan") secured by 100% direct or indirect equity ownership interests in The Wilton Portfolio Borrower (the
"Mezzanine Option"); provided (i) Borrower obtains lender's approval of the
Mezzanine Option (including, but not limited to, approval of (a) the lender under the Mezzanine Loan and (b) the form and substance of the intercreditor agreement to be entered into between lender and the lender under the Mezzanine
Loan), which approval shall be at lender's sole discretion, and, if requested by lender, a rating agency confirmation and (ii) the Mezzanine Option loan to value ratio is equal to or less than 85%.

RELEASE PROVISIONS. Permitted after the second anniversary of securitization, provided that, among other conditions, the following conditions are satisfied after giving effect to the release: (i) Borrower shall provide lender with at least sixty (60) days but no more than ninety (90) days prior written notice of its request to obtain a release of the individual property; (ii) a wire transfer to lender of immediately available federal funds in an amount equal to the release price for the applicable individual property, together with (a) all accrued and unpaid interest on the amount of principal being prepaid on the date of such prepayment and (b) all other sums due under loan agreement, the Note or the other loan documents in connection with a partial prepayment to be applied in accordance with the provisions of the loan agreement; (iii) Borrower shall satisfy all of the requirements of the loan agreement and defease the portion of the note equal to the release price of the individual property being released
(together with all accrued and unpaid interest on the principal amount being defeased) in accordance with the terms and conditions of the loan agreement;
(iv) Borrower shall submit to lender, not less than thirty (30) days prior to the date of such release, a release of lien (and related loan documents) for such individual property for execution by lender; (v) after giving effect to such release, lender shall have determined that the debt service coverage ratio for the properties then remaining subject to the liens of the security instrument shall be equal to or greater than (A) 1.35 to 1.00 and (B) the debt service coverage ratio for all of the properties (including the individual property being released) for the twelve (12) full calendar months immediately preceding the property release; (vi) after giving effect to such release, lender shall have determined that the loan to value ratio for the properties then remaining subject to the liens of the security instrument shall be no greater than the lesser of (A) 75% and (B) the aggregate loan to value ratio with respect to the properties then remaining subject to the lien of the security instrument immediately prior to the date of such property release.

SUBSTITUTION PROVISIONS. Subject to the terms of the loan agreement, after the permitted defeasance date, and only with respect to those individual properties that, in the aggregate during the term of the Wilton Portfolio Loan, comprise no greater than thirty percent (30%) of the original principal balance of the
Wilton Portfolio Loan, Borrower may obtain a release of the lien of the applicable Security Instrument (and the related loan documents) encumbering an individual property (a "Substitution Release Property") up to one (1) time during the term of the Wilton Portfolio Loan by substituting therefore another office, retail or warehouse property, as applicable, of like kind and quality acquired by Borrower or an affiliate of Borrower (a "Property Substitution")
(individually, a "Substitute Property" and collectively, the "Substitute
Properties"), (provided, however, if the Substitute Property shall be owned by an affiliate of Borrower said affiliate (i) shall assume all the obligation of
Borrower under the Wilton Portfolio loan agreement, the Note and the other loan documents and (ii) shall become a party to the Note and the other loan documents and shall be bound by the terms and provisions thereof as if it had executed the
Note and the other loan documents and shall have the rights and obligations of
Borrower thereunder) provided that the conditions listed in the loan agreement are satisfied including that after the substitution the debt service coverage ratio for the 12 calendar months immediately preceding the date of the substitution with respect to all properties remaining subject to the lien of the security instruments after the substitution shall be equal to or greater than
(A) 1.35 : 1.00 and (B) debt service coverage ratio for the 12 calendar months immediately preceding the substitution.

GUARANTY OF PAYMENT. The Wilton Companies, Inc. and The Wilton Companies, LLC
unconditionally guarantee to lender and its successors and assigns the Effective
Gross Income Differential. The term "Effective Gross Income Differential" shall mean the amount equal to (i) $20,224,153 ("Assumed Effective Gross Income") less
(ii) the Actual Effective Gross Income of all of the individual properties on any date of determination. The term "Actual Effective Gross Income" shall mean
(i) the amount of gross income ("Gross Income") from all rents, additional rent, reimbursements or other income from the property less (ii) the greater of either
(A) 5% of Gross Income for tenant vacancy and credit losses or (B) Gross Income from actual tenant vacancy and credit losses.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

WESTIN ARLINGTON GATEWAY

                   [PHOTO OF WESTIN ARLINGTON GATEWAY OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                             Arlington, VA
Property Type                                                       Hospitality
Size (Rooms)                                                                336
Percentage Physical Occupancy as of May 30, 2006                         76.76%
Year Built                                                                 2006
Loan Purpose                                                        Acquisition
Appraisal Value(1)                                                 $168,000,000
Underwritten Economic Occupancy                                          74.30%
Underwritten Revenues                                               $29,784,266
Underwritten Total Expenses                                         $20,520,207
Underwritten Net Operating Income (NOI)                             $ 9,264,059
Underwritten Net Cash Flow (NCF)                                    $ 9,264,059
--------------------------------------------------------------------------------

                   [PHOTO OF WESTIN ARLINGTON GATEWAY OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                                  July 24, 2006
Cut-off Date Principal Balance                                      $94,000,000
Cut-off Date Loan Balance Per Room                                     $279,762
Percentage of Initial Mortgage Pool Balance                               3.88%
Number of Mortgage Loans                                                      1
Type of Security (fee/leasehold)                                            Fee
Mortgage Rate                                                           6.6360%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           36
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         336
Original Call Protection                                    LO(25),Def(91),O(4)
Lockbox                                                                    Soft
Cut-off Date LTV Ratio(1)                                                55.95%
LTV Ratio at Maturity or ARD(1)                                          50.29%
Underwritten DSCR on NOI(2)                                               1.25x
Underwritten DSCR on NCF(3)                                               1.25x
--------------------------------------------------------------------------------

(1)   Based on stabilized appraised value as of June 1, 2009 and stabilized cash flows. The Cut-off Date LTV Ratio and LTV Ratio at Maturity are 63.09% and
      56.70%, respectively, based on an "as is" appraised value of $149,000,000.
      On the origination date, the Westin Gateway Borrower deposited $1,250,000 into a debt service reserve account. See "Escrows/Reserves -- Debt Service
      Reserve Account" below.

(2)   The Underwritten DSCR on NOI during the interest only period is 1.46x.

(3)   The Underwritten DSCR on NCF during the interest only period is 1.46x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Westin Arlington Gateway Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a newly constructed 336 room full service Westin Hotel (the "Westin Arlington Gateway
Property") located in Arlington, Virginia. The Westin Arlington Gateway Loan
represents approximately 3.88% of the initial mortgage pool balance and approximately 4.52% of the initial loan group 1 balance.

The Westin Arlington Gateway Loan was originated on July 24, 2006, and has a principal balance as of the cut-off date of $94,000,000. The Westin Arlington
Gateway Loan has a remaining term of 119 months and a scheduled maturity date of
August 8, 2016. The Westin Arlington Gateway Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Westin Arlington Gateway Loan is permitted on or after May 8, 2016 without penalty.

THE PROPERTY. The Westin Arlington Gateway Loan is secured by a fee interest in a newly constructed 336 room upscale, full service Westin hotel located in the heart of the Ballston submarket, in Arlington Virginia. The hotel is comprised of one 15-story tower and 181 available parking spaces located in a 3-story subterranean parking structure operated by a third-party operator. A portion of the hotel opened in March 2006 and the remaining portion opened in April 2006.

Amenities at the Westin Arlington Gateway Property include a lounge area, a new
120 seat Italian steakhouse and bar, a Starbucks, a 3,800 square foot fitness facility, an indoor swimming pool, a 6,798 square foot ballroom, a 17,036 square foot meeting space, and an underground parking garage with 281 spaces. An adjacent property owner leased 100 of the parking spaces at a total cost of
$3500 per month.

The hotel has 175 king rooms (including 25 executive club rooms), 145 double/double rooms (including 20 executive club rooms), 12 suites, one gateway suite (non-bedded that adjoins a traditional king room) and 3 work-out rooms.
The rooms consist of Westin's "Heavenly Bed and Bath" amenities, a 32 inch
HDTV-LCD television with Web TV, cordless phones, Turbonet High Speed internet access (wireless and hard wired in every guest room) and full service mini-bars.
The average room size is approximately 350 square feet.

The following tables present certain information regarding the Westin Arlington
Gateway Loan Property.

--------------------------------------------------------------------------------------------------------
                                        OPERATIONAL STATISTICS(1)
                                        -------------------------

                                      2006 BUDGET   2007 BUDGET   2008 BUDGET   APPRAISAL(2)      UW
--------------------------------------------------------------------------------------------------------

Average Daily Rate (ADR) .........      $190.22      $ 213.04      $ 232.22       $ 242.77     $ 213.00
Occupancy % ......................        69.58%        74.30%        78.21%         78.00%       74.30%
RevPAR ...........................      $132.36      $ 158.29      $ 181.62       $ 189.36     $ 158.26
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PENETRATION INDICES(3)
                              ----------------------
PROPERTY NAME                         ADR INDEX   OCCUPANCY INDEX   REVPAR INDEX
--------------------------------------------------------------------------------
Westin Arlington Gateway .........     106.0%          82.8%           87.7%
--------------------------------------------------------------------------------

THE MARKET.(4)

The Westin Arlington Gateway Property is located in the Ballston neighborhood of the Rosslyn-Ballston Corridor in Arlington, which is in the metropolitan
Washington, D.C. area across the Potomac River.

The location provides access to primary demand driver areas of commerce and government such as the Arlington business district (approximately 3 miles south east), U.S. Department of Defense (Pentagon -- approximately 5 miles east), and
Capitol Hill (approximately 8 miles north east). The Westin Arlington Gateway
Property is part of an expected one million square foot, five building, mixed-use Arlington Gateway development sponsored by JBG Companies, of which a residential condominium building and an office building, in addition to the
Westin Arlington Gateway Property, have already been completed.

_____________________

(1)   Based on the Westin Arlington Gateway Borrower's budget.

(2)   Based on the appraiser's stabilized values.

(3)   Westin Arlington Gateway Property ADR, Occupancy and RevPAR penetration statistics obtained from Smith Travel Research Reports as of July 2006;
      represents three months worth of data.

(4)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

The Westin Arlington Gateway Property anchors the west end of the Rosslyn
Ballston Corridor. There is a Metrorail station across the street from the
Westin Arlington Gateway Property with service throughout Arlington and into
Washington, D.C. According to a report by CB Richard Ellis, as of the first quarter of 2006, the eight submarkets of Arlington County comprise 33.7 million square feet of rentable office space, which is only 7.9% vacant with year to date absorption of 170,799 square feet. The Rosslyn-Ballston Corridor contains approximately 18.6 million square feet, with a vacancy of approximately 6%.
Additionally, the Westin Arlington Gateway Property is less than one quarter mile away from Interstate 66 which travels around Arlington and provides access into Washington, D.C. and to the Pentagon. According to the appraisal, other than Westin Arlington Gateway Property, which came on-line in 2006, no full service hotel has been added to the submarket since 1990.

THE BORROWER. The borrower, Arlington Gateway Hotel, L.L.C. (the "Westin
Arlington Gateway Borrower") is a single purpose entity that is a Delaware limited liability company. The Westin Arlington Gateway Borrower is 100% owned by Arlington Gateway Hotel Member, L.L.C. Arlington Gateway Hotel Member,
L.L.C.'s managing member, with a 0% economic interest, is JBG/Company Manager
II, L.L.C. The Arlington Gateway Hotel Member, L.L.C.'s members, each with a 50%
interest, are KFS Arlington Gateway, Inc. and JBG/Arlington Hotel, L.L.C. KFS
Arlington Gateway, Inc. is indirectly owned 100% by institutional foreign investors. JBG/Arlington Hotel, L.L.C.'s managing member, with a 0% economic interest, is also JBG/Company Manager II, L.L.C. JBG Investment Fund III, L.P
has a 96.36% membership interest in this entity with the balance indirectly owned by individual investors.

JBG Investment Fund III, L.P., an institutionally backed fund sponsored by the
JBG Companies ("JBG") is the non recourse covenant guarantor under the Westin
Arlington Gateway Loan. Founded in 1960, JBG is a commercial developer, owner and operator in the Washington, D.C., Virginia and Maryland markets, with a portfolio, owned via 7 JBG-managed closed-end funds, that exceeds 21,000,000 square feet and a market valuation estimated by it at $8 billion as of June,
2006. Through these affiliated companies, JBG has invested equity of approximately $900 million in 82 assets during the past six years. JBG's funds own 7 hotels in the Washington, D.C. metropolitan area and is currently the largest franchisee of Starwood hotels in the D.C. area. JBG Investment Fund III,
L.P. owns 17 assets in Maryland, Virginia and Washington, D.C. with a value estimated by it as greater than $1 billion.

PROPERTY MANAGEMENT. The hotel is operated by Westin Hotel Management, L.P. (the
"Manager"), an affiliate of Starwood Hotels & Resorts, pursuant to a management agreement expiring on December 31, 2023. The Manager is not affiliated with the
Westin Arlington Gateway Borrower. The Starwood Hotels & Resorts owns or leases
130 hotels, manages 378 hotels and franchises 337 hotels. Starwood Hotels &
Resorts' Frequent Guest Program has over 27 million members and since its inception in 1999, it has been awarded the Hotel Program of the Year six times by consumers.

LOCKBOX. The Manager is required to deposit all amounts payable to the Lessee
(as defined below under "-- Master Lease") directly into a cash collateral account controlled by the lender after the payment of (i) operating expenses and
(ii) for so long as the Manager is Westin Hotel Management, L.P. or any one of
its affiliates, amounts required to be deposited into a reserve for furniture, fixtures and equipment (the "FFE Reserve"). Amounts in the cash collateral account are required to be applied to pay debt service and reserves prior to any disbursements to the Westin Arlington Gateway Borrower.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Westin Arlington Gateway Loan.

--------------------------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------
TYPE:                                                  INITIAL         MONTHLY
--------------------------------------------------------------------------------
Taxes .............................................   $  188,350       $33,333
Insurance .........................................   $   58,708       $14,677
                                                                        2%of
                                                                      operating
FFE ...............................................   $  154,307      revenue(1)
Debt Service(2) ...................................   $1,250,000          $0
--------------------------------------------------------------------------------

Debt Service Reserve Account. On the origination date, the Westin Arlington
Gateway Borrower deposited $1,250,000 into a debt service reserve account. On each payment date thereafter, until the 18th payment date, provided that an event of default under the Westin Arlington Gateway Loan does not exist and provided that the ratio of the net operating income (net of the FFE Reserve) to the actual interest and/or principal payment for the previous month is greater than 1.15:1.00 on a trailing one month basis, the lender will be required to release to the Westin Arlington Gateway Borrower an amount equal to $69,444.44 minus the amount applied by lender to the payment of interest and/or principal on the loan from the debt service reserve account. From the 19th payment date, provided that an event of default under the Westin Arlington Gateway Loan does not exist and the net operating income exceeds 115% of $9,265,000 for two consecutive calendar quarters, annualized in each instance, all amounts remaining in the debt service reserve account are required to be released to the
Westin Arlington Gateway Borrower.

_______________________

(1)   A percentage of the gross operating revenue at the Westin Arlington
      Gateway Property is required to be reserved as follows: 2% for months 1 through 24, 3% for months 25 through 36 and 4% thereafter. These amounts will be held by the Manager so long as the Manager is Westin Hotel
      Management, L.P. (or one of its affiliates) and provided it is not in default.

(2)   See "-- Debt Service Reserve Account".

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

CASH FLOW SWEEP. If, at any time after all funds in the debt service reserve account have been depleted and the net operating income is less than $9,265,000 for any trailing 12-month period for two consecutive calendar quarters, then all funds remaining in the cash collateral account after payment of debt service and reserves are required to be swept to a lender controlled account and held as additional collateral for the Westin Arlington Gateway Loan, until the net operating income equals or exceeds 115% of $9,265,000 on a trailing 12-month period for two consecutive calendar quarters.

MASTER LEASE. The Westin Arlington Gateway Property is operated under a master lease dated July 24, 2006 between the Westin Arlington Gateway Borrower, as lessor, and Arlington Hotel Operator, L.L.C., a Delaware limited liability company, as lessee (the "Lessee"), which is an affiliate of the Westin Arlington
Gateway Borrower. The master lease has a five year term commencing on the opening date of the Westin Arlington Gateway Property. The master lease has a base rent plus a participating rent provision. Pursuant to the master lease, base rent for 2006 is $2,650,000, base rent for 2007 will be $8,570,000, base rent for 2008 will be $8,720,000 and base rent for 2009 will be $8,820,000.
Additionally, there is a participating rent percentage that is calculated based on gross revenue. For the first lease year, the percentages are as follows: 15%
for the first quarter, 20% for the second quarter, 22% for the third quarter and
23% for the fourth quarter. The master lease is subordinate to the Westin
Arlington Gateway Loan and the Lessee granted the lender a security interest in its interest in the master lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

FARMERS MARKET I, II & III

                        [PHOTO OF FARMERS MARKET OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          1
Location (City/State)                                           Sacramento, CA
Property Type                                                           Office
Size (Square Feet)                                                     376,134
Percentage Occupancy as of May 1, 2006                                 100.00%
Year Built                                                                1989
Loan Purpose                                                       Acquisition
Appraised Value                                                    $71,150,000
# of Tenants                                                                 2
Average Rent Per Square Foot                                        $    19.83
Underwritten Occupancy                                                  95.30%
Underwritten Revenues                                              $ 8,181,872
Underwritten Total Expenses                                        $ 2,757,007
Underwritten Net Operating Income (NOI)                            $ 5,424,865
Underwritten Net Cash Flow (NCF)                                   $ 4,987,017
--------------------------------------------------------------------------------

                        [PHOTO OF FARMERS MARKET OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                                   June 8, 2006
Cut-off Date Principal Balance                                      $56,000,000
Cut-off Date Loan Balance Per Square Foot                                  $149
Percentage of Initial Mortgage Pool Balance                                2.31
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                  Fee/Leasehold
Mortgage Rate                                                           6.2000%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                  LO(27), Def(89), O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                   78.71%
LTV Ratio at Maturity or ARD                                             73.84%
Underwritten DSCR on NOI(1)                                               1.32x
Underwritten DSCR on NCF(2)                                               1.21x
--------------------------------------------------------------------------------

(1)   The Underwritten DSCR on NOI during the interest only period is 1.54x.

(2)   The Underwritten DSCR on NCF during the interest only period is 1.42x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Farmers Market I, II & III Loan") is evidenced by a single promissory note secured by a first mortgage encumbering three Class
A- office buildings and a two-level parking garage (collectively, the "Farmers
Market I, II & III Properties") located in Sacramento, California. The Farmers
Market I, II & III Loan represents approximately 2.31% of the initial mortgage pool balance and approximately 2.69% of the initial loan group 1 balance.

The Farmers Market I, II & III Loan was originated on June 8, 2006, and has a principal balance as of the cut-off date of $56,000,000. The Farmers Market I,
II & III Loan has a remaining term of 117 months and a scheduled maturity date of June 8, 2016. The Farmers Market I, II & III Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Farmers Market I, II & III
Loan is permitted on or after March 8, 2016 without penalty.

THE PROPERTY. The Farmers Market I, II & III Loan is secured by a fee interest in three, Class A-, multi-story urban office buildings totaling 376,134 net rentable square feet, and a leasehold interest in a two-level parking garage serving the office buildings. Overall, the Farmers Market I, II & III Properties
are 100% leased. More specifically, the Farmers Market I, II & III Properties are 99.3% leased (as described below) to the State of California's Department of
Transportation ("Caltrans") with the balance leased to Little Folks University,
Inc. The Farmers Market I, II and III Properties are situated in close proximity
(approximately 1.5 miles away) to Caltrans' headquarters, in Sacramento,
California. Caltrans employs approximately 1,800 employees at the Farmers Market
I, II & III Properties. The Farmers Market I, II & III Properties are located adjacent to the Capitol City Freeway and the Sacramento Regional Transit
District Light Rail stop, each of which is considered a necessity for occupancy by a State agency.

The Farmers Market I, II & III Properties were built in two phases. Farmers
Market I, located at 1801 30th Street, is a five-story structure with 160,900 square feet that was built in 1989. Farmers Market II, located at 1820 Alhambra
Street, is a three-story structure with 91,498 square feet that was built in
1989. Farmers Market III, located at 1727 30th Street, is a six-story structure with 123,736 square feet that was built in 1994. The office structures are steel-framed structures supported by spread footings with stucco exterior.
According to the appraisal, many of the interior fixtures were replaced and/or repaired between 1998 and 1999.

The parking garage, located at 2910 S Street, across the street from Farmers
Market I and situated directly below the freeway, is an approximately 217,800 square foot, two-level parking garage containing 697 available parking spaces.
The parking garage, built in 1989, has reinforced concrete block walls. The
Farmers Market I, II & III Properties contain 53 additional surface parking spaces. Overall, there are 750 parking spaces available resulting in a parking ratio of 1.99 per 1000 square feet. The parking garage is ground leased from the
State of California pursuant to a lease that expires in September 2034.

Caltrans occupies 99.3% of the three buildings: 100% of Farmers Market I and
Farmers Market III and 97% of Farmers Market II. The Caltrans lease for Farmers
Market I & II expires on June 30, 2014. Caltrans has an option to terminate the lease and vacate the premises upon 30 days notice beginning June 30, 2009. The
Caltrans lease for Farmers Market III expires on June 30, 2009.

The following tables present certain information regarding the Farmers Market
I, II & III Loan Property.

--------------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION(1)
                                                     ---------------------
                                                                            SQUARE    % OF   BASE RENT            LEASE
TENANT NAME                            PARENT COMPANY   FITCH/MOODY'S/S&P    FEET      GLA      PSF             EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

State of CA Dept. of Transportation         NAP             NR/A2/A         373,522   99.3%   $ 19.83     6/30/2009/6/30/2014(2)
Little Folks University, Inc. ......        NAP                NR             2,612    0.7      12.20           6/30/2010
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE .............                                        376,134    100%     19.78
--------------------------------------------------------------------------------------------------------------------------------

(1)   Based on Information obtained from the Farmers Market I, II & III
      Borrower's rent roll dated May 1, 2006.

(2)   This tenant has an early termination option, as described above.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE(1),(2)
                                                  --------------------------------
                                                                                                CUMULATIVE   CUMULATIVE   CUMULATIVE
                                                                        % OF      CUMULATIVE       % OF         BASE         % OF
                 NUMBER OF      SQUARE FEET   % OF GLA   BASE RENT    BASE RENT   SQUARE FEET      GLA          RENT      BASE RENT
YEAR          LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

Vacant ....         NAP                 0        0.0%    $      0.0         0%            0          0.0%    $      0.0          0%
MTM .......           0                 0        0.0            0.0       0.0             0          0.0            0.0        0.0
2009 ......           2           123,736      32.90      2,393,490     32.10       123,736        32.90      2,393,490      32.10
2010 ......           1             2,612       0.69         31,863      0.43       126,348        33.59      2,425,353      32.53
2011 ......           0                 0         --             --        --       126,348        33.59      2,425,353      32.53
2012 ......           0                 0         --             --        --       126,348        33.59      2,425,353      32.53
2013 ......           0                 0         --             --        --       126,348        33.59      2,425,353      32.53
2014 ......           1           249,786      66.41      5,031,023     67.46       376,134       100.00      7,456,376     100.00
Thereafter            0                --         --             --        --       376,134       100.00      7,456,376     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS ....           4           376,134      100.0%    $7,456,376     100.0%
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET(3). The Farmers Market I, II & III Properties are located in the
Sacramento Central Business District ("CBD"), specifically in the Midtown submarket. According to CB Richard Ellis, Inc. ("CBRE"), the Sacramento CBD in
the first quarter of 2006 consisted of 10,494,840 square feet with a reported first quarter 2006 vacancy of 13.32% and a positive net absorption of 10,292 square feet. The average asking gross rents were $20.76 a square foot.

The Midtown submarket for the first quarter of 2006 consisted of 1,807,728 square feet with a reported first quarter 2006 vacancy of 10.4% and a positive net absorption of 3,405 square feet. The average asking gross rents were $20.40 a square foot. The Midtown submarket vacancy decreased from 15.3% at year end
2004 to 10.44% at year end 2005. Other than the Farmers Market I, II & III
Properties, the Midtown submarket has no other Class A- structures that are part of the CBRE survey. All offices in the survey are Class B and C competitive ratings, which has a downward impact on the reported average lease rate.

According to Reis, Inc., rental comparables for Class B office buildings
(assuming mid-rise buildings, 40,000 square feet in a 3 mile radius and built circa 1990, i.e. competitive set contains 8 buildings comprising 944,738 square feet) are averaging $22.88 a square foot. On a weighted average basis, Caltrans'
in-place rent is $19.83 per square foot. However, vacancy for this same submarket is 15%.

Located in the Sacramento-Yolo Consolidated Metropolitan Statistical Area
("CMSA"), the Farmers Market I, II & III Properties are in the hub of population and employment activity for the Central Valley. Sacramento, the principal urban center in the CMSA and the state capital, serves as the financial, communication, cultural and transportation hub of the Central Valley. It is the center for state government and is California's most populous inland metropolitan area.

The year 2005 population count is estimated at 2,023,510, which indicates an average annual growth rate of approximately 2.5%. Population by the year 2010 is projected to be near 2,260,441, an average annual increase of 2.3% from 2005.
Between 2005 and 2010, median household income is projected to increase from
$52,712 to $59,607, an average increase of 2.7% per year for the Sacramento area. Strategically located in the Central Valley with few physical barriers to limit growth, the area has enjoyed one of the fastest growth rates in the country over the past several years. The average 2004 California unemployment rate was 5.4%, with the rate decreasing to 5.1% as of January 2006. In addition to private-sector employers like Kaiser Permanente, Raley's, Inc., Intel Corp.
and UC Davis Health System, the State of California plays a critical roll in employment in the region, with over 66,000 employees.

The Farmers Market I, II & III Properties are located within a stable neighborhood experiencing minimal new development due to the fully built out nature of the area. The neighborhood is appealing due to its proximity to all major freeways in the area, and the proximity to the state capitol and downtown district, as well as other governmental and business-related entities close to the downtown Sacramento core. Given its proximity to major freeways in the area and direct placement along the Sacramento Regional Transit District Light Rail
Transit line, the location of the Farmers Market I, II & III Properties offers convenient transportation to the state capital.

THE BORROWER. The borrower, AREF Sacramento, L.P. (the "Farmers Market I, II &
III Borrower") is a single purpose entity that is a Texas limited partnership.
The general partner of the Farmers Market I, II & III Borrower is AFSGP, Inc.,
with a 1.0% ownership interest. The limited partner of the Farmers Market I, II
& III Borrower is Americus Real Estate Fund II, Ltd., with a 99.0% ownership interest. Americus Real Estate Fund II, Ltd. and Americus Real Estate
Investments, Inc. ("Americus") are the non-recourse carve out guarantors under the Farmers Market I, II & III Loan.

_______________________

(1)   Based on information obtained from the Farmers Market I, II & III
      Borrower's rent roll dated May 1, 2006.

(2)   The numbers in the Lease Expiration Schedule are based on the assumption that no tenant exercises an early termination option.

(3)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

According to Americus, it is a privately held investment company that invests in commercial real estate across the United States. With combined experience of over 100 years, the Americus team has been investing in real estate for the last
17 years. Americus founded Americus Real Estate Fund II, Ltd., an investment fund organized and managed by AM-PM Management, LP, a partnership between
Americus and PM Realty Group, LP, a Houston-based real estate organization providing comprehensive real estate services through its 20 divisional and regional offices with over 1,300 employees. Established in December 2005 with initial investor equity of $25,000,000 and a maximum equity pool of $50,000,000,
Americus Real Estate Fund II, Ltd. plans on leveraging its equity and securing debt financing of up to 80% for total property acquisition funds. Prior to
January of 2005 Americus owned the Farmers Market I & II Properties and is therefore familiar with the properties.

According to Americus's website, John Gravenor and Andrew Schatte, the founding principals of Americus, have been involved in acquiring, managing, constructing, redeveloping, and disposing of real estate and formed a formal partnership in
1999. Mr. Gravenor has been involved in real estate management, development, acquisition, disposition, and financing for more than 25 years. Active in the commercial real estate industry since 1978, Mr. Schatte has served in multiple capacities including development principal, institutional advisor, investor, and financial intermediary in every sector of the real estate market. He has over 29 years of experience working with governmental entities in numerous capacities.

PROPERTY MANAGEMENT. The property manager for the Farmers Market I, II & III
Property is PM Realty Group, L.P. (the "PM Realty Group") an affiliate of the
Farmers Market I, II & III Borrower. PM Realty Group has over 50 years of history providing commercial real estate services and manages over 140 million square feet of office, industrial, R&D, manufacturing, retail, multi-family and special-use space. PM Realty Group, with more than 1,300 employees, offers property and facility management, leasing and marketing, corporate services, investment services, construction management, asset management and development, engineering services, portfolio administration, disposition and acquisition, consulting and due diligence and healthcare services. Headquartered in Houston,
Texas, the firm conducts business in almost every state and maintains divisional or regional offices in Houston, Dallas, Washington DC, Newport Beach, Atlanta,
Austin, Chicago, Denver, El Paso, Honolulu, Los Angeles, New Orleans, New York
City, Orlando, Phoenix, Sacramento, San Diego, San Francisco, Seattle, and
Tampa.

LOCKBOX. The Farmers Market I, II & III Loan is structured with a hard lockbox
(in place at closing) and springing cash management. The loan documents require the Farmers Market I, II & III Borrower to direct the tenant to pay its rent directly to the lockbox account. Prior to a Cash Sweep Event, all rents are required to be swept to an account controlled by the Farmers Market I, II & III
Borrower. Following the occurrence and continuance of a Cash Sweep Event, all rents are required to be swept into an account controlled by the lender.

A Cash Sweep Event will occur upon the occurrence of any of the following: (i)
the debt service coverage ratio is less than 1.10:1.00 for any trailing twelve month period, (ii) an event of default has occurred, (iii) any of the Caltrans leases are terminated or expire for any reason, (iv) Caltrans has not given notice to the Farmers Market I, II & III Borrower that it intends to renew both leases (the lease covering Farmers Market I & II as well as the lease covering
Farmers Market III) at least twelve months prior to June 30, 2009 or such notice was given but is subsequently rescinded, (v) either Caltrans lease is renewed
(or a new lease is entered into for any leased space) for a period of less than ten years from the expiration date set forth in such lease as of the origination date and either (a) the date which is twelve months prior to the expiration date of the new or renewal lease with the earlier expiration date has occurred or (b)
the date which is twelve months prior to the first date in either new or renewal lease upon which Caltrans has the unilateral right to terminate a lease has occurred, (vi) both state leases are renewed (or new leases are entered into for the Caltrans space) for a period of greater than ten years from the expiration date set forth in such lease as of the origination date, the date which is twelve months prior to the first date in either new or renewal lease upon which
Caltrans has the unilateral right to terminate a lease has occurred, or (vii)
Caltrans (a) provides notice to the Farmers Market I, II & III Borrower that it intends to vacate any portion of the space, (b) executes any lease or letter of intent or term sheet evidencing a lease that may be executed for alternative space to any portion of the space, (c) otherwise commences or executes contracts, term sheets or other documents in advance of the construction of alternative space to any portion of the space, (d) conducts a feasibility study or issues a request for proposal for an alternative space to any portion of the space, or (e) ceases operating in any portion of the space for a period of thirty or more days.

A Cash Sweep Event will terminate ("Cash Sweep Termination Event") if (i) no event of default has occurred and is continuing, (ii) the debt service coverage ratio has been at least 1.15:1.00 for at least two consecutive calendar quarters; (iii) (A) with respect to a Cash Sweep Event pursuant to clause (iv)
above, the notice contemplated in such clause is given (B) with respect to a
Cash Sweep Event pursuant to clauses (v) or (vi) above, both new or renewed state leases are subsequently renewed (or a new lease is entered into for any state lease space) and both (a) the date which is twelve months prior to the expiration date of the new or renewal state lease with the earlier expiration date has not occurred and (b) the date which is twelve months prior to the first date in either new or renewal state lease upon which Caltrans has the unilateral right to terminate a state lease has not occurred; and (iv) at least $1,600,000 is in the TI/LC reserve account.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Farmers Market I, II & III Loan.

--------------------------------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
TYPE:                                                    INITIAL       MONTHLY
--------------------------------------------------------------------------------
Taxes .............................................    $   200,400     $66,800
Insurance .........................................    $     7,388     $ 7,388
TI/LC Reserve .....................................    $ 1,600,000(1)  $     0
Capital Expenditure Reserve .......................    $         0     $ 6,268
Deferred Maintenance ..............................    $         0     $     0
Carpet Replacement Reserve ........................    $   725,000     $     0
--------------------------------------------------------------------------------

CASHFLOW SWEEP. Commencing on the occurrence of a Cash Sweep Event (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses and extra-ordinary expenses will be swept into the excess cash collateral account and held as additional collateral until the occurrence of a Cash Sweep Termination Event (as defined above).

RELEASE OF PARCEL. The Farmers Market I, II & III Borrower is permitted to obtain a release from the lien of the mortgage of an unimproved portion of land currently used for surface parking (the "Release Parcel") without any required prepayment or defeasance of the Farmers Market I, II & III Loan in the event that Farmer's Market III, Ltd. exercises its option under an agreement dated
November 24, 2004 to purchase the Release Parcel, provided, among other things,
(a) no event of default exists; (b) the Farmers Market I, II & III Borrower certifies that sufficient parking remains to comply with the ground lease and all other leases on the remaining property, and (c) the Farmers Market I, II &
III Borrower pays all costs and expenses of the lender incurred in connection with the partial release (including the lender's reasonable attorneys' fees and expenses).

_____________________

(1)   The Farmers Market I, II and III Borrower is required to maintain at least
      $1,600,000 in the TI/LC reserve account through the maturity date or a
      Cash Sweep Event will be triggered.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

VALDOSTA-COLONIAL MALL

                    [PHOTO OF VALDOSTA-COLONIAL MALL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                              Valdosta, GA
Property Type                                                            Retail
Size (Square Feet)                                                      442,832
Percentage Occupancy as of September 6, 2006                             91.17%
Year Built                                                                 1983
Year Renovated                                                             2005
Loan Purpose                                                        Acquisition
Appraised Value(1)                                                  $75,000,000
# of Tenants                                                                 62
Average Rent Per Square Foot                                             $11.53
Underwritten Occupancy                                                   88.76%
Underwritten Revenues                                                $6,647,147
Underwritten Total Expenses                                          $1,970,807
Underwritten Net Operating Income (NOI)                              $4,676,340
Underwritten Net Cash Flow (NCF)                                     $4,360,562
--------------------------------------------------------------------------------

                    [PHOTO OF VALDOSTA-COLONIAL MALL OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                              November 23, 2005
Cut-off Date Principal Balance                                      $51,600,000
Cut-off Date Loan Balance Per Square Foot                                  $117
Percentage of Initial Mortgage Pool Balance                                2.13
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.2709%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           36
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                  LO(33), Def(83), O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio(1)                                                68.80%
LTV Ratio at Maturity or ARD(1)                                          61.25%
Underwritten DSCR on NOI(2)                                               1.36x
Underwritten DSCR on NCF(3)                                               1.27x
--------------------------------------------------------------------------------

(1)   Based on stabilized value as of September 1, 2007. Cut-off Date LTV Ratio and LTV Ratio at Maturity are 101.17% and 90.07%, respectively, based on
      "as is" appraised value of $51,000,000.

(2)   The Underwritten DSCR on NOI during the interest only period is 1.70x.

(3)   The Underwritten DSCR on NCF during the interest only period is 1.58x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Valdosta-Colonial Mall Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 442,832 square foot (inclusive of a newly constructed power center and lifestyle space but exclusive of the non-owned Belk Store) single-story, Class-B, enclosed regional mall (the "Valdosta-Colonial Mall Property") located in Valdosta,
Georgia. The Valdosta-Colonial Mall Loan represents approximately 2.13% of the initial mortgage pool balance and approximately 2.48% of the initial loan group
1 balance.

The Valdosta-Colonial Mall Loan was originated on November 23, 2005, and has a principal balance as of the cut-off date of $51,600,000. The Valdosta-Colonial
Mall Loan has a remaining term of 111 months and a scheduled maturity date of
December 8, 2015. The Valdosta-Colonial Mall Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Valdosta-Colonial Mall Loan is permitted on or after September 8, 2015 without penalty.

THE PROPERTY. The Valdosta-Colonial Mall Loan is secured by a fee interest in a single-story, Class-B, enclosed regional mall and an adjacent, recently constructed power center and lifestyle space. The Valdosta-Colonial Mall
Property is anchored by Sears, JC Penney and the Belk store (which is owned by the tenant and is not part of the collateral for the Valdosta-Colonial Mall
Loan). During 2005, the Valdosta-Colonial Mall Borrower spent approximately
$15,000,000 on the construction of an approximately 110,406 square foot power center and lifestyle space which includes an additional 23,332 square feet of in-line mall shop space. The junior anchors in the power center include Old
Navy, Petsmart, Office Depot and Ross Dress for Less.

The mall is located at 1700 Norman Drive in Valdosta, GA. It is the only enclosed mall within the south central part of Georgia and northern Florida. The nearest large city and enclosed mall competition is located to the southwest in
Tallahassee, Florida, approximately 65 miles away. The Valdosta-Colonial Mall
Property is situated in the retail hub of the region, located at the intersection of State Route 94 (St. Augustine Road) and Norman Road. The
Valdosta-Colonial Mall Property is located less than one mile west of Interstate
75, which runs north/south and in close proximity to U.S. Route 84, which is the area's primary east/west thoroughfare. The immediate area includes a high commercial/retail concentration including additional retail, hotels, grocery stores, restaurants, and a movie theater complex. These stores include,
Wal-Mart, Target, Best Buy, Home Depot and Lowes. There are approximately 2,866 parking spaces or 5.45 spaces per 1,000 square feet.

Situated on 57.57 acres, the Valdosta-Colonial Mall Property was constructed in
1983 and renovated in 1999 and again in 2005. In addition to the improvements made adding the power center, the Valdosta-Colonial Mall Borrower has spent nearly $500,000 in capital improvements over the past three years, including replacing the roof, maintaining the HVAC system and resurfacing/re-striping the parking lot.

The following tables present certain information regarding the Valdosta-Colonial
Mall Loan Property.

----------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
                                                   ---------------------
                                                                                                        BASE
                                                                                                      RENT PER
                                                                   FITCH/        SQUARE        %       SQUARE       LEASE
TENANT NAME                             PARENT COMPANY         MOODY'S/S&P(2)     FEET      OF GLA      FOOT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Sears ..........................      Sears Holding Corp.        BB/Ba1/BB+       80,347    18.14%    $ 3.23      2/15/2008
JC Penney ......................    J.C Penney Company Inc.    BBB-/Baa3/BBB-     65,616    14.82       3.90      2/28/2011
Ross Dress for Less ............              NAP                 NR/NR/BBB       30,187     6.82       9.90      1/31/2017
Petsmart .......................              NAP                 NR/Ba2/BB       20,087     4.54      12.00      5/31/2016
Office Depot ...................              NAP                NR/Ba1/BBB-      20,000     4.52      11.00     12/31/2016
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE .........                                                 216,237    48.83%    $ 5.90
----------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Valdosta-Colonial Mall Borrower's rent roll dated September 6, 2006.

(2)   Ratings provided are for the entity identified in the "Parent Company"
      column, if applicable, whether or not the parent company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(1),(2)
                                                  ------------------------------

                     NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES     FEET       GLA      BASE RENT      RENT      SQUARE FEET    % OF GLA    BASE RENT    OF BASE RENT
YEAR                EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant ..........      NAP        39,086     8.83%    $        0      0.00%       39,086        8.83%     $       0        0.00%
MTM .............        1         1,250     0.28         30,625      0.66        40,336        9.11         30,625        0.66
2006 ............        4         8,983     2.03        186,625      4.01        49,319       11.14        217,250        4.67
2007 ............       14        47,955    10.83        861,960     18.51        97,274       21.97      1,079,210       23.18
2008 ............        6       103,640    23.40        571,021     12.26       200,914       45.37      1,650,231       35.44
2009 ............        7        17,283     3.90        392,433      8.43       218,197       49.27      2,042,664       43.87
2010 ............        6        17,189     3.88        363,955      7.82       235,386       53.15      2,406,619       51.69
2011 ............        8        95,785    21.63        771,046     16.56       331,171       74.78      3,177,665       68.25
2012 ............        1           582     0.13         32,010      0.69       331,753       74.92      3,209,675       68.94
2013 ............        3         7,992     1.80        152,542      3.28       339,745       76.72      3,362,217       72.21
2014 ............        2         4,301     0.97         76,997      1.65       344,046       77.69      3,439,214       73.87
2015 ............        1         1,064     0.24         54,892      1.18       345,110       77.93      3,494,106       75.05
Thereafter ......        9        97,722    22.07      1,161,800     24.95       442,832      100.00      4,655,904      100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS ..........       62       442,832   100.00%    $4,655,904    100.00%
-----------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(3) The Valdosta-Colonial Mall Property is the only enclosed mall within the south central part of Georgia and northern Florida. Due to the distance of its competition as well as the configuration of area roads, the
Valdosta-Colonial Mall Property draws from a trade area of up to 30 miles or well beyond that of a typical regional mall. Overall, Valdosta is expected to continue to experience moderate economic growth over the near-term resulting in population and household growth rates that match typical averages for relatively rural areas. The City of Valdosta had a 2004 estimated population of 45,000 persons. At the same time, about 80,000 persons were estimated to live within a
10-mile radius from the Valdosta-Colonial Mall Property and 178,000 persons within 30 miles. Population within this radius is projected to grow 0.55% over the next five years or about 3/5 of the U.S. average growth rate. At the same time, average household income of $43,352 within the 30 mile radius is expected to grow 1.86% as compared to the U.S. average of 2.53%. The Valdosta-Colonial
Mall Property also benefits from the approximately 10,000 students attending the nearby Valdosta State University.

Valdosta's economy is highly dependent on the local government as the city serves as the county seat. Other large employers include Moody Air Force Base
(currently employing approximately 3,200 military and civilian personnel), South
Georgia Medical Center (2,350 employees) and Valdosta State University (1,460 employees). The city is also actively marketing a number of business parks with substantial relocation incentives in an effort to attract new business.

THE BORROWER. The borrower, Marelda Valdosta Mall LLC (the "Valdosta-Colonial
Mall Borrower") is a single purpose entity that is a Delaware limited liability company. The Valdosta-Colonial Mall Borrower is 100% owned by Marelda Retail
Development LLC ("Marelda Retail"). Marelda Realty is the non-recourse carveout guarantor under the Valdosta-Colonial Mall Loan. Colonial Realty Limited
Partnership indirectly owns a 10% non-managing membership interest in Marelda
Retail and Babcock & Brown GPT Reit Inc. indirectly owns a 0.01% managing membership interest and directly owns an 89.99% non-managing membership interest in Marelda Retail.

PROPERTY MANAGEMENT. Colonial Properties Services, Inc., an affiliate of
Colonial Realty Limited Partnership and an affiliate of the seller, will continue to manage the Valdosta-Colonial Mall Property. Colonial Properties owns or manages 47 retail properties across 26 cities in 8 states. Its portfolio includes more than 13.5 million square feet and eleven enclosed malls.

LOCKBOX. The Valdosta-Colonial Mall Loan documents are structured with a hard lockbox (in place at closing) and springing cash management. The loan documents require the Valdosta-Colonial Mall Borrower to direct the tenants to pay rent directly to the lockbox account. Prior to a Cash Management Period, all funds on deposit in the lockbox account are required to be swept to an account controlled by the Valdosta-Colonial Mall Borrower. Following the occurrence and continuance of a Cash Management Period, all funds on deposit in the lockbox account are required to be swept into an account controlled by the lender. A "Cash
Management Period" will commence upon the occurrence of an event of default under the loan documents and will terminate upon the lender giving notice that such event of default no longer exists and no other event of default exists under the loan documents.

___________________________
(1)   Based on information obtained from the Valdosta-Colonial Mall Borrower's rent roll dated September 6, 2006.

(2)   The numbers in the Lease Rollover Schedule are based on the assumption that no tenant exercises an early termination option.

(3)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Valdosta-Colonial Mall Loan.

      -------------------------------------------------------------------
                                ESCROWS/RESERVES

      TYPE:                                         INITIAL       MONTHLY
      -------------------------------------------------------------------
      Tax ........................                $    43,423     $21,712
      Insurance ..................                $    17,542     $ 8,771
      Capital Expenditures .......                $   443,833     $ 6,933
      Valdosta Holdback(1)........                $17,727,044     $     0
      TI/LC ......................                $   741,365     $20,579
      -------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the
Valdosta-Colonial Mall Borrower are permitted to incur mezzanine debt secured by their ownership interests in the Valdosta-Colonial Mall Borrower provided that certain conditions are met including, (i) that the mezzanine loan will have a maturity date that is co-terminous or later than the maturity date of the
Valdosta-Colonial Mall Loan, (ii) that the aggregate debt service coverage ratio for the trailing 12 month period (including the Valdosta-Colonial Mall Loan and the mezzanine loan, assuming the mezzanine loan had been advanced at the beginning of such period) is at least 1.20:1.0 and the projected aggregate debt service coverage ratio (including the mezzanine loan and assuming it is fully advanced) for the next 12 months is at least 1.20:1.0, (iii) that the aggregate amounts of the Valdosta-Colonial Mall Loan and the mezzanine debt as of the effective date of the mezzanine debt do not exceed 85% of the aggregate fair market value of the Valdosta-Colonial Mall Property, and (iv) a rating agency confirmation letter is obtained from each of the rating agencies rating the
Certificates.

RELEASE OF UNIMPROVED PARCEL. Pursuant to the terms of the Valdosta-Colonial
Mall Loan documents, an unimproved portion of the Valdosta-Colonial Mall
Property was released from the lien of the Mortgage on May 6, 2006.

___________________________
(1)   $16,782,044 of the Valdosta Holdback was reserved at closing in connection with construction costs related to the power center. $945,0000 of the
      Valdosta Holdback was reserved at closing in connection with tenants not in occupancy. As of the cut-off date, $12,530,245, in the aggregate, has been released to the Valdosta-Colonial Borrower.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

EXEL LOGISTICS

                        [PHOTO OF EXEL LOGISTICS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                               Baytown, TX
Property Type                                                        Industrial
Size (Square Feet)                                                    1,216,499
Percentage Occupancy as of May 10, 2006                                 100.00%
Year Built                                                                 1991
Year Renovated                                                             2005
Loan Purpose                                                        Acquisition
Appraised Value                                                     $48,500,000
# of Tenants                                                                  1
Average Rent Per Square Foot                                              $2.96
Underwritten Occupancy                                                   98.00%
Underwritten Revenues                                                $4,662,140
Underwritten Total Expenses                                          $1,246,893
Underwritten Net Operating Income (NOI)                              $3,415,247
Underwritten Net Cash Flow (NCF)                                     $3,301,652
--------------------------------------------------------------------------------

                        [PHOTO OF EXEL LOGISTICS OMITTED]

-------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                                   May 15, 2006
Cut-off Date Principal Balance                                      $37,027,252
Cut-off Date Loan Balance Per Square Foot                                   $30
Percentage of Initial Mortgage Pool Balance                               1.53%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.2750%
Amortization Type                                                       Balloon
IO Period (Months)                                                            0
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(27),Def(89),O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                   76.34%
LTV Ratio at Maturity or ARD                                             65.44%
Underwritten DSCR on NOI                                                  1.24x
Underwritten DSCR on NCF                                                  1.20x
-------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Exel Logistics Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a Class B bulk warehouse facility (the "Exel Logistics Property") located in Baytown, Texas. The Exel
Logistics Loan represents approximately 1.53% of the initial mortgage pool balance and approximately 1.78% of the initial loan group 1 balance.

The Exel Logistics Loan was originated on May 15, 2006, and has a principal balance as of the cut-off date of $37,027,252. The Exel Logistics Loan has a remaining term of 117 months and a scheduled maturity date of June 8, 2016. The
Exel Logistics Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Exel Logistics Loan is permitted on or after March 8, 2016 without penalty.

THE PROPERTY. The Exel Logistics Loan is secured by a fee interest in a
1,216,499 square foot single-tenant, Class B bulk warehouse facility on 68.05 acres in the Cedar Crossing Business Park, located in Baytown, Texas. The Exel
Logistics Property consists of four separate buildings with the characteristics described in the chart below. The buildings were constructed in phases starting in the early 1990s with the newest expansion completed in 2005 (a portion of buildings 5 and 6). The buildings are a combination of insulated metal and tilt up concrete construction with metal roofs. The Exel Logistics Property has approximately 1% of office space in each building. All buildings contain sprinklers, front loading docks and direct access to rail service.

      -------------------------------------------------------------------
                                                            APPROXIMATE
                                                          CEILING HEIGHTS
        BUILDING        APPROXIMATE SF     YEAR BUILT         (FEET)
      -------------------------------------------------------------------
      1-3 .........        305,896            1991            32 - 42
      4 ...........        310,000            1995            46 - 60
      5 ...........        212,000            1999            40 - 42
      6 ...........        392,000            2002            41 - 43
      -------------------------------------------------------------------

The Exel Logistics Property is 100% leased to Exel Inc. ("Exel"), an integrated logistics company that packages, warehouses and distributes petrochemical resin
(a raw material used in the production of plastic) domestically and internationally. According to Exel's website, Exel has approximately 111,000 employees, in 2000 operating locations and facilities in over 135 countries. The
Exel Logistics Property is in close proximity to petrochemical manufacturing and petroleum refining facilities including Exxon, Chevron and First Chemical, all located within a 10-mile radius of the Exel Logistics Property.

The Exel Logistics Property is located at 4000 Cedar Boulevard, Baytown, Texas, in Southeast Houston, in the Cedar Crossing Business Park. The Exel Logistics
Property affords direct access to operating rail tracks and to 2 barge terminals for direct access to the Port of Houston, one of the largest domestic and international distribution ports. It is also located near major thoroughfares, such as Beltway 8, IH-45, SH-225 and 380/Loop 380, air transportation (a
60-minute drive from the George Bush International Airport), shipping gateways via the Port of Houston and Houston Ship Channel and a 45-minute drive from the
Houston central business district.

The following tables present certain information regarding the Exel Logistics
Loan Property.

--------------------------------------------------------------------------------------------------------------
                                            TENANT INFORMATION(1)
                                            ---------------------
                                                   FITCH/         SQUARE        %         BASE        LEASE
TENANT NAME                  PARENT COMPANY     MOODY'S/S&P(2)     FEET       OF GLA    RENT PSF    EXPIRATION
--------------------------------------------------------------------------------------------------------------

Exel Logistics .........    Deutsche Post AG       A+/A2/A       1,216,499    100.0%     $2.96      5/19/2016
--------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Excel Logistics Borrower's rent roll dated May 10, 2006.

(2)   Credit ratings are of the parent company whether the parent guarantees the lease or not.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE MARKET(1). Population growth and employment rates in Houston have experienced a positive trend in recent years. Specifically, the Houston population has increased 9.8% from 2000 to 2005; a 1.5% increase from 2004 to
2005; and a 2.4% increase from 2005 to 2006. The Houston unemployment rate has decreased from 6.3% in 2004 to 5.6% in 2005; and held steady in 2006. Total employment has also increased by 0.7% in 2004; 2.6% in 2005 and 3.6% in 2006.
Within a 5-mile radius of the Exel Logistics Property there has been a 4.33%
population growth from 1990 - 2000; 1.61% population growth from 2000 - 2003;
and 2.35% population growth is expected from 2003-2008. In 2005, the population within a 5-mile radius was 54,824.

As of the first quarter of 2006, the Baytown area industrial market's average occupancy is 93.5%. In addition, as of the first quarter of 2006, the Southeast
Houston industrial submarket's average occupancy is 95.1% and rents range from
$3.00 to $5.40 per square foot. Industrial properties have been positively absorbed in the submarket for the past 4 years: 508,208 square feet in 2002;
95,253 square feet in 2003; 2,209,664 square feet in 2004; and 922,672 square feet in 2005. The submarket's vacancy has also remained in the 2-7% range for the past 8 years. Big box stores such as Home Depot and Wal-Mart have also entered the submarket in recent years.

The Exel Logistics Property is in close proximity to the Port of Houston
(approximately 25 miles long), which port is ranked first in US foreign waterborne commerce and second in total tonnage. The Port of Houston Authority's
("PHA") expansion plan includes construction of Bayport, an estimated $1.2 billion project anticipated to create 12,000 jobs within the first 10 years.

THE BORROWER. The borrower, Baytown Long Ball, L.P. (the "Exel Logistics
Borrower") is a single purpose entity that is a Texas limited partnership. The general partner of the Exel Logistics Borrower is GP Baytown Long Ball, Inc.
with a 0.10% ownership interest. The limited partners of the Exel Logistics
Borrower consist of over 30 individuals/entities each owning less than a 20%
ownership interest. The managing members of the general partner corporation are
George and Kathryn Hicker, with 40% ownership interest, Carl M. Buck, Jr.,
Trustee of the Carl M. Buck Building Co. Profit Sharing Plan & Trust with a 40%
ownership interest and Marty Jones with a 20% ownership interest. The non-recourse carve out guarantor is George Hicker. George Hicker has equity interests in 8 commercial properties and 34 years of real estate experience.

PROPERTY MANAGEMENT. The property manager for the Exel Logistics Property is
Longo Real Estate Services, Inc. doing business as Cardinal Industrial an affiliate of the Exel Logistics Borrower.

LOCKBOX. The Exel Logistics Loan is structured with a hard lockbox (in place at closing) and springing cash management. The Exel Logistics Loan documents require the Exel Logistics Borrower to direct the tenant to pay its rent directly to the lockbox account. Prior to a Cash Sweep Event, all rents are required to be swept to an account controlled by the Exel Logistics Borrower.
Following the occurrence and continuance of an event of default or a Cash Sweep
Event, all rents are required to be swept into an account controlled by the lender.

A "Cash Sweep Event" will occur upon the occurrence of any of the following: (i)
the date that is twelve months prior to the expiration of the initial term of the Exel lease, (ii) if Exel or its parent company declares, files, or acquiesces to the filing of, bankruptcy, (iii) if Exel physically vacates the
Exel Logistics Property, (iv) if Exel (A) is unable to issue financial statements, and/or (B) fails to maintain a minimum net worth of $30,000,000.00, as determined by the lender, (v) if the parent of Exel fails to maintain an S&P rating of "BBB-" or above or an equivalent investment grade rating by Fitch, or
(vi) if the debt service coverage ratio for the Exel Logistics Property is less than 1.10:1.00.

A Cash Sweep Event will terminate ("Cash Sweep Termination Event") if there is no event of default under the Exel Logistics loan documents, if certain other conditions are satisfied, and if the Cash Sweep Event was caused solely by the occurrence of: (A) clause (i) in the definition of "Cash Sweep Event," the Exel lease has been renewed or relet to a new tenant on terms and conditions acceptable to lender, and in either case the tenant has been in possession, open for business, and paying full rent under such lease for at least one month, (B)
clause (ii) in the definition of "Cash Sweep Event," the bankruptcy filing is discharged, stayed or dismissed within ninety days of such filing, provided that such filing of an involuntary petition against Exel or its parent company (after dismissal or discharge) does not materially increase the monetary obligations of
Exel or its parent company, (C) clause (iii) in the definition of "Cash Sweep
Event," Exel has reoccupied the space leased pursuant to its lease or such space has been leased to a new tenant and on terms and conditions acceptable to lender, and in either case the tenant has been in possession, open for business, and paying full rent under such lease for at least one month, (D) clause (iv) in the definition of "Cash Sweep Event," (1) Exel is again able to issue financial statements and satisfy the minimum net worth requirement, as determined by lender and has continued to do so for a period of two quarters, or (2) the Exel lease has been renewed on terms and conditions acceptable to lender, or such space has been leased to a new tenant and on terms and conditions acceptable to
Lender, and in either case the tenant has been in possession, open for business, and paying full rent under such Lease for at least one month, (E) clause (v) in the definition of "Cash Sweep Event," the parent of Exel has an S&P rating of
"BBB-" or above or an equivalent investment grade rating by Fitch; or (F) clause
(vi) in the definition of "Cash Sweep Event," the debt service coverage ratio has been at least 1.20:1.00 for at least two consecutive calendar quarters.

__________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Exel Logistics Loan.

--------------------------------------------------------------------------------
                                ESCROWS/RESERVES

TYPE:                          INITIAL                   MONTHLY
--------------------------------------------------------------------------------
Taxes ......................    $ 0.00           1/12 of annual taxes(1)
Insurance ..................    $ 0.00     1/12 of annual insurance premiums(1)
--------------------------------------------------------------------------------

__________________________
(1)   The Exel Logistics Loan documents provide that such monthly reserves are required only if an event of default under the Exel Logistics Loan documents exists or the Exel Logistics Borrower has failed to deliver evidence, reasonably acceptable to lender, that the tenant has paid all such amounts.

CASHFLOW SWEEP. Commencing on the occurrence of a Cash Sweep Event (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses and extra-ordinary expenses will be swept into the excess cash collateral account and held as additional collateral for the Exel Logistics Loan until the occurrence of a Cash Sweep Termination
Event (as defined above).

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

LUFKIN MALL

                         [PHOTO OF LUFKIN MALL OMITTED]

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                                Lufkin, TX
Property Type                                                            Retail
Size (Square Feet)                                                      343,069
Percentage Occupancy as of June 30, 2006                                 93.63%
Year Built                                                                 1980
Year Renovated                                                             2005
Loan Purpose                                                        Acquisition
Appraised Value                                                     $40,500,000
# of Tenants                                                                 73
Average Rent Per Square Foot                                             $11.29
Underwritten Occupancy                                                   93.30%
Underwritten Revenues                                                $5,729,320
Underwritten Total Expenses                                          $2,544,887
Underwritten Net Operating Income (NOI)                              $3,184,433
Underwritten Net Cash Flow (NCF)                                     $2,884,903
-------------------------------------------------------------------------------

                         [PHOTO OF LUFKIN MALL OMITTED]

-------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                               February 7, 2006
Cut-off Date Principal Balance                                      $30,000,000
Cut-off Date Loan Balance Per Square Foot                                   $87
Percentage of Initial Mortgage Pool Balance                               1.24%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8700%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           24
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                  LO(31), Def(85), O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                   74.07%
LTV Ratio at Maturity or ARD                                             65.45%
Underwritten DSCR on NOI(1)                                               1.50x
Underwritten DSCR on NCF(2)                                               1.36x
-------------------------------------------------------------------------------

__________________________
(1)   The Underwritten DSCR on NOI during the interest only period is 1.78x.

(2)   The Underwritten DSCR on NCF during the interest only period is 1.62x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lufkin Mall Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 343,069 square foot single-story, Class-B, enclosed regional mall (the "Lufkin Mall Property")
located in Lufkin, Texas. The Lufkin Mall Loan represents approximately 1.24% of the initial mortgage pool balance and approximately 1.44% of the initial loan group 1 balance.

The Lufkin Mall Loan was originated on February 7, 2006, and has a principal balance as of the cut-off date of $30,000,000. The Lufkin Mall Loan has a remaining term of 113 months and a scheduled maturity date of February 8, 2016.
The Lufkin Mall Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Lufkin Mall Loan is permitted on or after November 8, 2015 without penalty.

THE PROPERTY. The Lufkin Mall Loan is secured by a fee interest in a 343,069
(excluding the non owned space) square feet single-story, Class-B, enclosed regional shopping center located in Lufkin, Texas. The Lufkin Mall Property is anchored by Sears, JC Penney, Bealls and Carmike Cinema, with in-line tenants that include, Gap, Victoria's Secret, American Eagle, Bath & Body Works, The
Body Shop, Aeropostale, and Footlocker. A portion of the mall is not part of the collateral including two out-parcels, an IHOP and a Red Lobster. The Lufkin Mall
Property is the largest shopping mall within an 86-mile radius.

The Lufkin Mall Property was constructed in 1980 and renovated four times: in
1999, 2001, 2002 and 2004/2005. The Lufkin Mall Property has undergone significant renovations to its interior and exterior, in recent years, including the installation of new monument signage, upgrades to entrance signs, renovations of the northeast and southeast mall entrances, parking lot repairs, new common area seating for food court tenants, a new customer service center and soft play area for children and replacement of the entire roof over the common area of the mall. The Carmike Theaters, one the anchor tenants, was recently renovated and expanded to add stadium seating and five new screens (the theater now has 9 screens) for an estimated cost, according to the Lufkin Mall
Borrower, of approximately $2,300,0000.

The Lufkin Mall Property sits on a 33.65-acre parcel at the intersection of
South Medford Drive (State Loop 287) and South First Street (U.S. 59) -- two of
the region's major thoroughfares, in Lufkin, Angelina County, Texas.

The following tables present certain information regarding the Lufkin Mall Loan
Property.

---------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION(1)

                                         PARENT                FITCH/       SQUARE     % OF    BASE RENT     LEASE
         TENANT NAME                    COMPANY            MOODY'S/S&P(2)    FEET      GLA        PSF      EXPIRATION
---------------------------------------------------------------------------------------------------------------------

Sears Roebuck & Co. .........     Sears Holding Corp.        BB/Ba1/BB+     64,772    18.88%    $ 2.53    2/1/2030(3)
J C Penney ..................   J.C. Penney Company Inc.   BBB-/Baa3/BBB-   51,324    14.96       2.85     2/28/2010
Bealls ......................            NAPNR                   NR         30,650     8.93       9.00    12/31/2015
Carmike Cinemas Inc. ........             NAP                 NR/B2/B-      29,305     8.54      16.21     6/30/2019
Nickels and Dimes, Inc. .....             NAP                    NR         15,799     4.61       5.10    12/31/2007
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE ......                                               191,850   55.92%    $ 5.95
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE(1),(4)

                  NUMBER      SQUARE                              % OF      CUMULATIVE    CUMULATIVE   CUMULATIVE     CUMULATIVE
                 OF LEASES     FEET     % OF GLA    BASE RENT   BASE RENT   SQUARE FEET    % OF GLA    BASE RENT    % OF BASE RENT
      YEAR       EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

Vacant .......      NAP       21,845      6.37%    $        0      0.00%       21,845         6.37%    $       0         0.00%
MTM ..........       13        7,339      2.14        173,548      5.16        29,184         8.51       173,548         5.16
2006 .........        9        8,737      2.55        195,308      5.81        37,921        11.05       368,856        10.97
2007 .........       15       40,762     11.88        505,555     15.04        78,683        22.94       874,411        26.01
2008 .........        5       11,655      3.40        211,893      6.30        90,338        26.33     1,086,304        32.31
2009 .........        4       10,977      3.20        150,020      4.46       101,315        29.53     1,236,324        36.78
2010 .........        8       71,878     20.95        477,348     14.20       173,193        50.48     1,713,672        50.98
2011 .........        6       16,253      4.74        279,008      8.30       189,446        55.22     1,992,680        59.28
2012 .........        1        1,149      0.33         28,725      0.85       190,595        55.56     2,021,405        60.13
2013 .........        2        7,300      2.13         61,250      1.82       197,895        57.68     2,082,655        61.95
2014 .........        3       12,689      3.70        162,796      4.84       210,584        61.38     2,245,451        66.80
2015 .........        4       36,875     10.75        451,226     13.42       247,459        72.13     2,696,677        80.22
Thereafter ...        3       95,610     27.87        664,935     19.78       343,069       100.00     3,361,612       100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS .......       73      343,069    100.00%    $3,361,612    100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Lufkin Mall Borrower's rent roll dated June 30, 2006.

(2)   Credit Ratings are of the parent company, if applicable, whether or not the parent guarantees the lease.

(3)   Sears may terminate its lease at any time with two years notice. Sears has not provided a termination notice.

(4)   The numbers in the Lease Expiration Schedule are based on the assumption that no tenant exercises an early termination option.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE MARKET.(1) The Lufkin Mall Property is located in Angelina County at the intersection of U.S. highways 59 and 69, in the heart of Piney Woods of East
Texas. Lufkin is the largest city in the Northeastern Texas area that lies between Houston (approximately 120 miles southwest), Dallas (160 miles northwest) and Shreveport, Louisiana (93 miles northeast). The city serves as the commercial and economic hub of a growing 12 country regional trade area.

The Lufkin Mall Property is the largest retail destination within the surrounding 12-county primary trade area and a nine county secondary trade area, which together comprise the mall's Effective Trade Area. The mall is one of just two enclosed malls within the primary trade area (an area of more than 9,900 square miles). In addition, Stephen F. Austin State University is located within the primary trade area in neighboring Nacogdoches, approximately 20 miles north of the Lufkin Mall. In 2003, nearly 11,500 full and part time students were enrolled at the university, with an additional 1,000 faculty and staff members.
Lufkin Mall benefits from its close proximity to the university (via US Highway
59), as students and faculty from the university add to the region's daily population.

According to the appraisal, the primary trade area has approximately 367,077 people and the overall market occupancy rate for retail properties is 95%, with occupancies ranging from 85%-100%. According to the appraisal, retail rents at regional malls in Texas range anywhere from $20.75 to $130.52 per square foot
(triple net) for small space, while larger spaces rent in the $21.00 to $40.00 per square foot range, also on a net basis. Anchor leases were in the $2.00 per square foot range on a net basis.

THE BORROWER. The borrower, Lufkin GKD Partners, LP (the "Lufkin Mall Borrower")
is a single purpose entity that is a Texas Limited Partnership. The general partner of the Lufkin Mall Borrower is Lufkin GKD Management, LLC., with a 1.0%
ownership interest. The limited partner of the Lufkin Mall Borrower is Invest
Linc/GK Properties Fund II, LLC, with a 99.0% ownership interest. The sole member of the general partner and also the non-recourse carveout guarantor is
Invest Linc/GK Properties Fund II, LLC.

PROPERTY MANAGEMENT. The property manager for the Lufkin Mall Property is GK
Development, Inc., an affiliate of the Lufkin Mall Borrower.

Garo Kholamian is the founder and President of GK Development, Inc., a real estate development and acquisition company specializing in retail and commercial properties. The company was formed in 1995 and is currently engaged in various projects in the Chicago area. Since the company's formation in 1995, the company acquired and redeveloped approximately 1.8 million square feet. Over the past 3 years, the company has acquired 7 regional shopping malls for a total of over
2.8 million square feet and a reported value of $246,300,000. The company's current portfolio under management contains 19 properties totaling 4million square feet.

LOCKBOX. The Lufkin Mall Loan documents are structured with a hard lockbox and cash management in place at closing. The loan documents require the Lufkin Mall
Borrower to direct the tenants to pay rent directly to the lockbox account.
Funds will be transferred daily into the cash collateral account, from which the lender will pay taxes and insurance, debt service, capital expenditures, and rollover reserves.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Lufkin Mall Loan.

      --------------------------------------------------------------------
                                ESCROWS/RESERVES

      TYPE:                                 INITIAL             MONTHLY
      --------------------------------------------------------------------
      Taxes .............                   $44,505             $22,253
      Insurance .........                   $59,293              $5,390
      TI/LC .............                     $0              Springing(2)
      --------------------------------------------------------------------

SEARS EXPANSION RIGHT AND PERMITTED MEZZANINE DEBT. Pursuant to the Sears lease,
Sears has a one-time option to expand its space by 17,000 square feet through
May 31, 2007. In the event that Sears exercises its right to require expansion of its premises, then the direct or indirect parents of the Lufkin Mall Borrower are permitted to incur mezzanine debt secured by their ownership interests in the Lufkin Mall Borrower provided that certain conditions, are met including:
(i) the amount of the debt does not exceed $1,500,000, (ii) the aggregate debt service coverage ratio (including the Lufkin Mall Loan and the mezzanine loan)
is at least 1.10:1.0 and the stressed aggregate debt service coverage ratio
(using a debt service constant of 9.25%) is at least 0.85:1.0, (iii) the aggregate amounts of the Lufkin Mall Loan and the mezzanine debt immediately after the effective date of the mezzanine debt do not exceed 85% of the aggregate fair market value of the Lufkin Mall Property, and (iv) the proceeds of the mezzanine loan will be used to finance the Lufkin Mall Borrower's obligations to improve the Lufkin Mall Property in connection with the expansion of the premises under the Sears lease.

__________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)   The loan documents provide that a reserve amount of $0.55 per square foot will be collected in the event that the in-line leasing falls below 80% or if any of the anchor tenants (other than Sears) gives notice of non-renewal, vacates or goes dark. If at any time during the loan term
      Sears gives notice to terminate its lease, an additional $20,000 per month will be collected for the 24-month notice period that Sears is required to give.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

COOL SPRINGS COMMONS

                     [PHOTO OF COOL SPRINGS COMMONS OMITTED]

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                             Brentwood, TN
Property Type                                                            Office
Size (Square Feet)                                                      301,697
Percentage Physical Occupancy as of April 1, 2006                        96.79%
Year Built                                                            1983/1990
Year Renovated                                                        2004/2005
Loan Purpose                                                        Acquisition
Appraisal Value                                                     $40,575,000
# of Tenant Leases                                                           16
Average Rent Per Square Foot                                             $15.95
Underwritten Economic Occupancy                                          95.00%
Underwritten Revenues                                                $4,631,722
Underwritten Total Expenses                                          $1,701,975
Underwritten Net Operating Income (NOI)                              $2,929,747
Underwritten Net Cash Flow (NCF)                                     $2,574,736
-------------------------------------------------------------------------------

                     [PHOTO OF COOL SPRINGS COMMONS OMITTED]

-------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------------------
Mortgage Loan Seller                                                        PNC
Loan Group                                                                    1
Origination Date                                                 April 28, 2006
Cut-off Date Principal Balance                                      $29,975,000
Cut-off Date Loan Balance Per Square Foot                                   $99
Percentage of Initial Mortgage Pool Balance                               1.24%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.8800%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           36
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Portection                                  LO(36), Def(81), O(3)
Lockbox                                         Soft at closing, Springing Hard
Cut-off Date LTV Ratio                                                   73.88%
LTV Ratio at Maturity or ARD                                             66.61%
Underwritten DSCR on NOI(1)                                               1.38x
Underwritten DSCR on NCF(2)                                               1.21x
-------------------------------------------------------------------------------

(1)   The Underwritten DSCR on NOI during the interest only period is 1.64x.

(2)   The Underwritten DSCR on NCF during the interest only period is 1.44x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Cool Springs Common Loan") represents acquisition financing for two, two and three-story Class A multi-tenant office buildings totaling 301,697 square feet in Brentwood, Tennessee. The mortgage loan is structured with a ten year term and a 30-year amortization. The Borrower received a 36 month interest only period. The Cool Springs Commons loan represents approximately 1.24% of the initial mortgage pool balance and approximately 1.44% of the initial loan group 1 balance.

THE PROPERTY. The property is located at 7100 Commerce Way in Brentwood,
Williamson County, Tennessee (the "Cool Springs Commons Property"). Brentwood is
located approximately 10 miles south of the Nashville CBD and the property is located in an office market commonly referred to as Cool Springs. Neighborhood development is centered around the Cool Springs Galleria, a 1.1 million square foot, quad anchored mall, one mile south of this property. These buildings were completed in two phases (1983 and 1990) and are the former corporate headquarters for Service Merchandise. The property recently received a complete renovation into its current multi-tenant office configuration at considerable cost.

The two-story building is 107,705 square feet and the three-story building is
193,992 square feet. The buildings are connected by a recently upgraded lobby and two-story atrium. A spiral staircase and five passenger elevators lead to the upper floor tenant spaces. The two-story building is fully occupied by
Community Health Systems, an operator of acute care hospitals. The three-story building is a multi-tenanted with the largest tenant, Ardent Health Services, occupying 11.3% of the space. Ardent Health Services is a health care provider in communities throughout the United States.

The following table presents certain information relating to the major tenants at the Cool Springs Commons Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT INFORMATION
                                                        ------------------
                                                                         CREDIT RATINGS      SQUARE     %       BASE      LEASE
TENANT NAME                               PARENT COMPANY             (FITCH/MOODY'S/S&P)(1)   FEET    OF GLA  RENT PSF  EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Community Health Systems .....                                             NR/NR/BB-         107,705   35.7%   $15.88   1/31/2016
Ardent Health Services .......                                                 NR             34,183   11.3     16.47   6/30/2014
Nationwide Mutual Insurance ..  Nationwide Financial Services, Inc.         A-/A3/A-          24,114    8.0%   $18.00  11/30/2011
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE .......                                                               166,002   55.0%   $16.31
----------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Cool Springs Commons Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE(2)
                                                   -------------------------

                  NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE   CUMULATIVE %
                 OF LEASES     FEET       GLA      BASE RENT      RENT      SQUARE FEET    % OF GLA    BASE RENT    OF BASE RENT
YEAR             EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

Vacant .......      NAP        9,698      3.21%    $     0.00      0.00%        9,698         3.21%    $    0.00          0.0%
MTM ..........      NAP            0      0.00           0.00      0.00         9,698         3.21          0.00          0.0
2006 .........       0             0      0.00           0.00      0.00         9,698         3.21          0.00          0.0
2007 .........       5         5,490      1.82         50,565      1.09        15,188         5.03        50,565         1.09
2008 .........       0             0      0.00           0.00      0.00        15,188         5.03        50,565         1.09
2009 .........       1         1,163      0.39         21,108      0.45        16,351         5.42        71,673         1.54
2010 .........       6        64,141     21.26        854,589     18.35        80,492        26.68       926,263        19.89
2011 .........       4        57,624     19.10        992,150     21.31       138,116        45.78     1,918,413        41.20
2012 .........       1         9,241      3.06        159,407      3.42       147,357        48.84     2,077,820        44.62
2013 .........       0             0      0.00           0.00      0.00       147,357        48.84     2,077,820        44.62
2014 .........       2        34,183     11.33        559,412     12.01       181,540        60.17     2,637,232        56.64
2015 .........       1        12,452      4.13        309,000      6.64       193,992        64.30     2,946,232        63.28
2016 .........       2       107,705     35.70      1,709,985     36.72       301,697       100.00     4,696,217       100.00
Thereafter ...       0             0      0.00           0.00      0.00       301,697       100.00                     100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ........      22       301,697    100.00%    $4,656,217    100.00%
---------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Based on information provided from the Borrower's rent roll dated 4/1/06.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE MARKET.(1) The Cool Springs Commons Property is located in the City of
Brentwood, 13 miles south of Nashville's CBD, in an office market referred to as
Cool Springs. Cool Springs is an affluent Nashville suburb and the property has good demographics with average household incomes above $85,000 within a 5-mile ring. According to CoStar's 2005 Year End Report, the Cool Springs office market comprises four million square feet in 184 properties with an overall occupancy of 97.1%. The report further segments by class type and the 2.2 million square feet of Class A space had a year-end occupancy of 96.9%. Market rent for these buildings is concluded to be $16.90 per square foot.

THE BORROWER. The Borrower is a series of co-makers organized as tenants in common and sponsored by Michael and Randy McQuay through Principal Equity
Management, LP. Principle Equity is the designated manager and has signed the non-recourse carveouts. Principle Equity is owned by Michael and Randy McQuay.
The sponsors have more than 25 years of combined commercial real estate experience. They formed Principle Equity in 1997 and have acquired and managed a portfolio of 15 office properties totaling more than 1.4 million square feet,
1,120 multifamily units, and 175,000 square feet of retail.

PROPERTY MANAGEMENT. The property manager for the Cool Springs Commons Property is the Nashville office of Colliers Turley Martin Tucker ("CTMT"). CTMT manages a portfolio in excess of 82 million square feet throughout the United States.
CTMT's management agreement provides for a fee equal to 2% of the gross rental collections for the Cool Springs Commons Property. Colliers employs 80 real estate professionals in the Nashville market to manage a portfolio of 14.2 million square feet of office space in 81 buildings and lease 12.6 million square feet in 131 buildings.

LOCKBOX. The Cool Springs Commons Loan has a soft lockbox that springs in the event of a default. Following an event of default under the loan documents, all tenants shall pay all rents directly to the lockbox.

ESCROWS/RESERVES. The Cool Springs Commons Loan provides for the following escrow/reserve accounts:

      ------------------------------------------------------------------
                               ESCROWS/RESERVES
                               ----------------
      TYPE:                                       INITIAL       MONTHLY
      ------------------------------------------------------------------
      Taxes ........................           $  144,333      $36.083
      Insurance ....................               10,963        3,654
      Immediate Repairs ............              165,345            0
      Capital Expenditures .........                    0        5,026
      Rollover Reserve .............           $1,500,000(2)    12,500(3)
      Rent Credit ..................           $   24,706(4)   $     0
      ------------------------------------------------------------------

__________________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)   On June 8, 2006, Borrower deposited $1,150,000.00 in the Rollover Reserve.

(3)   Borrower shall commence monthly payments into the Rollover Reserve on the
      37th monthly payment date. In the event amounts in the Rollover Reserve exceed $1,150,000.00 Borrower shall cease monthly payments into the
      Rollover Reserve. In the event amounts in the Rollover Reserve fall below
      $1,150,000.00 Borrower shall commence monthly payments in the Rollover
      Reserve until such time as the funds in the Rollover Reserve equal or exceed $1,150,000.00.

(4)   At closing, Borrower deposited $196,372 into a Rent Credit escrow, which shall be fully distributed to Borrower as of November 2006. The balance as of September 6, 2006 is $24,706.05

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

SOUTH STATE STREET

                      [PHOTO OF SOUTH STATE STREET OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           2
Location (City/State)                                               Chicago, IL
Property Type                                                            Retail
Size (Square Feet)                                                      107,543
Percentage Physical Occupancy as of July 31, 2006                       100.00%
Year Built                                                          1912 / 1925
Year Renovated                                                      2002 / 2004
Loan Purpose                                                          Refinance
Appraisal Value                                                     $42,300,000
# of Tenant Leases                                                            4
Average Rent Per Square Foot                                             $22.11
Underwritten Economic Occupancy                                          98.00%
Underwritten Revenues                                                $2,762,395
Underwritten Total Expenses                                            $411,383
Underwritten Net Operating Income (NOI)                              $2,351,012
Underwritten Net Cash Flow (NCF)                                     $2,313,738
--------------------------------------------------------------------------------

                      [PHOTO OF SOUTH STATE STREET OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                                August 24, 2006
Cut-off Date Principal Balance                                      $29,590,000
Cut-off Date Loan Balance Per Square Foot                                  $275
Percentage of Initial Mortgage Pool Balance                               1.22%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.9790%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                               Interest Only
Call Protection                                            LO(24), Def(92),O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                   69.95%
LTV Ratio at Maturity or ARD                                             69.95%
Underwritten DSCR on NOI                                                  1.31x
Underwritten DSCR on NCF                                                  1.29x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       66

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       67

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "South State Street Loan") is evidenced by a single promissory note and is secured by a first priority fee mortgage, encumbering the 107,543 square foot retail shopping center known as South State
Street, located in Chicago, Illinois (the "South State Street Properties").

The South State Street Loan has a principal balance of $29,590,000 as of the cut-off date and represents 1.22% of the initial mortgage pool balance and 1.42%
of the initial loan group 1 balance. The South State Street Loan was originated on August 24, 2006 and has a remaining term of 120 months to its maturity date on September 1, 2016. The South State Street Loan may be voluntarily prepaid, in whole but not in part on or after June 1, 2016 without a prepayment premium and permits defeasance with United States government obligations beginning 2 years after the creation of the series 2006-3 securitization trust.

THE PROPERTY. The South State Street Properties are comprised of two properties,
26-34 South State Street and 36 South State Street, and consists of a 107,543 square foot retail shopping center located in Chicago, Illinois. The South State
Street Properties are located at the intersection of South State Street and West
Monroe Street in the downtown area of the city of Chicago.

The 26-34 South State Street property is comprised of 2 buildings totaling approximately 88,000 square feet. The 26 South State Street building is seven stories while the 34 South State Street building is eight stories. The 26-34
South State Street Property is 100% occupied by Forever 21. Forever 21 leases all 88,000 square feet but only occupies 33,136 square feet which makes up the basement, first and second floor of the property. The remaining floors are part of the Forever 21 lease but the space is currently vacant and not built out.

The 36 South State Street property is a 19,543 square foot retail property that occupies the first two floors of a 19 story retail/residential development. The property was constructed in 1912 and was gut renovated in 2004. The tenants include Zales Fine Jewelry (3,000 sf), T-Mobile (1,543 sf) and Dick Blicks
(15,000 sf). The 36 South State Street property is 100% occupied by three tenants.

The following table presents certain information relating to the major tenants at the South State Street Properties:

----------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION
                                                     ------------------
                                                             CREDIT RATINGS       SQUARE     % OF     BASE RENT     LEASE
TENANT NAME                           PARENT COMPANY     (FITCH/MOODY'S/S&P)(1)    FEET       GLA        PSF      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Forever 21 .......................      Forever 21                 NR              88,000    81.83%   $ 15.63    12/15/2014
Dick Blick Retail, Inc. ..........   Dick Blick Retail             NR              15,000    13.95%     32.33    12/31/2022
Zale Delaware, Inc. ..............      Zales Inc.                 NR               3,000     2.79%    120.00     1/31/2016
T-Mobile .........................       T-Mobile             NR/Ba2/BBB+           1,543     1.43%    102.07     3/31/2016
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE ...........                                                107,543   100.00%   $ 22.11
----------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       68

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the South State Street Properties:

---------------------------------------------------------------------------------------------------------------------------------
                                                         LEASE ROLLOVER SCHEDULE(1)
                                                         --------------------------

                   NUMBER      SQUARE      % OF                  % OF BASE   CUMULATIVE    CUMULATIVE   CUMULATIVE   CUMULATIVE %
                  OF LEASES     FEET       GLA      BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT   OF BASE RENT
YEAR              EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING     EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

Vacant ........       0             0       0.0%    $        0         0%            0            0%    $       0            0%
MTM ...........       0             0       0.0              0         0             0            0             0            0
2006 ..........       0             0       0.0              0         0             0            0             0            0
2007 ..........       0             0       0.0              0         0             0            0             0            0
2008 ..........       0             0       0.0              0         0             0            0             0            0
2009 ..........       0             0       0.0              0         0             0            0             0            0
2010 ..........       0             0       0.0              0         0             0            0             0            0
2011 ..........       0             0       0.0              0         0             0            0             0            0
2013 ..........       0             0       0.0              0         0             0            0             0            0
2014 ..........       1        88,000     81.83      1,375,000     57.85        88,000        81.83     1,375,000        57.85
2015 ..........       0             0       0.0              0         0        88,000        81.83     1,375,000        57.85
Thereafter ....       3        19,543     18.17      1,002,500     42.17       107,543       100.00     2,377,000       100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL .........               107,543    100.00%    $2,377,000    100.00%
---------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(2) The South State Street Properties are made up of 2 properties known as 26-34 South State Street and 36 South State Street.

The 26-34 South State Street property is located on the west side of South State
Street, between West Madison Street and West Monroe Street to the north and south respectively, in the downtown area of the city of Chicago, Illinois. The street address is 26-34 South State Street, Chicago, Cook County, Illinois.
Based on the 33,136 square feet that Forever 21 occupies in the 26-34 South
State Street property, the rental rate per square foot is $41.50, below the appraisers concluded current market rents for the subject at $55.00 per square foot.

The 36 South State Street Property is located at the northwest corner of South
State Street and West Monroe Street within downtown Chicago, Illinois. The street address is 36 South State Street, Chicago, Cook County, Illinois.

Within a 5-mile radius of the South State Street Properties, there are 314,624 households as of 2005. In 2000, household counts were 308,242 up from 284,389 in
1990, representing a change of 8.39%. It is estimated that the number of households in this area will be 319,834 in 2010, representing a change of 1.66%
from 2005. In 2005, the average estimated household income within a one-mile radius of the subject is $103,647.

The vacancy rate for the City North Submarket, in Chicago, is 4.2% as of the 4th
quarter 2005 based on CBRE's MarketView Chicago Retail Report.

THE BORROWER. The borrowing entities are Thor Gallery at State Street, LLC., a
New York limited liability company, and Thor Gallery II at State Street, LLC, a
Delaware limited liability company. Thor Gallery at State Street, LLC. is the borrowing entity for the 26-34 South State Street Property. The managing member is Thor MM Gallery at State Street, LLC, a New York limited liability company that holds a 1.0% ownership interest in the borrowing entity. The Joseph J. Sitt
SBT Trust, holds a 99.0% ownership interest in the borrowing entity. The Joseph
J. Sitt SBT Trust and Mr. Joseph J. Sitt have a 99.0% and 1.0% interest in the managing member, respectively. Thor Gallery II at State Street, LLC. is the borrowing entity for the 36 South State Street Property. The managing member is
Thor MM Gallery II at State Street, LLC, a Delaware limited liability company that holds a 1.0% ownership interest in the borrowing entity. The Joseph J. Sitt
SBT Trust, holds a 99.0% ownership interest in the borrowing entity. The Joseph
J. Sitt SBT Trust and Mr. Joseph J. Sitt have a 99.0% and 1.0% interest in the managing member, respectively.

Joseph J. Sitt founded Thor Equities, a real estate acquisition and development company, in 1986. From its inception, Mr. Sitt has led Thor Equities through all aspects of the investment process, including sourcing and screening investment opportunities, as well as due diligence, structuring, and negotiating transactions. Thor Equities has acquired a retail, hotel, office, warehouse and residential portfolio totaling approximately 10 million square feet and valued at more than $2 billion. Thor Equities has purchased properties in New York
City, Chicago, Detroit, New Orleans, Atlanta, Philadelphia and Norfolk and
Virginia.

__________________________

(1)   Information obtained from Borrower's rent roll dated 3/31/2006 and
      7/31/2006.

(2)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       69

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The South State Street Properties are managed by Thor
Equities, LLC, a Delaware limited liability company, an affiliate of the borrowing entity.

LOCKBOX. Borrower was required to establish an account (the "Clearing Account")
at a bank acceptable to lender into which all proceeds from the property shall be deposited. At closing borrower or the property manager was required to notify each tenant and account debtor to remit all amounts due with respect to the
Property directly into the Clearing Account. During the "Cash Management Period"
(defined below), all proceeds including excess cash flow on deposit in the
Clearing Account shall be swept into another account (the "Lockbox Account").
The Lockbox Account shall be in the name and under the sole dominion and control of lender. Borrower shall pay all fees and expenses in connection with both the
Clearing Account and the Lockbox Account. Cash Management Period shall mean the period (a) commencing on the date upon which the debt service coverage ratio for the property, as reasonably determined by lender, for the immediately preceding six (6) month period is less than 1.15:1.00 (on an interest only basis), and ending on the date the debt service coverage ratio equals or exceeds 1.30:1.00
(based on an interest only basis) for the immediately preceding six (6) month period, or (b) commencing on the date upon which an event of default occurs and ending on the date that such event of default is cured, or (c) commencing on the date that the 36 S State Street is released from the lien of the Security
Instrument with respect to a release in accordance with the loan documents, or
(d) the date which is three (3) months prior to the maturity date, or (e) the date upon which Dick Blick has given Borrower notice of its intent not to renew the Dick Blick Lease or to terminate the Dick Blick Lease until certain conditions in the loan agreement are met including an estoppel from a new replacement tenant acceptable to lender, or (f) the date upon which T-Mobile has given notice to borrower to terminate the T-Mobile Lease until the certain conditions in the loan agreement are met including an estoppel from a new replacement tenant acceptable to lender.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to South State Street Loan:

--------------------------------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------
TYPE:                                INITIAL                MONTHLY
--------------------------------------------------------------------------------
Taxes ............................   $63,460                  $28,588
Insurance ........................   $53,570                  $6,696
Immediate Repairs ................    $2,000                    $0
Capital Expenditures .............      $0           $317 (capped at $11,412)
TI/LC Reserve ....................      $0          $3,175 (capped at $114,300)
Other Reserve ....................   $627,274(1)                $0
--------------------------------------------------------------------------------

(1)   An initial tenant improvement allowance reserve ($539,158) and an initial occupancy holdback T-Mobile reserve ($88,116) was collected.

RELEASE PROVISIONS. Provided no event of default has occurred and is continuing, at any time after the permitted defeasance date, Borrower may obtain the release of either property from the lien of the security instrument thereon upon the satisfaction of certain conditions contained in the loan agreement which include
(i) the payment of the release price (which shall be 110% of the Allocated Loan
Amount (defined below) for such individual property plus defeasance costs and expenses in accordance with the loan agreement) and (ii) after giving effect to the release (A) a debt service coverage ratio of 1.40:1.00 (on an interest only basis) for the property remaining and (B) a loan to value for the remaining property of no more than 75%. The Allocated Loan Amounts for 26-34 South State
Street and 36 South State Street are $17,990,000 and $11,600,000, respectively.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       70

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, PNC Capital Markets, LLC,
Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       71

Free Writing Prospectus Legend

The issuer has filed a registration statement (including a prospectus) with the
SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-500-5408.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.
This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, PNC Capital Markets
LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (the
"Underwriters") are soliciting any action based upon it. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantantively similar to or in the nature of the following disclaimers, statements or language, are not applicable to these materials and should be disregarded:

o  disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;

o  disclaimers of responsibility or liability;

o  statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends;

o  language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy;

o  statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and

o  a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via the e-mail system pursuant to which this communication is being transmitted.

ANNEX A-1
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

          LOAN
          GROUP
LOAN #   1 OR 2   ORIGINATOR(1)                PROPERTY NAME                                     STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

  1         1     MLML            The Atrium Hotel Portfolio                Various
 1.01       1     MLML            Embassy Suites Raleigh Durham             201 Harrison Oaks Boulevard
 1.03       1     MLML            Embassy Suites Tampa                      3705 Spectrum Boulevard
 1.02       1     MLML            Embassy Suites Portland Airport           7900 Northeast 82nd Avenue
 1.04       1     MLML            Embassy Suites Charleston                 300 Court Street
 1.05       1     MLML            Embassy Suites on Monterey Bay            1441 Canyon Del Rey Boulevard
 1.06       1     MLML            Topeka Capitol Plaza Hotel                1717 Southwest Topeka Boulevard
  2         1     MLML            Stonestown Mall                           3251 Twentieth Avenue
  3         1     MLML            Wilton Portfolio Pool 1                   Various
 3.01       1     MLML            John Rolfe Commons                        2100 John Rolfe Parkway #2316
 3.02       1     MLML            Tuckahoe Village Shopping Center          11200-11280 Patterson Avenue & 1107-1117 Westbriar Drive
 3.03       1     MLML            Hermitage Industrial Center               8400-8621 Sandford Drive & 8401-8447 Glazebrook Drive
 3.04       1     MLML            The Shoppes of CrossRidge                 10250 Staples Mill Road
 3.05       1     MLML            Montpelier Shopping Center                16601-16655 Mountain Road
 3.06       1     MLML            Westland Shopping Center                  8025-8099 West Broad Street
 3.07       1     MLML            Lauderdale Square Shopping Center         3151-3171 & 3033-3091 Lauderdale Drive
 3.08       1     MLML            Stratford Hills Shopping Center           6766-6798 Forest Hill Avenue & 2801-2837 & 2909-2921
                                                                            Hathaway Road
 3.09       1     MLML            Beverly Hills Shopping Center             8502-8550 Patterson Avenue
 3.10       1     MLML            Canterbury Shopping Center                10600-10624 Patterson Avenue
 3.11       1     MLML            Ridgefield Walgreens                      10720 Ridgefield Parkway
 3.12       1     MLML            Maybuery North Complex                    8908-8910 Patterson Avenue
 3.13       1     MLML            Gayton Business Center                    12107-12115 Ridgefield Parkway & 2500-2590 Gayton Centre
                                                                            Drive
 3.14       1     MLML            Maybuery South Shopping Center            8901-8917 & 8930 Patterson Avenue
 3.15       1     MLML            Atack-Eagle Building                      4191 Innslake Drive
 3.16       1     MLML            Wilton Park                               4901 Dickens Road
 3.17       1     MLML            Atlee Commerce Center III                 9432, 9436, 9440 & 9444 Atlee Commerce Center Boulevard
 3.18       1     MLML            Atlee Commons II                          9424 Atlee Commerce Center Boulevard
 3.19       1     MLML            Dickens Place                             6401 A-F, 6403 A-G, & 6405 A-G Dickens Place
 3.20       1     MLML            Quioccasin Square Shopping Center         9025-9035 & 9101-9115 Quioccasin Road
 3.21       1     MLML            Tuckahoe Village Merchants Square         1104-1126 Westbriar Drive
 3.22       1     MLML            Westland East Shopping Center             8045 West Broad Street
 3.23       1     MLML            Canterbury Green Shopping Center          10605 Patterson Avenue
 3.24       1     MLML            Genito Station Shopping Center            13601-13625 Genito Road
 3.25       1     MLML            Crofton Green Shopping Center             12341-12395 Gayton Road
 3.26       1     MLML            Brookside Convenience Center              7601 Brook Road
 3.27       1     MLML            2400 Westwood Avenue                      2400 Westwood Avenue
 3.28       1     MLML            2208-18 Perl Road                         2208-2218 Perl Road
 3.29       1     MLML            5001-03 W. Leigh Street                   5001-5003 West Leigh Street & 5004 West Clay Street
 3.30       1     MLML            The Parham & Patterson Bldg.              8545 Patterson Avenue
 3.31       1     MLML            Children's World Learning Center          338 Oyster Point Road
 3.32       1     MLML            2121 Dabney Road                          2121 Dabney Road
 3.33       1     MLML            Crofton Green - Nova Complex              12215 Gayton Road
 3.34       1     MLML            Canterbury Green                          10611 Patterson Avenue
 3.35       1     MLML            2040 Westmoreland Street                  2040 Westmoreland Street
 3.36       1     MLML            4909-11 West Clay Street                  4909-4911 West Clay Street
 3.37       1     MLML            Canterbury Building                       10625 Patterson Road
 3.38       1     MLML            4411 Jacque Street                        4411 Jacque Street
 3.39       1     MLML            4100 West Clay Street                     4100 West Clay Street
 3.40       1     MLML            5712-16 Greendale Road                    5712-5716 Greendale Road
 3.41       1     MLML            Wilton Building                           3200 Lauderdale Drive
 3.42       1     MLML            5612-14 Greendale Road                    5612-5614 Greendale Road
 3.43       1     MLML            4901 West Clay Street                     4901 West Clay Street
 3.44       1     MLML            5010 West Clay Street                     5010 West Clay Street
 3.45       1     MLML            4905-4907 West Clay Street                4905-4907 West Clay Street
  4         1     CRF             Westin Arlington Gateway                  801 North Glebe Road
  5         1     CRF             Farmers Market I, II and III              1727 & 1801 30th Street, 1920 Alhambra Boulevard & 2910
                                                                            South Street
  6         1     CRF             Valdosta - Colonial Mall                  1700 Norman Drive
  7         1     CRF             Exel Logistics                            4000 Cedar Boulevard
  8         1     CRF             Lufkin Mall                               4600 South Medford Drive
  9         1     PNC             Cool Springs Commons                      7100 Commerce Way
  10        1     MLML            South State Street                        Various
10.01       1     MLML            26-34 South State Street                  26-34 South State Street
10.02       1     MLML            36 South State Street                     36 South State Street
  11        1     CRF             Whippletree Village MHP                   525 North McHenry Road
  12        1     PNC             Covance Business Center                   8211 Scicor Drive
  13        1     MLML            16661 Ventura Boulevard                   16661 Ventura Boulevard
  14        2     MLML            Hawthorne Groves Apartments               204 Hawthorne Groves Boulevard
  15        1     MLML            Carmax of Tennessee                       Various
15.01       1     MLML            Carmax - Nashville                        2501 Powell Avenue
15.02       1     MLML            Carmax - Memphis                          7771 Highway 64
  16        2     PNC             Preserve at Colony Lakes                  1000 Farrah Lane
  17        1     CRF             Town Center Block 3 & 8                   193 & 265 Central Park Avenue
  18        1     PNC             Middle Atlantic Products                  300 Fairfield Rd
  19        2     MLML            Autumn Park Apartments                    1963 Mosser Road
  20        1     CRF             Gilbert Town Square                       1030 - 1166 South Gilbert Road
  21        1     MLML            Walnut Hill Plaza                         1500 Diamond Hill Road
  22        2     PNC             The Heritage Apartment Homes              7828 Pat Booker Road
  23        2     MLML            Arioso City Lofts                         3411 North 16th Street
  24        2     MLML            The Seasons                               811 East Wetmore Road
            1     PNC             Campbell Portfolio                        Various
  25        1     PNC             Eastgate Marketplace                      420 North Wilbur Ave.
  26        1     PNC             Ellensburg Square                         401-409 South Main Street
  27        1     PNC             Pasco Retail Center                       5024 North Road 68
  28        1     PNC             Union Gap                                 1601 East Washington Ave
  29        1     PNC             Canyon Lakes Center                       4008 West 27th Avenue
  30        1     PNC             Paradise Plaza                            4900 Paradise Drive
  31        1     PNC             Tony Romas                                7640 North Divison Street
  32        1     MLML            Whitehall Tech Center I & II              2745 & 2915 Whitehall Park Drive
  33        1     CRF             Hemet Valley Center                       3301-3695 Florida Avenue
  34        1     CRF             Sportmart/Westwood Storage                1901-1919 Sepulveda Boulevard
  35        1     CRF             Crystal Plaza                             12525 Laurel Bowie Road
  36        1     CRF             Home Center Murrieta                      39809, 39745, 39729, 39681, 39665 Avenida Acacias
  37        2     PNC             Windward Apartment Homes                  600 East Medical Center Boulevard
  38        2     CRF             Northern Point Apartments                 1905 West Las Palmaritas Drive
  39        1     CRF             Regents Court Medical Office              4120 & 4130 La Jolla Village Drive
  40        1     CRF             The Clay Hotel                            1434-1438 Washington Avenue & 516 Espanola Way
  41        1     MLML            Haier Building                            1356 Broadway
  42        2     PNC             Leeward Apartment Homes                   444 East Medical Center Boulevard
  43        1     CRF             DDLLP Self Storage Portfolio              Various
43.01       1     CRF             Airport Road Self Storage                 1604 Airport Road
43.02       1     CRF             Morada Self Storage                       10220 North Highway 99
43.03       1     CRF             Highway 88 Self Storage                   12941 Blossom Court
43.04       1     CRF             Highway 99 Self Storage                   935 Simmerhorn Road
43.05       1     CRF             Eight Mile Road Self Storage              10910 North Highway 99
  44        1     MLML            Well Luck Portfolio                       Various
44.01       1     MLML            6000 Peachtree Street                     6000 Peachtree Street
44.02       1     MLML            104 Harbor Drive                          104 Harbor Drive
44.03       1     MLML            West 73rd Street                          6235 West 73rd Street
44.04       1     MLML            13888 Westfair East Drive                 13888 Westfair East Drive
44.05       1     MLML            1585 Market Drive                         1585 Market Drive Southeast
  45        2     MLML            Campus Quad Phase I                       316 Columbia Drive
  46        1     CRF             Woodland Hills Village                    20929 Ventura Boulevard
  47        1     CRF             Hilton Garden Inn - Orlando, FL           5877 American Way
  48        1     CRF             Courtyard - Little Rock                   521 President Clinton Avenue
  49        2     MLML            Portofino Apartments                      5780 Windhover Drive
  50        1     MLML            Carmax of Texas                           Various
50.01       1     MLML            4448 Plano Parkway                        4448 West Plano Parkway
50.02       1     MLML            19500 Northwest Freeway                   19500 Northwest Freeway
  51        1     CRF             Homewood Suites - Bakersfield             1505 Mill Rock Way
  52        1     PNC             DaVita Portfolio                          Various
52.01       1     PNC             Davita - Richmond, VA                     5270 Chamberlayne Road
52.02       1     PNC             Davita - Grand Rapids, MI                 801 Cherry Street
52.03       1     PNC             Davita - Goldsboro, NC                    2609 Hospital Road
52.04       1     PNC             Davtia - Edison, NJ                       29 Meridian Road
52.05       1     PNC             Davita - Philadelphia, PA                 1700 South 60th Street
52.06       1     PNC             Davita - Lancaster, PA                    1412 East King Street
52.07       1     PNC             Davita - Santee, SC                       228 Bradford Blvd
52.08       1     PNC             Davita - Pittsburgh, PA                   4312 Penn Avenue
52.09       1     PNC             Davito - Portsmouth, VA                   2000 High Street
  53        1     PNC             Capital City Press Office Building        7290 Bluebonnet Blvd
  54        1     CRF             Valley Fair Retail                        113 East Southern Avenue
  55        2     CRF             Barclay Square Apartments                 3535 Cambridge Street
  56        1     CRF             Westview Shoppes                          9515-9545 Westview Drive
  57        1     CRF             Storage Plus                              30-54 Review Avenue & 54-15 Greenpoint Avenue
  58        2     CRF             Mariner Village Mobile Home Park          815 124th Street SW
  59        1     CRF             Jefferson Office Park                     790-800 Turnpike Street
  60        1     CRF             Walmart Shadow Anchor Portfolio           Various
60.01       1     CRF             Shippensburg Shopping Center              101-207 South Conestoga Drive
60.02       1     CRF             Edinboro Shopping Center                  112-136 Washington Towne Boulevard
60.03       1     CRF             Bradford Shopping Center (Foster Brook
                                  Plaza)                                    14-46 Foster Brook Boulevard
  61        2     MLML            Southgate Apartments                      10960 Southgate Manor Drive
  62        1     PNC             Noble Hotel Portfolio                     Various
62.01       1     PNC             Holiday Inn - Russellville, AR            2407 North Arkansas Ave
62.02       1     PNC             Ramada Inn - Glenwood CO                  124 West 6th Street
62.03       1     PNC             Ramada Inn - Sterling CO                  22140 West Hwy 6
  63        2     CRF             Mapleshade Park                           6606 Mapleshade Lane
  64        1     CRF             Springhill Suites - Annapolis             189 Admiral Cochrane Drive
            1     MLML            Vlessing Portfolio                        Various
  65        1     MLML            Ashlan Village Shopping Center            4422-4474 West Ashlan Avenue
  66        1     MLML            Winston Plaza                             235 - 275 Sanderson Avenue
  67        1     MLML            De La Fuente 2006 Portfolio               Various
67.01       1     MLML            5424, 5440 & 5464 Morehouse Drive         5424, 5440 & 5464 Morehouse Drive
67.02       1     MLML            8101- 8111 Balboa Avenue & 4465-4475
                                  Mercury Street                            8101- 8111 Balboa Avenue & 4465-4475 Mercury Street
67.03       1     MLML            5010 Kearny Mesa Road                     5010 Kearny Mesa Road
  68        1     CRF             Stanford Center                           1050 Stanford Avenue
  69        2     CRF             Colonia Tepeyac Apartments                5880 Bernal Drive
  70        1     CRF             2875 Santa Rosa Avenue                    2875-2885 Santa Rosa Avenue
  71        1     MLML            RLJ - Fairfield Inn San Antonio Airport   88 Northeast Loop 410
  72        1     MLML            RLJ - Residence Inn Salt Lake City        4883 Douglas Corrigan Way
  73        1     MLML            Carmax of Glencoe                         2000 West Frontage Road
  74        1     CRF             Yard House/Birch Street Center            Various
74.01       1     CRF             Birch Street Center                       375 West Birch Street
74.02       1     CRF             Yard House                                160 South Brea Boulevard
  75        2     PNC             Villas of Cordoba                         5901 East Stassney Lane
  76        1     CRF             Global Plaza West                         3655 South Durango Drive
  77        1     MLML            Sonic Automotive I                        Various
77.01       1     MLML            Momentum Volkswagen                       2405 Richmond Avenue
77.02       1     MLML            Momentum Audi                             2309 Richmond Avenue
  78        1     PNC             Olivewood Plaza Shopping Center           202-268 North Highway 65
  79        1     CRF             Holiday Inn - St. Louis                   6921 South Lindbergh Boulevard
  80        1     CRF             Fairfield Inn and Suites- Clearwater      3070 Gulf to Bay Boulevard
  81        1     PNC             Asian Village                             9191 Bolsa Avenue
  82        1     CRF             15720 Ventura Blvd                        15720 Ventura Boulevard
  83        2     MLML            Watermill Apartments                      1730 East Valley Water Mill Road
  84        1     CRF             LA Fitness - Hamden, CT                   46 Skiff Street
  85        1     CRF             Bloomfield Retail                         31 Belleville Avenue
  86        1     MLML            Memorial Regional MOB III                 8262 Atlee Road
  87        1     CRF             GSA Perris Office/Warehouse               23123 Cajalco Road
  88        1     MLML            The Weatherly                             516 Southeast Morrison Street
  89        1     MLML            RLJ - Courtyard Hammond                   7730 Corinne Drive
  90        1     CRF             Barrett Distribution                      1950 Vaughn Road
  91        1     MLML            Bel Villaggio Shopping Center             41555-41577 Margarita Road
  92        1     CRF             Town Center - South Retail                200 Central Park Avenue
  93        1     MLML            Dependable Self Storage Portfolio         Various
93.01       1     MLML            Dependable Airline                        16068 Airline Highway
93.02       1     MLML            Dependable West Park                      5755 West Park Avenue
  94        2     CRF             Casas Adobes                              6200 North Oracle Road
  95        1     PNC             Southgate Center I                        7207-7227 South Central Avenue
  96        1     CRF             New York Classic Retail                   2 Horatio Street & 162 West 56th Street
  97        1     MLML            Hampton Inn - Birmingham                  30 State Farm Parkway
  98        1     PNC             Greenrich Building                        6222 Richmond Avenue
  99        1     MLML            Jefferson Gateway II                      931 Jefferson Boulevard
 100        2     MLML            Paseo del Sol                             2634 North 51st Avenue
 101        1     CRF             Mayors Plaza                              5850 & 5870 North Hiatus Road
 102        1     CRF             Intermountain-Homewood Suites             950 University Drive East
 103        1     CRF             Cummins, Inc                              8550 Palmetto Commerce Parkway
 104        1     MLML            Bonanza Square                            2300 East Bonanza Road
 105        1     CRF             Dupont Medical Office Building II         2514 East DuPont Road
 106        1     PNC             Marketplace at Cypress Creek              721-793 Cortaro Drive
 107        1     PNC             Hampton Inn & Suites - Yuma               1600 East 16th Street
 108        1     MLML            University Plaza - Sunrise                2400 North University Drive
 109        1     CRF             Madison Self Storage                      2901 Eagle Drive
 110        1     MLML            Main Street Plaza                         701-725 East Main Street
 111        1     PNC             Julian Building                           615 & 629 J Street
 112        2     PNC             Colonial Village Apartments - DE          600 Moores Lane
 113        1     MLML            CVS-Ft. Myers                             12255 South Cleveland Avenue
 114        1     CRF             Perimeter Point                           5125 & 5175 Emore Road, 5115 Covington Way, 2170 & 2175
                                                                            Business Center Drive, 2165 Spicer Cove
 115        1     CRF             Northwest Business Center                 1800-1940 Grandstand Drive
 116        1     PNC             Southgate Center II                       336 East Baseline Road
 117        1     CRF             Hampton Inn @ Thousand Oaks               2700 Perkins Road South
 118        1     PNC             Gateway North Shopping Center             215 Stadium Street
 119        1     MLML            Shadowridge Shopping Center               730-790 Sycamore Avenue
 120        1     MLML            Hampton Inn - Smyrna                      2573 Highwood Boulevard
 121        1     MLML            Flamingo Lakes                            2820, 2840, 2860 & 2880 East Flamingo Road
 122        1     MLML            RLJ - Courtyard Goshen                    1930 Lincolnway East
 123        1     MLML            Preserve Plaza                            5300 North Hamilton Road
 124        1     CRF             Office Court at Saint Michael's           460 Saint Michael's Drive
 125        1     CRF             Liberty Self Storage                      165-08 Liberty Avenue
 126        1     CRF             Sandhill Square                           4130 - 4180 South Sandhill Road
 127        1     CRF             Fredericksburg Inn & Suites               201 South Washington
 128        1     CRF             Quality Inn - Fort Lee                    4911 Oaklawn Boulevard
 129        1     CRF             Trader Joes/Smart & Final                 7720 West Bell Road
 130        1     MLML            Shops at Spectrum                         9187 Clairemont Mesa Boulevard
 131        1     MLML            Union Square Shopping Center              5035-5085 & 5089 North Academy Boulevard
            1     MLML            Bandera SC                                Various
 132        1     MLML            Bandera at Mainland Shopping Center       8111 Mainland Drive
 133        1     MLML            Bandera Place Shopping Center             8103 Bandera Road
 134        1     PNC             Pelican Place                             1026-1064 Pine Ridge Road
 135        1     CRF             Hampton Inn & Suites - Texarkana          4601 Cowhorn Creek Road
 136        1     PNC             Beverly Center                            8181 South 48th Street
 138        1     MLML            RPT Office Building                       24630 Washington Avenue
 140        1     MLML            Sorrento Crossroads                       10066 Pacific Heights Boulevard
 139        1     CRF             Sailhouse Lofts                           212 Marine Street
 137        1     CRF             All Right Storage                         6900 Van Nuys Boulevard
 141        1     CRF             Store America - Cicero & Syracuse         Various
141.01      1     CRF             Store America - Syracuse                  314 - 316 Ainsley Drive
141.02      1     CRF             Store America - Cicero                    5666 Route 31
 142        1     CRF             2010 East 15th Street                     2010 East 15th Street
 143        1     MLML            Best Buy West Dundee                      979 West Main Street
 144        2     CRF             Bayberry Cove Apartments                  4363 Bayberry Cove
 145        1     CRF             Storage Center of Valencia                26407 Bouquet Canyon Road
 146        1     PNC             Vitesse Semiconductor                     4721 Calle Carga
 147        1     MLML            Preston Highlands                         2401 Preston Road
 148        1     MLML            Emporia West Shopping Center              1312-1430 Industrial Road
 149        1     CRF             47th & Kedzie Retail Center               4701 South Kedzie Avenue
 150        2     PNC             Lakepointe Apartments - Lincoln City      120 SE Mast Avenue
 151        1     PNC             Big Lots - Whittier                       13241 Whittier Boulevard
 152        1     CRF             La Plaza de Alhambra                      200 South Garfield Avenue
 153        1     CRF             1286 Eighteen Mile Road                   1286 Eighteen Mile Road
 154        1     CRF             Fedex Ground Illinois                     500 East Highland Street
 155        1     MLML            300 West Service Road                     300 West Service Road
 156        1     CRF             Safe Lock Storage                         801 & 860 Midpoint Drive
 157        1     CRF             Petco & Big 5                             30682 & 30692 Santa Margarita Parkway
 158        1     MLML            Mountain View Plaza                       7405 & 7415 Hardeson Way
 159        1     CRF             Bristol South Coast Centre                1220 Hemlock Way
 160        1     MLML            University Shopping Center                1664 South University Drive
 161        1     CRF             Mission Manor                             615-675 Valencia Road
 162        1     CRF             Shops on the Boulevard                    2101 Catawba Valley Boulevard Southeast
 163        2     CRF             Cresthill Townhomes                       3589 Cresthill Drive
 164        1     CRF             Intermountain-Fairfield Inn               30 Saint Francis Way
 165        2     PNC             La Prada Apartments                       8383 La Prada
 166        2     MLML            Villager Apartments                       480 South Street
 167        1     CRF             Laguna Country Mart                       350-384 & 430 Forest Avenue
 168        1     CRF             Plaza Linda Vista                         1525 State Street
 169        1     CRF             721 Wellness Way                          721 Wellness Way
 170        1     CRF             Headland Delowe                           2020-2084 Headland Drive
 171        1     CRF             Shops at Wescott                          9730 Dorchester Road
 172        1     CRF             801 Garfield                              801 South Garfield Avenue
 173        1     CRF             T.O. Plaza 1                              1655 East Thousand Oaks Boulevard
 174        2     PNC             The Park at Heritage Greene Apartments    2891 Springdale Road
 175        1     CRF             Paddle Creek Shopping Center              8750 Gladiolus Drive
 176        1     CRF             Stone Ridge/Security Storage              14241 Northwest Boulevard
 177        1     CRF             GSA Tucson Office                         3265 East Universal Way
 178        1     MLML            Loop 4 & 5                                1205-1209 West Loop North
 179        1     CRF             Pearland Plaza                            7123 FM 518
 180        2     CRF             Prospect Park                             1600-26, 1685-95 & 1821 Parkline Drive
 181        1     CRF             2803 Colorado Avenue                      2803 Colorado Avenue
 182        1     CRF             Pacific Business Park                     6235 South Pecos Road
 183        1     CRF             Friendswood Plaza                         151 North Friendswood Drive
 184        1     CRF             Stanwood Retail                           26477 72nd Avenue
 185        1     PNC             Sams Strip Center                         27727 State Road 56
 186        1     CRF             Green Valley Storage                      8945 Kens Court
 187        2     PNC             Gateway Village Seniors                   2825 South 12th Street
 188        1     CRF             Regency Square - Jacksonville             9585 Regency Square Boulevard
 189        1     MLML            Center at Memorial                        803 Highway 6 South
 190        1     CRF             Sandia Square                             10701-10721 Montgomery Boulevard NE
 191        1     CRF             San Jacinto Center                        1451- 1493 South San Jacinto Avenue
 192        2     CRF             Willow Creek Apts                         19 Willow Creek Drive
 193        2     CRF             The Chateau Apartments                    511 North Woodward Avenue
 194        1     CRF             Shepherd Center                           1251 West 11th Street
 195        1     CRF             2710 Weck Drive                           2710 Weck Drive
 196        1     CRF             A Storage Place - Denver                  1286 South Valentia Street
 197        1     CRF             Carmichael Place Retail Center            4915 Carmichael Road
 198        1     CRF             Pine Knoll MHP                            2546 Capitola Road
 199        1     PNC             Alliance Fire Protection                  998 Forest Edge Drive
 200        1     PNC             Prestige Plaza - Topeka                   1920 SW Wanamaker Rd
 201        1     CRF             North Park Self Storage                   3802 -3828 Herman Avenue
 202        1     CRF             AAA Storage - I-37                        10802 IH 37
 203        2     CRF             Park Slope Apartments                     518 4th Avenue & 451 7th Avenue
203.01      2     CRF             451 7th Avenue                            451 7th Avenue
203.02      2     CRF             518 4th Avenue                            518 4th Avenue
 204        1     CRF             4400 Keller Avenue                        4400 Keller Avenue
 205        1     CRF             McKinney Commons II                       2770 Virginia Parkway
 206        1     CRF             CVS Dayton                                1300 Wilmington Avenue
 207        1     CRF             Graphic Arts Plaza                        1401 Arville Street
 208        1     CRF             Isis Avenue                               317 South Isis Avenue
 209        1     CRF             Oak Lane Mobile Village                   3881 Many Oaks Lane
 210        2     PNC             The Park Whispering Pines                 605 First Avenue
 211        1     CRF             Cerritos Industrial                       13747 & 13758 Midway Street

                                                                                             NUMBER OF               PROPERTY
LOAN #     CITY                       STATE        ZIP CODE            COUNTY                PROPERTIES                TYPE
------------------------------------------------------------------------------------------------------------------------------------

  1        Various                    Various       Various      Various                         6             Hospitality
 1.01      Cary                         NC           27513       Wake                            1             Hospitality
 1.03      Tampa                        FL           33612       Hillsborough                    1             Hospitality
 1.02      Portland                     OR           97220       Multnomah                       1             Hospitality
 1.04      Charleston                   WV           25301       Kanawha                         1             Hospitality
 1.05      Seaside                      CA           93955       Monterey                        1             Hospitality
 1.06      Topeka                       KS           66612       Shawnee                         1             Hospitality
  2        San Francisco                CA           94132       San Francisco                   1             Retail
  3        Various                      VA          Various      Various                        45             Various
 3.01      Richmond                     VA           23233       Henrico                         1             Retail
 3.02      Richmond                     VA           23238       Henrico                         1             Retail
 3.03      Richmond                     VA           23228       Henrico                         1             Industrial
 3.04      Glen Allen                   VA           23060       Henrico                         1             Retail
 3.05      Montpelier                   VA           23192       Hanover                         1             Retail
 3.06      Richmond                     VA           23294       Henrico                         1             Retail
 3.07      Richmond                     VA           23233       Henrico                         1             Retail
 3.08      Richmond                     VA           23225       Richmond City                   1             Retail
 3.09      Richmond                     VA           23229       Henrico                         1             Retail
 3.10      Richmond                     VA           23238       Henrico                         1             Retail
 3.11      Richmond                     VA           23233       Henrico                         1             Retail
 3.12      Richmond                     VA           23229       Henrico                         1             Retail
 3.13      Richmond                     VA           23233       Henrico                         1             Industrial
 3.14      Richmond                     VA           23229       Henrico                         1             Retail
 3.15      Glen Allen                   VA           23060       Henrico                         1             Office
 3.16      Richmond                     VA           23230       Henrico                         1             Office
 3.17      Ashland                      VA           23005       Hanover                         1             Industrial
 3.18      Ashland                      VA           23005       Hanover                         1             Industrial
 3.19      Richmond                     VA           23230       Henrico                         1             Industrial
 3.20      Richmond                     VA           23229       Henrico                         1             Retail
 3.21      Richmond                     VA           23238       Henrico                         1             Retail
 3.22      Richmond                     VA           23294       Henrico                         1             Retail
 3.23      Richmond                     VA           23238       Henrico                         1             Retail
 3.24      Midlothian                   VA           23112       Chesterfield                    1             Retail
 3.25      Richmond                     VA           23238       Henrico                         1             Retail
 3.26      Richmond                     VA           23227       Henrico                         1             Retail
 3.27      Richmond                     VA           23230       Henrico                         1             Industrial
 3.28      Richmond                     VA           23230       Henrico                         1             Industrial
 3.29      Richmond                     VA           23230       Henrico                         1             Industrial
 3.30      Richmond                     VA           23229       Henrico                         1             Office
 3.31      Newport News                 VA           23602       Newport News City               1             Retail
 3.32      Richmond                     VA           23230       Henrico                         1             Industrial
 3.33      Richmond                     VA           23238       Henrico                         1             Retail
 3.34      Richmond                     VA           23238       Henrico                         1             Office
 3.35      Richmond                     VA           23230       Henrico                         1             Industrial
 3.36      Richmond                     VA           23230       Henrico                         1             Industrial
 3.37      Richmond                     VA           23238       Henrico                         1             Office
 3.38      Richmond                     VA           23230       Henrico                         1             Industrial
 3.39      Richmond                     VA           23230       Henrico                         1             Industrial
 3.40      Richmond                     VA           23228       Henrico                         1             Industrial
 3.41      Richmond                     VA           23233       Henrico                         1             Office
 3.42      Richmond                     VA           23228       Henrico                         1             Industrial
 3.43      Richmond                     VA           23230       Henrico                         1             Industrial
 3.44      Richmond                     VA           23230       Henrico                         1             Industrial
 3.45      Richmond                     VA           23230       Henrico                         1             Industrial
  4        Arlington                    VA           22203       Arlington                       1             Hospitality
  5        Sacramento                   CA           95816       Sacramento                      1             Office
  6        Valdosta                     GA           31601       Lowndes                         1             Retail
  7        Baytown                      TX           77520       Chambers                        1             Industrial
  8        Lufkin                       TX           75901       Angelina                        1             Retail
  9        Brentwood                    TN           37027       Williamson                      1             Office
  10       Chicago                      IL           60603       Cook                            2             Retail
10.01      Chicago                      IL           60603       Cook                            1             Retail
10.02      Chicago                      IL           60603       Cook                            1             Retail
  11       Wheeling                     IL           60090       Cook                            1             Manufactured Housing
  12       Indianapolis                 IN           46214       Marion                          1             Office
  13       Encino                       CA           91436       Los Angeles                     1             Office
  14       Orlando                      FL           32835       Orange                          1             Multifamily
  15       Various                      TN          Various      Various                         2             Retail
15.01      Nashville                    TN           37204       Davidson                        1             Retail
15.02      Memphis                      TN           38133       Shelby                          1             Retail
  16       Stafford                     TX           77477       Fort Bend                       1             Multifamily
  17       Virginia Beach               VA           23462       Virginia Beach City             1             Mixed Use
  18       Fairfield                    NJ           07004       Essex                           1             Industrial
  19       Breinigsville                PA           18031       Lehigh                          1             Multifamily
  20       Gilbert                      AZ           85233       Maricopa                        1             Retail
  21       Woonsocket                   RI           02895       Providence                      1             Retail
  22       Live Oak                     TX           78233       Bexar                           1             Multifamily
  23       Phoenix                      AZ           85016       Maricopa                        1             Multifamily
  24       Tucson                       AZ           85719       Pima                            1             Multifamily
           Various                      WA          Various      Various                                       Retail
  25       Walla Walla                  WA           99362       Walla Walla                     1             Retail
  26       Ellensburg                   WA           98926       Kittitas                        1             Retail
  27       Pasco                        WA           99301       Franklin                        1             Retail
  28       Union Gap                    WA           98903       Yakima                          1             Retail
  29       Kennewick                    WA           99337       Benton                          1             Retail
  30       Richland                     WA           99353       Benton                          1             Retail
  31       Spokane                      WA           99208       Spokane                         1             Retail
  32       Charlotte                    NC           28273       Mecklenburg                     1             Industrial
  33       Hemet                        CA           92545       Riverside                       1             Retail
  34       Los Angeles                  CA           90025       Los Angeles                     1             Mixed Use
  35       Laurel                       MD           20708       Prince George's                 1             Retail
  36       Murrieta                     CA           92563       Riverside                       1             Retail
  37       Webster                      TX           77598       Harris                          1             Multifamily
  38       Phoenix                      AZ           85021       Maricopa                        1             Multifamily
  39       San Diego                    CA           92037       San Diego                       1             Office
  40       Miami Beach                  FL           33139       Miami Dade                      1             Hospitality
  41       New York                     NY           10018       New York                        1             Office
  42       Webster                      TX           77598       Harris                          1             Multifamily
  43       Various                      CA          Various      Various                         5             Self Storage
43.01      Rio Vista                    CA           94571       Solano                          1             Self Storage
43.02      Stockton                     CA           95212       San Joaquin                     1             Self Storage
43.03      Lockeford                    CA           95237       San Joaquin                     1             Self Storage
43.04      Galt                         CA           95632       Sacramento                      1             Self Storage
43.05      Lodi                         CA           95240       San Joaquin                     1             Self Storage
  44       Various                    Various       Various      Various                         5             Industrial
44.01      Commerce                     CA           90040       Los Angeles                     1             Industrial
44.02      Jersey City                  NJ           07305       Hudson                          1             Industrial
44.03      Bedford Park                 IL           60638       Cook                            1             Industrial
44.04      Houston                      TX           77041       Harris                          1             Industrial
44.05      Atlanta                      GA           30316       Dekalb                          1             Industrial
  45       Carrollton                   GA           30117       Carroll                         1             Multifamily
  46       Woodland Hills               CA           91364       Los Angeles                     1             Retail
  47       Orlando                      FL           32819       Orange                          1             Hospitality
  48       Little Rock                  AR           72201       Pulaski                         1             Hospitality
  49       Orlando                      FL           32819       Orange                          1             Multifamily
  50       Various                      TX          Various      Various                         2             Retail
50.01      Plano                        TX           75093       Collin                          1             Retail
50.02      Houston                      TX           77065       Harris                          1             Retail
  51       Bakersfield                  CA           93311       Kern                            1             Hospitality
  52       Various                    Various       Various      Various                         9             Office
52.01      Richmond                     VA           23227       Henrico                         1             Office
52.02      Grand Rapids                 MI           49506       Kent                            1             Office
52.03      Goldsboro                    NC           27534       Wayne                           1             Office
52.04      Edison                       NJ           08820       Middlesex                       1             Office
52.05      Philadelphia                 PA           19142       Philadelphia                    1             Office
52.06      Lancaster                    PA           17602       Lancaster                       1             Office
52.07      Santee                       SC           29142       Orangeburg                      1             Office
52.08      Pittsburgh                   PA           15224       Allegheny                       1             Office
52.09      Portsmouth                   VA           23704       Portsmouth City                 1             Office
  53       Baton Rouge                  LA           70810       East Baton Rouge Parish         1             Office
  54       Tempe                        AZ           85282       Maricopa                        1             Retail
  55       Las Vegas                    NV           89109       Clark                           1             Multifamily
  56       Coral Springs                FL           33076       Broward                         1             Retail
  57       Long Island City             NY           11101       Queens                          1             Self Storage
  58       Everett                      WA           98204       Snohomish                       1             Manufactured Housing
  59       North Andover                MA           01845       Essex                           1             Office
  60       Various                      PA          Various      Various                         3             Retail
60.01      Shippensburg                 PA           17257       Cumberland                      1             Retail
60.02      Edinboro                     PA           16412       Erie                            1             Retail
60.03      Bradford                     PA           16701       McKean                          1             Retail
  61       Louisville                   KY           40229       Jefferson                       1             Multifamily
  62       Various                    Various       Various      Various                         3             Hospitality
62.01      Russellville                 AR           72801       Pope                            1             Hospitality
62.02      Glenwood Springs             CO           81601       Garfield                        1             Hospitality
62.03      Sterling                     CO           80751       Logan                           1             Hospitality
  63       Dallas                       TX           75252       Collin                          1             Multifamily
  64       Annapolis                    MD           21401       Anne Arundel                    1             Hospitality
           Various                      CA          Various      Various                         2             Retail
  65       Fresno                       CA           93722       Fresno                          1             Retail
  66       Hemet                        CA           92545       Riverside                       1             Retail
  67       San Diego                    CA          Various      San Diego                       3             Various
67.01      San Diego                    CA           92121       San Diego                       1             Mixed Use
67.02      San Diego                    CA           92111       San Diego                       1             Retail
67.03      San Diego                    CA           92111       San Diego                       1             Retail
  68       Los Angeles                  CA           90021       Los Angeles                     1             Industrial
  69       Dallas                       TX           75212       Dallas                          1             Multifamily
  70       Santa Rosa                   CA           95407       Sonoma                          1             Retail
  71       San Antonio                  TX           78216       Bexar                           1             Hospitality
  72       Salt Lake City               UT           84116       Salt Lake                       1             Hospitality
  73       Glencoe                      IL           60022       Cook                            1             Retail
  74       Brea                         CA           92821       Orange                          2             Retail
74.01      Brea                         CA           92821       Orange                          1             Retail
74.02      Brea                         CA           92821       Orange                          1             Retail
  75       Austin                       TX           78744       Travis                          1             Multifamily
  76       Las Vegas                    NV           89147       Clark                           1             Retail
  77       Houston                      TX           77098       Harris                          2             Retail
77.01      Houston                      TX           77098       Harris                          1             Retail
77.02      Houston                      TX           77098       Harris                          1             Retail
  78       Lindsay                      CA           93247       Tulare                          1             Retail
  79       St. Louis                    MO           63125       St. Louis                       1             Hospitality
  80       Clearwater                   FL           33759       Pinellas                        1             Hospitality
  81       Westminster                  CA           92683       Orange                          1             Retail
  82       Encino                       CA           91436       Los Angeles                     1             Office
  83       Springfield                  MO           65803       Greene                          1             Multifamily
  84       Hamden                       CT           06517       New Haven                       1             Retail
  85       Bloomfield                   NJ           07003       Essex                           1             Retail
  86       Mechanicsville               VA           23116       Hanover                         1             Office
  87       Perris                       CA           92570       Riverside                       1             Industrial
  88       Portland                     OR           97214       Multnomah                       1             Office
  89       Hammond                      IN           46323       Lake                            1             Hospitality
  90       Kennesaw                     GA           30144       Cobb                            1             Industrial
  91       Temecula                     CA           92591       Riverside                       1             Retail
  92       Virginia Beach               VA           23462       Princess Anne                   1             Mixed Use
  93       Various                      LA          Various      Various                         2             Self Storage
93.01      Prairieville                 LA           70769       Ascension                       1             Self Storage
93.02      Houma                        LA           70364       Terrabonne                      1             Self Storage
  94       Tucson                       AZ           85704       Pima                            1             Multifamily
  95       Phoenix                      AZ           85042       Maricopa                        1             Retail
  96       New York                     NY        10014/10019    New York                        1             Retail
  97       Birmingham                   AL           35209       Jefferson                       1             Hospitality
  98       Houston                      TX           77057       Harris                          1             Office
  99       Warwick                      RI           02886       Kent                            1             Office
 100       Phoenix                      AZ           85035       Maricopa                        1             Multifamily
 101       Tamarac                      FL           33321       Broward                         1             Office
 102       College Station              TX           77840       Brazos                          1             Hospitality
 103       Ladson                       SC           29456       Charleston                      1             Industrial
 104       Las Vegas                    NV           89101       Clark                           1             Retail
 105       Fort Wayne                   IN           46825       Allen                           1             Office
 106       Sun City Center              FL           33573       Hillsborough                    1             Retail
 107       Yuma                         AZ           85365       Yuma                            1             Hospitality
 108       Sunrise                      FL           33322       Broward                         1             Retail
 109       Woodstock                    GA           30189       Cherokee                        1             Self Storage
 110       Alhambra                     CA           91801       Los Angeles                     1             Retail
 111       San Diego                    CA           92101       San Diego                       1             Mixed Use
 112       New Castle Hundred           DE           19720       New Castle                      1             Multifamily
 113       Fort Myers                   FL           33907       Lee                             1             Retail
 114       Memphis                      TN           38134       Shelby                          1             Office
 115       San Antonio                  TX           78238       Bexar                           1             Industrial
 116       Phoenix                      AZ           85042       Maricopa                        1             Retail
 117       Memphis                      TN           38118       Shelby                          1             Hospitality
 118       Smyrna                       DE           19977       Kent                            1             Retail
 119       Vista                        CA           92083       San Diego                       1             Retail
 120       Smyrna                       TN           37167       Rutherford                      1             Hospitality
 121       Las Vegas                    NV           89121       Clark                           1             Office
 122       Goshen                       IN           46526       Elkhart                         1             Hospitality
 123       Columbus                     OH           43230       Franklin                        1             Retail
 124       Santa Fe                     NM           87505       Santa Fe                        1             Office
 125       Jamaica                      NY           11433       Queens                          1             Self Storage
 126       Las Vegas                    NV           89121       Clark                           1             Retail
 127       Fredericksburg               TX           78624       Gillespie                       1             Hospitality
 128       Hopewell                     VA           23860       Hopewell City                   1             Hospitality
 129       Glendale                     AZ           85308       Maricopa                        1             Retail
 130       San Diego                    CA           92123       San Diego                       1             Retail
 131       Colorado Springs             CO           80918       El Paso                         1             Retail
           San Antonio                  TX          Various      Bexar                           2             Retail
 132       San Antonio                  TX           78240       Bexar                           1             Retail
 133       San Antonio                  TX           78250       Bexar                           1             Retail
 134       Naples                       FL           34108       Collier                         1             Retail
 135       Texarkana                    TX           75503       Bowie                           1             Hospitality
 136       Phoenix                      AZ           85027       Maricopa                        1             Office
 138       Murrietta                    CA           92562       Riverside                       1             Mixed Use
 140       San Diego                    CA           92121       San Diego                       1             Retail
 139       Santa Monica                 CA           90405       Los Angeles                     1             Retail
 137       Van Nuys                     CA           91405       Los Angeles                     1             Self Storage
 141       Various                      NY          Various      Onondaga                        2             Self Storage
141.01     Syracuse                     NY           13210       Onondaga                        1             Self Storage
141.02     Cicero                       NY           13039       Onondaga                        1             Self Storage
 142       Los Angeles                  CA           90021       Los Angeles                     1             Industrial
 143       West Dundee                  IL           60118       Kane                            1             Retail
 144       Bellbrook                    OH           45305       Greene                          1             Multifamily
 145       Santa Clarita                CA           91350       Los Angeles                     1             Self Storage
 146       Camarillo                    CA           93012       Ventura                         1             Office
 147       Plano                        TX           75093       Collin                          1             Retail
 148       Emporia                      KS           66801       Lyon                            1             Retail
 149       Chicago                      IL           60632       Cook                            1             Retail
 150       Lincoln City                 OR           97367       Lincoln                         1             Multifamily
 151       Whittier                     CA           90602       Los Angeles                     1             Retail
 152       Alhambra                     CA           91801       Los Angeles                     1             Office
 153       Central                      SC           29630       Pickens                         1             Retail
 154       Morton                       IL           61550       Tazewell                        1             Industrial
 155       Staten Island                NY           10314       Richmond                        1             Retail
 156       O'Fallon                     MO           63366       St Charles                      1             Self Storage
 157       Rancho Santa Margarita       CA           92688       Orange                          1             Retail
 158       Everett                      WA           98203       Snohomish                       1             Retail
 159       Santa Ana                    CA           92707       Orange                          1             Office
 160       Fort Worth                   TX           76107       Tarrant                         1             Retail
 161       Tucson                       AZ           85706       Pima                            1             Retail
 162       Hickory                      NC           28602       Catawba                         1             Retail
 163       Flowery Branch               GA           30542       Hall                            1             Multifamily
 164       Cranberry Township           PA           16066       Butler                          1             Hospitality
 165       Dallas                       TX           75228       Dallas                          1             Multifamily
 166       Lockport                     NY           14094       Niagara                         1             Multifamily
 167       Laguna Beach                 CA           92652       Orange County                   1             Mixed Use
 168       Santa Barbara                CA           93101       Santa Barbara                   1             Office
 169       Lawrenceville                GA           30045       Gwinnett                        1             Office
 170       East Point                   GA           30344       Fulton                          1             Retail
 171       Summerville                  SC           29485       Dorchester                      1             Retail
 172       Alhambra                     CA           91801       Los Angeles                     1             Office
 173       Thousand Oaks                CA           91362       Ventura                         1             Retail
 174       Atlanta                      GA           30315       Fulton                          1             Multifamily
 175       Fort Meyers                  FL           33908       Lee                             1             Retail
 176       Corpus Christi               TX           78410       Nueces                          1             Mixed Use
 177       Tucson                       AZ           85706       Pima                            1             Office
 178       Houston                      TX           77055       Harris                          1             Industrial
 179       Pearland                     TX           77581       Brazoria                        1             Retail
 180       Pittsburgh                   PA           15227       Allegheny                       1             Multifamily
 181       Santa Monica                 CA           90404       Los Angeles                     1             Office
 182       Las Vegas                    NV           89120       Clark                           1             Retail
 183       Friendswood                  TX           77546       Galveston                       1             Retail
 184       Stanwood                     WA           98292       Snohomish                       1             Retail
 185       Wesley Chapel                FL           33543       Pasco                           1             Retail
 186       Las Vegas                    NV           89139       Clark                           1             Self Storage
 187       Beaumont                     TX           77701       Jefferson                       1             Multifamily
 188       Jacksonville                 FL           32225       Duval                           1             Retail
 189       Houston                      TX           77079       Harris                          1             Retail
 190       Albuquerque                  NM           87111       Bernalillo                      1             Retail
 191       San Jacinto                  CA           92583       Riverside                       1             Retail
 192       Battle Creek                 MI           49015       Calhoun                         1             Multifamily
 193       Tallahassee                  FL           32304       Leon                            1             Multifamily
 194       Houston                      TX           77008       Harris                          1             Retail
 195       Durham                       NC           27709       Durham County                   1             Industrial
 196       Denver                       CO           80247       Arapahoe                        1             Self Storage
 197       Montgomery                   AL           36106       Montgomery                      1             Retail
 198       Santa Cruz                   CA           95062       Santa Cruz                      1             Manufactured Housing
 199       Vernon Hills                 IL           60061       Lake                            1             Office
 200       Topeka                       KS           66604       Shawnee                         1             Retail
 201       San Diego                    CA           92104       San Diego                       1             Self Storage
 202       Corpus Christi               TX           78410       Nueces                          1             Self Storage
 203       Brooklyn                     NY           11215       Kings                           2             Multifamily
203.01     Brooklyn                     NY           11215       Kings                           1             Multifamily
203.02     Brooklyn                     NY           11215       Kings                           1             Multifamily
 204       Oakland                      CA           94605       Alameda                         1             Mixed Use
 205       McKinney                     TX           75071       Collin                          1             Office
 206       Dayton                       OH           45420       Montgomery                      1             Retail
 207       Las Vegas                    NV           89102       Clark                           1             Office
 208       Inglewood                    CA           90301       Los Angeles                     1             Office
 209       Shingle Springs              CA           95682       El Dorado                       1             Manufactured Housing
 210       Conway                       AR           72032       Faulkner                        1             Multifamily
 211       Cerritos                     CA           90703       Los Angeles                     1             Land

                  PROPERTY              3RD MOST RECENT          3RD MOST RECENT          2ND MOST RECENT          2ND MOST RECENT
LOAN #            SUBTYPE                   NOI ($)                  NOI DATE                 NOI ($)                  NOI DATE
------------------------------------------------------------------------------------------------------------------------------------

  1        Full Service                      22,030,755                  12/31/2004            23,171,596               12/31/2005
 1.01      Full Service                       5,168,000                  12/31/2004             5,722,000               12/31/2005
 1.03      Full Service                       2,675,000                  12/31/2004             3,843,000               12/31/2005
 1.02      Full Service                       3,953,000                  12/31/2004             4,384,000               12/31/2005
 1.04      Full Service                       4,090,000                  12/31/2004             3,840,000               12/31/2005
 1.05      Full Service                       3,488,755                  12/31/2004             2,953,596               12/31/2005
 1.06      Full Service                       2,656,000                  12/31/2004             2,429,000               12/31/2005
  2        Anchored                                                                            19,129,455               12/31/2005
  3        Various                            9,021,564                  12/31/2004            11,362,928               12/31/2005
 3.01      Anchored
 3.02      Anchored
 3.03      Warehouse/Distribution
 3.04      Anchored
 3.05      Anchored
 3.06      Unanchored
 3.07      Unanchored
 3.08      Unanchored
 3.09      Anchored
 3.10      Unanchored
 3.11      Single Tenant
 3.12      Unanchored
 3.13      Warehouse/Distribution
 3.14      Unanchored
 3.15      Suburban
 3.16      Suburban
 3.17      Warehouse/Distribution
 3.18      Warehouse/Distribution
 3.19      Warehouse/Distribution
 3.20      Unanchored
 3.21      Unanchored
 3.22      Unanchored
 3.23      Unanchored
 3.24      Unanchored
 3.25      Unanchored
 3.26      Unanchored
 3.27      Warehouse/Distribution
 3.28      Warehouse/Distribution
 3.29      Warehouse/Distribution
 3.30      Suburban
 3.31      Single Tenant
 3.32      Warehouse/Distribution
 3.33      Anchored
 3.34      Suburban
 3.35      Warehouse/Distribution
 3.36      Warehouse/Distribution
 3.37      Suburban
 3.38      Flex
 3.39      Flex
 3.40      Warehouse/Distribution
 3.41      Suburban
 3.42      Warehouse/Distribution
 3.43      Warehouse/Distribution
 3.44      Warehouse/Distribution
 3.45      Warehouse/Distribution
  4        Full Service
  5        CBD                                                                                  4,864,354               12/31/2004
  6        Anchored                           3,931,143                  12/31/2004             3,886,710               12/31/2005
  7        Warehouse/Distribution
  8        Anchored                           2,423,085                  12/31/2004             2,759,044               12/31/2005
  9        Suburban
  10       Unanchored
10.01      Unanchored
10.02      Unanchored
  11       Manufactured Housing               2,087,055                  12/31/2003             2,151,374               12/31/2004
  12       Single Tenant Office               2,565,866                  12/31/2004             2,551,157               12/31/2005
  13       Suburban                           2,211,796                  12/31/2004             2,256,098               12/31/2005
  14       Garden                             1,935,432                  12/31/2003             1,826,907               12/31/2004
  15       Single Tenant
15.01      Single Tenant
15.02      Single Tenant
  16       Garden                                                                               1,539,613               12/31/2005
  17       Retail/Office                                                                          591,277               12/31/2005
  18       Industrial
  19       Garden                             2,045,065                  12/31/2004             2,636,126               12/31/2005
  20       Anchored
  21       Anchored                           1,797,633                  12/31/2003             1,856,187               12/31/2004
  22       Garden
  23       Garden                             1,458,464                  12/31/2004             1,686,570               12/31/2005
  24       Student Housing
           Various                              842,278                     Various               798,357                  Various
  25       Anchored                             594,670                  12/31/2003               589,182               12/31/2004
  26       Unanchored                           247,608                  12/31/2003               209,175               12/31/2004
  27       Shadow Anchored
  28       Anchored
  29       Anchored
  30       Unanchored
  31       Single Tenant
  32       Office/Warehouse                   2,034,256                  12/31/2004             1,997,408               12/31/2005
  33       Anchored                           1,687,370                  12/31/2003             1,477,342               12/31/2004
  34       Retail/Self Storage                1,539,470                  12/31/2004             1,705,389               12/31/2005
  35       Anchored                           1,127,971                  12/31/2004             1,520,351               12/31/2005
  36       Anchored
  37       Garden                             1,602,037                  12/31/2004             1,640,854               12/31/2005
  38       Garden                               653,166                  12/31/2004               721,714               12/31/2005
  39       Medical                            1,103,186                  12/31/2004             1,208,810               12/31/2005
  40       Limited Service                    1,596,712                  12/31/2004             2,149,235               12/31/2005
  41       Office/Retail                      1,286,519                  12/31/2003             1,032,041               12/31/2004
  42       Garden                             1,406,784                  12/31/2004             1,445,406               12/31/2005
  43       Self Storage                       1,222,132                  12/31/2004             1,334,160               12/31/2005
43.01      Self Storage                         331,635                  12/31/2004               355,743               12/31/2005
43.02      Self Storage                         320,016                  12/31/2004               352,367               12/31/2005
43.03      Self Storage                         247,852                  12/31/2004               263,751               12/31/2005
43.04      Self Storage                         207,949                  12/31/2004               211,241               12/31/2005
43.05      Self Storage                         114,680                  12/31/2004               151,058               12/31/2005
  44       Warehouse
44.01      Warehouse
44.02      Warehouse
44.03      Warehouse
44.04      Warehouse
44.05      Warehouse
  45       Student Housing
  46       Unanchored                         1,175,668                  12/31/2004             1,263,114               12/31/2005
  47       Full Service                         821,731                  12/31/2004             1,559,594               12/31/2005
  48       Full Service                                                                         1,723,272               12/31/2005
  49       Garden
  50       Single Tenant
50.01      Single Tenant
50.02      Single Tenant
  51       Limited Service                                                                      1,318,717               12/31/2005
  52       Medical Office                     1,268,181                  12/31/2003             1,361,544               12/31/2004
52.01      Medical Office                       277,524                  12/31/2003               264,972               12/31/2004
52.02      Medical Office                       243,614                  12/31/2003               229,942               12/31/2004
52.03      Medical Office                       122,159                  12/31/2003               146,061               12/31/2004
52.04      Medical Office                       153,199                  12/31/2003               155,218               12/31/2004
52.05      Medical Office                       123,316                  12/31/2003               124,560               12/31/2004
52.06      Medical Office                        58,295                  12/31/2003               124,191               12/31/2004
52.07      Medical Office                       100,975                  12/31/2003               116,683               12/31/2004
52.08      Medical Office                       100,043                  12/31/2003               105,415               12/31/2004
52.09      Medical Office                        89,056                  12/31/2003                94,502               12/31/2004
  53       Single Tenant
  54       Anchored                           1,208,842                  12/31/2004               986,461               12/31/2005
  55       Garden                               966,373                  12/31/2003             1,010,455               12/31/2004
  56       Anchored
  57       Self Storage                                                                         1,334,322               12/31/2005
  58       Manufactured Housing                 912,592                  12/31/2004               929,230               12/31/2005
  59       Suburban                             919,431                  12/31/2003               760,115               12/31/2004
  60       Shadow Anchored
60.01      Shadow Anchored
60.02      Shadow Anchored
60.03      Shadow Anchored
  61       Garden                               639,429                  12/31/2003               705,252               12/31/2004
  62       Full Service                         938,705                  12/31/2004             1,646,057               12/31/2005
62.01      Full Service                         212,096                  12/31/2004               740,729               12/31/2005
62.02      Full Service                         400,607                  12/31/2004               429,498               12/31/2005
62.03      Full Service                         326,002                  12/31/2004               475,830               12/31/2005
  63       Garden                               948,713                  12/31/2004               883,302               12/31/2005
  64       Limited Service
           Unanchored
  65       Unanchored
  66       Unanchored
  67       Various                                                                              1,446,471               12/31/2004
67.01      Industrial/Office                                                                      435,465               12/31/2004
67.02      Unanchored                                                                             616,006               12/31/2004
67.03      Single Tenant                                                                          395,000               12/31/2004
  68       Flex                                 959,813                  12/31/2004               958,643               12/31/2005
  69       Garden                               936,239                  12/31/2004               939,787               12/31/2005
  70       Unanchored
  71       Limited Service                      821,225                  12/31/2004             1,010,172               12/31/2005
  72       Extended Stay                        632,330                  12/31/2004               891,945               12/31/2005
  73       Single Tenant
  74       Unanchored                           315,551                  12/31/2004               557,449               12/31/2005
74.01      Unanchored                           315,551                  12/31/2004               365,266               12/31/2005
74.02      Unanchored                                                                             192,183               12/31/2005
  75       Garden                                                                                 811,052               12/31/2005
  76       Unanchored                                                                             770,823               12/31/2004
  77       Single Tenant
77.01      Single Tenant
77.02      Single Tenant
  78       Anchored                                                                               522,164               12/31/2005
  79       Full Service                       1,211,882                  12/31/2004             1,225,280               12/31/2005
  80       Limited Service                      916,834                  12/31/2004               905,272               12/31/2005
  81       Unanchored                           666,712                  12/31/2004               740,537               12/31/2005
  82       CBD                                  974,460                  12/31/2004               996,089               12/31/2005
  83       Garden
  84       Single Tenant
  85       Anchored                                                                               748,240               12/31/2004
  86       Medical
  87       Flex
  88       CBD                                  616,731                  12/31/2004               621,314               12/31/2005
  89       Limited Service                      883,677                  12/31/2004               992,832               12/31/2005
  90       Flex
  91       Unanchored
  92       Retail/Office                        195,540                  12/31/2004               492,015               12/31/2005
  93       Self Storage                                                                           477,829               12/31/2005
93.01      Self Storage                                                                           354,645               12/31/2005
93.02      Self Storage                                                                           123,183               12/31/2005
  94       Garden                                                                                 560,714               12/31/2004
  95       Anchored                             834,223                  12/31/2003               816,199               12/31/2004
  96       Shadow Anchored                      617,187                  12/31/2004               651,564               12/31/2005
  97       Limited Service
  98       Suburban                             976,271                  12/31/2004               613,139               12/31/2005
  99       Suburban
 100       Garden                               409,453                   6/30/2004               523,482                6/30/2005
 101       Suburban
 102       Limited Service                                                                        735,555               12/31/2005
 103       Single Tenant
 104       Anchored                             777,023                  12/31/2004               846,058               12/31/2005
 105       Medical                                                                                649,769               12/31/2005
 106       Anchored                             624,674                  12/31/2004               644,793               12/31/2005
 107       Limited Service
 108       Anchored                                                                               508,599               12/31/2004
 109       Self Storage                         279,380                  12/31/2004               369,901               12/31/2005
 110       Anchored                             630,140                  12/31/2004               651,796               12/31/2005
 111       Office/Retail                                                                         -207,763               12/31/2005
 112       Garden
 113       Anchored
 114       Flex                                                                                   457,980               12/31/2004
 115       Flex                                 479,732                  12/31/2004               414,242               12/31/2005
 116       Anchored                             594,806                  12/31/2003               609,544               12/31/2004
 117       Limited Service                      474,329                  12/31/2004               689,882               12/31/2005
 118       Anchored                             583,434                  12/31/2004               582,652               12/31/2005
 119       Shadow Anchored                      427,015          131/2004 (T-8 Ann.)              554,382               12/31/2005
 120       Limited Service
 121       Suburban                             583,662                  12/31/2004               667,258               12/31/2005
 122       Limited Service                      500,227                  12/31/2004               608,562               12/31/2005
 123       Shadow Anchored
 124       Suburban                             562,802                  12/31/2004               558,391               12/31/2005
 125       Self Storage                         213,693                  12/31/2004               372,428               12/31/2005
 126       Unanchored                           332,085                  12/31/2004               404,492               12/31/2005
 127       Limited Service                                                                        540,600               12/31/2005
 128       Limited Service                      686,094                  12/31/2004             1,072,536               12/31/2005
 129       Anchored                             466,494                  12/31/2003               466,737               12/31/2004
 130       Unanchored
 131       Anchored                             361,636                  12/31/2004               335,963               12/31/2005
           Shadow Anchored
 132       Shadow Anchored
 133       Shadow Anchored
 134       Unanchored                           424,353                  12/31/2003               403,212               12/31/2004
 135       Limited Service                                                                        819,650               12/31/2005
 136       Suburban                             608,184                  12/31/2004               549,482               12/31/2005
 138       Office/Retail
 140       Unanchored                           481,685                  12/31/2004               479,587               12/31/2005
 139       Unanchored
 137       Self Storage                                                                           147,260               12/31/2005
 141       Self Storage                         458,814                  12/31/2004               501,946               12/31/2005
141.01     Self Storage                         294,921                  12/31/2004               322,840               12/31/2005
141.02     Self Storage                         163,893                  12/31/2004               179,106               12/31/2005
 142       Office/Warehouse                                                                       377,155               12/31/2005
 143       Single Tenant
 144       Garden                               306,454                  12/31/2004               308,058               12/31/2005
 145       Self Storage
 146       Industrial/Office
 147       Unanchored                           362,490                  12/31/2004               443,801               12/31/2005
 148       Anchored                             239,192                  12/31/2004               199,981               12/31/2005
 149       Unanchored                           401,837                  12/31/2004               430,349               12/31/2005
 150       Garden                               355,640                  12/31/2004               389,176               12/31/2005
 151       Single Tenant                        398,509                  12/31/2004               360,777               12/31/2005
 152       Urban                                                                                  286,702               12/31/2004
 153       Shadow Anchored
 154       Warehouse/Distribution
 155       Unanchored                           508,086                  12/31/2003               522,196               12/31/2004
 156       Self Storage                                                                           291,817               12/31/2004
 157       Anchored                                                                               313,064               12/31/2004
 158       Unanchored
 159       Suburban                             374,821                  12/25/2004               418,801               12/25/2005
 160       Unanchored                           272,132                  12/31/2004               374,631               12/31/2005
 161       Anchored                             413,963                  12/31/2004               250,698               12/31/2005
 162       Unanchored
 163       Garden                                                                                 182,677               12/31/2005
 164       Limited Service                      104,852                  12/31/2004               425,120               12/31/2005
 165       Garden                               351,538                  12/31/2004               348,881               12/31/2005
 166       Garden                               412,603                  12/31/2004               415,239               12/31/2005
 167       Retail/Office                        660,660                  12/31/2004               669,044               12/31/2205
 168       Suburban                             537,632                  12/31/2004               606,307               12/31/2005
 169       Medical
 170       Anchored                                                                               400,697               12/31/2005
 171       Shadow Anchored
 172       Urban                                                                                  270,956               12/31/2004
 173       Unanchored                           156,474                  12/31/2004               209,736               12/31/2005
 174       Garden                                                                                 241,308               12/31/2005
 175       Unanchored                            97,437                  12/31/2003               166,133               12/31/2004
 176       Retail/Self Storage                                                                    116,473               12/31/2005
 177       Suburban
 178       Office/Warehouse                     230,072                  12/31/2004               212,035               12/31/2005
 179       Shadow Anchored                                                                        244,247               12/31/2004
 180       Garden                                                                                 308,002               12/31/2004
 181       Urban
 182       Unanchored
 183       Shadow Anchored                                                                        119,510               12/31/2004
 184       Unanchored                           275,002                  12/31/2003               263,477               12/31/2004
 185       Unanchored
 186       Self Storage
 187       Section 8                                                                              176,372               12/31/2005
 188       Unanchored                                                                             178,251               12/31/2004
 189       Unanchored
 190       Unanchored                                                                             137,977               12/31/2005
 191       Unanchored                           151,480                  12/31/2004               152,575               12/31/2005
 192       Low Income Housing                   192,329                  12/31/2004               202,569               12/31/2005
 193       Student Housing                                                                        197,945               12/31/2004
 194       Unanchored
 195       Warehouse
 196       Self Storage                         137,413                  12/31/2004               156,572               12/31/2005
 197       Unanchored
 198       Mobile Home Park                     156,661                  12/31/2004               175,725               12/31/2005
 199       Office/Industrial
 200       Unanchored
 201       Self Storage                         128,073                  12/31/2004               144,548               12/31/2005
 202       Self Storage                                                                           177,509               12/31/2004
 203       Mid rise                              86,677                  12/31/2004               117,625               12/31/2005
203.01     Mid/High Rise                         52,423                  12/31/2004                71,141               12/31/2005
203.02     Garden                                34,254                  12/31/2004                46,484               12/31/2005
 204       Office/Retail                         76,498                  12/31/2004               137,675               12/31/2005
 205       Suburban
 206       Single Tenant
 207       Office/Warehouse                      88,231                  12/31/2004               112,012               12/31/2005
 208       Urban
 209       Mobile Home Park                      98,214                  12/31/2004               115,449               12/31/2005
 210       Section 8                                                                              114,081               12/31/2005
 211       Industrial

           MOST RECENT         MOST RECENT
LOAN #       NOI ($)             NOI DATE              UW REVENUES ($)        UW EXPENSES ($)        UW NOI ($)       UW NCF ($)(2)
------------------------------------------------------------------------------------------------------------------------------------

  1         25,052,653           6/30/2006 (TTM)            80,533,163            53,444,982         27,088,181          23,866,854
 1.01        6,018,549           6/30/2006 (TTM)            16,358,109             9,889,180          6,468,928           5,814,604
 1.03        4,644,769           6/30/2006 (TTM)            14,485,223             9,368,038          5,117,185           4,537,776
 1.02        4,597,810           6/30/2006 (TTM)            13,682,508             8,612,810          5,069,699           4,522,398
 1.04        4,139,665           6/30/2006 (TTM)            12,975,495             8,605,106          4,370,389           3,851,369
 1.05        3,123,720           6/30/2006 (TTM)            14,644,519            10,303,413          4,341,106           3,755,326
 1.06        2,528,140           6/30/2006 (TTM)             8,387,309             6,666,435          1,720,874           1,385,381
  2         20,976,670           5/31/2006 (TTM)            30,578,389            10,512,860         20,065,529          19,414,205
  3         11,781,979           4/30/2006 (TTM)            17,403,812             3,645,227         13,758,585          12,806,255
 3.01                                                        1,995,754               424,694          1,571,060           1,514,045
 3.02                                                        1,529,409               264,293          1,265,115           1,209,603
 3.03                                                        1,970,221               369,536          1,600,685           1,464,995
 3.04                                                        1,133,291               290,958            842,332             804,726
 3.05                                                          490,486               118,043            372,444             364,694
 3.06                                                        1,029,814               217,569            812,245             756,775
 3.07                                                          924,306               178,209            746,097             703,542
 3.08                                                          535,308               102,181            433,127             394,402
 3.09                                                          618,824                99,803            519,021             482,068
 3.10                                                          577,359                89,477            487,882             463,223
 3.11                                                          366,700                11,001            355,699             355,699
 3.12                                                          397,836                78,133            319,703             302,025
 3.13                                                          512,613                98,966            413,647             390,222
 3.14                                                          404,734                61,997            342,737             325,153
 3.15                                                          613,432               210,463            402,969             341,919
 3.16                                                          552,409               156,447            395,962             341,367
 3.17                                                          235,607                56,093            179,514             167,060
 3.18                                                          371,564                72,629            298,935             281,455
 3.19                                                          310,785                73,226            237,559             218,208
 3.20                                                          259,059                52,023            207,036             195,769
 3.21                                                          277,637                68,889            208,748             194,731
 3.22                                                           36,000                53,685            -17,685             -27,741
 3.23                                                          299,524                77,541            221,982             209,844
 3.24                                                          285,278                66,470            218,808             203,266
 3.25                                                          178,108                48,865            129,243             120,480
 3.26                                                          109,921                22,277             87,644              80,647
 3.27                                                          127,536                23,040            104,496              84,974
 3.28                                                          118,480                20,380             98,100              77,816
 3.29                                                          108,294                12,172             96,122              78,387
 3.30                                                          102,300                46,900             55,400              43,720
 3.31                                                           90,104                 9,508             80,596              76,761
 3.32                                                           96,917                19,710             77,207              62,784
 3.33                                                           78,010                15,012             62,998              59,545
 3.34                                                           87,524                24,531             62,993              52,745
 3.35                                                           88,342                15,150             73,192              66,321
 3.36                                                           71,495                 7,740             63,755              56,908
 3.37                                                           88,344                16,336             72,008              56,396
 3.38                                                           66,741                16,010             50,731              39,824
 3.39                                                           45,241                 6,320             38,921              34,683
 3.40                                                           50,031                10,340             39,691              35,432
 3.41                                                           61,710                21,828             39,882              32,929
 3.42                                                           37,096                 7,190             29,906              25,548
 3.43                                                           33,544                 4,330             29,214              25,540
 3.44                                                           26,591                 3,030             23,561              21,389
 3.45                                                            9,536                 2,230              7,306               6,376
  4                                                         29,784,266            20,520,207          9,264,059           9,264,059
  5          5,241,646               12/31/2005              8,181,872             2,757,007          5,424,865           4,987,017
  6          3,775,744           6/30/2006 (TTM)             6,647,147             1,970,807          4,676,340           4,360,562
  7                                                          4,662,140             1,246,893          3,415,247           3,301,652
  8          2,973,981           5/31/2006 (TTM)             5,729,320             2,544,887          3,184,433           2,884,903
  9                                                          4,631,722             1,701,975          2,929,747           2,574,736
  10                                                         2,762,395               411,383          2,351,012           2,313,738
10.01                                                        1,702,262               296,480          1,405,782           1,388,182
10.02                                                        1,060,133               114,903            945,230             925,556
  11         2,214,573               12/31/2005              3,406,572               901,520          2,505,052           2,484,702
  12         2,386,217     Annualized 4/30/2006              2,533,714                71,662          2,462,052           2,379,052
  13         2,428,874           6/30/2006 (TTM)             3,730,769             1,117,423          2,613,346           2,435,329
  14         2,143,199               12/31/2005              3,805,840             1,403,117          2,402,723           2,316,131
  15                                                         2,721,745                81,652          2,640,093           2,562,629
15.01                                                        1,478,791                44,364          1,434,427           1,396,595
15.02                                                        1,242,954                37,289          1,205,666           1,166,035
  16         2,025,202       Trailing 5/31/2006              4,110,831             1,690,338          2,420,493           2,315,493
  17           934,938           4/30/2006 (TTM)             3,658,592             1,128,291          2,530,301           2,331,723
  18                                                         3,633,275             1,182,144          2,451,131           2,329,258
  19         2,649,367           5/31/2006 (TTM)             4,151,426             1,611,619          2,539,807           2,458,307
  20         2,061,867               12/31/2005              3,533,166             1,108,180          2,424,986           2,263,460
  21         1,921,365               12/31/2005              3,153,568             1,057,601          2,095,967           1,960,084
  22                                                         3,344,745             1,346,520          1,998,225           1,960,100
  23         1,745,967           5/31/2006 (TTM)             2,861,804             1,049,472          1,812,332           1,734,332
  24                                                         3,068,065               865,425          2,202,640           2,160,040
               835,617                  Various              2,371,776               523,455          1,848,321           1,739,069
  25           591,547               12/31/2005                859,381               207,896            651,485             603,408
  26           244,070               12/31/2005                352,344                80,191            272,153             258,258
  27                                                           308,156                69,221            238,935             226,398
  28                                                           276,022                46,297            229,725             218,756
  29                                                           244,440                47,494            196,947             188,609
  30                                                           223,258                49,688            173,569             162,440
  31                                                           108,175                22,668             85,507              81,200
  32         2,032,303           4/30/2006 (TTM)             2,422,339               564,850          1,857,489           1,797,923
  33         1,806,396               12/31/2005              2,716,421               926,742          1,789,679           1,627,062
  34         1,635,938           3/31/2006 (TTM)             1,978,900               361,636          1,617,264           1,567,542
  35         1,616,711           4/30/2006 (TTM)             2,407,265               513,358          1,893,907           1,775,397
  36                                                         2,791,585               634,277          2,157,308           2,009,445
  37         1,620,906           T-12 4/30/2006              2,406,963               819,967          1,586,995           1,586,995
  38         1,163,819           5/31/2006 (TTM)             3,281,557             1,778,005          1,503,552           1,382,052
  39         1,255,570           5/31/2006 (TTM)             1,809,959               523,883          1,286,076           1,209,117
  40         2,217,471           3/31/2006 (TTM)             4,211,090             2,105,728          2,105,362           2,105,362
  41         1,175,846               12/31/2005              2,567,196               928,630          1,638,566           1,602,818
  42         1,377,948           T-12 4/30/2006              2,208,536               719,318          1,489,218           1,425,218
  43         1,288,831           5/31/2006 (TTM)             2,259,913               949,267          1,310,646           1,258,995
43.01          355,685           5/31/2006 (TTM)               606,352               213,100            393,252             384,272
43.02          353,710           5/31/2006 (TTM)               564,208               234,483            329,725             319,955
43.03          249,206           5/31/2006 (TTM)               440,909               190,735            250,174             243,391
43.04          186,424           5/31/2006 (TTM)               387,470               181,452            206,018             186,790
43.05          143,806           5/31/2006 (TTM)               260,974               129,497            131,477             124,587
  44                                                         2,530,629               835,674          1,694,955           1,640,552
44.01                                                          588,311               211,963            376,347             363,700
44.02                                                          617,726               255,453            362,273             348,993
44.03                                                          411,547               125,983            285,564             276,716
44.04                                                          297,685               145,821            151,864             145,464
44.05                                                          615,361                96,454            518,907             505,678
  45                                                         2,167,760               879,433          1,288,327           1,245,127
  46         1,287,718     5/31/2006 (T-11 Ann.)             1,790,914               512,441          1,278,473           1,217,269
  47         1,552,753                3/31/2006              4,564,599             3,173,770          1,390,829           1,390,829
  48         1,848,630           4/30/2006 (TTM)             4,203,559             2,439,362          1,764,197           1,764,197
  49           929,567      4/30/2006 (T-9 Ann.)             1,939,539               714,776          1,224,763           1,174,663
  50                                                         1,337,094                40,113          1,296,981           1,265,897
50.01                                                          784,449                23,533            760,916             751,173
50.02                                                          552,645                16,579            536,065             514,724
  51         1,315,619           3/31/2006 (TTM)             3,916,556             2,393,460          1,366,434           1,366,434
  52         1,399,036               12/31/2005              1,575,172               266,057          1,309,114           1,214,123
52.01          248,147               12/31/2005                263,481                23,753            239,728             219,073
52.02          236,127               12/31/2005                267,796                40,010            227,786             210,759
52.03          152,380               12/31/2005                173,856                28,592            145,264             135,825
52.04          165,753               12/31/2005                188,553                35,227            153,326             143,607
52.05          134,497               12/31/2005                152,975                29,978            122,997             115,669
52.06          135,312               12/31/2005                142,985                24,664            118,320             110,268
52.07          116,609               12/31/2005                139,804                26,933            112,872             105,221
52.08          109,896               12/31/2005                117,935                21,475             96,459              90,463
52.09          100,315               12/31/2005                127,787                35,425             92,362              83,238
  53                                                         2,206,549               954,683          1,251,866           1,142,335
  54         1,014,973           6/30/2006 (TTM)             1,524,067               379,885          1,144,182           1,076,335
  55           970,978           6/30/2006 (TTM)             1,831,487               659,717          1,171,770           1,124,020
  56                                                         1,695,040               550,308          1,144,732           1,083,141
  57         1,408,351           6/30/2006 (TTM)             1,861,618               764,258          1,097,360           1,074,089
  58           944,237           7/31/2006 (TTM)             1,187,912               306,494            881,418             873,168
  59           663,121               12/31/2005              1,487,043               363,945          1,123,098           1,020,998
  60           681,054               12/31/2004              1,325,445               255,959          1,069,486             979,817
60.01                                                          434,865                69,324            365,541             336,474
60.02          345,036               12/31/2004                444,559                75,133            369,426             338,155
60.03          336,018               12/31/2004                446,021               111,502            334,519             305,188
  61           872,299               12/31/2005              2,064,506             1,030,471          1,034,035             970,035
  62         1,559,071           T-12 4/30/2006              4,626,603             6,163,790          1,333,473           1,333,473
62.01          648,563           T-12 4/30/2006              1,801,238             2,364,678            582,976             582,976
62.02          449,604           T-12 4/30/2006              1,552,719             2,015,055            376,683             376,683
62.03          460,904           T-12 4/30/2006              1,272,647             1,784,056            373,814             373,814
  63           816,252           5/31/2006 (TTM)             1,835,787               878,704            957,083             914,607
  64                                                         3,557,696             2,435,554          1,122,142           1,122,142
                                                             1,195,209               239,680            955,529             923,972
  65                                                           635,351               131,628            503,723             486,408
  66                                                           559,858               108,052            451,806             437,564
  67         1,538,782               12/31/2005              1,785,192               448,280          1,336,911           1,230,990
67.01          498,781               12/31/2005                711,548               297,394            414,154             360,671
67.02          628,236               12/31/2005                649,092               105,004            544,088             499,352
67.03          411,765               12/31/2005                424,552                45,883            378,669             370,968
  68         1,046,977           5/31/2006 (TTM)             1,416,176               384,944          1,031,232             934,483
  69           978,922           3/31/2006 (TTM)             2,231,741             1,296,665            935,076             858,901
  70                                                         1,207,548               273,971            933,577             876,222
  71         1,052,335           4/30/2006 (TTM)             2,962,440             1,679,869          1,282,571           1,164,073
  72         1,061,376           4/30/2006 (TTM)             2,689,198             1,624,315          1,064,882             930,422
  73                                                           947,768                28,433            919,335             903,312
  74           538,214           5/31/2006 (TTM)             1,216,097               335,370            880,727             833,645
74.01          341,872           5/31/2006 (TTM)               675,269               204,615            470,654             444,050
74.02          196,342           5/31/2006 (TTM)               540,828               130,755            410,073             389,595
  75           865,713           T-12 4/30/2006              1,358,109               478,167            879,941             840,941
  76           871,743               12/31/2005              1,090,789               227,796            862,993             821,777
  77                                                         1,075,881               184,347            891,533             874,644
77.01                                                          955,363               119,671            835,692             819,339
77.02                                                          120,518                64,676             55,842              55,305
  78           567,591     Annualized 5/31/2006              1,132,668               274,364            858,304             804,603
  79         1,251,498           3/31/2006 (TTM)             4,976,539             3,873,349          1,103,190           1,103,190
  80           752,763           3/31/2006 (TTM)             3,100,499             2,211,644            888,855             888,855
  81           965,706     Annualized 3/31/2006              1,192,330               321,745            870,585             822,277
  82         1,043,595           3/31/2006 (TTM)             1,703,428               788,262            915,166             819,217
  83                                                         1,175,074               382,721            793,953             751,353
  84                                                           953,599               132,396            821,203             775,246
  85           755,229               12/31/2005              1,014,282               258,385            755,897             735,935
  86                                                         1,134,310               267,629            866,681             823,142
  87         1,483,997               12/31/2005              2,259,370             1,414,719            844,651             752,129
  88           669,210           5/31/2006 (TTM)             1,110,915               331,753            779,162             686,511
  89         1,262,671           4/30/2006 (TTM)             2,808,155             1,545,484          1,262,671           1,150,345
  90                                                         1,248,352               391,355            856,997             725,057
  91           478,411      6/30/2006 (T-6 Ann.)               861,932               261,844            600,087             568,211
  92           591,574           4/30/2006 (TTM)             1,086,599               355,005            731,594             676,245
  93           631,669           3/31/2006 (TTM)             1,183,287               454,499            728,789             715,927
93.01          395,775           3/31/2006 (TTM)               626,480               255,618            370,862             364,523
93.02          235,894           3/31/2006 (TTM)               556,807               198,880            357,927             351,404
  94           471,387           6/30/2006 (TTM)             1,362,741               654,947            707,794             656,794
  95           773,964               12/31/2005              1,095,725               382,753            712,972             659,477
  96           799,700           4/30/2006 (TTM)             1,029,714               379,509            650,205             618,251
  97                                                         2,495,896             1,420,533          1,075,363             975,527
  98           645,669           T-12 5/31/2006              2,173,790             1,382,355            791,436             639,927
  99                                                           936,764               242,205            694,558             651,215
 100           568,281           5/31/2006 (TTM)             1,420,915               750,732            670,183             621,808
 101                                                         1,128,800               489,481            639,319             585,770
 102           857,626           5/31/2006 (TTM)             2,179,872             1,460,639            719,233             719,233
 103                                                           823,350               201,907            621,443             588,446
 104           876,851           4/30/2006 (TTM)             1,171,599               331,796            839,803             772,399
 105           676,683           3/31/2006 (TTM)             1,085,341               394,408            690,933             626,712
 106           591,680    Annualized 04/30/2006                938,467               298,336            640,131             596,749
 107           970,548            T-7 4/30/2006              2,332,454             1,620,688          1,301,039           1,184,170
 108           535,586               12/31/2005              1,040,452               406,129            634,323             589,448
 109           449,840           7/31/2006 (TTM)               908,870               340,202            568,668             558,556
 110           655,912           3/31/2006 (TTM)               777,855               208,570            569,285             549,785
 111           590,240           T-12 4/30/2006                787,107               121,669            665,438             638,531
 112           525,954          T- 12 3/31/2006                992,110               393,019            599,091             557,281
 113                                                           597,427                17,923            579,504             577,288
 114           582,105               12/31/2005              1,199,509               414,971            748,538             692,193
 115           457,342           3/31/2006 (TTM)               835,154               239,548            595,606             532,928
 116           612,149               12/31/2005                674,515                98,792            575,723             537,644
 117           828,506           6/30/2006 (TTM)             2,639,616             1,943,540            696,076             696,076
 118           569,145    Annualized 04/30/2006                744,138               165,736            578,402             541,756
 119           583,022           3/31/2006 (TTM)               765,581               223,673            541,907             521,905
 120           762,133           4/30/2006 (TTM)             1,940,261             1,183,890            756,371             678,760
 121           654,895           3/31/2006 (TTM)               863,463               219,805            643,658             582,089
 122           633,937           4/30/2006 (TTM)             1,917,386             1,283,449            633,937             557,242
 123           157,676           3/31/2006 (TTM)               817,136               255,685            561,450             529,174
 124           544,640           4/30/2006 (TTM)               706,223               153,681            552,542             506,574
 125           585,581           5/30/2006 (TTM)               863,761               296,696            567,065             561,781
 126           585,208      4/30/2006 (T-3 Ann.)               695,088               167,526            527,562             480,236
 127           617,194           6/30/2006 (TTM)             1,887,241             1,285,340            601,901             601,901
 128         1,164,454           3/31/2006 (TTM)             1,902,668             1,135,227            767,441             767,441
 129           466,690               12/31/2005                582,723               106,980            475,743             464,961
 130                                                           669,868               171,796            498,072             485,700
 131           504,990           4/30/2006 (TTM)               785,631               245,925            539,706             509,161
                                                               579,496               162,071            417,425             404,398
 132                                                           350,426                97,515            252,911             245,197
 133                                                           229,070                64,556            164,514             159,201
 134           445,480               12/31/2005                746,048               256,461            489,587             462,119
 135           857,996           3/31/2006 (TTM)             1,972,921             1,303,175            669,746             590,829
 136           534,519     Annualized 3/31/2006                777,300               287,347            489,954             458,936
 138                                                           737,953               181,646            556,307             521,312
 140           512,794           4/30/2006 (TTM)               674,763               180,991            493,773             467,706
 139                                                           544,468               118,887            425,581             410,470
 137           317,592           6/30/2006 (TTM)               734,856               272,188            462,668             452,759
 141           504,287           5/31/2006 (TTM)               827,424               362,493            464,931             447,198
141.01         321,993           5/31/2006 (TTM)               519,320               218,960            300,360             289,910
141.02         182,294           5/31/2006 (TTM)               308,104               143,533            164,571             157,288
 142           343,980           4/30/2006 (TTM)               618,036               106,265            511,771             458,454
 143                                                           425,998                12,780            413,218             413,218
 144           353,590           4/30/2006 (TTM)             1,129,331               668,059            461,272             428,944
 145           330,664      3/31/2006 (T-3 Ann.)               832,285               345,982            486,303             472,378
 146                                                           578,120                17,344            560,776             516,478
 147           455,657           6/30/2006 (TTM)               586,642               156,849            429,793             416,360
 148           268,156           6/30/2006 (TTM)               606,256               173,183            433,073             387,264
 149           475,391           4/30/2006 (TTM)               703,422               286,109            417,313             391,413
 150           398,545           T-12 5/31/2006                690,675               268,953            421,721             397,721
 151           330,975     Annualized 4/30/2006                504,891                94,433            410,458             389,060
 152           389,819               12/31/2005                548,918               140,871            408,047             380,292
 153           339,869               12/31/2005                470,228                81,272            388,956             365,540
 154                                                           587,002               183,800            403,202             373,152
 155           525,350               12/31/2005                731,678               259,980            471,698             462,962
 156           327,127               12/31/2005                538,586               171,883            366,703             357,324
 157           315,598               12/31/2005                530,698               170,570            360,128             345,630
 158                                                           475,698               115,406            360,291             344,706
 159           409,670      4/25/2006 (T-3 Ann.)               639,545               232,524            407,021             354,870
 160           381,894           3/31/2006 (TTM)               474,458               121,123            353,336             342,901
 161           290,441           5/31/2006 (TTM)               588,545               203,603            384,942             340,547
 162           139,115            5/4/2006 (TTM)               417,703                68,688            349,015             330,942
 163           344,071      5/31/2006 (T-4 Ann.)               490,425               162,291            328,134             316,534
 164           462,872           5/31/2006 (TTM)             1,583,588             1,182,028            401,560             401,560
 165           340,139           T-12 4/30/2006                745,009               400,076            344,933             316,183
 166           418,683           3/31/2006 (TTM)               800,064               397,003            403,061             373,561
 167           743,123           3/31/2006 (TTM)             1,403,680               759,952            643,728             581,424
 168           622,536           3/31/2006 (TTM)               768,679               229,569            539,110             482,579
 169                                                           466,485               130,137            336,348             305,321
 170           413,094           5/31/2006 (TTM)               537,227               162,160            375,067             313,938
 171                                                           403,062               107,046            296,016             282,794
 172           290,682               12/31/2005                511,378               196,876            314,502             283,150
 173           248,396           4/30/2006 (TTM)               382,951                94,107            288,844             268,291
 174           320,058     Annualized 4/30/2006                698,215               352,656            345,558             318,308
 175           266,079               12/31/2005                451,912               142,697            309,215             274,115
 176           298,157      5/31/2006 (T-6 Ann.)               524,149               166,574            357,575             337,769
 177           334,167               12/31/2005                460,482               174,196            286,286             266,315
 178           231,846           2/28/2006 (TTM)               442,554               147,811            294,742             266,698
 179           275,888               12/31/2005                396,739               106,637            290,102             273,579
 180           295,704               12/31/2005                829,631               509,097            320,534             267,281
 181                                                           340,960                79,147            261,813             249,235
 182           286,955     4/30/2006 (T-10 Ann.)               392,239                83,530            308,709             283,014
 183           193,138               12/31/2005                369,998               115,291            254,707             243,302
 184           278,720               12/31/2005                373,980               106,406            267,574             242,317
 185                                                           340,531                95,601            244,929             234,773
 186           124,900               12/31/2005                380,509               153,809            226,700             220,621
 187           216,131           T-12 4/25/2006                626,565               373,156            253,409             224,409
 188           178,259               12/31/2005                294,190                76,261            217,929             208,228
 189                                                           256,972                71,586            185,386             175,832
 190           205,057      5/31/2006 (T-5 Ann.)               299,296                81,701            217,595             197,233
 191           176,009           4/30/2006 (TTM)               281,705                69,017            212,688             192,543
 192           225,296           4/30/2006 (TTM)               535,361               279,779            255,582             240,669
 193           229,906               12/31/2005                335,759               121,213            214,546             204,046
 194                                                           281,955                66,886            215,069             203,999
 195                                                           412,325               148,817            263,508             236,017
 196           154,152           2/28/2006 (TTM)               346,049               172,048            174,001             168,962
 197           126,396               12/31/2005                235,225                43,377            191,878             175,397
 198           179,920           2/28/2006 (TTM)               340,878               176,561            164,317             160,567
 199                                                           253,152                43,176            209,976             195,835
 200           129,662     Annualized 4/30/2006                324,420               119,890            204,530             192,427
 201           171,636           4/29/2006 (TTM)               375,417               142,707            232,710             228,988
 202           128,955               12/31/2005                460,202               180,293            279,909             269,894
 203           108,001           6/30/2006 (TTM)               213,617                66,974            146,643             143,679
203.01          65,320           6/30/2006 (TTM)               126,424                37,647             88,691              87,221
203.02          42,681           6/30/2006 (TTM)                87,193                29,327             57,952              56,458
 204           167,886           3/31/2006 (TTM)               328,051               123,682            204,369             182,956
 205           175,863               12/31/2005                221,724                68,552            153,172             136,626
 206                                                           176,579                45,170            131,409             122,410
 207           123,351           3/31/2006 (TTM)               184,038                42,993            141,045             121,911
 208           172,680               12/31/2005                203,148                63,738            139,410             122,644
 209           105,449           3/31/2006 (TTM)               196,607                78,616            117,991             116,341
 210           114,915     Annualized 5/31/2006                244,181               128,379            115,802             105,802
 211                                                           131,664                24,861            106,803             106,803

                                                                                                                        CUT-OFF DATE
                   UW                 CUT-OFF DATE           ORIGINAL         ORIGINAL BALANCE        CUT-OFF DATE         BALANCE
LOAN #   DSCR (X)(2)(3)(4)(5)(6)    LTV (%)(3)(7)(8)      BALANCE ($)(9)        PER UNIT ($)         BALANCE ($)(9)     PER UNIT ($)
------------------------------------------------------------------------------------------------------------------------------------

  1               1.30                         71.49         247,200,000            167,820.77          247,200,000      167,820.77
 1.01                                                         58,200,000                                 58,200,000
 1.03                                                         48,000,000                                 48,000,000
 1.02                                                         48,000,000                                 48,000,000
 1.04                                                         43,000,000                                 43,000,000
 1.05                                                         33,000,000                                 33,000,000
 1.06                                                         17,000,000                                 17,000,000
  2               2.10                         40.00         155,600,000                329.44          155,600,000          329.44
  3               1.23                         72.41         135,000,000                 72.27          135,000,000           72.27
 3.01                                                         24,000,000                                 24,000,000
 3.02                                                         13,710,000                                 13,710,000
 3.03                                                         12,000,000                                 12,000,000
 3.04                                                          8,760,000                                  8,760,000
 3.05                                                          8,000,000                                  8,000,000
 3.06                                                          7,850,000                                  7,850,000
 3.07                                                          6,700,000                                  6,700,000
 3.08                                                          5,100,000                                  5,100,000
 3.09                                                          5,080,000                                  5,080,000
 3.10                                                          3,590,000                                  3,590,000
 3.11                                                          3,530,000                                  3,530,000
 3.12                                                          3,100,000                                  3,100,000
 3.13                                                          3,000,000                                  3,000,000
 3.14                                                          2,600,000                                  2,600,000
 3.15                                                          2,500,000                                  2,500,000
 3.16                                                          2,400,000                                  2,400,000
 3.17                                                          2,000,000                                  2,000,000
 3.18                                                          2,000,000                                  2,000,000
 3.19                                                          2,000,000                                  2,000,000
 3.20                                                          1,970,000                                  1,970,000
 3.21                                                          1,800,000                                  1,800,000
 3.22                                                          1,800,000                                  1,800,000
 3.23                                                          1,500,000                                  1,500,000
 3.24                                                          1,500,000                                  1,500,000
 3.25                                                          1,400,000                                  1,400,000
 3.26                                                            650,000                                    650,000
 3.27                                                            600,000                                    600,000
 3.28                                                            570,000                                    570,000
 3.29                                                            550,000                                    550,000
 3.30                                                            500,000                                    500,000
 3.31                                                            480,000                                    480,000
 3.32                                                            440,000                                    440,000
 3.33                                                            405,000                                    405,000
 3.34                                                            400,000                                    400,000
 3.35                                                            380,000                                    380,000
 3.36                                                            380,000                                    380,000
 3.37                                                            340,000                                    340,000
 3.38                                                            280,000                                    280,000
 3.39                                                            230,000                                    230,000
 3.40                                                            200,000                                    200,000
 3.41                                                            200,000                                    200,000
 3.42                                                            175,000                                    175,000
 3.43                                                            150,000                                    150,000
 3.44                                                            140,000                                    140,000
 3.45                                                             40,000                                     40,000
  4               1.25                         55.95          94,000,000            279,761.90           94,000,000      279,761.90
  5               1.21                         78.71          56,000,000                148.88           56,000,000          148.88
  6               1.27                         68.80          51,600,000                116.52           51,600,000          116.52
  7               1.20                         76.34          37,120,000                 30.51           37,027,252           30.44
  8               1.36                         74.07          30,000,000                 87.45           30,000,000           87.45
  9               1.21                         73.88          29,975,000                 99.35           29,975,000           99.35
  10              1.29                         69.95          29,590,000                276.43           29,590,000          275.15
10.01                                                         17,990,000                                 17,990,000
10.02                                                         11,600,000                                 11,600,000
  11              1.21                         77.44          29,350,000             72,113.02           29,350,000       72,113.02
  12              1.15                         76.47          28,600,000                 85.73           28,600,000           85.73
  13              1.20                         74.47          28,000,000                233.29           28,000,000          233.29
  14              1.23                         78.57          27,500,000             83,841.46           27,500,000       83,841.46
  15              1.28                         68.49          26,850,000                256.06           26,850,000          256.06
15.01                                                         14,315,434                                 14,315,434
15.02                                                         12,534,566                                 12,534,566
  16              1.20                         71.29          26,400,000             62,857.14           26,400,000       62,857.14
  17              1.27                         63.75          25,500,000                196.37           25,500,000          196.37
  18              1.30                         72.06          24,500,000                 58.65           24,500,000           58.65
  19              1.45                         51.84          24,000,000             73,619.63           24,000,000       73,619.63
  20              1.31                         65.21          23,800,000                152.09           23,800,000          152.09
  21              1.15                         73.90          23,500,000                 79.47           23,500,000           79.47
  22              1.20                         79.79          22,500,000             73,770.49           22,500,000       73,770.49
  23              1.34                         67.03          21,250,000             68,108.97           21,250,000       68,108.97
  24              1.45                         77.95          20,500,000            144,366.20           20,500,000      155,303.03
                  1.27                         78.52          19,410,000                117.31           19,358,131          117.00
  25              1.27                         78.52           6,700,000                 67.20            6,680,837           67.00
  26              1.27                         78.52           3,000,000                158.81            2,991,420          158.35
  27              1.27                         78.52           2,500,000                208.33            2,495,790          207.98
  28              1.27                         78.52           2,450,000                246.35            2,443,262          245.68
  29              1.27                         78.52           2,150,000                286.67            2,143,851          285.85
  30              1.27                         78.52           1,710,000                154.05            1,705,545          153.65
  31              1.27                         78.52             900,000                142.52              897,426          142.11
  32              1.30                         72.08          18,740,000                 91.50           18,740,000           91.50
  33              1.25                         74.60          18,500,000                 80.22           18,500,000           80.22
  34              1.20                         74.69          18,000,000                184.43           18,000,000          184.43
  35              1.42                         64.58          17,500,000                116.32           17,500,000          116.32
  36              2.00                         49.35          17,000,000                131.27           17,000,000          131.27
  37              1.31                         79.76          16,750,000             61,131.39           16,750,000       61,131.39
  38              1.20                         77.25          15,450,000             31,790.12           15,450,000       31,790.12
  39              1.25                         72.12          15,000,000                305.34           15,000,000          305.34
  40              1.89                         51.64          15,000,000             91,463.41           14,976,996       91,323.15
  41              1.45                         69.81          14,800,000                314.89           14,800,000          314.89
  42              1.35                         79.78          14,600,000             57,031.25           14,600,000       57,031.25
  43              1.20                         64.25          14,275,000                 27.71           14,263,692           27.69
43.01                                                          4,357,045                                  4,353,593
43.02                                                          3,627,759                                  3,624,885
43.03                                                          2,759,666                                  2,757,480
43.04                                                          2,117,900                                  2,116,222
43.05                                                          1,412,630                                  1,411,511
  44              1.40                         57.41          14,100,000                 32.78           14,100,000           32.78
44.01                                                          4,569,870                                  4,569,870
44.02                                                          4,133,550                                  4,133,550
44.03                                                          2,009,365                                  2,009,365
44.04                                                          1,951,954                                  1,951,954
44.05                                                          1,435,261                                  1,435,261
  45              1.21                         71.43          14,000,000             97,222.22           14,000,000       97,222.22
  46              1.22                         68.16          13,700,000                193.72           13,700,000          193.72
  47              1.41                         73.44          13,524,000             85,594.94           13,513,142       85,526.21
  48              1.67                         74.81          13,500,000            112,500.00           13,466,453      112,220.45
  49              1.22                         82.73          13,050,000             78,143.71           13,050,000       78,143.71
  50              1.32                         70.60          12,850,000                455.93           12,850,000          455.93
50.01                                                          7,625,275                                  7,625,275
50.02                                                          5,224,725                                  5,224,725
  51              1.40                         71.81          12,800,000            104,065.04           12,781,584      103,915.32
  52              1.25                         77.27          12,792,000                118.24           12,773,491          118.07
52.01                                                          2,251,000                                  2,247,743
52.02                                                          2,212,000                                  2,208,799
52.03                                                          1,455,000                                  1,452,895
52.04                                                          1,422,000                                  1,419,943
52.05                                                          1,259,000                                  1,257,178
52.06                                                          1,162,000                                  1,160,319
52.07                                                          1,154,000                                  1,152,330
52.08                                                            987,000                                    985,572
52.09                                                            890,000                                    888,712
  53              1.20                         68.53          12,500,000                 82.24           12,500,000           82.24
  54              1.20                         71.43          12,500,000                137.57           12,500,000          137.57
  55              1.20                         70.86          12,400,000             64,921.47           12,400,000       64,921.47
  56              1.23                         68.57          12,000,000                197.59           12,000,000          197.59
  57              1.28                         68.14          11,700,000                149.60           11,700,000          149.60
  58              1.20                         76.67          11,500,000             69,696.97           11,500,000       69,696.97
  59              1.21                         73.57          11,330,000                120.11           11,330,000          120.11
  60              1.23                         76.05          11,102,754                112.26           11,102,754          112.26
60.01                                                          3,797,343                                  3,797,343
60.02                                                          3,715,251                                  3,715,251
60.03                                                          3,590,161                                  3,590,161
  61              1.67                         55.00          10,725,000             41,894.53           10,725,000       41,894.53
  62              1.45                         61.87          10,725,000             28,986.49           10,703,243       28,927.68
62.01                                                          4,627,000                                  4,617,613
62.02                                                          3,066,000                                  3,059,780
62.03                                                          3,032,000                                  3,025,849
  63              1.21                         69.08          10,500,000             70,945.95           10,500,000       70,945.95
  64              1.42                         66.88          10,500,000             87,500.00           10,500,000       87,500.00
                  1.33                         59.53          10,500,000                216.28           10,500,000          216.28
  65              1.33                         59.53           5,600,000                210.22            5,600,000          210.22
  66              1.33                         59.53           4,900,000                223.64            4,900,000          223.64
  67              2.02                         41.67          10,000,000                103.65           10,000,000          103.65
67.01                                                          4,333,333                                  4,333,333
67.02                                                          3,375,000                                  3,375,000
67.03                                                          2,291,667                                  2,291,667
  68              1.31                         54.35          10,000,000                 58.34           10,000,000           58.34
  69              1.20                         72.65           9,790,000             34,716.31            9,764,794       34,626.93
  70              1.22                         71.78           9,640,000                142.61            9,640,000          142.61
  71              1.65                         74.88           9,510,000             79,250.00            9,510,000       79,250.00
  72              1.32                         72.01           9,504,726             91,391.60            9,504,726       91,391.60
  73              1.27                         66.90           9,500,000                500.13            9,500,000          500.13
  74              1.21                         72.52           9,500,000                314.49            9,500,000          314.49
74.01                                                          5,075,000                                  5,075,000
74.02                                                          4,425,000                                  4,425,000
  75              1.15                         72.42           9,500,000             60,897.44            9,486,638       60,811.78
  76              1.34                         71.71           9,100,000                222.18            9,100,000          222.18
  77              1.23                         69.79           9,100,000                 50.90            9,079,990           50.78
77.01                                                          7,973,866                                  7,956,332
77.02                                                          1,126,134                                  1,123,657
  78              1.21                         73.54           9,000,000                 93.40            9,000,000           93.40
  79              1.52                         64.13           9,000,000             60,402.68            8,978,791       60,260.34
  80              1.41                         73.25           8,650,000             68,110.24            8,643,055       68,055.55
  81              1.27                         62.91           8,600,000                194.12            8,593,602          193.97
  82              1.29                         53.13           8,500,000                117.56            8,500,000          117.56
  83              1.20                         78.37           8,470,000             51,646.34            8,463,471       51,606.53
  84              1.20                         65.52           8,200,000                179.88            8,189,939          179.66
  85              1.20                         79.81           8,141,000                144.51            8,141,000          144.51
  86              1.41                         57.81           8,100,000                188.56            8,093,267          188.40
  87              1.28                         61.53           8,030,000                 43.83            8,030,000           43.83
  88              1.24                         72.07           8,000,000                114.67            8,000,000          114.67
  89              1.95                         76.50           7,956,000             93,600.00            7,956,000       93,600.00
  90              1.25                         74.34           7,750,000                 47.65            7,731,123           47.53
  91              1.21                         55.00           7,590,000                192.70            7,590,000          192.70
  92              1.26                         68.18           7,500,000                193.48            7,500,000          193.48
  93              1.30                         64.91           7,400,000                 57.54            7,400,000           57.54
93.01                                                          3,894,737                                  3,894,737
93.02                                                          3,505,263                                  3,505,263
  94              1.27                         62.52           7,400,000             36,274.51            7,396,315       36,256.45
  95              1.21                         70.79           7,383,000                 75.57            7,383,000           75.57
  96              1.19                         65.45           7,200,000              1,013.66            7,200,000        1,013.66
  97              1.34                         59.17           7,100,000             73,195.88            7,100,000       73,195.88
  98              1.26                         73.16           6,950,000                 58.21            6,950,000           58.21
  99              1.26                         79.88           6,900,000                170.40            6,889,608          170.14
 100              1.21                         75.00           6,825,000             31,744.19            6,825,000       31,744.19
 101              1.19                         75.16           6,700,000                114.14            6,689,328          113.96
 102              1.40                         68.75           6,600,000             79,518.07            6,600,000       79,518.07
 103              1.24                         63.28           6,518,200                 58.13            6,518,200           58.13
 104              1.65                         55.56           6,500,000                 60.38            6,500,000           60.38
 105              1.30                         64.04           6,500,000                144.77            6,500,000          144.77
 106              1.23                         79.27           6,500,000                 86.55            6,500,000           86.55
 107              2.48                         43.56           6,500,000             72,222.22            6,489,757       72,108.41
 108              1.23                         60.95           6,400,000                 89.39            6,400,000           89.39
 109              1.22                         61.02           6,300,000                 62.44            6,300,000           62.44
 110              1.20                         60.87           6,300,000                202.42            6,300,000          202.42
 111              1.39                         62.50           6,250,000                261.34            6,250,000          261.34
 112              1.22                         75.15           6,200,000             46,969.70            6,200,000       46,969.70
 113              1.34                         67.39           6,200,000                476.45            6,200,000          476.45
 114              1.53                         71.26           6,200,000                 47.30            6,200,000           47.30
 115              1.20                         74.06           6,073,000                 69.77            6,073,000           69.77
 116              1.20                         77.36           6,046,000                 63.54            6,046,000           63.54
 117              1.43                         70.74           6,020,000             45,954.20            6,013,005       45,900.80
 118              1.25                         80.07           5,925,000                 87.70            5,925,000           87.70
 119              1.23                         71.03           5,860,000                205.25            5,860,000          205.25
 120              1.56                         71.55           5,800,000             69,879.52            5,795,666       69,827.30
 121              1.39                         65.52           5,700,000                110.57            5,700,000          110.57
 122              1.33                         69.04           5,661,634             62,215.76            5,661,634       62,215.76
 123              1.27                         76.71           5,600,000                169.49            5,600,000          169.49
 124              1.24                         73.67           5,525,000                152.28            5,525,000          152.28
 125              1.41                         66.11           5,500,000                155.61            5,500,000          155.61
 126              1.21                         70.06           5,500,000                111.34            5,500,000          111.34
 127              1.47                         71.37           5,500,000             53,398.06            5,495,851       53,357.78
 128              1.45                         68.64           5,520,000             48,000.00            5,491,528       47,752.42
 129              1.20                         68.62           5,500,000                194.44            5,489,915          194.09
 130              1.21                         64.50           5,450,000                411.63            5,450,000          411.63
 131              1.28                         75.95           5,400,000                 77.31            5,400,000           77.31
                  1.27                         64.11           5,240,000                229.91            5,240,000          229.91
 132              1.27                         64.11           3,150,000                234.64            3,150,000          234.64
 133              1.27                         64.11           2,090,000                223.12            2,090,000          223.12
 134              1.21                         74.69           5,228,000                172.52            5,228,000          172.52
 135              1.44                         71.73           5,200,000             64,197.53            5,193,279       64,114.56
 136              1.22                         71.94           5,108,000                118.75            5,108,000          118.75
 138              1.40                         62.50           5,000,000                176.62            5,000,000          176.62
 140              1.27                         66.67           5,000,000                177.09            5,000,000          177.09
 139              1.36                         72.46           5,000,000                481.14            5,000,000          481.14
 137              1.25                         57.01           5,000,000                 73.76            5,000,000           73.76
 141              1.24                         66.31           4,900,000                 40.83            4,900,000           40.83
141.01                                                         3,150,000                                  3,150,000
141.02                                                         1,750,000                                  1,750,000
 142              1.25                         59.79           4,850,000                 55.59            4,842,864           55.51
 143              1.19                         74.69           4,780,000                131.82            4,780,000          131.82
 144              1.21                         72.97           4,750,000             26,388.89            4,742,864       26,349.24
 145              1.34                         63.98           4,725,000                 72.21            4,721,397           72.15
 146              1.55                         62.83           4,750,000                 74.46            4,712,247           73.87
 147              1.22                         80.00           4,640,000                253.97            4,640,000          253.97
 148              1.21                         80.00           4,480,000                 59.71            4,480,000           59.71
 149              1.20                         74.58           4,400,000                149.57            4,400,000          149.57
 150              1.25                         72.88           4,300,000             44,791.67            4,300,000       44,791.67
 151              1.21                         68.95           4,275,000                122.14            4,275,000          122.14
 152              1.20                         71.62           4,200,000                178.62            4,189,993          178.20
 153              1.21                         80.00           4,080,000                115.91            4,080,000          115.91
 154              1.23                         60.22           4,065,000                 50.33            4,065,000           50.33
 155              1.56                         57.14           4,000,000                100.50            4,000,000          100.50
 156              1.21                         78.90           4,000,000                 64.03            4,000,000           64.03
 157              1.20                         65.16           3,975,000                183.05            3,975,000          183.05
 158              1.24                         67.86           3,800,000                266.74            3,800,000          266.74
 159              1.26                         63.35           3,775,000                123.60            3,769,305          123.41
 160              1.22                         79.14           3,700,000                285.34            3,700,000          285.34
 161              1.26                         68.06           3,675,000                 78.29            3,675,000           78.29
 162              1.23                         79.80           3,640,000                198.91            3,630,916          198.41
 163              1.20                         75.00           3,600,000             63,157.89            3,600,000       63,157.89
 164              1.42                         70.59           3,600,000             34,951.46            3,600,000       34,951.46
 165              1.21                         72.00           3,600,000             31,304.35            3,600,000       31,304.35
 166              1.43                         80.90           3,600,000             30,508.47            3,600,000       30,508.47
 167              1.20                         32.05           3,600,000                 91.13            3,557,540           90.05
 168              2.24                         37.25           3,550,000                136.90            3,550,000          136.90
 169              1.21                         80.00           3,440,000                162.96            3,440,000          162.96
 170              1.24                         73.23           3,300,000                 34.09            3,295,345           34.04
 171              1.20                         80.00           3,200,000                202.07            3,200,000          202.07
 172              1.21                         66.36           3,100,000                117.50            3,092,523          117.21
 173              1.20                         58.25           3,000,000                221.80            3,000,000          221.80
 174              1.33                         71.34           3,000,000             27,522.94            2,996,237       27,488.41
 175              1.20                         66.57           3,000,000                 62.87            2,995,672           62.78
 176              1.50                         68.86           3,000,000                 35.40            2,995,504           35.35
 177              1.25                         65.91           2,900,000                117.78            2,900,000          117.78
 178              1.25                         76.67           2,875,000                 46.18            2,875,000           46.18
 179              1.30                         70.47           2,840,000                183.07            2,840,000          183.07
 180              1.31                         70.00           2,800,000             15,217.39            2,800,000       15,217.39
 181              1.20                         60.06           2,800,000                304.88            2,792,979          304.11
 182              1.40                         74.00           2,738,000                137.06            2,738,000          137.06
 183              1.22                         74.18           2,700,000                182.21            2,700,000          182.21
 184              1.23                         69.83           2,625,000                158.19            2,618,591          157.80
 185              1.22                         64.50           2,580,000                270.16            2,580,000          270.16
 186              1.20                         48.76           2,550,000                 41.95            2,550,000           41.95
 187              1.16                         80.36           2,475,000             21,336.21            2,475,000       21,336.21
 188              1.23                         75.11           2,255,000                225.50            2,253,336          225.33
 189              1.30                         65.44           2,251,000                225.75            2,251,000          225.75
 190              1.20                         74.88           2,250,000                 95.13            2,246,416           94.98
 191              1.23                         59.95           2,100,000                145.83            2,098,416          145.72
 192              1.53                         73.57           2,100,000             23,333.33            2,096,875       23,298.62
 193              1.38                         65.90           1,980,000             47,142.86            1,976,997       47,071.35
 194              1.29                         62.03           1,950,000                248.47            1,947,734          248.18
 195              1.53                         53.50           1,920,000                 17.78            1,912,802           17.72
 196              1.22                         75.00           1,875,000                 39.19            1,875,000           39.19
 197              1.26                         73.40           1,810,000                107.96            1,810,000          107.96
 198              1.20                         67.67           1,800,000             24,000.00            1,800,000       24,000.00
 199              1.25                         64.19           1,800,000                 90.00            1,797,334           89.87
 200              1.37                         70.91           1,775,000                101.46            1,772,835          101.34
 201              1.71                         47.23           1,750,000                 96.43            1,747,503           96.30
 202              1.96                         59.55           1,733,000                 18.90            1,733,000           18.90
 203              1.20                         54.17           1,625,000            116,071.43            1,625,000      116,071.43
203.01                                                           991,250                                    991,250
203.02                                                           633,750                                    633,750
 204              1.49                         43.07           1,600,000                 90.87            1,597,769           90.75
 205              1.22                         64.54           1,475,000                127.07            1,471,537          126.77
 206              1.25                         56.52           1,300,000                128.40            1,300,000          128.40
 207              1.22                         73.45           1,300,000                 80.50            1,300,000           80.50
 208              1.46                         46.79           1,275,000                 87.75            1,275,000           87.75
 209              1.20                         75.84           1,275,000             38,636.36            1,274,085       38,608.65
 210              1.22                         68.68           1,084,000             27,100.00            1,081,741       27,043.53
 211              1.34                         39.23             750,000                  1.52              745,455            1.51

                                                                                  % OF APPLICABLE
                  MATURITY/ARD           MATURITY           % OF INITIAL            LOAN GROUP             INTEREST         ADMIN.
LOAN #           BALANCE ($)(9)       LTV %(3)(7)(8)        POOL BALANCE              BALANCE               RATE %         FEE %(10)
------------------------------------------------------------------------------------------------------------------------------------

  1                 232,176,815           67.14                10.19%                  11.88%               6.2952           0.0210
 1.01                54,662,988                                 2.40%                  2.80%
 1.03                45,082,877                                 1.98%                  2.31%
 1.02                45,082,877                                 1.98%                  2.31%
 1.04                40,386,744                                 1.77%                  2.07%
 1.05                30,994,478                                 1.36%                  1.59%
 1.06                15,966,852                                 0.70%                  0.82%
  2                 155,600,000           40.00                 6.42%                  7.48%                5.8497           0.0210
  3                 104,570,783           56.09                 5.57%                  6.49%                6.0075           0.0510
 3.01                18,590,362                                 0.99%                  1.15%
 3.02                10,619,744                                 0.57%                  0.66%
 3.03                 9,295,181                                 0.49%                  0.58%
 3.04                 6,785,482                                 0.36%                  0.42%
 3.05                 6,196,787                                 0.33%                  0.38%
 3.06                 6,080,597                                 0.32%                  0.38%
 3.07                 5,189,809                                 0.28%                  0.32%
 3.08                 3,950,452                                 0.21%                  0.25%
 3.09                 3,934,960                                 0.21%                  0.24%
 3.10                 2,780,808                                 0.15%                  0.17%
 3.11                 2,734,332                                 0.15%                  0.17%
 3.12                 2,401,255                                 0.13%                  0.15%
 3.13                 2,323,795                                 0.12%                  0.14%
 3.14                 2,013,956                                 0.11%                  0.12%
 3.15                 1,936,496                                 0.10%                  0.12%
 3.16                 1,859,036                                 0.10%                  0.12%
 3.17                 1,549,197                                 0.08%                  0.10%
 3.18                 1,549,197                                 0.08%                  0.10%
 3.19                 1,549,197                                 0.08%                  0.10%
 3.20                 1,525,959                                 0.08%                  0.09%
 3.21                 1,394,277                                 0.07%                  0.09%
 3.22                 1,394,277                                 0.07%                  0.09%
 3.23                 1,161,898                                 0.06%                  0.07%
 3.24                 1,161,898                                 0.06%                  0.07%
 3.25                 1,084,438                                 0.06%                  0.07%
 3.26                   503,489                                 0.03%                  0.03%
 3.27                   464,759                                 0.02%                  0.03%
 3.28                   441,521                                 0.02%                  0.03%
 3.29                   426,029                                 0.02%                  0.03%
 3.30                   387,299                                 0.02%                  0.02%
 3.31                   371,807                                 0.02%                  0.02%
 3.32                   340,823                                 0.02%                  0.02%
 3.33                   313,712                                 0.02%                  0.02%
 3.34                   309,839                                 0.02%                  0.02%
 3.35                   294,347                                 0.02%                  0.02%
 3.36                   294,347                                 0.02%                  0.02%
 3.37                   263,363                                 0.01%                  0.02%
 3.38                   216,888                                 0.01%                  0.01%
 3.39                   178,158                                 0.01%                  0.01%
 3.40                   154,920                                 0.01%                  0.01%
 3.41                   154,920                                 0.01%                  0.01%
 3.42                   135,555                                 0.01%                  0.01%
 3.43                   116,190                                 0.01%                  0.01%
 3.44                   108,444                                 0.01%                  0.01%
 3.45                    30,984                                 0.00%                  0.00%
  4                  84,479,510           50.29                 3.88%                  4.52%                6.6360           0.0210
  5                  52,534,594           73.84                 2.31%                  2.69%                6.2000           0.0410
  6                  45,937,846           61.25                 2.13%                  2.48%                5.2709           0.0210
  7                  31,738,235           65.44                 1.53%                  1.78%                6.2750           0.0210
  8                  26,505,887           65.45                 1.24%                  1.44%                5.8700           0.0210
  9                  27,027,070           66.61                 1.24%                  1.44%                5.8800           0.0510
  10                 29,590,000           69.95                 1.22%                  1.42%                5.9790           0.0210
10.01                17,990,000                                 0.74%                  0.86%
10.02                11,600,000                                 0.48%                  0.56%
  11                 28,116,056           74.18                 1.21%                  1.41%                6.1800           0.0210
  12                 25,088,444           67.08                 1.18%                  1.37%                6.0600           0.0310
  13                 25,322,499           67.35                 1.15%                  1.35%                6.0390           0.0210
  14                 24,637,248           70.39                 1.13%                  7.99%                5.9730           0.0210
  15                 24,429,292           62.32                 1.11%                  1.29%                6.3560           0.0210
15.01                13,024,801                                 0.59%                  0.69%
15.02                11,404,491                                 0.52%                  0.60%
  16                 24,746,685           66.83                 1.09%                  7.67%                6.1400           0.0310
  17                 22,590,338           56.48                 1.05%                  1.23%                5.9870           0.0210
  18                 22,200,866           65.30                 1.01%                  1.18%                6.1400           0.0310
  19                 21,629,039           46.72                 0.99%                  6.97%                5.8620           0.0210
  20                 22,296,820           61.09                 0.98%                  1.14%                6.1000           0.0210
  21                 22,005,749           69.20                 0.97%                  1.13%                6.0630           0.0210
  22                 20,744,942           73.56                 0.93%                  6.54%                6.1200           0.0310
  23                 21,250,000           67.03                 0.88%                  6.17%                6.0240           0.0210
  24                 17,449,736           66.35                 0.85%                  5.96%                6.1250           0.0210
                     16,360,314           66.36                 0.80%                  0.93%
  25                  5,632,168           66.36                 0.28%                  0.32%                5.7000           0.0610
  26                  2,521,866           66.36                 0.12%                  0.14%                5.7000           0.0610
  27                  2,117,572           66.36                 0.10%                  0.12%                5.9500           0.0610
  28                  2,070,110           66.36                 0.10%                  0.12%                5.8700           0.0610
  29                  1,807,338           66.36                 0.09%                  0.10%                5.7000           0.0610
  30                  1,454,700           66.36                 0.07%                  0.08%                6.1000           0.0610
  31                    756,560           66.36                 0.04%                  0.04%                5.7000           0.0610
  32                 17,841,099           68.62                 0.77%                  0.90%                6.2050           0.0210
  33                 16,313,939           65.78                 0.76%                  0.89%                5.7800           0.0210
  34                 15,995,413           66.37                 0.74%                  0.87%                6.1200           0.0210
  35                 16,353,831           60.35                 0.72%                  0.84%                5.9100           0.0210
  36                 17,000,000           49.35                 0.70%                  0.82%                5.8300           0.0210
  37                 14,865,552           70.79                 0.69%                  4.87%                6.0600           0.0710
  38                 14,052,889           70.26                 0.64%                  4.49%                6.3400           0.0210
  39                 15,000,000           72.12                 0.62%                  0.72%                6.3400           0.0210
  40                 12,835,637           44.26                 0.62%                  0.72%                6.3000           0.0210
  41                 13,225,501           62.38                 0.61%                  0.71%                6.3750           0.0210
  42                 12,957,436           70.81                 0.60%                  4.24%                6.0600           0.0710
  43                 12,168,225           54.81                 0.59%                  0.69%                6.1700           0.0210
43.01                 3,714,011                                 0.18%                  0.21%
43.02                 3,092,356                                 0.15%                  0.17%
43.03                 2,352,381                                 0.11%                  0.13%
43.04                 1,805,330                                 0.09%                  0.10%
43.05                 1,204,147                                 0.06%                  0.07%
  44                 11,191,985           45.57                 0.58%                  0.68%                6.7500           0.0210
44.01                 3,627,370                                 0.19%                  0.22%
44.02                 3,281,038                                 0.17%                  0.20%
44.03                 1,594,949                                 0.08%                  0.10%
44.04                 1,549,379                                 0.08%                  0.09%
44.05                 1,139,249                                 0.06%                  0.07%
  45                 12,704,664           64.82                 0.58%                  4.07%                6.2180           0.0210
  46                 12,843,715           63.90                 0.56%                  0.66%                6.1500           0.0210
  47                 11,511,337           62.56                 0.56%                  0.65%                6.1200           0.0210
  48                 10,509,937           58.39                 0.56%                  0.65%                6.1500           0.0210
  49                 11,389,489           72.20                 0.54%                  3.79%                6.2150           0.1110
  50                 11,691,486           64.24                 0.53%                  0.62%                6.3560           0.0210
50.01                 6,937,805                                 0.31%                  0.37%
50.02                 4,753,681                                 0.22%                  0.25%
  51                 11,024,499           61.94                 0.53%                  0.61%                6.5300           0.0210
  52                 11,011,452           66.61                 0.53%                  0.61%                6.5100           0.0610
52.01                 1,937,678                                 0.09%                  0.11%
52.02                 1,904,106                                 0.09%                  0.11%
52.03                 1,252,475                                 0.06%                  0.07%
52.04                 1,224,068                                 0.06%                  0.07%
52.05                 1,083,757                                 0.05%                  0.06%
52.06                 1,000,258                                 0.05%                  0.06%
52.07                   993,372                                 0.05%                  0.06%
52.08                   849,617                                 0.04%                  0.05%
52.09                   766,119                                 0.04%                  0.04%
  53                 11,403,302           62.52                 0.52%                  0.60%                6.5000           0.0310
  54                 11,069,431           63.25                 0.52%                  0.60%                5.9700           0.0210
  55                 11,992,226           68.53                 0.51%                  3.60%                6.5000           0.0210
  56                 10,881,290           62.18                 0.49%                  0.58%                6.1800           0.0210
  57                 10,358,637           60.33                 0.48%                  0.56%                5.9600           0.0210
  58                 11,500,000           76.67                 0.47%                  3.34%                6.3500           0.0210
  59                 10,302,331           66.90                 0.47%                  0.54%                6.3200           0.0210
  60                 10,029,906           68.70                 0.46%                  0.53%                5.9810           0.0210
60.01                 3,430,409                                 0.16%                  0.18%
60.02                 3,356,250                                 0.15%                  0.18%
60.03                 3,243,247                                 0.15%                  0.17%
  61                 10,725,000           55.00                 0.44%                  3.12%                5.4130           0.0210
  62                  8,616,872           49.81                 0.44%                  0.51%                7.1300           0.0810
62.01                 3,717,507                                 0.19%                  0.22%
62.02                 2,463,341                                 0.13%                  0.15%
62.03                 2,436,024                                 0.12%                  0.15%
  63                  9,826,809           64.65                 0.43%                  3.05%                6.0200           0.0210
  64                  9,213,407           58.68                 0.43%                  0.50%                6.4300           0.0210
                      9,349,609           52.29                 0.43%                  0.50%                6.2160           0.0210
  65                  4,986,458           52.29                 0.23%                  0.27%                6.2160           0.0210
  66                  4,363,151           52.29                 0.20%                  0.24%                6.2160           0.0210
  67                 10,000,000           41.67                 0.41%                  0.48%                6.0180           0.0910
67.01                 4,333,333                                 0.18%                  0.21%
67.02                 3,375,000                                 0.14%                  0.16%
67.03                 2,291,667                                 0.09%                  0.11%
  68                  8,852,208           48.11                 0.41%                  0.48%                5.9500           0.0210
  69                  8,340,498           62.06                 0.40%                  2.84%                6.1500           0.0210
  70                  8,444,208           62.88                 0.40%                  0.46%                6.3600           0.0210
  71                  8,715,281           68.62                 0.39%                  0.46%                6.2940           0.0210
  72                  8,710,447           65.99                 0.39%                  0.46%                6.2940           0.0210
  73                  8,643,511           60.87                 0.39%                  0.46%                6.3560           0.0210
  74                  8,602,863           65.67                 0.39%                  0.46%                6.1100           0.0210
74.01                 4,595,740                                 0.21%                  0.24%
74.02                 4,007,123                                 0.18%                  0.21%
  75                  7,818,180           59.68                 0.39%                  2.76%                6.6100           0.0310
  76                  8,442,436           66.53                 0.38%                  0.44%                5.3900           0.0210
  77                  7,619,412           58.57                 0.37%                  0.44%                6.7910           0.0210
77.01                 6,676,503                                 0.33%                  0.38%
77.02                   942,910                                 0.05%                  0.05%
  78                  8,451,385           69.05                 0.37%                  0.43%                6.2800           0.0610
  79                  7,068,286           50.49                 0.37%                  0.43%                6.4150           0.0210
  80                  7,362,694           62.40                 0.36%                  0.42%                6.1200           0.0210
  81                  7,379,172           54.02                 0.35%                  0.41%                6.4000           0.0610
  82                  7,592,597           47.45                 0.35%                  0.41%                6.3600           0.0210
  83                  7,240,992           67.05                 0.35%                  2.46%                6.2710           0.0210
  84                  6,393,608           51.15                 0.34%                  0.39%                6.2000           0.0210
  85                  7,417,198           72.72                 0.34%                  0.39%                6.4300           0.0210
  86                  7,318,677           52.28                 0.33%                  0.39%                5.9890           0.0310
  87                  7,529,413           57.70                 0.33%                  0.39%                6.1600           0.0210
  88                  7,184,039           64.72                 0.33%                  0.38%                6.0680           0.1110
  89                  7,291,143           70.11                 0.33%                  0.38%                6.2940           0.0210
  90                  6,646,236           63.91                 0.32%                  0.37%                6.3800           0.0210
  91                  6,888,674           49.92                 0.31%                  0.36%                6.2280           0.0210
  92                  6,643,916           60.40                 0.31%                  0.36%                5.9850           0.0210
  93                  6,334,181           55.56                 0.31%                  0.36%                6.3190           0.0210
93.01                 3,333,780                                 0.16%                  0.19%
93.02                 3,000,402                                 0.14%                  0.17%
  94                  6,668,001           56.37                 0.30%                  2.15%                6.2000           0.0210
  95                  6,929,727           66.44                 0.30%                  0.35%                6.2400           0.0610
  96                  6,624,032           60.22                 0.30%                  0.35%                5.9900           0.0210
  97                  5,443,591           45.36                 0.29%                  0.34%                6.1400           0.0910
  98                  6,302,937           66.35                 0.29%                  0.33%                6.1800           0.0510
  99                  5,915,510           68.59                 0.28%                  0.33%                6.3660           0.0210
 100                  6,101,035           67.04                 0.28%                  1.98%                6.3910           0.0210
 101                  5,710,172           64.16                 0.28%                  0.32%                6.1600           0.0210
 102                  5,400,935           56.26                 0.27%                  0.32%                6.4100           0.0210
 103                  6,009,310           58.34                 0.27%                  0.31%                6.1200           0.0210
 104                  5,511,997           47.11                 0.27%                  0.31%                5.9960           0.1110
 105                  5,794,433           57.09                 0.27%                  0.31%                6.2600           0.0210
 106                  5,804,584           70.79                 0.27%                  0.31%                6.3400           0.0610
 107                  5,546,140           37.22                 0.27%                  0.31%                6.2000           0.0310
 108                  5,827,979           55.50                 0.26%                  0.31%                6.4060           0.0210
 109                  5,900,540           57.15                 0.26%                  0.30%                6.0800           0.0210
 110                  5,704,562           55.12                 0.26%                  0.30%                6.1020           0.0210
 111                  5,768,038           57.68                 0.26%                  0.30%                6.1800           0.0310
 112                  5,413,160           65.61                 0.26%                  1.80%                6.2300           0.0310
 113                  5,580,548           60.66                 0.26%                  0.30%                6.1600           0.0210
 114                  5,513,565           63.37                 0.26%                  0.30%                6.1500           0.0210
 115                  5,367,115           65.45                 0.25%                  0.29%                6.2700           0.0210
 116                  5,674,811           72.61                 0.25%                  0.29%                6.2400           0.0610
 117                  4,735,712           55.71                 0.25%                  0.29%                6.4700           0.0210
 118                  5,273,356           71.26                 0.24%                  0.28%                6.1900           0.0810
 119                  5,485,325           66.49                 0.24%                  0.28%                6.0310           0.0210
 120                  4,974,399           61.41                 0.24%                  0.28%                6.3840           0.0710
 121                  5,259,019           60.45                 0.24%                  0.27%                6.1630           0.0810
 122                  5,188,510           63.27                 0.23%                  0.27%                6.2940           0.0210
 123                  5,091,870           69.75                 0.23%                  0.27%                6.3180           0.0210
 124                  4,923,863           65.65                 0.23%                  0.27%                6.2500           0.0210
 125                  4,882,091           58.68                 0.23%                  0.26%                6.0750           0.0210
 126                  4,874,325           62.09                 0.23%                  0.26%                6.0000           0.0210
 127                  4,712,555           61.20                 0.23%                  0.26%                6.3500           0.0210
 128                  3,052,716           38.16                 0.23%                  0.26%                6.3050           0.0210
 129                  4,908,930           61.36                 0.23%                  0.26%                6.1800           0.0210
 130                  4,947,440           58.55                 0.22%                  0.26%                6.2390           0.0210
 131                  5,067,380           71.27                 0.22%                  0.26%                6.2240           0.0210
                      4,774,996           57.06                 0.22%                  0.25%                6.4360           0.0210
 132                  2,870,465           57.06                 0.13%                  0.15%                6.4360           0.0210
 133                  1,904,531           57.06                 0.09%                  0.10%                6.4360           0.0210
 134                  4,734,988           67.64                 0.22%                  0.25%                6.1100           0.0810
 135                  4,524,313           62.49                 0.21%                  0.25%                6.9000           0.0210
 136                  4,794,572           67.53                 0.21%                  0.25%                6.2400           0.0810
 138                  4,280,253           53.50                 0.21%                  0.24%                6.3190           0.0210
 140                  4,693,213           62.58                 0.21%                  0.24%                6.2470           0.0210
 139                  5,000,000           72.46                 0.21%                  0.24%                5.9750           0.0210
 137                  4,246,729           48.42                 0.21%                  0.24%                6.0500           0.0210
 141                  4,363,535           59.05                 0.20%                  0.24%                6.2200           0.0210
141.01                2,805,130                                 0.13%                  0.15%
141.02                1,558,405                                 0.07%                  0.08%
 142                  4,167,893           51.46                 0.20%                  0.23%                6.4500           0.0210
 143                  4,478,160           69.97                 0.20%                  0.23%                6.1010           0.0210
 144                  4,073,312           62.67                 0.20%                  1.38%                6.3750           0.0210
 145                  4,043,904           54.80                 0.19%                  0.23%                6.3100           0.0210
 146                  4,002,339           53.36                 0.19%                  0.23%                5.7900           0.0510
 147                  3,957,384           68.23                 0.19%                  0.22%                6.1930           0.0710
 148                  4,115,381           73.49                 0.18%                  0.22%                5.9010           0.0210
 149                  3,922,385           66.48                 0.18%                  0.21%                6.2600           0.0210
 150                  3,906,770           66.22                 0.18%                  1.25%                6.2800           0.0310
 151                  4,022,473           64.88                 0.18%                  0.21%                6.4300           0.0610
 152                  3,610,984           61.73                 0.17%                  0.20%                6.4700           0.0210
 153                  3,637,681           71.33                 0.17%                  0.20%                6.2700           0.0210
 154                  3,698,788           54.80                 0.17%                  0.20%                6.3600           0.0210
 155                  3,419,781           48.85                 0.16%                  0.19%                6.2770           0.0210
 156                  3,631,719           71.63                 0.16%                  0.19%                6.2400           0.0210
 157                  3,722,156           61.02                 0.16%                  0.19%                6.0600           0.0210
 158                  3,380,443           60.37                 0.16%                  0.18%                6.1700           0.0210
 159                  3,235,833           54.38                 0.16%                  0.18%                6.3600           0.0210
 160                  3,184,989           68.13                 0.15%                  0.18%                6.5190           0.1110
 161                  3,138,233           58.12                 0.15%                  0.18%                6.2360           0.0210
 162                  3,112,708           68.41                 0.15%                  0.17%                6.2800           0.0210
 163                  3,205,689           66.79                 0.15%                  1.05%                6.2100           0.0210
 164                  2,950,498           57.85                 0.15%                  0.17%                6.4600           0.0210
 165                  3,196,420           63.93                 0.15%                  1.05%                6.0800           0.0610
 166                  3,258,873           73.23                 0.15%                  1.05%                6.0880           0.0210
 167                     27,940            0.25                 0.15%                  0.17%                6.1500           0.0210
 168                  3,550,000           37.25                 0.15%                  0.17%                5.9900           0.0210
 169                  3,119,133           72.54                 0.14%                  0.17%                6.1700           0.0210
 170                  2,847,794           63.28                 0.14%                  0.16%                6.6000           0.0210
 171                  2,764,044           69.10                 0.13%                  0.15%                6.2520           0.0210
 172                  2,661,503           57.11                 0.13%                  0.15%                6.4200           0.0210
 173                  2,726,868           52.95                 0.12%                  0.14%                6.3000           0.0210
 174                  2,041,791           48.61                 0.12%                  0.87%                7.0000           0.0310
 175                  2,583,145           57.40                 0.12%                  0.14%                6.5200           0.0210
 176                  2,573,275           59.16                 0.12%                  0.14%                6.3840           0.0210
 177                  2,629,001           59.75                 0.12%                  0.14%                6.1600           0.0210
 178                  2,564,330           68.38                 0.12%                  0.14%                6.2850           0.0210
 179                  2,705,049           67.12                 0.12%                  0.14%                6.2500           0.0210
 180                  2,383,032           59.58                 0.12%                  0.81%                6.1200           0.0210
 181                  2,393,019           51.46                 0.12%                  0.13%                6.2600           0.0210
 182                  2,484,395           67.15                 0.11%                  0.13%                6.2150           0.0210
 183                  2,571,702           70.65                 0.11%                  0.13%                6.2500           0.0210
 184                  2,250,506           60.01                 0.11%                  0.13%                6.3700           0.0210
 185                  2,348,175           58.70                 0.11%                  0.12%                6.3700           0.0710
 186                  2,304,926           44.07                 0.11%                  0.12%                6.0100           0.0210
 187                  1,876,893           60.94                 0.10%                  0.72%                6.8100           0.0310
 188                  1,936,527           64.55                 0.09%                  0.11%                6.4300           0.0210
 189                  2,025,083           58.87                 0.09%                  0.11%                6.1400           0.0610
 190                  1,917,595           63.92                 0.09%                  0.11%                6.1600           0.0210
 191                  1,799,339           51.41                 0.09%                  0.10%                6.3500           0.0210
 192                  1,802,619           63.25                 0.09%                  0.61%                6.4100           0.0210
 193                  1,696,239           56.54                 0.08%                  0.57%                6.3400           0.0210
 194                  1,198,452           38.17                 0.08%                  0.09%                6.4700           0.0210
 195                  1,506,004           42.13                 0.08%                  0.09%                6.3800           0.0210
 196                  1,671,330           66.85                 0.08%                  0.09%                6.2600           0.0210
 197                  1,596,808           64.75                 0.07%                  0.09%                6.6500           0.0210
 198                  1,607,073           60.42                 0.07%                  0.09%                6.3300           0.0210
 199                  1,311,598           46.84                 0.07%                  0.09%                6.7000           0.0810
 200                  1,385,361           55.41                 0.07%                  0.09%                6.2300           0.0810
 201                  1,508,517           40.77                 0.07%                  0.08%                6.5600           0.0210
 202                  1,451,493           49.88                 0.07%                  0.08%                6.3000           0.0210
 203                  1,524,826           50.83                 0.07%                  0.47%                6.2200           0.0210
203.01                  930,144                                 0.04%                  0.29%
203.02                  594,682                                 0.03%                  0.18%
 204                  1,382,277           37.26                 0.07%                  0.08%                6.6400           0.0210
 205                  1,270,274           55.71                 0.06%                  0.07%                6.5300           0.0210
 206                  1,162,977           50.56                 0.05%                  0.06%                6.4300           0.0210
 207                  1,188,407           67.14                 0.05%                  0.06%                6.6100           0.0210
 208                  1,275,000           46.79                 0.05%                  0.06%                6.5100           0.0210
 209                  1,098,005           65.36                 0.05%                  0.06%                6.5300           0.0210
 210                    737,497           46.83                 0.04%                  0.31%                7.0000           0.0310
 211                    346,447           18.23                 0.03%                  0.04%                6.8000           0.0210

                NET
              MORTGAGE                             MONTHLY P&I DEBT           ANNUAL P&I DEBT                            FIRST
LOAN #       RATE %(11)       ACCRUAL TYPE       SERVICE ($)(4)(12)(13)       SERVICE ($)(4)         NOTE DATE      PAYMENT DATE(14)
------------------------------------------------------------------------------------------------------------------------------------

  1            6.2742          Actual/360              1529327.36              18,351,928.32         8/11/2006             10/1/2006
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2            5.8287          Actual/360              769,049.92              9,228,599.05          8/11/2006             10/1/2006
  3            5.9565          Actual/360              870,425.92              10,445,111.04         8/17/2006             10/1/2006
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.10
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.20
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.30
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.40
 3.41
 3.42
 3.43
 3.44
 3.45
  4            6.6150          Actual/360              616,464.52              7,397,574.24          7/24/2006              9/8/2006
  5            6.1590          Actual/360              342,982.63              4,115,791.56           6/8/2006              7/8/2006
  6            5.2499          Actual/360              285,605.44              3,427,265.28         11/23/2005              1/8/2006
  7            6.2540          Actual/360              229,158.12              2,749,897.44          5/15/2006              7/8/2006
  8            5.8490          Actual/360              177,365.47              2,128,385.64           2/7/2006              3/8/2006
  9            5.8290          Actual/360              177,409.24              2,128,910.88          4/28/2006              6/1/2006
  10           5.9580          Actual/360              149,479.84              1,793,758.13          8/24/2006             10/1/2006
10.01
10.02
  11           6.1590          Actual/360              170,913.45              2,050,961.40          6/15/2006              8/8/2006
  12           6.0290          Actual/360              172,576.25              2,070,915.00          6/29/2006              8/1/2006
  13           6.0180          Actual/360              168,576.86              2,022,922.32           9/7/2006             10/1/2006
  14           5.9520          Actual/360              156,303.85              1,875,646.20           9/1/2006             10/1/2006
  15           6.3350          Actual/360              167,175.55              2,006,106.60           7/7/2006              9/1/2006
15.01
15.02
  16           6.1090          Actual/360              160,665.35              1,927,984.20          7/10/2006              9/1/2006
  17           5.9660          Actual/360              152,672.32              1,832,067.86           9/7/2006             10/8/2006
  18           6.1090          Actual/360              149,102.32              1,789,227.84          5/26/2006              7/1/2006
  19           5.8410          Actual/360              141,769.72              1,701,236.64           8/4/2006             10/1/2006
  20           6.0790          Actual/360              144,226.76              1,730,721.12           9/5/2006             10/8/2006
  21           6.0420          Actual/360              141,847.62              1,702,171.44           9/8/2006             10/1/2006
  22           6.0890          Actual/360              136,639.63              1,639,675.56          6/15/2006              8/1/2006
  23           6.0030          Actual/360              108,156.60              1,297,879.20           7/7/2006              9/1/2006
  24           6.1040          Actual/360              124,560.16              1,494,721.92          8/24/2006             10/1/2006
                               Actual/360              113,756.90              1,365,082.80            Various               Various
  25           5.6390          Actual/360              38,886.83                466,641.96            5/1/2006              7/1/2006
  26           5.6390          Actual/360              17,412.01                208,944.12            5/1/2006              7/1/2006
  27           5.8890          Actual/360              14,908.49                178,901.88           6/15/2006              8/1/2006
  28           5.8090          Actual/360              14,484.85                173,818.20            5/1/2006              7/1/2006
  29           5.6390          Actual/360              12,478.61                149,743.32            5/1/2006              7/1/2006
  30           6.0390          Actual/360              10,362.51                124,350.12            5/1/2006              7/1/2006
  31           5.6390          Actual/360               5,223.60                 62,683.20            5/1/2006              7/1/2006
  32           6.1840          Actual/360              114,837.50              1,378,050.00          6/21/2006              8/1/2006
  33           5.7590          Actual/360              108,313.81              1,299,765.72           7/6/2006              8/8/2006
  34           6.0990          Actual/360              109,311.70              1,311,740.40           6/6/2006              7/8/2006
  35           5.8890          Actual/360              103,910.89              1,246,930.68          7/25/2006              9/8/2006
  36           5.8090          Actual/360              83,738.77               1,004,865.24           8/1/2006              9/8/2006
  37           5.9890          Actual/360              101,071.76              1,212,861.12          6/30/2006              8/1/2006
  38           6.3190          Actual/360              96,034.50               1,152,414.00          7/14/2006              9/8/2006
  39           6.3190          Actual/360              80,350.69                964,208.28            8/1/2006              9/8/2006
  40           6.2790          Actual/360              92,845.92               1,114,151.04          6/20/2006              8/8/2006
  41           6.3540          Actual/360              92,332.75               1,107,993.00          7/28/2006              9/1/2006
  42           5.9890          Actual/360              88,098.37               1,057,180.44          6/30/2006              8/1/2006
  43           6.1490          Actual/360              87,152.24               1,045,826.88          7/20/2006              9/8/2006
43.01
43.02
43.03
43.04
43.05
  44           6.7290          Actual/360              97,418.53               1,169,022.36           9/8/2006             10/1/2006
44.01
44.02
44.03
44.04
44.05
  45           6.1970          Actual/360              85,909.25               1,030,911.00           9/8/2006             10/1/2006
  46           6.1290          Actual/360              83,464.26               1,001,571.12          7/25/2006              9/8/2006
  47           6.0990          Actual/360              82,129.53                985,554.36           7/13/2006              9/8/2006
  48           6.1290          Actual/360              88,222.72               1,058,672.64          6/14/2006              8/8/2006
  49           6.1040          Actual/360              80,054.27                960,651.24           5/31/2006              7/1/2006
  50           6.3350          Actual/360              80,007.67                960,092.04            7/7/2006              9/1/2006
50.01
50.02
  51           6.5090          Actual/360              81,157.41                973,888.92           6/20/2006              8/8/2006
  52           6.4490          Actual/360              80,938.29                971,259.48           6/29/2006              8/1/2006
52.01
52.02
52.03
52.04
52.05
52.06
52.07
52.08
52.09
  53           6.4690          Actual/360              79,008.50                948,102.00           7/31/2006              9/1/2006
  54           5.9490          Actual/360              74,702.89                896,434.68           8/17/2006             10/8/2006
  55           6.4790          Actual/360              78,376.43                940,517.16           7/17/2006              9/8/2006
  56           6.1590          Actual/360              73,340.61                880,087.33           8/29/2006             10/8/2006
  57           5.9390          Actual/360              69,846.81                838,161.70           8/29/2006             10/8/2006
  58           6.3290          Actual/360              60,854.17                730,250.04            9/1/2006             10/8/2006
  59           6.2990          Actual/360              70,277.39                843,328.68           6/20/2006              8/8/2006
  60           5.9600          Actual/360              66,431.06                797,172.72           7/14/2006              9/8/2006
60.01
60.02
60.03
  61           5.3920            30/360                48,378.69                580,544.28           4/21/2006              6/1/2006
  62           7.0490          Actual/360              76,693.81                920,325.72            6/9/2006              8/1/2006
62.01
62.02
62.03
  63           5.9990          Actual/360              63,087.88                757,054.56           7/19/2006              9/8/2006
  64           6.4090          Actual/360              65,884.51                790,614.12           7/14/2006              9/8/2006
               6.1950          Actual/360              64,418.30                773,019.63           8/31/2006             10/1/2006
  65           6.1950          Actual/360              34,356.43                412,277.16           8/31/2006             10/1/2006
  66           6.1950          Actual/360              30,061.87                360,742.47           8/31/2006             10/1/2006
  67           5.9270          Actual/360              50,846.53                610,158.36           5/10/2006              7/1/2006
67.01
67.02
67.03
  68           5.9290          Actual/360              59,633.97                715,607.64            8/4/2006              9/8/2006
  69           6.1290          Actual/360              59,643.44                715,721.28            6/7/2006              7/8/2006
  70           6.3390          Actual/360              60,046.52                720,558.24           5/26/2006              7/8/2006
  71           6.2730          Actual/360              58,827.12                705,925.44           6/14/2006              8/1/2006
  72           6.2730          Actual/360              58,794.50                705,534.00           6/14/2006              8/1/2006
  73           6.3350          Actual/360              59,149.64                709,795.68            7/7/2006              9/1/2006
  74           6.0890          Actual/360              57,630.88                691,570.56           8/28/2006             10/8/2006
74.01
74.02
  75           6.5790          Actual/360              60,735.35                728,824.20           6/15/2006              8/1/2006
  76           5.3690          Actual/360              51,042.51                612,510.12           5/30/2006              7/8/2006
  77           6.7700          Actual/360              59,270.65                711,247.80            5/4/2006              7/1/2006
77.01
77.02
  78           6.2190          Actual/360              55,590.27                667,083.24           8/14/2006             10/1/2006
  79           6.3940          Actual/360              60,291.49                723,497.88           6/13/2006              8/8/2006
  80           6.0990          Actual/360              52,530.35                630,364.20           7/13/2006              9/8/2006
  81           6.3390          Actual/360              53,793.51                645,522.12           7/17/2006              9/1/2006
  82           6.3390          Actual/360              52,945.58                635,346.96           8/10/2006             10/8/2006
  83           6.2500          Actual/360              52,266.99                627,203.88           7/14/2006              9/1/2006
  84           6.1790          Actual/360              53,839.73                646,076.76           7/18/2006              9/8/2006
  85           6.4090          Actual/360              51,082.46                612,989.52           7/14/2006              9/8/2006
  86           5.9580          Actual/360              48,506.32                582,075.84           7/19/2006              9/1/2006
  87           6.1390          Actual/360              48,973.02                587,676.24           6/26/2006              8/8/2006
  88           5.9570          Actual/360              45,981.09                551,773.08           8/11/2006             10/1/2006
  89           6.2730          Actual/360              49,214.36                590,572.32           6/14/2006              8/1/2006
  90           6.3590          Actual/360              48,375.26                580,503.12            6/2/2006              7/8/2006
  91           6.2070          Actual/360              46,624.39                559,492.68           8/18/2006             10/1/2006
  92           5.9640          Actual/360              44,893.99                538,727.84            9/7/2006             10/8/2006
  93           6.2980          Actual/360              45,895.68                550,748.16           8/11/2006             10/1/2006
93.01
93.02
  94           6.1790          Actual/360              43,192.59                518,311.08           7/28/2006              9/8/2006
  95           6.1790          Actual/360              45,410.39                544,924.68            6/1/2006              7/1/2006
  96           5.9690          Actual/360              43,121.36                517,456.32           7/20/2006              9/8/2006
  97           6.0490          Actual/360              60,452.18                725,426.16           8/16/2006             10/1/2006
  98           6.1290          Actual/360              42,476.44                509,717.28           6/14/2006              8/1/2006
  99           6.3450          Actual/360              43,006.42                516,077.04           6/16/2006              8/1/2006
 100           6.3700          Actual/360              42,650.57                511,806.84           7/13/2006              9/1/2006
 101           6.1390          Actual/360              40,861.67                490,340.04           6/12/2006              8/8/2006
 102           6.3890          Actual/360              42,888.16                514,657.91            8/9/2006             10/8/2006
 103           6.0990          Actual/360              39,584.20                475,010.36            9/5/2006             10/8/2006
 104           5.8850          Actual/360              38,954.07                467,448.84           8/16/2006             10/1/2006
 105           6.2390          Actual/360              40,063.90                480,766.80           6/29/2006              8/8/2006
 106           6.2790          Actual/360              40,402.87                484,834.44           6/26/2006              8/1/2006
 107           6.1690          Actual/360              39,810.48                477,725.76           6/22/2006              8/1/2006
 108           6.3850          Actual/360              40,057.52                480,690.24           8/17/2006             10/1/2006
 109           6.0590          Actual/360              38,096.32                457,155.87           8/30/2006             10/8/2006
 110           6.0810          Actual/360              38,185.81                458,229.72            7/6/2006              9/1/2006
 111           6.1490          Actual/360              38,198.23                458,378.76           6/14/2006              8/1/2006
 112           6.1990          Actual/360              38,093.86                457,126.32           5/26/2006              7/1/2006
 113           6.1390          Actual/360              36,020.44                432,245.28           8/15/2006             10/1/2006
 114           6.1290          Actual/360              37,772.15                453,265.80           6/29/2006              8/8/2006
 115           6.2490          Actual/360              37,065.07                444,780.84           6/16/2006              8/8/2006
 116           6.1790          Actual/360              37,186.95                446,243.40            6/1/2006              7/1/2006
 117           6.4490          Actual/360              40,534.69                486,416.31            8/4/2006              9/8/2006
 118           6.1090          Actual/360              36,250.35                435,004.20           5/30/2006              7/1/2006
 119           6.0100          Actual/360              35,250.54                423,006.48            6/9/2006              8/1/2006
 120           6.3130          Actual/360              36,218.60                434,623.20           7/14/2006              9/1/2006
 121           6.0820          Actual/360              34,773.99                417,287.88           6/29/2006              8/1/2006
 122           6.2730          Actual/360              35,021.83                420,261.96           6/14/2006              8/1/2006
 123           6.2970          Actual/360              34,728.21                416,738.52           6/26/2006              8/1/2006
 124           6.2290          Actual/360              34,018.38                408,220.56            6/1/2006              7/8/2006
 125           6.0540          Actual/360              33,240.95                398,891.40           8/23/2006             10/8/2006
 126           5.9790          Actual/360              32,975.28                395,703.36           5/30/2006              7/8/2006
 127           6.3290          Actual/360              34,222.96                410,675.52            8/2/2006              9/8/2006
 128           6.2840          Actual/360              44,167.22                530,006.64            7/6/2006              8/8/2006
 129           6.1590          Actual/360              32,296.53                387,558.36           5/31/2006              7/8/2006
 130           6.2180          Actual/360              33,517.61                402,211.32           8/22/2006             10/1/2006
 131           6.2030          Actual/360              33,157.47                397,889.64           7/28/2006              9/1/2006
               6.4150          Actual/360              32,900.13                394,801.56           6/30/2006              8/1/2006
 132           6.4150          Actual/360              19,777.75                237,333.00           6/30/2006              8/1/2006
 133           6.4150          Actual/360              13,122.38                157,468.56           6/30/2006              8/1/2006
 134           6.0290          Actual/360              31,715.18                380,582.16            4/7/2006              6/1/2006
 135           6.8790          Actual/360              34,247.21                410,966.52           6/16/2006              8/8/2006
 136           6.1590          Actual/360              31,417.62                377,011.44            6/7/2006              8/1/2006
 138           6.2980          Actual/360              31,010.59                372,127.08            9/8/2006             10/1/2006
 140           6.2260          Actual/360              30,776.10                369,313.20            8/1/2006             10/1/2006
 139           5.9540          Actual/360              25,241.61                302,899.32            8/9/2006             10/8/2006
 137           6.0290          Actual/360              30,138.44                361,661.34           8/28/2006             10/8/2006
 141           6.1990          Actual/360              30,074.60                360,895.20           8/18/2006             10/8/2006
141.01
141.02
 142           6.4290          Actual/360              30,495.99                365,951.88            7/6/2006              8/8/2006
 143           6.0800          Actual/360              28,969.64                347,635.68           8/16/2006             10/1/2006
 144           6.3540          Actual/360              29,633.82                355,605.84           6/28/2006              8/8/2006
 145           6.2890          Actual/360              29,277.27                351,327.24           7/20/2006              9/8/2006
 146           5.7390          Actual/360              27,840.53                334,086.36          12/29/2005              2/1/2006
 147           6.1220          Actual/360              28,397.49                340,769.85           8/31/2006             10/1/2006
 148           5.8800          Actual/360              26,575.38                318,904.56            8/7/2006             10/1/2006
 149           6.2390          Actual/360              27,120.18                325,442.16            7/3/2006              8/8/2006
 150           6.2490          Actual/360              26,559.80                318,717.60           7/28/2006              9/1/2006
 151           6.3690          Actual/360              26,824.41                321,892.92           6/15/2006              8/1/2006
 152           6.4490          Actual/360              26,464.05                317,568.60           5/16/2006              7/8/2006
 153           6.2490          Actual/360              25,174.36                302,092.32           5/31/2006              7/8/2006
 154           6.3390          Actual/360              25,320.44                303,845.28           7/28/2006              9/8/2006
 155           6.2560          Actual/360              24,698.97                296,387.64            8/8/2006             10/1/2006
 156           6.2190          Actual/360              24,602.68                295,232.16           6/14/2006              8/8/2006
 157           6.0390          Actual/360              23,985.69                287,828.28            6/8/2006              7/8/2006
 158           6.1490          Actual/360              23,199.90                278,398.80            9/1/2006             10/1/2006
 159           6.3390          Actual/360              23,514.07                282,168.84            7/6/2006              8/8/2006
 160           6.4080          Actual/360              23,432.77                281,193.23           8/31/2006             10/1/2006
 161           6.2150          Actual/360              22,594.16                271,129.87           8/25/2006             10/8/2006
 162           6.2590          Actual/360              22,483.18                269,798.16            6/1/2006              7/8/2006
 163           6.1890          Actual/360              22,072.25                264,867.00           6/30/2006              8/8/2006
 164           6.4390          Actual/360              23,508.13                282,097.56            8/9/2006             10/8/2006
 165           6.0190          Actual/360              21,769.33                261,231.96            6/1/2006              8/1/2006
 166           6.0670          Actual/360              21,787.92                261,455.04           7/31/2006              9/1/2006
 167           6.1290          Actual/360              40,239.09                482,869.08           6/15/2006              8/8/2006
 168           5.9690          Actual/360              17,966.53                215,598.36            6/6/2006              7/8/2006
 169           6.1490          Actual/360              21,002.01                252,024.12           6/27/2006              8/8/2006
 170           6.5790          Actual/360              21,075.74                252,908.88           6/28/2006              8/8/2006
 171           6.2310          Actual/360              19,707.11                236,485.32            7/7/2006              8/8/2006
 172           6.3990          Actual/360              19,431.30                233,175.60           5/30/2006              7/8/2006
 173           6.2790          Actual/360              18,569.18                222,830.16           6/13/2006              8/8/2006
 174           6.9690          Actual/360              19,959.07                239,508.84           6/19/2006              8/1/2006
 175           6.4990          Actual/360              19,001.52                228,018.24           6/27/2006              8/8/2006
 176           6.3630          Actual/360              18,733.76                224,805.12           6/22/2006              8/8/2006
 177           6.1390          Actual/360              17,686.40                212,236.80           6/26/2006              8/8/2006
 178           6.2640          Actual/360              17,767.36                213,208.32           6/23/2006              8/1/2006
 179           6.2290          Actual/360              17,486.37                209,836.44           6/15/2006              8/8/2006
 180           6.0990          Actual/360              17,004.04                204,048.48           8/15/2006             10/8/2006
 181           6.2390          Actual/360              17,258.30                207,099.60            6/7/2006              7/8/2006
 182           6.1940          Actual/360              16,796.06                201,552.72            9/7/2006             10/8/2006
 183           6.2290          Actual/360              16,624.36                199,492.32           6/15/2006              8/8/2006
 184           6.3490          Actual/360              16,368.00                196,416.00            6/2/2006              7/8/2006
 185           6.2990          Actual/360              16,087.41                193,048.92           6/19/2006              8/1/2006
 186           5.9890          Actual/360              15,304.94                183,659.28           5/22/2006              7/8/2006
 187           6.7790          Actual/360              16,151.64                193,819.68            8/2/2006             10/1/2006
 188           6.4090          Actual/360              14,149.48                169,793.76           7/31/2006              9/8/2006
 189           6.0790          Actual/360              13,047.30                156,567.60            8/4/2006             10/1/2006
 190           6.1390          Actual/360              13,722.20                164,666.40           6/21/2006              8/8/2006
 191           6.3290          Actual/360              13,066.95                156,803.40            8/1/2006              9/8/2006
 192           6.3890          Actual/360              13,149.38                157,792.56           6/28/2006              8/8/2006
 193           6.3190          Actual/360              12,307.33                147,687.96           6/19/2006              8/8/2006
 194           6.4490          Actual/360              13,130.01                157,560.12           7/19/2006              9/8/2006
 195           6.3590          Actual/360              12,820.38                153,844.56           5/26/2006              7/8/2006
 196           6.2390          Actual/360              11,556.89                138,682.68           7/31/2006              9/8/2006
 197           6.6290          Actual/360              11,619.56                139,434.72           7/21/2006              9/8/2006
 198           6.3090          Actual/360              11,176.73                134,120.76           6/22/2006              8/8/2006
 199           6.6190          Actual/360              13,051.07                156,612.84           7/25/2006              9/1/2006
 200           6.1490          Actual/360              11,687.20                140,246.40           7/28/2006              9/1/2006
 201           6.5390          Actual/360              11,130.33                133,563.96           6/30/2006              8/8/2006
 202           6.2790          Actual/360              11,485.69                137,828.28           4/11/2006              6/8/2006
 203           6.1990          Actual/360               9,973.72                119,684.64            8/1/2006              9/8/2006
203.01
203.02
 204           6.6190          Actual/360              10,260.85                123,130.20           6/27/2006              8/8/2006
 205           6.5090          Actual/360               9,352.12                112,225.44           5/25/2006              7/8/2006
 206           6.4090          Actual/360               8,157.13                 97,885.56           8/18/2006             10/8/2006
 207           6.5890          Actual/360               8,311.15                 99,733.80           6/22/2006              8/8/2006
 208           6.4890          Actual/360               7,012.94                 84,155.28            7/6/2006              8/8/2006
 209           6.5090          Actual/360               8,084.04                 97,008.48           7/20/2006              9/8/2006
 210           6.9690          Actual/360               7,211.88                 86,542.56           5/15/2006              7/1/2006
 211           6.7790          Actual/360               6,657.63                 79,891.56            7/6/2006              8/8/2006

                                                                  FINAL                          ORIGINAL TERM        REMAINING TERM
               PAYMENT         MATURITY/                         MATURITY                         TO MATURITY          TO MATURITY
LOAN #        DUE DATE         ARD DATE          ARD LOAN         DATE          SEASONING          OR ARD(14)              OR ARD
------------------------------------------------------------------------------------------------------------------------------------

  1               1            9/1/2016            No                              0                  120                  120
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2               1            9/1/2011            No                              0                  60                    60
  3               1            9/1/2016            No                              0                  120                  120
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.10
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.20
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.30
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.40
 3.41
 3.42
 3.43
 3.44
 3.45
  4               8            8/8/2016            No                              1                  120                  119
  5               8            6/8/2016            No                              3                  120                  117
  6               8           12/8/2015            No                              9                  120                  111
  7               8            6/8/2016            No                              3                  120                  117
  8               8            2/8/2016            No                              7                  120                  113
  9               1            5/1/2016            No                              4                  120                  116
  10              1            9/1/2016            No                              0                  120                  120
10.01
10.02
  11              8            7/8/2013            No                              2                  84                    82
  12              1            2/1/2017            No                              2                  127                  125
  13              1           10/1/2016            No                              0                  121                  121
  14              1           10/1/2016            No                              0                  121                  121
  15              1            8/1/2016            No                              1                  120                  119
15.01
15.02
  16              1            8/1/2016            No                              1                  120                  119
  17              8            9/8/2016            No                              0                  120                  120
  18              1            6/1/2016            No                              3                  120                  117
  19              1            9/1/2016            No                              0                  120                  120
  20              8            9/8/2016            No                              0                  120                  120
  21              1           10/1/2016            No                              0                  121                  121
  22              1            7/1/2016            No                              2                  120                  118
  23              1            8/1/2016            No                              1                  120                  119
  24              1            9/1/2016            No                              0                  120                  120
                  1             Various            No                           Various               120                Various
  25              1            6/1/2016            No                              3                  120                  117
  26              1            6/1/2016            No                              3                  120                  117
  27              1            7/1/2016            No                              2                  120                  118
  28              1            6/1/2016            No                              3                  120                  117
  29              1            6/1/2016            No                              3                  120                  117
  30              1            6/1/2016            No                              3                  120                  117
  31              1            6/1/2016            No                              3                  120                  117
  32              1            7/1/2016            No                              2                  120                  118
  33              8            7/8/2016            No                              2                  120                  118
  34              8            6/8/2016            No                              3                  120                  117
  35              8            8/8/2016            No                              1                  120                  119
  36              8            8/8/2016            No                              1                  120                  119
  37              1            7/1/2016            No                              2                  120                  118
  38              8            8/8/2016            No                              1                  120                  119
  39              8            8/8/2016            No                              1                  120                  119
  40              8            7/8/2016            No                              2                  120                  118
  41              1            8/1/2016            No                              1                  120                  119
  42              1            7/1/2016            No                              2                  120                  118
  43              8            8/8/2016            No                              1                  120                  119
43.01
43.02
43.03
43.04
43.05
  44              1           10/1/2016            No                              0                  121                  121
44.01
44.02
44.03
44.04
44.05
  45              1           10/1/2016            No                              0                  121                  121
  46              8            8/8/2016            No                              1                  120                  119
  47              8            8/8/2016            No                              1                  120                  119
  48              8            7/8/2016            No                              2                  120                  118
  49              1            6/1/2016            No                              3                  120                  117
  50              1            8/1/2016            No                              1                  120                  119
50.01
50.02
  51              8            7/8/2016            No                              2                  120                  118
  52              1            7/1/2016            No                              2                  120                  118
52.01
52.02
52.03
52.04
52.05
52.06
52.07
52.08
52.09
  53              1            8/1/2016            No                              1                  120                  119
  54              8            9/8/2016            No                              0                  120                  120
  55              8            8/8/2011            No                              1                  60                    59
  56              8            9/8/2016            No                              0                  120                  120
  57              8            9/8/2016            No                              0                  120                  120
  58              8            9/8/2011            No                              0                  60                    60
  59              8            7/8/2016            No                              2                  120                  118
  60              8            8/8/2016            No                              1                  120                  119
60.01
60.02
60.03
  61              1            5/1/2016            No                              4                  120                  116
  62              1            7/1/2016            No                              2                  120                  118
62.01
62.02
62.03
  63              8            8/8/2016            No                              1                  120                  119
  64              8            8/8/2016            No                              1                  120                  119
                  1            9/1/2016            No                              0                  120                  120
  65              1            9/1/2016            No                              0                  120                  120
  66              1            9/1/2016            No                              0                  120                  120
  67              1            6/1/2016            No                              3                  120                  117
67.01
67.02
67.03
  68              8            8/8/2016            No                              1                  120                  119
  69              8            6/8/2016            No                              3                  120                  117
  70              8            6/8/2016            No                              3                  120                  117
  71              1            7/1/2016            No                              2                  120                  118
  72              1            7/1/2016            No                              2                  120                  118
  73              1            8/1/2016           Yes           8/1/2036           1                  120                  119
  74              8            9/8/2016            No                              0                  120                  120
74.01
74.02
  75              1            7/1/2018            No                              2                  144                  142
  76              8            6/8/2016            No                              3                  120                  117
  77              1            6/1/2016            No                              3                  120                  117
77.01
77.02
  78              1            9/1/2016            No                              0                  120                  120
  79              8            7/8/2016            No                              2                  120                  118
  80              8            8/8/2016            No                              1                  120                  119
  81              1            8/1/2016            No                              1                  120                  119
  82              8            9/8/2016            No                              0                  120                  120
  83              1            8/1/2016            No                              1                  120                  119
  84              8            8/8/2016            No                              1                  120                  119
  85              8            8/8/2016            No                              1                  120                  119
  86              1            8/1/2016            No                              1                  120                  119
  87              8            7/8/2016            No                              2                  120                  118
  88              1            9/1/2016            No                              0                  120                  120
  89              1            7/1/2016            No                              2                  120                  118
  90              8            6/8/2016            No                              3                  120                  117
  91              1            9/1/2016            No                              0                  120                  120
  92              8            9/8/2016            No                              0                  120                  120
  93              1            9/1/2016            No                              0                  120                  120
93.01
93.02
  94              8            8/8/2016            No                              1                  120                  119
  95              1            6/1/2016            No                              3                  120                  117
  96              8            8/8/2016            No                              1                  120                  119
  97              1            9/1/2011            No                              0                  60                    60
  98              1            7/1/2016            No                              2                  120                  118
  99              1            7/1/2016            No                              2                  120                  118
 100              1            8/1/2016            No                              1                  120                  119
 101              8            7/8/2016            No                              2                  120                  118
 102              8            9/8/2016            No                              0                  120                  120
 103              8            9/8/2017            No                              0                  132                  132
 104              1            9/1/2016            No                              0                  120                  120
 105              8            7/8/2016            No                              2                  120                  118
 106              1            7/1/2016            No                              2                  120                  118
 107              1            7/1/2016            No                              2                  120                  118
 108              1            9/1/2016            No                              0                  120                  120
 109              8            9/8/2016            No                              0                  120                  120
 110              1            8/1/2016           Yes           8/1/2036           1                  120                  119
 111              1            7/1/2016            No                              2                  120                  118
 112              1            6/1/2016            No                              3                  120                  117
 113              1            9/1/2016            No                              0                  120                  120
 114              8            7/8/2016            No                              2                  120                  118
 115              8            7/8/2016            No                              2                  120                  118
 116              1            6/1/2016            No                              3                  120                  117
 117              8            8/8/2016            No                              1                  120                  119
 118              1            6/1/2016            No                              3                  120                  117
 119              1            7/1/2016            No                              2                  120                  118
 120              1            8/1/2016            No                              1                  120                  119
 121              1            7/1/2016            No                              2                  120                  118
 122              1            7/1/2016            No                              2                  120                  118
 123              1            7/1/2016            No                              2                  120                  118
 124              8            6/8/2016            No                              3                  120                  117
 125              8            9/8/2016            No                              0                  120                  120
 126              8            6/8/2016            No                              3                  120                  117
 127              8            8/8/2016            No                              1                  120                  119
 128              8            7/8/2016            No                              2                  120                  118
 129              8            6/8/2016            No                              3                  120                  117
 130              1            9/1/2016            No                              0                  120                  120
 131              1            8/1/2016            No                              1                  120                  119
                  1            7/1/2016            No                              2                  120                  118
 132              1            7/1/2016            No                              2                  120                  118
 133              1            7/1/2016            No                              2                  120                  118
 134              1            5/1/2016            No                              4                  120                  116
 135              8            7/8/2016            No                              2                  120                  118
 136              1            7/1/2016            No                              2                  120                  118
 138              1           10/1/2016            No                              0                  121                  121
 140              1            9/1/2016            No                              0                  120                  120
 139              8            9/8/2016            No                              0                  120                  120
 137              8            9/8/2016            No                              0                  120                  120
 141              8            9/8/2016            No                              0                  120                  120
141.01
141.02
 142              8            7/8/2016            No                              2                  120                  118
 143              1            9/1/2016            No                              0                  120                  120
 144              8            7/8/2016            No                              2                  120                  118
 145              8            8/8/2016            No                              1                  120                  119
 146              1            1/1/2016            No                              8                  120                  112
 147              1            9/1/2016            No                              0                  120                  120
 148              1            9/1/2016            No                              0                  120                  120
 149              8            7/8/2016            No                              2                  120                  118
 150              1            8/1/2016            No                              1                  120                  119
 151              1            7/1/2016            No                              2                  120                  118
 152              8            6/8/2016            No                              3                  120                  117
 153              8            6/8/2016            No                              3                  120                  117
 154              8            8/8/2016            No                              1                  120                  119
 155              1            9/1/2016            No                              0                  120                  120
 156              8            7/8/2016            No                              2                  120                  118
 157              8            6/8/2016            No                              3                  120                  117
 158              1           10/1/2016            No                              0                  121                  121
 159              8            7/8/2016            No                              2                  120                  118
 160              1            9/1/2016            No                              0                  120                  120
 161              8            9/8/2016            No                              0                  120                  120
 162              8            6/8/2016            No                              3                  120                  117
 163              8            7/8/2016            No                              2                  120                  118
 164              8            9/8/2016            No                              0                  120                  120
 165              1            7/1/2016            No                              2                  120                  118
 166              1            8/1/2016            No                              1                  120                  119
 167              8            7/8/2016            No                              2                  120                  118
 168              8            6/8/2016            No                              3                  120                  117
 169              8            7/8/2016            No                              2                  120                  118
 170              8            7/8/2016            No                              2                  120                  118
 171              8            7/8/2016            No                              2                  120                  118
 172              8            6/8/2016            No                              3                  120                  117
 173              8            7/8/2016            No                              2                  120                  118
 174              1            7/1/2024            No                              2                  216                  214
 175              8            7/8/2016            No                              2                  120                  118
 176              8            7/8/2016            No                              2                  120                  118
 177              8            7/8/2016            No                              2                  120                  118
 178              1            7/1/2016            No                              2                  120                  118
 179              8            7/8/2013            No                              2                  84                    82
 180              8            9/8/2016            No                              0                  120                  120
 181              8            6/8/2016            No                              3                  120                  117
 182              8            9/8/2016            No                              0                  120                  120
 183              8            7/8/2013            No                              2                  84                    82
 184              8            6/8/2016            No                              3                  120                  117
 185              1            7/1/2016            No                              2                  120                  118
 186              8            6/8/2016            No                              3                  120                  117
 187              1            9/1/2021            No                              0                  180                  180
 188              8            8/8/2016            No                              1                  120                  119
 189              1            9/1/2016            No                              0                  120                  120
 190              8            7/8/2016            No                              2                  120                  118
 191              8            8/8/2016            No                              1                  120                  119
 192              8            7/8/2016            No                              2                  120                  118
 193              8            7/8/2016            No                              2                  120                  118
 194              8            8/8/2021            No                              1                  180                  179
 195              8            6/8/2016            No                              3                  120                  117
 196              8            8/8/2016            No                              1                  120                  119
 197              8            8/8/2016            No                              1                  120                  119
 198              8            7/8/2016            No                              2                  120                  118
 199              1            8/1/2016            No                              1                  120                  119
 200              1            8/1/2016            No                              1                  120                  119
 201              8            7/8/2016            No                              2                  120                  118
 202              8            5/8/2016            No                              4                  120                  116
 203              8            8/8/2016            No                              1                  120                  119
203.01
203.02
 204              8            7/8/2016            No                              2                  120                  118
 205              8            6/8/2016            No                              3                  120                  117
 206              8            9/8/2016            No                              0                  120                  120
 207              8            7/8/2016            No                              2                  120                  118
 208              8            7/8/2016            No                              2                  120                  118
 209              8            8/8/2016            No                              1                  120                  119
 210              1            6/1/2024            No                              3                  216                  213
 211              8            7/8/2016            No                              2                  120                  118

               ORIGINAL           REMAINING          INITIAL          REMAINING
             AMORTIZATION       AMORTIZATION      INTEREST ONLY      INTEREST ONLY       GRACE            GRACE
LOAN #           TERM               TERM          PERIOD(4)(14)       PERIOD(14)        TO LATE         TO DEFAULT         LOAN #
------------------------------------------------------------------------------------------------------------------------------------

  1               360                360                60                60               0                0                 1
 1.01                                                                                                                       1.01
 1.03                                                                                                                       1.03
 1.02                                                                                                                       1.02
 1.04                                                                                                                       1.04
 1.05                                                                                                                       1.05
 1.06                                                                                                                       1.06
  2                0                  0                 60                60               0                0                 2
  3               300                300                0                  0               5                5                 3
 3.01                                                                                                                       3.01
 3.02                                                                                                                       3.02
 3.03                                                                                                                       3.03
 3.04                                                                                                                       3.04
 3.05                                                                                                                       3.05
 3.06                                                                                                                       3.06
 3.07                                                                                                                       3.07
 3.08                                                                                                                       3.08
 3.09                                                                                                                       3.09
 3.10                                                                                                                       3.10
 3.11                                                                                                                       3.11
 3.12                                                                                                                       3.12
 3.13                                                                                                                       3.13
 3.14                                                                                                                       3.14
 3.15                                                                                                                       3.15
 3.16                                                                                                                       3.16
 3.17                                                                                                                       3.17
 3.18                                                                                                                       3.18
 3.19                                                                                                                       3.19
 3.20                                                                                                                       3.20
 3.21                                                                                                                       3.21
 3.22                                                                                                                       3.22
 3.23                                                                                                                       3.23
 3.24                                                                                                                       3.24
 3.25                                                                                                                       3.25
 3.26                                                                                                                       3.26
 3.27                                                                                                                       3.27
 3.28                                                                                                                       3.28
 3.29                                                                                                                       3.29
 3.30                                                                                                                       3.30
 3.31                                                                                                                       3.31
 3.32                                                                                                                       3.32
 3.33                                                                                                                       3.33
 3.34                                                                                                                       3.34
 3.35                                                                                                                       3.35
 3.36                                                                                                                       3.36
 3.37                                                                                                                       3.37
 3.38                                                                                                                       3.38
 3.39                                                                                                                       3.39
 3.40                                                                                                                       3.40
 3.41                                                                                                                       3.41
 3.42                                                                                                                       3.42
 3.43                                                                                                                       3.43
 3.44                                                                                                                       3.44
 3.45                                                                                                                       3.45
  4               336                336                36                35               0                0                 4
  5               360                360                60                57               0                0                 5
  6               360                360                36                27               5                0                 6
  7               360                357                0                  0               0                0                 7
  8               360                360                24                17               0                0                 8
  9               360                360                36                32               5                5                 9
  10               0                  0                120                120              5                5                10
10.01                                                                                                                       10.01
10.02                                                                                                                       10.02
  11              420                420                24                22               0                0                11
  12              360                360                24                22               5                5                12
  13              360                360                37                37               5                5                13
  14              420                420                1                  1               5                5                14
  15              360                360                36                35               5                5                15
15.01                                                                                                                       15.01
15.02                                                                                                                       15.02
  16              360                360                60                59               5                5                16
  17              360                360                24                24               0                0                17
  18              360                360                36                33               5                5                18
  19              360                360                36                36               5                5                19
  20              360                360                60                60               0                0                20
  21              360                360                61                61               5                5                21
  22              360                360                48                46               5                5                22
  23               0                  0                120                119              5                5                23
  24              360                360                0                  0               5                5                24
                  360              Various              0                  0               5                5
  25              360                357                0                  0               5                5                25
  26              360                357                0                  0               5                5                26
  27              360                358                0                  0               5                5                27
  28              360                357                0                  0               5                5                28
  29              360                357                0                  0               5                5                29
  30              360                357                0                  0               5                5                30
  31              360                357                0                  0               5                5                31
  32              360                360                72                70              15                5                32
  33              360                360                24                22               0                0                33
  34              360                360                24                21               0                0                34
  35              360                360                60                59               0                0                35
  36               0                  0                120                119              0                0                36
  37              360                360                24                22               5                5                37
  38              360                360                36                35               0                0                38
  39               0                  0                120                119              0                0                39
  40              360                358                0                  0               0                0                40
  41              360                360                24                23               5                5                41
  42              360                360                24                22               5                5                42
  43              360                359                0                  0               0                0                43
43.01                                                                                                                       43.01
43.02                                                                                                                       43.02
43.03                                                                                                                       43.03
43.04                                                                                                                       43.04
43.05                                                                                                                       43.05
  44              300                300                1                  1               5                5                44
44.01                                                                                                                       44.01
44.02                                                                                                                       44.02
44.03                                                                                                                       44.03
44.04                                                                                                                       44.04
44.05                                                                                                                       44.05
  45              360                360                37                37               5                5                45
  46              360                360                60                59               0                0                46
  47              360                359                0                  0               0                0                47
  48              300                298                0                  0               0                0                48
  49              360                360                12                 9               5                5                49
  50              360                360                36                35               5                5                50
50.01                                                                                                                       50.01
50.02                                                                                                                       50.02
  51              360                358                0                  0               0                0                51
  52              360                358                0                  0               5                5                52
52.01                                                                                                                       52.01
52.02                                                                                                                       52.02
52.03                                                                                                                       52.03
52.04                                                                                                                       52.04
52.05                                                                                                                       52.05
52.06                                                                                                                       52.06
52.07                                                                                                                       52.07
52.08                                                                                                                       52.08
52.09                                                                                                                       52.09
  53              360                360                36                35               5                5                53
  54              360                360                24                24               0                0                54
  55              360                360                24                23               0                0                55
  56              360                360                36                36               0                0                56
  57              360                360                24                24               0                0                57
  58               0                  0                 60                60               0                0                58
  59              360                360                36                34               0                0                59
  60              360                360                36                35               0                0                60
60.01                                                                                                                       60.01
60.02                                                                                                                       60.02
60.03                                                                                                                       60.03
  61               0                  0                120                116              5                5                61
  62              300                298                0                  0               5                5                62
62.01                                                                                                                       62.01
62.02                                                                                                                       62.02
62.03                                                                                                                       62.03
  63              360                360                60                59               0                0                63
  64              360                360                12                11               0                0                64
                  360                360                24                24               5                5
  65              360                360                24                24               5                5                65
  66              360                360                24                24               5                5                66
  67               0                  0                120                117              5                5                67
67.01                                                                                                                       67.01
67.02                                                                                                                       67.02
67.03                                                                                                                       67.03
  68              360                360                24                23               5                0                68
  69              360                357                0                  0              10                0                69
  70              360                360                12                 9               0                0                70
  71              360                360                42                40               0                5                71
  72              360                360                42                40               0                5                72
  73              360                360                36                35               5                5                73
  74              360                360                36                36               0                0                74
74.01                                                                                                                       74.01
74.02                                                                                                                       74.02
  75              360                358                0                  0               5                5                75
  76              360                360                60                57               0                0                76
  77              360                357                0                  0               5                5                77
77.01                                                                                                                       77.01
77.02                                                                                                                       77.02
  78              360                360                60                60               5                5                78
  79              300                298                0                  0               0                0                79
  80              360                359                0                  0               0                0                80
  81              360                359                0                  0               5                5                81
  82              360                360                24                24               0                0                82
  83              360                359                0                  0               5                5                83
  84              300                299                0                  0               0                0                84
  85              360                360                36                35               0                0                85
  86              360                360                36                35               5                5                86
  87              360                360                60                58               0                0                87
  88              420                420                0                  0               5                5                88
  89              360                360                42                40               0                5                89
  90              360                357                0                  0               0                0                90
  91              360                360                36                36               5                5                91
  92              360                360                24                24               5                0                92
  93              360                360                0                  0               5                5                93
93.01                                                                                                                       93.01
93.02                                                                                                                       93.02
  94              420                419                0                  0               0                0                94
  95              360                360                60                57               5                5                95
  96              360                360                48                47               0                0                96
  97              180                180                0                  0               5                5                97
  98              360                360                36                34               5                5                98
  99              360                358                0                  0               5                5                99
 100              360                360                24                23               5                5                100
 101              360                358                0                  0               0                0                101
 102              324                324                0                  0              10                0                102
 103              360                360                60                60               0                0                103
 104              360                360                0                  0               5                5                104
 105              360                360                24                22               0                0                105
 106              360                360                24                22               5                5                106
 107              360                358                0                  0               5                5                107
 108              360                360                36                36               5                5                108
 109              360                360                60                60               0                0                109
 110              360                360                36                35               5                5                110
 111              360                360                48                46               5                5                111
 112              360                360                12                 9               5                5                112
 113              420                420                0                  0               5                5                113
 114              360                360                24                22               0                0                114
 115              372                372                12                10               0                0                115
 116              360                360                60                57               5                5                116
 117              300                299                0                  0               0                0                117
 118              360                360                24                21               5                5                118
 119              360                360                60                58               5                5                119
 120              360                359                0                  0               5                5                120
 121              360                360                48                46               5                5                121
 122              360                360                42                40               0                5                122
 123              360                360                36                34               5                5                123
 124              360                360                24                21               0                0                124
 125              360                360                24                24               0                0                125
 126              360                360                24                21               0                0                126
 127              360                359                0                  0               0                0                127
 128              204                202                0                  0               0                0                128
 129              408                405                0                  0               5                0                129
 130              360                360                36                36               5                5                130
 131              360                360                60                59               5                5                131
                  360                360                36                34               5                5
 132              360                360                36                34               5                5                132
 133              360                360                36                34               5                5                133
 134              360                360                36                32               5                5                134
 135              360                358                0                  0              10                0                135
 136              360                360                60                58               5                5                136
 138              360                360                1                  1               5                5                138
 140              360                360                60                60               5                5                140
 139               0                  0                120                120              0                0                139
 137              360                360                0                  0               0                0                137
 141              360                360                24                24               0                0                141
141.01                                                                                                                     141.01
141.02                                                                                                                     141.02
 142              360                358                0                  0               0                0                142
 143              360                360                60                60               5                5                143
 144              360                358                0                  0               0                0                144
 145              360                359                0                  0               0                0                145
 146              360                352                0                  0               5                5                146
 147              360                360                0                  0               5                5                147
 148              360                360                48                48               5                5                148
 149              360                360                24                22               0                0                149
 150              360                360                36                35               5                5                150
 151              360                360                60                58               5                5                151
 152              360                357                0                  0               0                0                152
 153              360                360                24                21               0                0                153
 154              360                360                36                35               0                0                154
 155              360                360                0                  0               5                5                155
 156              360                360                36                34               0                0                156
 157              360                360                60                57               0                0                157
 158              360                360                25                25               5                5                158
 159              360                358                0                  0               0                0                159
 160              360                360                0                  0               5                5                160
 161              360                360                0                  0               0                0                161
 162              360                357                0                  0               0                0                162
 163              360                360                24                22               0                0                163
 164              324                324                0                  0               0                0                164
 165              360                360                24                22               5                5                165
 166              360                360                36                35               5                5                166
 167              120                118                0                  0               5                0                167
 168               0                  0                120                117              0                0                168
 169              360                360                36                34               0                0                169
 170              360                358                0                  0               0                0                170
 171              360                360                6                  4               0                0                171
 172              360                357                0                  0               0                0                172
 173              360                360                36                34               0                0                173
 174              360                358                0                  0               5                5                174
 175              360                358                0                  0               0                0                175
 176              360                358                0                  0               0                0                176
 177              360                360                36                34               0                0                177
 178              360                360                24                22               5                5                178
 179              360                360                36                34               0                0                179
 180              360                360                0                  0               0                0                180
 181              360                357                0                  0               0                0                181
 182              360                360                36                36               0                0                182
 183              360                360                36                34               0                0                183
 184              360                357                0                  0               0                0                184
 185              360                360                36                34               5                5                185
 186              360                360                36                33               0                0                186
 187              360                360                0                  0               5                5                187
 188              360                359                0                  0               0                0                188
 189              420                420                0                  0               5                5                189
 190              360                358                0                  0               0                0                190
 191              360                359                0                  0               0                0                191
 192              360                358                0                  0               0                0                192
 193              360                358                0                  0               0                0                193
 194              300                299                0                  0              10                0                194
 195              300                297                0                  0               0                0                195
 196              360                360                24                23               0                0                196
 197              360                360                12                11               0                0                197
 198              360                360                24                22               0                0                198
 199              264                263                0                  0               5                5                199
 200              300                299                0                  0               5                5                200
 201              360                358                0                  0               0                0                201
 202              300                300                24                20               0                0                202
 203              360                360                60                59               0                0                203
203.01                                                                                                                     203.01
203.02                                                                                                                     203.02
 204              360                358                0                  0               0                0                204
 205              360                357                0                  0               0                0                205
 206              360                360                24                24               0                0                206
 207              360                360                36                34               0                0                207
 208               0                  0                120                118              0                0                208
 209              360                359                0                  0               0                0                209
 210              360                357                0                  0               5                5                210
 211              180                178                0                  0               0                0                211

                                                                                                                      UPFRONT
                                                                       ORIGINAL                                     ENGINEERING
LOAN #                                      PREPAYMENT PROVISION (PAYMENTS)(14)(15)(16)(17)(18)(19)(20)(21)         RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------------

  1           LO(24),Def(92),O(4)
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2           LO(24),Def(29),O(7)
  3           LO(24),Def(92),O(4)
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.10
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.20
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.30
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.40
 3.41
 3.42
 3.43
 3.44
 3.45
  4           LO(25),Def(91),O(4)
  5           LO(27),Def(89),O(4)
  6           LO(33),Def(83),O(4)
  7           LO(27),Def(89),O(4)
  8           LO(31),Def(85),O(4)
  9           LO(36),Def(81),O(3)                                                                                     165,345
  10          LO(24),Def(92),O(4)
10.01
10.02
  11          LO(26),Def(54),O(4)                                                                                     52,500
  12          GRTR1%orYM(123),O(4)
  13          LO(24),Def(93),O(4)                                                                                     59,625
  14          LO(24),Def(95),O(2)
  15          LO(25),Def(91),O(4)
15.01
15.02
  16          LO(36),Def(81),O(3)
  17          LO(24),Def(92),O(4)
  18          LO(36),Def(81),O(3)
  19          LO(24),Def(92),O(4)
  20          LO(24),Def(92),O(4)
  21          LO(24),Def(92),O(5)                                                                                     99,750
  22          LO(35),GRTR1%orYM(81),O(4)
  23          LO(25),Def(91),O(4)
  24          LO(24),Def(92),O(4)
              LO(35),GRTR1%orYM(81),O(4)
  25          LO(35),GRTR1%orYM(81),O(4)
  26          LO(35),GRTR1%orYM(81),O(4)
  27          LO(35),GRTR1%orYM(81),O(4)
  28          LO(35),GRTR1%orYM(81),O(4)
  29          LO(35),GRTR1%orYM(81),O(4)
  30          LO(35),GRTR1%orYM(81),O(4)
  31          LO(35),GRTR1%orYM(81),O(4)
  32          LO(26),Def(90),O(4)                                                                                      8,750
  33          LO(26),Def(90),O(4)
  34          LO(27),Def(89),O(4)                                                                                      2,813
  35          LO(25),Def(91),O(4)                                                                                     12,500
  36          LO(25),Def(90),O(5)
  37          LO(35),GRTR1%orYM(81),O(4)
  38          LO(25),Def(91),O(4)
  39          LO(25),Def(91),O(4)
  40          LO(26),Def(90),O(4)
  41          LO(25),Def(35),Defor5%(12),Defor4%(12),Defor3%(12),Defor2%(12),Defor1%(11),O(1)                         30,000
  42          LO(35),GRTR1%orYM(81),O(4)
  43          LO(25),Def(91),O(4)                                                                                     11,106
43.01
43.02
43.03
43.04
43.05
  44          LO(24),Def(95),O(2)
44.01
44.02
44.03
44.04
44.05
  45          LO(24),Def(93),O(4)
  46          LO(25),Def(91),O(4)
  47          LO(25),Def(91),O(4)
  48          LO(26),Def(90),O(4)
  49          LO(27),Def(89),O(4)
  50          LO(25),Def(91),O(4)
50.01
50.02
  51          LO(26),Def(90),O(4)
  52          LO(36),Def(81),O(3)
52.01
52.02
52.03
52.04
52.05
52.06
52.07
52.08
52.09
  53          LO(36),Def(81),O(3)
  54          LO(24),Def(89),O(7)
  55          LO(25),Def(31),O(4)
  56          LO(24),Def(92),O(4)
  57          LO(24),Def(92),O(4)                                                                                     65,670
  58          LO(24),Def(32),O(4)                                                                                     10,700
  59          LO(26),Def(90),O(4)                                                                                     15,488
  60          LO(25),Def(91),O(4)
60.01
60.02
60.03
  61          LO(47),GRTR1%orYM(69),O(4)
  62          LO(59),GRTR1%orYM(58),O(3)                                                                             1,097,000
62.01
62.02
62.03
  63          LO(25),Def(91),O(4)                                                                                     100,000
  64          LO(25),Def(91),O(4)
              LO(24),Def(92),O(4)
  65          LO(24),Def(92),O(4)
  66          LO(24),Def(92),O(4)
  67          LO(27),Def(89),O(4)
67.01
67.02
67.03
  68          LO(25),Def(91),O(4)                                                                                      3,750
  69          LO(27),Def(89),O(4)
  70          LO(27),Def(89),O(4)                                                                                      5,625
  71          LO(26),Def(58),O(36)
  72          LO(26),Def(58),O(36)
  73          LO(25),Def(91),O(4)
  74          LO(24),Def(92),O(4)
74.01
74.02
  75          LO(36),Def(104),O(4)
  76          LO(27),Def(89),O(4)
  77          LO(27),Def(89),O(4)                                                                                     16,875
77.01
77.02
  78          LO(36),Def(81),O(3)
  79          LO(26),Def(90),O(4)                                                                                     87,649
  80          LO(25),Def(91),O(4)
  81          LO(59),GRTR1%orYM(57),O(4)
  82          LO(24),Def(92),O(4)
  83          LO(25),Def(91),O(4)
  84          LO(25),Def(91),O(4)
  85          LO(25),Def(91),O(4)                                                                                     18,750
  86          LO(61),GRTR1%orYM(55),O(4)
  87          LO(26),Def(90),O(4)
  88          LO(24),Def(92),O(4)
  89          LO(26),Def(58),O(36)                                                                                     3,500
  90          LO(27),Def(89),O(4)
  91          LO(24),Def(92),O(4)
  92          LO(24),Def(92),O(4)
  93          LO(24),Def(92),O(4)
93.01
93.02
  94          LO(25),Def(91),O(4)
  95          LO(59),GRTR1%orYM(58),O(3)
  96          LO(25),Def(91),O(4)
  97          LO(24),Def(32),O(4)
  98          LO(36),Def(81),O(3)
  99          LO(26),GRTR1%orYM(90),O(4)
 100          LO(25),Def(91),O(4)
 101          LO(26),Def(90),O(4)
 102          LO(24),Def(92),O(4)
 103          LO(24),Def(104),O(4)
 104          LO(24),Def(92),O(4)
 105          LO(26),Def(90),O(4)
 106          LO(26),Def(91),O(3)
 107          LO(35),GRTR1%orYM(81),O(4)
 108          LO(24),Def(92),O(4)
 109          LO(24),Def(92),O(4)
 110          LO(25),Def(90),O(5)
 111          LO(36),Def(81),O(3)
 112          LO(36),Def(81),O(3)
 113          LO(24),Def(92),O(4)
 114          LO(26),Def(90),O(4)
 115          LO(59),LESSofDeforGRTRofYMor1%(57),O(4)
 116          LO(59),GRTR1%orYM(58),O(3)
 117          LO(25),Def(91),O(4)
 118          LO(36),Def(81),O(3)
 119          LO(26),Def(90),O(4)                                                                                     54,375
 120          LO(25),Def(91),O(4)
 121          LO(26),Def(90),O(4)
 122          LO(26),Def(58),O(36)
 123          LO(26),Def(90),O(4)
 124          LO(27),Def(89),O(4)
 125          LO(24),Def(92),O(4)
 126          LO(27),Def(89),O(4)
 127          LO(25),Def(91),O(4)
 128          LO(26),Def(90),O(4)
 129          LO(27),Def(86),O(7)
 130          LO(24),Def(92),O(4)
 131          LO(25),Def(93),O(2)
              LO(26),Def(90),O(4)
 132          LO(26),Def(90),O(4)
 133          LO(26),Def(90),O(4)
 134          LO(35),GRTR1%orYM(78),O(7)
 135          LO(26),Def(90),O(4)                                                                                      2,000
 136          LO(35),GRTR1%orYM(82),O(3)
 138          LO(24),Def(93),O(4)
 140          LO(24),Def(92),O(4)
 139          LO(24),Def(92),O(4)
 137          LO(24),Def(92),O(4)
 141          LO(24),Def(92),O(4)
141.01
141.02
 142          LO(26),Def(88),O(6)
 143          LO(24),Def(92),O(4)
 144          LO(26),Def(90),O(4)
 145          LO(25),Def(91),O(4)
 146          LO(36),Def(80),O(4)
 147          LO(24),GRTR1%orYM(92),O(4)
 148          LO(24),Def(89),O(7)                                                                                     186,160
 149          LO(26),Def(90),O(4)                                                                                     28,750
 150          LO(35),GRTR1%orYM(82),O(3)
 151          LO(26),Def(90),O(4)
 152          LO(27),Def(89),O(4)
 153          LO(27),Def(89),O(4)
 154          LO(25),Def(91),O(4)
 155          LO(24),Def(92),O(4)
 156          LO(26),Def(90),O(4)                                                                                      1,875
 157          LO(27),Def(89),O(4)
 158          LO(24),Def(95),O(2)
 159          LO(26),Def(90),O(4)                                                                                     16,155
 160          LO(24),Def(92),O(4)
 161          LO(24),Def(92),O(4)                                                                                     18,688
 162          LO(27),Def(89),O(4)
 163          LO(26),Def(90),O(4)
 164          LO(24),Def(92),O(4)
 165          LO(59),GRTR1%orYM(58),O(3)
 166          LO(25),Def(93),O(2)
 167          LO(26),Def(90),O(4)
 168          LO(27),Def(89),O(4)
 169          LO(26),Def(90),O(4)
 170          LO(26),Def(90),O(4)
 171          LO(26),Def(90),O(4)
 172          LO(27),Def(89),O(4)
 173          LO(26),Def(90),O(4)
 174          LO(36),Def(176),O(4)
 175          LO(26),Def(90),O(4)
 176          LO(26),Def(90),O(4)
 177          LO(26),Def(90),O(4)
 178          LO(59),GRTR1%orYM(57),O(4)                                                                              44,808
 179          LO(48),LESSofDeforGRTRofYMor3%(11),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(11),O(2)
 180          LO(24),Def(92),O(4)                                                                                     55,325
 181          LO(27),Def(89),O(4)
 182          LO(24),Def(92),O(4)
 183          LO(48),LESSofDeforGRTRofYMor3%(11),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(11),O(2)
 184          LO(27),Def(89),O(4)                                                                                      2,368
 185          LO(59),GRTR1%orYM(58),O(3)
 186          LO(27),Def(89),O(4)
 187          LO(59),GRTR1%orYM(118),O(3)
 188          LO(25),Def(91),O(4)
 189          LO(24),Def(92),O(4)
 190          LO(26),Def(90),O(4)
 191          LO(25),Def(91),O(4)
 192          LO(26),Def(90),O(4)
 193          LO(26),Def(90),O(4)                                                                                      2,500
 194          LO(25),Def(151),O(4)
 195          LO(27),Def(89),O(4)                                                                                     25,500
 196          LO(25),Def(91),O(4)                                                                                      3,750
 197          LO(25),Def(91),O(4)
 198          LO(26),Def(90),O(4)
 199          LO(36),Def(81),O(3)
 200          LO(36),Def(81),O(3)
 201          LO(26),Def(90),O(4)
 202          LO(59),LESSofDeforGRTRofYMor3%(12),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(33),O(4)
 203          LO(25),Def(91),O(4)
203.01
203.02
 204          LO(26),Def(90),O(4)                                                                                      1,875
 205          LO(27),Def(89),O(4)
 206          LO(24),Def(92),O(4)
 207          LO(26),Def(90),O(4)
 208          LO(26),Def(90),O(4)
 209          LO(25),Def(91),O(4)
 210          LO(36),Def(176),O(4)
 211          LO(26),Def(90),O(4)

            UPFRONT       UPFRONT       UPFRONT         UPFRONT        UPFRONT                          UPFRONT
             CAPEX         TI/LC         RE TAX           INS.          OTHER                            OTHER
LOAN #    RESERVE ($)   RESERVE ($)   RESERVE ($)     RESERVE ($)    RESERVE ($)                  RESERVE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2
  3                                     453,526                      11,275,204    Montpelier LOC (6,747,323),
                                                                                   Walgreens LOC (3,530,000),
                                                                                   Westland East LOC (775,000),
                                                                                   Holdback Reserve (100,000),
                                                                                   Westland Environmental Reserve (52,500),
                                                                                   Maybeury South Environmental Reserve (42,750),
                                                                                   LOC Transfer Fee Reserve (27,631)
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.10
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.20
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.30
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.40
 3.41
 3.42
 3.43
 3.44
 3.45
  4         154,307                     188,350          58,708       1,250,000    Debt Service
  5                      1,600,000      200,400           7,388         725,000    Carpet Replacement Reserve
  6         443,833        741,365       43,423          17,542      17,727,044    Valdosta Holdback
  7
  8                                      44,505          59,293
  9                      1,150,000      144,333          10,963          24,706    This is a "rent credit" escrow
                                                                                   reserve held at closing.
  10                       539,158       63,460          53,570          90,116    T-Mobile Repairs (2,000.00),
                                                                                   T-Mobile Rent (88,116.00)
10.01
10.02
  11                                    149,543           4,212       2,425,000    Holdback Reserve
  12                                                      6,573
  13         40,390        450,000       52,212           8,808          51,917    Hanger Prosthetics Reserve
  14                                    306,887          84,449
  15
15.01
15.02
  16                                    336,867          34,687
  17                                     40,366          24,847
  18
  19
  20                       500,000      197,668           4,006
  21                                     92,901                          35,984    Woonsocket Bowling Reserve
  22                                    316,820          56,985       1,050,000    Operating Deficit Escrow
  23                                     89,368          23,883
  24                                     57,500          30,068       1,500,000    Debt Service
                           328,319       62,326          13,978
  25                       159,000       26,159           6,154
  26                         9,680        7,280           2,594
  27                        92,968        6,803           1,031
  28                        18,471        7,195           1,242
  29                        11,250        7,536           1,027
  30                        36,950        3,825             998
  31                                      3,528             932
  32        287,000        798,000      115,129          57,845         227,952    Burkert Lease Reserve
  33                                     88,578          18,373
  34                                     72,542          20,000         433,883    Sportmart Reserve;
                                                                                   Holdback Reserve
  35                                                                     41,748    Tenant Rent Reserve
  36                       468,084       55,339                           3,760    West Coast Living Holdback
  37        250,000                     157,967          57,472
  38                                     56,363          18,708
  39                                     56,164
  40                                     54,144          22,311       1,375,000    Windstorm Insurance Reserve
  41                                    107,310           1,723         238,000    Elevator Repair Reserve
  42        250,000                     148,925          51,133
  43                                     93,246          35,446
43.01
43.02
43.03
43.04
43.05
  44        150,000                     149,490         150,149       1,000,000    Deposit Account Reserve
44.01
44.02
44.03
44.04
44.05
  45                                     13,656          24,268       2,000,000    Holdback Reserve LOC
  46                                    123,621           1,634
  47                                    162,639
  48                                                     34,197
  49                                     75,668           2,878         430,000    DSCR Reserve
  50
50.01
50.02
  51        174,000                      39,265
  52         24,419                      24,866           2,682           1,500
52.01
52.02
52.03
52.04
52.05
52.06
52.07
52.08
52.09
  53                                     56,784          12,092         750,000    Construction Reserve
  54                                     76,806          12,500         374,201    Sets Reserve
  55                                     20,995          19,330
  56                                    119,206          54,832       1,000,000    Laser Fun Zone LOC (600,000);
                                                                                   Holdback LOC (400,000)
  57                                     64,089          29,272
  58                                     41,535           1,810
  59                       150,000       30,278          11,618
  60                                     55,871           3,083           8,295    Mezz Debt Service (8,295.22)
60.01
60.02
60.03
  61
  62                                     40,535          65,640
62.01
62.02
62.03
  63                                    182,378           3,378
  64                                     64,500          20,580
                                         35,163           4,032       1,034,857
  65                                     18,460           1,851          34,857    Vacant Space (26,440.00); Laundromat (8,417.00)
  66                                     16,703           2,181       1,000,000    Vacant Space
  67                                                                  2,500,000    Debt Service
67.01
67.02
67.03
  68                                     54,462          22,491
  69                                     74,000          15,500
  70
  71                                     66,709           6,113
  72                                     69,212           5,535       1,103,381    PIP Reserve
  73
  74                                     45,592           1,680       2,000,000    Holdback Reserve
74.01
74.02
  75
  76         20,000        100,000       23,165           1,167
  77                                                                    534,607    Debt Service (59,606.65);
                                                                                   Liquidity Reserve (250,000.00);
                                                                                   Insurance LOC (225,000)
77.01
77.02
  78                                     59,033           4,105
  79                                    102,000          27,500
  80                                    106,678
  81                       110,000       43,075           6,313
  82                         3,600       49,053          13,028
  83                                     52,500           1,687
  84                                      7,231                          53,840    DSCR Holdback
  85                                     48,832           2,954         115,000    Tenant Renewal Holdback Reserve (75,000);
                                                                                   Environmental Reserve (40,000)
  86                                                      1,486
  87                                     52,000           4,500
  88                                     33,557          13,194
  89                                     27,190           5,707         108,884    PIP Reserve
  90                     1,162,450       82,642           3,107         730,500    Kemira Free Rent Reserve (730,000);
                                                                                   LOC Transfer Fee (500)
  91                                     48,115           5,125       1,348,000    Occupancy Reserve LOC (1,200,000),
                                                                                   Shotgun Rent Reserve (113,000),
                                                                                   Aiyara Rent Reserve (35,000)
  92                                     24,950          10,265
  93                                     46,667          10,480
93.01
93.02
  94                                     26,136          19,382         900,000    Holdback
  95         38,625                      40,113           5,892
  96                                     45,011
  97          8,320                      67,000
  98        521,250        100,000      161,510          32,902         600,000    Deferred Maintenance
  99                       240,000                        7,875         112,500    Aegis Funding Corp. Reserve
 100        114,000                       5,187          14,121
 101                                     77,318          55,422
 102                                     90,936           2,520
 103                                                                     89,571    Rent Holdback
 104
 105                                     20,825          15,750
 106         20,000                      90,838          26,265
 107                                     29,550          28,820
 108                                    141,003          80,759          23,628    Cleanup Deductible Reserve (1,000.00),
                                                                                   Hydraulic Repair Reserve (4,500.00),
                                                                                   Existing Lease Reserve (18,128.00)
 109                                     54,817          22,877
 110                                     19,470           1,485
 111                                     32,840           6,150
 112         40,750                      27,427           2,550           5,375    Environmental
 113                                                                     36,205    Debt Service
 114                       180,000       74,952          21,404         720,000    Holdback
 115                        35,950       63,000          15,214
 116                        45,000       29,959           2,858
 117                                      7,000           7,102         500,000    Property Improvement Plan Reserve
 118                        50,000       29,931           1,333
 119                                                                    135,000    Starbucks Occupancy Reserve
 120                                     24,439          10,592
 121
 122                                     13,731           4,492       1,085,694    PIP Reserve
 123                                      4,594           1,356         386,000    Big Brown Door Occupancy Reserve ($100,000);
                                                                                   Trek/Super Suppers Occupancy Reserve ($286,000)
 124                        20,000        5,627           2,015
 125                                     34,078          15,939
 126         22,230        100,000        3,822
 127                                     48,502          16,482          34,223    Debt Service
 128                                      8,490           8,469
 129                                     20,377
 130                                     23,499             556          10,800    Wells Fargo Reserve
 131                                     13,239           2,829
                                         12,076
 132                                      7,741
 133                                      4,335
 134                        39,000       24,236          18,714           1,000    Environmental
 135         13,333                      89,335           6,099
 136                                     39,000           2,767
 138                       222,729       22,860                         243,585    The Brick Reserve
 140         46,477         50,000        9,269           2,361           9,664    Environmental Reserve
 139                                     44,288           1,540         230,000    Holdback Reserve
 137                                     39,268           7,746
 141                                     19,704                         500,000    Holdback
141.01
141.02
 142                                     37,784           4,012
 143                                                                     28,970    Debt Service
 144        198,000                      19,253           4,339
 145                                     10,680                         500,000    Occupancy LOC
 146                                     29,093
 147         15,972                      40,340           5,738
 148                                     48,815           1,685
 149                                     26,512           3,596
 150        312,400                      52,667          12,266
 151                                     30,475
 152            745         65,000       10,649           1,052
 153            880                       5,867           1,164
 154
 155                                     22,654           1,895          41,577    Debt Service
 156          1,563                      33,624           1,751
 157                                     22,116           9,088
 158                                      3,744           2,133         269,528    Additional Occupancy
 159          1,476        150,000        7,755           2,208
 160                                     51,366          16,240         200,000    IHOP/Nextel LOC
 161          1,956          6,259       17,895           4,038
 162          6,000         33,000       12,385             209         390,000    Holdback (90,000); DSCR LOC (300,000)
 163                                     32,395           1,411
 164                                     36,629           2,497
 165         51,875                      61,812          23,297
 166         59,000                      97,923           1,958
 167                                     33,551
 168                                     21,442           4,402
 169                                      4,323           2,067
 170                                     46,003          14,775
 171          4,750         31,500        2,667             214         251,000    Firehouse Subs Holdback (51,000.00);
                                                                                   Vacancy Funds Holdback (200,000.00)
 172            880         30,000        9,236           2,046
 173            493          2,932        4,327           1,409
 174
 175                                     20,000           7,000         125,000    Cap Ex and TI/LC
 176                                     13,184          11,994         200,000    Holdback
 177                                     26,000           1,000
 178                                     46,130
 179                        32,224       26,000           3,000         240,000    DSCR Holdback
 180          8,868                      15,046           5,118
 181                                     13,339             844
 182            748                       3,341             832         100,000    Environmental Reserve
 183                        10,022       26,000           4,985
 184                                      5,017             653
 185                        84,133       11,494           8,976
 186          1,013                       5,449             750         200,000    DSCR Holdback LOC
 187                                     54,619          10,882
 188            250          1,361       10,111             711
 189                                     25,934                         380,813    Certificate of Occupancy Reserve (300,000.00);
                                                                                   T-Mobile Estoppel Reserve (80,812.50)
 190                        40,000        4,650           3,739
 191                                      1,889
 192        100,000                      54,455           2,007
 193          1,750                       6,049          10,781
 194            196          1,635       10,379             418           9,000    Rental Income Reserve
 195          2,553          2,029        7,155           4,246
 196            840                       8,543
 197            419          2,328        2,960           3,089         200,000    Earnout Reserve
 198                                      4,583
 199                                      1,833           1,895
 200         57,500                      26,271           1,813
 201            620                       3,008           3,949
 202         30,030                      20,195           5,962
 203            494                       3,346                          16,582    Rental Income
203.01
203.02
 204            592          2,263        5,833           1,378
 205            252          2,833        6,250             453
 206
 207            473                       2,144             549
 208                                      5,361
 209                                      4,663             572
 210
 211                                     25,764             208

                                    MONTHLY                                                       MONTHLY
                                     CAPEX                                                         CAPEX
LOAN #                          RESERVE ($)(22)                                               RESERVE CAP ($)
------------------------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2
  3
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.10
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.20
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.30
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.40
 3.41
 3.42
 3.43
 3.44
 3.45
  4
  5                                  6,268
  6                                  6,933
  7
  8                                  4,811
  9                                  5,026
  10                                  317                                                           11,412
10.01
10.02
  11                                 1,696
  12
  13                                 2,305
  14
  15
15.01
15.02
  16                                 8,750                                                          66,777
  17
  18                                 3,481                                                         125,322
  19
  20                                 1,970                                                          70,914
  21                                 17,030
  22                                 6,354
  23                                 4,680                                                         112,320
  24                                 3,550
                                     2,541                                                          87,015
  25                                 1,720                                                          61,908
  26                                  236                                                           8,496
  27                                  150                                                           5,400
  28                                  124
  29                                   94                                                           3,375
  30                                  139                                                           4,995
  31                                   79                                                           2,841
  32
  33
  34                                 1,220                                                          43,920
  35
  36
  37                                 5,708
  38                                 10,125
  39                                  633                                                           10,000
  40                                 17,012
  41                                 1,958                                                         100,000
  42                                 5,333
  43                                 4,305                                                         258,295
43.01
43.02
43.03
43.04
43.05
  44
44.01
44.02
44.03
44.04
44.05
  45                                 3,600
  46                                  884
  47                                 15,215
  48                                 13,948
  49                                 4,175
  50
50.01
50.02
  51                                                                                               174,000
  52                                 1,805                                                          64,995
52.01
52.02
52.03
52.04
52.05
52.06
52.07
52.08
52.09
  53                                 2,533                                                         100,000
  54                                 1,136
  55                                 3,980
  56                                  506                                                           12,146
  57                                 1,940                                                          93,084
  58                                  688
  59                                 1,179
  60                                 1,236
60.01
60.02
60.03
  61
  62                       4% of gross annual revenue                                        4% of Gross Revenue
62.01
62.02
62.03
  63                                 3,540
  64                                 5,930
                                      608                                                           21,888
  65                                  333                                                           11,988
  66                                  275                                                           9,900
  67
67.01
67.02
67.03
  68
  69                                 6,463
  70                                  845
  71
  72
  73
  74                                  379
74.01
74.02
  75                                 3,312
  76                                                                                                20,000
  77                                  336                                                           20,180
77.01
77.02
  78                                 1,251                                                          43,362
  79                                 20,830                                                        746,481
  80                                 10,335
  81                                  563
  82                                 1,200
  83                                 3,417                                                          82,000
  84                                  570
  85                                  950
  86
  87                                 2,290
  88                                 1,024
  89
  90                                 2,033
  91
  92
  93                                 1,072
93.01
93.02
  94                                 4,250
  95                                 1,855
  96
  97                       4% of gross annual revenue
  98                                 3,383
  99                                  844
 100                                 4,031
 101                                  734
 102                                 7,230                                           If account >= the sum of 3% of gross
                                                                                     revenue for the previous fiscal year
                                                                                 and 3% for the fiscal year immediately prior
 103
 104
 105                                  748                                                           35,918
 106                                  939                                                           14,399
 107        2% (2006-2008), 4% (2009 through and including maturity)
 108                                 1,182
 109                                  843                                                           30,336
 110                                  597
 111                                  399                                                           14,399
 112                                 3,484
 113                                  185
 114                                  874
 115                                 1,451                                                          52,000
 116                                 1,189                                                          42,819
 117                                 9,899
 118                                  845                                                           30,402
 119                                  476                                                           5,710
 120                                 4,710                                            4% of NOI for 3 years post closing
 121
 122
 123                                  551
 124                                  453
 125                                  436                                                           20,906
 126                                                                                                22,230
 127                                 6,107
 128                                 6,342
 129                                  354
 130                                  166
 131                                  873
                                      285                                                           10,260
 132                                  168                                                           6,048
 133                                  117                                                           4,212
 134                                  406
 135                                 6,667                                                         240,000
 136                                  717                                                           25,809
 138
 140                                                                                                46,477
 139                                   87                                                           3,118
 137                                  821                                                           20,000
 141                                 1,478                                                          35,464
141.01
141.02
 142
 143
 144                                 2,361
 145
 146                                 1,063
 147                                  228                                                           28,284
 148                                  688
 149                                  613
 150                                 2,000                                                          72,000
 151                                  438                                                           15,750
 152                                  372
 153                                  440                                                           15,840
 154
 155                                  728
 156                                  782                                                           18,756
 157                                  272
 158                                  178
 159                                  738
 160                                  162
 161                                  978
 162                                                                                                6,000
 163                                  967
 164                                 5,279                                              If account >= the sum of 3% of
                                                                                gross revenue for the previous fiscal year and
                                                                                   3% for the fiscal year immediately prior
 165                                 2,396
 166                                                                                                59,000
 167                                  494
 168
 169
 170                                 1,210
 171
 172                                  440
 173                                  247
 174                                 2,271
 175
 176                                  441
 177                                  308
 178                                 2,119                                                          28,008
 179                                  194
 180                                 4,434
 181
 182                                  374
 183                                  185
 184                                  460                                                           13,276
 185                                  119
 186                                  507
 187                                 2,417
 188                                  125
 189                                  125
 190                                  392
 191
 192                                 1,245
 193                                  875
 194                                   98
 195                                 1,276
 196                                  420                                                           15,117
 197                                  210
 198                                  313
 199                                  250
 200                                  224                                                           13,420
 201                                  310
 202
 203                                  247                                                           14,820
203.01
203.02
 204                                  296
 205                                  126
 206                                  169
 207                                  237                                                           8,519
 208
 209                                  138
 210                                  833
 211

                MONTHLY            MONTHLY           MONTHLY          MONTHLY          MONTHLY                    MONTHLY
                 TI/LC          TI/LC RESERVE         RE TAX            INS.            OTHER                      OTHER
LOAN #      RESERVE ($)(23)       CAP ($)(23)      RESERVE ($)      RESERVE ($)      RESERVE ($)            RESERVE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2
  3                                                  113,337
 3.01
 3.02
 3.03
 3.04
 3.05
 3.06
 3.07
 3.08
 3.09
 3.10
 3.11
 3.12
 3.13
 3.14
 3.15
 3.16
 3.17
 3.18
 3.19
 3.20
 3.21
 3.22
 3.23
 3.24
 3.25
 3.26
 3.27
 3.28
 3.29
 3.30
 3.31
 3.32
 3.33
 3.34
 3.35
 3.36
 3.37
 3.38
 3.39
 3.40
 3.41
 3.42
 3.43
 3.44
 3.45
  4                                                   33,333           14,677
  5                               1,600,000           66,800           7,388
  6             20,579                                21,712           8,771
  7
  8                                                   22,253           5,390
  9             12,500            1,150,000           36,083           3,654
  10             3,175             114,300            28,588           6,696
10.01
10.02
  11                                                  47,104           2,106
  12                                                                   3,860
  13                               450,000            8,702            2,936
  14                                                  27,899           9,383
  15
15.01
15.02
  16                                                  42,108
  17                                                  38,658           2,761
  18            16,667             800,000
  19
  20                               500,000            39,534           4,006
  21                                                  46,451
  22                                                  45,260           6,473
  23                                                  17,874           3,980
  24                                                  9,583            3,758
                 8,000             252,000            15,582           3,796
  25             2,000              72,000            6,540            1,539
  26             1,000              36,000            1,820             865
  27             1,000              36,000            1,701             258
  28             1,000              36,000            1,799             311
  29             1,000              36,000            1,884             342
  30             1,000              36,000             956              249
  31             1,000                                 882              233
  32                               500,000            16,447           5,061
  33                                                  22,145           2,625
  34             4,067             200,000            18,135           1,833           17,500       Sportmart Reserve
  35
  36                                                  11,068
  37                                                  22,567           6,362
  38                                                  9,394            9,354
  39             5,061             100,000            11,233
  40                                                  13,536           11,156
  41             1,021                                53,655           1,723
  42                                                  21,275           5,711
  43                                                  13,323           2,582
43.01
43.02
43.03
43.04
43.05
  44                                                  35,926           21,450
44.01
44.02
44.03
44.04
44.05
  45                                                  9,188            4,854
  46             2,947             106,082            20,603           1,634
  47                                                  18,071
  48                                                  15,000           3,800
  49                                                  10,810           1,439
  50
50.01
50.02
  51                                                  9,817
  52             3,333                                13,239           2,682
52.01
52.02
52.03
52.04
52.05
52.06
52.07
52.08
52.09
  53                                                                   2,418
  54             2,878             103,608            15,362           2,500
  55                                                  6,999            3,866
  56             4,656             111,747            11,193           10,966
  57                                                  21,363           3,659
  58                                                  8,307             905
  59                               150,000            10,093            968
  60             8,242                                8,467            1,542            8,295       Mezzanine Debt Service Reserve
60.01
60.02
60.03
  61
  62                                                  13,512                           25,614       Renovation Escrow
62.01
62.02
62.03
  63                                                  26,054           3,378
  64                                                  13,250           2,940
                 2,416             145,000            5,861             899
  65             1,333              80,000            3,077             463
  66             1,083              65,000            2,784             436
  67
67.01
67.02
67.03
  68                                                  7,780            2,811
  69                                                  14,626           7,237
  70             5,633              75,000            9,233            1,247
  71                                                  11,118           1,528
  72                                                  8,652            1,384
  73
  74             1,262                                7,599            1,680
74.01
74.02
  75                                                                   2,875
  76                               100,000            4,633            1,167
  77
77.01
77.02
  78             4,167             150,000            8,433            1,368
  79                                                  14,496           4,483
  80                                                  11,853
  81             4,167             100,000            7,179            1,578
  82                               129,584            7,008            1,448
  83                                                  5,250            1,687
  84                                                  3,616
  85             3,050              73,200            12,766           1,477
  86                                                                   1,486
  87                                                  12,773           2,088
  88             6,250             150,000            3,051            1,613
  89                                                  4,532            1,427
  90                                                  9,182            1,036
  91             2,300             250,000            4,812             732
  92                                                  11,700           1,027
  93                                                  4,667            2,096
93.01
93.02
  94                                                  6,534            3,230
  95                                                  13,371           1,473
  96                                                  22,505
  97                                                  5,863            2,605
  98                                                  23,073
  99                                                  6,448             875
 100                                                  1,037            3,530
 101             1,500             150,000            12,886           7,244
 102                                                  11,367           1,260
 103
 104
 105                                90,000            6,942            1,750
 106             4,167             200,000            10,093           2,627            3,333       Roof Escrow
 107                                                  7,388            2,882
 108             2,664                                14,100           8,973
 109                                                  4,983            1,760
 110                                                  6,490             742
 111             1,500              54,000            3,582             683
 112                                                  4,794            2,550
 113
 114                               180,000            13,741           1,784
 115             3,917             150,000            8,893            1,268
 116                                                  9,986             714
 117                                                  12,502           2,367
 118                                                  2,993             667
 119             1,192              42,900            5,504             447
 120                                                  4,073            1,765
 121
 122                                                  4,577            1,123
 123             1,833             110,000            4,594            1,356
 124             5,000             140,000            2,814            1,007
 125                                                  11,360           1,771
 126                               100,000            3,427             514
 127                                                  6,063            2,747
 128                                                  4,245            1,059
 129                                                  5,094
 130             5,556             200,000            7,833             556
 131             1,250              75,000            6,620             943
                 1,375              66,000            6,043
 132              750               36,000            3,870
 133              625               30,000            2,172
 134             5,833              70,000            5,917            6,238
 135                                                  9,926            3,049
 136             2,500             150,000            9,750             692
 138                                                  7,620
 140                                50,000            4,635             262
 139             1,212              43,646            6,327             770
 137                                                  6,545             861
 141                                                  4,523
141.01
141.02
 142                                                  6,297            1,003
 143
 144                                                  9,626            2,170
 145                                                  5,340
 146                                                  6,090
 147             1,083              39,000            5,042             638
 148             1,542             111,000            8,136
 149             1,546                                13,256            599
 150                                                  4,788            1,227
 151             4,167                                6,095
 152             1,852              85,000            5,325             526
 153                                                  2,933             582
 154                               175,000
 155             2,928             105,417            11,327           1,895
 156                                                  4,318             875
 157                                                  5,529            1,298
 158             1,000              36,000             624              533
 159             2,545             150,000            3,878            1,104
 160             1,250              45,000            6,421            1,804
 161             3,129             112,654            5,965            2,019
 162                                33,000            2,064             209
 163                                                  3,676             706
 164                                                  4,579            1,248
 165                                                  8,830            2,066
 166                                                  10,992           1,958
 167                                                  8,388
 168                                                  5,361             880
 169                                                  1,441             344
 170             3,900                                4,600            2,463
 171                                                  2,667              31
 172             2,173              55,000            4,618            1,023
 173             1,466                                2,164             704
 174                                                  5,031            2,026
 175                                                  2,158            1,121
 176             1,325                                3,500            1,950
 177             1,334                                6,831             349
 178             2,083              75,000            7,688             726
 179             1,343              64,448            3,568            1,391
 180                                                  7,523            1,279
 181                                                  4,446             281
 182             1,775                                1,671             416
 183              835               40,088            4,279            1,662
 184             1,645              76,000            2,508             327
 185              833                                 1,277            2,992
 186                                                  2,724             375
 187                                                  6,069            2,716
 188              680                                 2,022             356
 189              667               40,000            3,242             329
 190             2,000             100,000            1,163             534
 191                                                   703              500
 192                                                  5,478            1,003
 193                                                  2,082            1,078
 194              818               40,000            1,297             209
 195             1,015                                3,577            2,123
 196                                                  4,271
 197             1,164                                 740              343
 198                                                  4,583             267
 199                                                  1,833             632
 200             1,250              40,000            5,254             302
 201                                                  1,504             439
 202                                                  5,049             852
 203                                                  1,673
203.01
203.02
 204             1,132              36,000            2,917             689
 205             1,417              68,000            3,125             226
 206
 207                                                  1,072             183
 208                                                  1,276
 209                                                   933              191
 210                                                  1,331             583
 211                                                  5,153             104

                     LOAN                  CROSSED          RELATED                                                          YEAR
LOAN #              PURPOSE                 LOAN            BORROWER            TITLE TYPE           YEAR BUILT           RENOVATED
------------------------------------------------------------------------------------------------------------------------------------

  1                Refinance                                                 Fee/Leasehold             Various             Various
 1.01                                                                        Fee                        1997
 1.03                                                                        Leasehold                  1998                2005
 1.02                                                                        Leasehold                  1998
 1.04                                                                        Fee                        1997
 1.05                                                                        Leasehold                  1995
 1.06                                                                        Fee                        1998
  2                Refinance                                                 Fee                        1948                1988
  3                Refinance                                                 Fee                       Various             Various
 3.01                                                                        Fee                        2004
 3.02                                                                        Fee                        1974                1999
 3.03                                                                        Fee                        1972                1982
 3.04                                                                        Fee                        2003
 3.05                                                                        Fee                        2006
 3.06                                                                        Fee                        1963
 3.07                                                                        Fee                        1993                2005
 3.08                                                                        Fee                        1954                1969
 3.09                                                                        Fee                        1955                2004
 3.10                                                                        Fee                        1969                1986
 3.11                                                                        Fee                        2006
 3.12                                                                        Fee                        1960                1999
 3.13                                                                        Fee                        1998                2000
 3.14                                                                        Fee                        1963                2006
 3.15                                                                        Fee                        1986
 3.16                                                                        Fee                        1972                2003
 3.17                                                                        Fee                        2005
 3.18                                                                        Fee                        1995                2005
 3.19                                                                        Fee                        1998                2000
 3.20                                                                        Fee                        1965                2005
 3.21                                                                        Fee                        1970
 3.22                                                                        Fee                        1963
 3.23                                                                        Fee                        1968                1986
 3.24                                                                        Fee                        1985
 3.25                                                                        Fee                        1976                1987
 3.26                                                                        Fee                        1988
 3.27                                                                        Fee                        1966
 3.28                                                                        Fee                        1969
 3.29                                                                        Fee                        1958                1967
 3.30                                                                        Fee                        1980
 3.31                                                                        Fee                        1984
 3.32                                                                        Fee                        1957
 3.33                                                                        Fee                        1997
 3.34                                                                        Fee                        2002
 3.35                                                                        Fee                        1955
 3.36                                                                        Fee                        1961
 3.37                                                                        Fee                        1970
 3.38                                                                        Fee                        1959
 3.39                                                                        Fee                        1965
 3.40                                                                        Fee                        1972
 3.41                                                                        Fee                        2002
 3.42                                                                        Fee                        1973
 3.43                                                                        Fee                        1962
 3.44                                                                        Fee                        1962
 3.45                                                                        Fee                        1958
  4               Acquisition                                                Fee                        2006
  5               Acquisition                                                Fee/Leasehold              1989
  6               Acquisition                                                Fee                        1983                2005
  7               Acquisition                                                Fee                        1991                2005
  8               Acquisition                                                Fee                        1980                2005
  9               Acquisition                                                Fee                      1983/1990           2004/2005
  10               Refinance                                                 Fee                       Various             Various
10.01                                                                        Fee                        1925                2002
10.02                                                                        Fee                        1912                2004
  11               Refinance                                                 Fee                        1971
  12              Acquisition                                                Fee                        1990             1998, 2000
  13               Refinance                                                 Fee                        1966
  14               Refinance                                                 Fee                        2001
  15              Acquisition                                Yes (2)         Fee                       Various
15.01                                                                        Fee                        2000
15.02                                                                        Fee                        2003
  16              Acquisition                                Yes (3)         Fee                        2004
  17               Refinance                                                 Fee                        2004
  18               Refinance                                                 Fee                        2006
  19               Refinance                                                 Fee/Leasehold              2000
  20              Acquisition                                                Fee                        2001                2004
  21               Refinance                                                 Fee                        1966                1992
  22              Acquisition                                Yes (1)         Fee                        2005
  23               Refinance                                                 Fee                        2000
  24               Refinance                                                 Fee                        2005
                  Acquisition            Yes                                 Fee                       Various             Various
  25              Acquisition            Yes                 Yes (7)         Fee                        1972                2001
  26              Acquisition            Yes                 Yes (7)         Fee                        1999
  27              Acquisition            Yes                 Yes (7)         Fee                        2006
  28              Acquisition            Yes                 Yes (7)         Fee                        2006
  29              Acquisition            Yes                 Yes (7)         Fee                        2005
  30              Acquisition            Yes                 Yes (7)         Fee                        2006
  31              Acquisition            Yes                 Yes (7)         Fee                        1979                1992
  32              Acquisition                                                Fee                        1999
  33               Refinance                                                 Leasehold                  1984
  34               Refinance                                                 Fee                        1987
  35               Refinance                                                 Fee                        1969                2006
  36               Refinance                                                 Fee                        2005
  37               Refinance                                 Yes (1)         Fee                        1992
  38              Acquisition                                Yes (6)         Fee                        1979
  39               Refinance                                                 Fee                        1986                2001
  40               Refinance                                                 Leasehold                  1925
  41               Refinance                                                 Fee                      1924-1992             2005
  42               Refinance                                 Yes (1)         Fee                        1990
  43               Refinance                                                 Fee                       Various             Various
43.01                                                                        Fee                        2000                2006
43.02                                                                        Fee                        1998
43.03                                                                        Fee                        2001
43.04                                                                        Fee                        1990
43.05                                                                        Fee                        1989
  44               Refinance                                                 Fee                       Various             Various
44.01                                                                        Fee                        1978
44.02                                                                        Fee                        1974                2003
44.03                                                                        Fee                        1973                2004
44.04                                                                        Fee                        2001
44.05                                                                        Fee                        1986                2003
  45               Refinance                                                 Fee                        2006
  46              Acquisition                                                Fee                        1971
  47               Refinance                                 Yes (5)         Fee                        2004
  48               Refinance                                                 Fee/Leasehold              2004
  49               Refinance                                                 Fee                        1986                2005
  50              Acquisition                                Yes (2)         Fee                        2000
50.01                                                                        Fee                        2000
50.02                                                                        Fee                        2000
  51               Refinance                                                 Fee                        2004
  52               Refinance                                                 Fee                       Various
52.01                                                                        Fee                        1959                2002
52.02                                                                        Fee                        1920                2001
52.03                                                                        Fee                        2002
52.04                                                                        Fee                        1967                2000
52.05                                                                        Fee                        1992                2001
52.06                                                                        Fee                        1972                2003
52.07                                                                        Fee                      2001-2002
52.08                                                                        Fee                        1920                2002
52.09                                                                        Fee                        1920                2002
  53               Refinance                                                 Fee                        1987                2005
  54               Refinance                                                 Fee                        1963                1994
  55               Refinance                                                 Fee                        1974                2005
  56               Refinance                                                 Fee                        1997                2006
  57              Acquisition                                Yes (8)         Fee                        1922                1966
  58              Acquisition                                                Fee                        1977
  59               Refinance                                                 Fee                        1984                2003
  60              Acquisition                                                Fee                       Various
60.01                                                                        Fee                        2004
60.02                                                                        Fee                        2000
60.03                                                                        Fee                        2001
  61              Acquisition                                                Fee                        2001
  62               Refinance                                                 Fee                       Various
62.01                                                                        Fee                        1964                2006
62.02                                                                        Fee                        1978                2006
62.03                                                                        Fee                        1977                2006
  63              Acquisition                                                Fee                        1996
  64               Refinance                                                 Fee                        2005
                   Refinance                                                 Fee                       Various
  65               Refinance             Yes                 Yes (9)         Fee                        2005
  66               Refinance             Yes                 Yes (9)         Fee                      2005-2006
  67               Refinance                                                 Fee                       Various
67.01                                                                        Fee                     1985, 2005
67.02                                                                        Fee                  1962, 1980, 1985
67.03                                                                        Fee                        2002
  68               Refinance                                                 Fee                        1925                2006
  69               Refinance                                                 Fee                        1971                2005
  70               Refinance                                                 Fee                        1967                2004
  71              Acquisition                                Yes (4)         Fee                        1996                2006
  72              Acquisition                                Yes (4)         Fee                        1999
  73              Acquisition                                Yes (2)         Fee                        2003
  74              Acquisition                                                Fee                       Various             Various
74.01                                                                        Fee                        1999
74.02                                                                        Fee                        2000                2006
  75         Construction Take-Out                                           Fee                        2002
  76              Acquisition                               Yes (11)         Fee                        1995                2006
  77              Acquisition                                                Fee                       Various
77.01                                                                        Fee                        2004
77.02                                                                        Fee                        2001
  78               Refinance                                                 Fee                        1984
  79               Refinance                                                 Fee                        1986                2005
  80               Refinance                                 Yes (5)         Fee/Leasehold              2001
  81               Refinance                                                 Fee                        1986
  82               Refinance                                                 Fee                        1964
  83               Refinance                                                 Fee                        2006
  84               Refinance                                 Yes (5)         Fee/Leasehold              2006
  85              Acquisition                                                Fee                        1977                1992
  86               Refinance                                                 Leasehold                  2006
  87              Acquisition                               Yes (12)         Leasehold                  2004
  88               Refinance                                                 Fee                        1928                2006
  89              Acquisition                                Yes (4)         Fee                        1997                2004
  90               Refinance                                                 Fee                        1992
  91               Refinance                                                 Fee                        2005
  92               Refinance                                                 Fee                        2001
  93               Refinance                                                 Fee                       Various             Various
93.01                                                                        Fee                        2002                2004
93.02                                                                        Fee                        2004
  94               Refinance                                                 Fee                        1978                2005
  95               Refinance                                Yes (10)         Fee                        1990
  96               Refinance                                                 Fee                     1926, 1931
  97               Refinance                                                 Fee                        2005
  98              Acquisition                                Yes (3)         Fee                        1984
  99               Refinance                                                 Fee                        2006
 100              Acquisition                                Yes (6)         Fee                        1981
 101               Refinance                                                 Fee                        2005
 102               Refinance                                Yes (13)         Fee                        2004
 103              Acquisition                                                Fee                        2006
 104               Refinance                                                 Fee                        1966                1988
 105               Refinance                                                 Leasehold                  2003
 106               Refinance                                                 Fee                        1989
 107         Construction Take Out                                           Fee                        2005
 108               Refinance                                                 Fee                        1972
 109               Refinance                                                 Fee                        2001
 110              Acquisition                                                Fee                        1963                1998
 111               Refinance                                                 Fee                        1925             1995, 2005
 112               Refinance                                                 Fee                        1966                2005
 113              Acquisition                                                Fee                        2006
 114              Acquisition                                                Fee                        1988
 115               Refinance                                Yes (15)         Fee                        1985
 116               Refinance                                Yes (10)         Fee                        1990
 117              Acquisition                                                Fee                        1994                2005
 118              Acquisition                                                Fee                        1998
 119               Refinance                                                 Fee                        1987
 120               Refinance                                                 Fee                        2005
 121               Refinance                                                 Fee                        1986
 122              Acquisition                                Yes (4)         Fee                        1989
 123              Acquisition                                                Fee                        2005
 124               Refinance                                                 Fee                        1997
 125               Refinance                                 Yes (8)         Fee                        1930                2003
 126               Refinance                                                 Fee                        1980
 127               Refinance                                                 Fee                        1994                2005
 128               Refinance                                                 Fee                        1986
 129               Refinance                                Yes (14)         Fee                        1995
 130              Acquisition                                                Fee                        2005
 131               Refinance                                                 Fee                        1978                2005
                  Acquisition            Yes                                 Fee                       Various
 132              Acquisition            Yes                 Yes (9)         Fee                        2004
 133              Acquisition            Yes                 Yes (9)         Fee                        2005
 134              Acquisition                               Yes (16)         Fee                        1978
 135               Refinance                                                 Fee                        2004
 136               Refinance                                                 Fee                        1998
 138               Refinance                                                 Fee                        2006
 140               Refinance                                                 Fee                        1991
 139               Refinance                                                 Fee                        2006
 137               Refinance                                                 Fee                        2004
 141               Refinance                                                 Fee                       Various              2005
141.01                                                                       Fee                        1966                2005
141.02                                                                       Fee                        2002                2005
 142               Refinance                                                 Fee                        1989
 143              Acquisition                                                Fee                        1995
 144               Refinance                                Yes (18)         Fee                        1994
 145               Refinance                                                 Fee                        2004
 146              Acquisition                                                Fee                        1984                2006
 147               Refinance                                                 Fee                        1995
 148               Refinance                                                 Fee                        1980                2006
 149               Refinance                                                 Fee                        1987
 150               Refinance                                                 Fee                        1994
 151              Acquisition                                                Fee                        1976                1992
 152               Refinance                                Yes (17)         Fee                        1982                2002
 153              Acquisition                                                Fee                        2004
 154              Acquisition                                                Fee                        2006
 155               Refinance                                                 Fee                        1979                2003
 156               Refinance                                                 Fee                        1995                2000
 157               Refinance                                                 Fee                        1994
 158               Refinance                                                 Fee                        2006
 159               Refinance                                                 Fee                        1964                1986
 160               Refinance                                                 Fee                        2001
 161              Acquisition                                                Fee                        1964                1989
 162              Acquisition                               Yes (19)         Fee                        2005
 163               Refinance                                                 Fee                        1998
 164               Refinance                                Yes (13)         Fee                        1991                2004
 165               Refinance                                                 Fee                        1984
 166               Refinance                                                 Fee                      1968-1973             1993
 167               Refinance                                Yes (14)         Leasehold                  1974
 168               Refinance                                                 Fee                        1987
 169               Refinance                                                 Fee                        2005
 170               Refinance                                                 Fee                        1969                1984
 171               Refinance                                Yes (19)         Fee                        2005
 172              Acquisition                               Yes (17)         Fee                        1973                2002
 173               Refinance                                                 Fee                        1986
 174         Construction Take Out                          Yes (21)         Fee                        1972              2004/2005
 175               Refinance                                                 Fee                        1992                2005
 176               Refinance                                                 Fee                        2004
 177              Acquisition                               Yes (12)         Fee                        2004
 178              Acquisition                               Yes (15)         Fee                        1980
 179              Acquisition                               Yes (20)         Fee                        1997
 180              Acquisition                                                Fee                     1940 & 1950
 181              Acquisition                                                Fee                        1941                2005
 182              Acquisition                               Yes (11)         Fee                        1997
 183              Acquisition                               Yes (20)         Fee                        1997
 184              Acquisition                                                Fee                        1996
 185              Acquisition                               Yes (16)         Fee                        2006
 186               Refinance                                                 Fee                        2004
 187         Construction Take Out                                           Fee                        2004
 188              Acquisition                                                Fee                        2001
 189              Acquisition                                                Fee                        2005
 190               Refinance                                                 Fee                        1987
 191              Acquisition                                                Fee                        1981
 192               Refinance                                Yes (18)         Fee                        1994
 193               Refinance                                                 Fee                        1968                2001
 194               Refinance                                                 Fee                        2005
 195              Acquisition                                                Fee                        1982
 196               Refinance                                                 Fee                        1984
 197               Refinance                                                 Fee                        2002
 198               Refinance                                                 Fee                        1968
 199              Acquisition                                                Fee                        1988                2006
 200               Refinance                                                 Fee                        1992                2006
 201               Refinance                                                 Fee                        1972
 202               Refinance                                                 Fee                      1998-2003
 203               Refinance                                                 Fee                       Various
203.01                                                                       Fee                        1931
203.02                                                                       Fee                        1941
 204               Refinance                                                 Fee                        1992
 205              Acquisition                                                Fee                        2002
 206              Acquisition                                                Fee                        1998
 207               Refinance                                                 Fee                     1978, 1987
 208              Acquisition                                                Fee                        1985
 209               Refinance                                                 Fee                        1960
 210         Construction Take Out                          Yes (21)         Fee                        2003
 211              Acquisition                                                Fee                         NAP

            TOTAL SF/UNITS/       UNIT OF                        OCCUPANCY          APPRAISED           APPRAISAL
LOAN #        ROOMS/PADS          MEASURE       OCCUPANCY %        DATE        VALUE ($)(7)(9)(26)      DATE(24)            PML %
------------------------------------------------------------------------------------------------------------------------------------

  1                   1,473       Rooms            75.15           5/31/2006          345,800,000          Various
 1.01                   273       Rooms            77.50           5/31/2006           74,900,000         7/7/2006
 1.03                   247       Rooms            79.10           5/31/2006           63,300,000        6/30/2006
 1.02                   251       Rooms            78.70           5/31/2006           62,600,000         7/7/2006          8
 1.04                   253       Rooms            75.10           5/31/2006           55,900,000         7/6/2006
 1.05                   225       Rooms            81.60           5/31/2006           54,500,000         7/6/2006          12
 1.06                   224       Rooms            57.50           5/31/2006           34,600,000         7/6/2006
  2                 472,318         SF             96.65            6/5/2006          389,000,000        7/28/2006          18
  3               1,868,121         SF             88.26           8/31/2006          186,430,000          Various
 3.01               159,600         SF             76.18           8/31/2006           31,300,000         6/2/2006
 3.02               135,351         SF             85.29           8/31/2006           18,500,000         6/1/2006
 3.03               370,470         SF             89.53           8/31/2006           18,200,000         6/1/2006
 3.04                98,262         SF             93.54           8/31/2006           12,900,000         6/2/2006
 3.05                51,668         SF             72.12           8/31/2006            1,250,000         6/2/2006
 3.06                92,586         SF            100.00           8/31/2006           11,000,000         6/2/2006
 3.07                56,095         SF             94.28           8/31/2006            9,800,000         6/2/2006
 3.08                53,445         SF             75.83           8/31/2006            7,100,000         6/1/2006
 3.09                44,495         SF             97.17           8/31/2006            6,800,000         6/1/2006
 3.10                46,295         SF            100.00           8/31/2006            5,000,000         6/1/2006
 3.11                14,820         SF            100.00           8/31/2006            1,030,000         6/3/2006
 3.12                35,975         SF             83.24           8/31/2006            4,500,000         6/1/2006
 3.13                55,578         SF            100.00           8/31/2006            4,900,000        6/14/2006
 3.14                24,030         SF             96.25           8/31/2006            4,300,000         6/1/2006
 3.15                39,485         SF             96.10           8/31/2006            5,100,000         6/2/2006
 3.16                34,894         SF             96.80           8/31/2006            4,500,000         6/1/2006
 3.17                39,221         SF             60.22           8/31/2006            3,410,000         6/2/2006
 3.18                51,323         SF             88.25           8/31/2006            3,400,000         6/2/2006
 3.19                53,852         SF             86.81           8/31/2006            3,300,000         6/1/2006
 3.20                19,910         SF             77.77           8/31/2006            2,800,000         6/2/2006
 3.21                25,240         SF             85.22           8/31/2006            3,000,000         6/1/2006
 3.22                23,362         SF             5.99            8/31/2006            2,530,000         6/2/2006
 3.23                18,990         SF             97.92           8/31/2006            2,800,000        6/14/2006
 3.24                17,345         SF             96.60           8/31/2006            2,700,000         6/1/2006
 3.25                18,460         SF             67.09           8/31/2006            2,300,000         6/1/2006
 3.26                 6,286         SF            100.00           8/31/2006            1,100,000         6/2/2006
 3.27                36,765         SF            100.00           8/31/2006            1,100,000         6/3/2006
 3.28                29,040         SF            100.00           8/31/2006            1,100,000         6/3/2006
 3.29                23,330         SF            100.00           8/31/2006            1,020,000         6/3/2006
 3.30                10,680         SF             66.15           8/31/2006            1,000,000         6/1/2006
 3.31                 4,993         SF            100.00           8/31/2006            1,000,000         6/2/2006
 3.32                30,035         SF            100.00           8/31/2006              890,000         6/3/2006
 3.33                28,414         SF            100.00           8/31/2006              960,000         6/3/2006
 3.34                 6,690         SF            100.00           8/31/2006              740,000         6/1/2006
 3.35                21,515         SF            100.00           8/31/2006              830,000         6/3/2006
 3.36                 9,500         SF            100.00           8/31/2006              680,000         6/3/2006
 3.37                10,200         SF            100.00           8/31/2006              850,000         6/1/2006
 3.38                25,005         SF            100.00           8/31/2006              510,000         6/3/2006
 3.39                 7,300         SF            100.00           8/31/2006              420,000         6/3/2006
 3.40                14,195         SF             61.96           8/31/2006              350,000         6/3/2006
 3.41                 4,406         SF            100.00           8/31/2006              540,000         6/1/2006
 3.42                 8,925         SF            100.00           8/31/2006              310,000         6/3/2006
 3.43                 4,810         SF            100.00           8/31/2006              270,000         6/3/2006
 3.44                 3,730         SF            100.00           8/31/2006              250,000         6/3/2006
 3.45                 1,550         SF            100.00           8/31/2006               90,000         6/3/2006
  4                     336       Rooms            76.76           5/30/2006          168,000,000         6/1/2009
  5                 376,134         SF            100.00            5/1/2006           71,150,000         5/9/2006          9
  6                 442,832         SF             91.17            9/6/2006           75,000,000         9/1/2007
  7               1,216,499         SF            100.00           5/10/2006           48,500,000        4/12/2006
  8                 343,069         SF             93.63           6/30/2006           40,500,000        1/24/2006
  9                 301,697         SF             96.79            4/1/2006           40,575,000        2/22/2006
  10                107,543         SF            100.00             Various           42,300,000        4/17/2006
10.01                88,000         SF            100.00           7/31/2006           24,500,000        4/17/2006
10.02                19,543         SF            100.00           3/31/2006           17,800,000        4/17/2006
  11                    407        Pads            95.82           5/17/2006           37,900,000         1/1/2009
  12                333,600         SF            100.00            6/1/2006           37,400,000        5/24/2006
  13                120,021         SF             95.61           8/11/2006           37,600,000        6/23/2006          18
  14                    328       Units            99.09           6/20/2006           35,000,000        6/29/2006
  15                104,860         SF            100.00           6/19/2006           39,200,000         5/1/2006
15.01                54,257         SF            100.00           6/19/2006           20,900,000         5/1/2006
15.02                50,603         SF            100.00           6/19/2006           18,300,000         5/1/2006          10
  16                    420       Units            92.90           6/30/2006           37,030,000         5/2/2006
  17                129,856         SF             87.00           5/17/2006           40,000,000         6/9/2006
  18                417,744         SF            100.00           5/25/2006           34,000,000        4/20/2006
  19                    326       Units            99.69           4/11/2006           46,300,000        4/14/2006
  20                156,486         SF            100.00           8/21/2006           36,500,000        7/10/2006
  21                295,722         SF             85.80           7/26/2006           31,800,000        6/30/2006
  22                    305       Units            89.50            6/1/2006           28,200,000         5/4/2006
  23                    312       Units            94.87           6/14/2006           31,700,000        6/12/2006
  24                    132       Units           100.00           5/22/2006           26,300,000        5/15/2006
                    165,458         SF            100.00             Various           24,655,000          Various
  25                 99,707         SF            100.00            5/2/2006            8,950,000        2/10/2006
  26                 18,891         SF            100.00            5/2/2006            3,875,000        2/10/2006
  27                 12,000         SF            100.00           4/26/2006            1,530,000         4/8/2006
  28                  9,945         SF            100.00            5/2/2006            3,500,000        8/10/2006
  29                  7,500         SF            100.00            5/2/2006            3,050,000         2/9/2006
  30                 11,100         SF            100.00            5/2/2006            2,500,000        10/1/2006
  31                  6,315         SF            100.00            5/2/2006            1,250,000        2/11/2006
  32                204,800         SF            100.00           7/31/2006           26,000,000         5/3/2006
  33                230,626         SF             98.27           7/25/2006           24,800,000        3/30/2006          18
  34                 97,600         SF            100.00           4/20/2006           24,100,000         5/9/2006          16
  35                150,453         SF             95.48           7/13/2006           27,100,000         6/9/2006
  36                129,500         SF             86.39           5/31/2006           34,450,000        6/20/2006          16
  37                    274       Units            93.00           5/25/2006           21,000,000        6/13/2006
  38                    486       Units            94.65           6/13/2006           20,000,000         6/5/2006
  39                 49,125         SF            100.00           4/17/2006           20,800,000        7/11/2006          10
  40                    164       Rooms            71.70           3/31/2006           29,000,000        4/25/2006
  41                 47,000         SF            100.00           5/15/2006           21,200,000        4/17/2006
  42                    256       Units            89.50           5/25/2006           18,300,000        6/13/2006
  43                515,080         SF             83.39           6/20/2006           22,200,000         6/7/2006       Various
43.01               175,235         SF             79.93           6/20/2006            6,300,000         6/7/2006          11
43.02               121,040         SF             79.26           6/20/2006            6,500,000         6/7/2006          6
43.03                90,125         SF             83.00           6/20/2006            3,900,000         6/7/2006          7
43.04                92,680         SF             95.30           6/20/2006            3,100,000         6/7/2006          6
43.05                36,000         SF             84.38           6/20/2006            2,400,000         6/7/2006          6
  44                430,152         SF            100.00           6/16/2006           24,560,000          Various       Various
44.01               104,598         SF            100.00           6/16/2006            7,960,000        5/16/2006          19
44.02               105,000         SF            100.00           6/16/2006            7,200,000        5/18/2006
44.03                69,954         SF            100.00           6/16/2006            3,500,000        5/22/2006
44.04                50,600         SF            100.00           6/16/2006            3,400,000        6/20/2006
44.05               100,000         SF            100.00           6/16/2006            2,500,000        5/22/2006
  45                    144       Units            82.11           8/24/2006           19,600,000        7/13/2006
  46                 70,721         SF             96.03           4/30/2006           20,100,000       05/19/2006          16
  47                    158       Rooms            75.17           3/31/2006           18,400,000        5/25/2006
  48                    120       Rooms            83.01           4/30/2006           18,000,000        5/15/2006
  49                    167       Units            98.20           5/24/2006           15,775,000        4/25/2006
  50                 28,184         SF            100.00           6/19/2006           18,200,000         5/1/2006
50.01                14,159         SF            100.00           6/19/2006           10,800,000         5/1/2006
50.02                14,025         SF            100.00           6/19/2006            7,400,000         5/1/2006
  51                    123       Rooms            74.91           3/31/2006           17,800,000         5/1/2006          10
  52                108,189         SF            100.00            6/1/2006           16,530,000          Various
52.01                26,100         SF            100.00            6/1/2006            2,850,000        4/10/2006
52.02                19,866         SF            100.00            6/1/2006            2,800,000        4/10/2006
52.03                10,000         SF            100.00            6/1/2006            1,950,000        4/12/2006
52.04                10,000         SF            100.00            6/1/2006            1,800,000        4/17/2006
52.05                 7,000         SF            100.00            6/1/2006            1,700,000         4/7/2006
52.06                 8,760         SF            100.00            6/1/2006            1,490,000        4/14/2006
52.07                 8,345         SF            100.00            6/1/2006            1,540,000        4/11/2006
52.08                 5,986         SF            100.00            6/1/2006            1,250,000        4/14/2006
52.09                12,132         SF            100.00            6/1/2006            1,150,000        4/10/2006
  53                152,000         SF            100.00            7/7/2006           18,240,000        4/10/2006
  54                 90,862         SF             96.37            8/7/2006           17,500,000        5/15/2006
  55                    191       Units            98.95           6/30/2006           17,500,000         4/6/2006
  56                 60,732         SF            100.00            7/1/2006           17,500,000         7/5/2006
  57                 78,207         SF             95.67           8/17/2006           17,170,000        7/27/2006
  58                    165        Pads           100.00            8/3/2006           15,000,000         8/3/2006          12
  59                 94,328         SF             90.57            6/8/2006           15,400,000        1/26/2006
  60                 98,902         SF             91.51            7/1/2006           14,600,000         4/4/2006
60.01                31,888         SF             86.20            7/1/2006            5,400,000         4/4/2006
60.02                35,014         SF            100.00            7/1/2006            4,600,000         4/4/2006
60.03                32,000         SF             87.50            7/1/2006            4,600,000         4/4/2006
  61                    256       Units            92.58           7/20/2006           19,500,000        1/10/2006
  62                    370       Rooms            66.50           4/30/2006           17,300,000          Various
62.01                   148       Rooms            67.10           4/30/2006            8,100,000        1/30/2006
62.02                   120       Rooms            65.00           4/30/2006            4,800,000         2/6/2006
62.03                   102       Rooms            67.30           4/30/2006            4,400,000         2/1/2006
  63                    148       Units            93.92           5/16/2006           15,200,000         6/2/2006
  64                    120       Rooms            74.17           6/17/2006           15,700,000         6/6/2006
                     48,549         SF             90.26             Various           15,900,000          Various       Various
  65                 26,639         SF             92.77           8/23/2006            8,000,000         2/1/2006          10
  66                 21,910         SF             87.20           7/24/2006            7,900,000         5/1/2006          12
  67                 96,482         SF             95.14           4/24/2006           24,000,000          Various       Various
67.01                58,232         SF            100.00           4/24/2006           10,400,000         3/9/2006          16
67.02                35,210         SF             86.67           4/24/2006            8,100,000         3/8/2006          15
67.03                 3,040         SF            100.00           4/24/2006            5,500,000        3/13/2006          13
  68                171,403         SF             93.43            6/1/2006           18,400,000        6/27/2006          15
  69                    282       Units            98.94           3/22/2006           13,440,000         9/1/2006
  70                 67,598         SF            100.00            5/1/2006           13,430,000         3/3/2006          16
  71                    120       Rooms            71.44           4/30/2006           12,700,000         6/1/2006
  72                    104       Rooms            81.07           4/30/2006           13,200,000         6/1/2006          13
  73                 18,995         SF            100.00           6/19/2006           14,200,000         5/1/2006
  74                 30,208         SF            100.00           7/27/2006           13,100,000          Various       Various
74.01                17,713         SF            100.00           7/27/2006            7,000,000        6/13/2006          14
74.02                12,495         SF            100.00           7/27/2006            6,100,000        3/29/2006          16
  75                    156       Units           100.00           5/17/2006           13,100,000         8/1/2006
  76                 40,958         SF            100.00           5/15/2006           12,690,000        3/20/2006
  77                178,798         SF            100.00           3/31/2006           13,010,000        1/12/2006
77.01               165,538         SF            100.00           3/31/2006           11,400,000        1/12/2006
77.02                13,260         SF            100.00           3/31/2006            1,610,000        1/12/2006
  78                 96,358         SF             98.50            5/1/2006           12,239,000         6/1/2006          7
  79                    149       Rooms            71.31           3/31/2006           14,000,000        5/16/2006
  80                    127       Rooms            70.05           3/31/2006           11,800,000        5/16/2006
  81                 44,303         SF             98.37            7/6/2006           13,660,000        5/17/2006          14
  82                 72,301         SF            100.00            4/1/2006           16,000,000       05/08/2006          19
  83                    164       Units            93.90            6/1/2006           10,800,000        5/20/2006
  84                 45,585         SF            100.00           6/21/2006           12,500,000        6/25/2006
  85                 56,335         SF            100.00            4/1/2006           10,200,000        5/26/2006
  86                 42,957         SF            100.00            7/5/2006           14,000,000        5/25/2006
  87                183,194         SF            100.00            4/9/2006           13,050,000         5/9/2006          14
  88                 69,768         SF             97.30            6/1/2006           11,100,000        6/20/2006          15
  89                     85       Rooms            83.22           4/30/2006           10,400,000         6/1/2006
  90                162,652         SF            100.00           5/26/2006           10,400,000         1/1/2008
  91                 39,388         SF             69.93           7/25/2006           13,800,000        3/24/2006          15
  92                 38,763         SF             92.50           5/17/2006           11,000,000         6/9/2006
  93                128,608         SF             94.79             Various           11,400,000        5/24/2006
93.01                63,388         SF             92.56           3/27/2006            6,000,000        5/24/2006
93.02                65,220         SF             96.96           2/28/2006            5,400,000        5/24/2006
  94                    204       Units            90.69           6/22/2006           11,830,000         5/3/2006
  95                 97,695         SF             92.00            5/1/2006           10,430,000         5/4/2006
  96                  7,103         SF            100.00           4/20/2006           11,000,000          Various
  97                     97       Rooms            66.02           6/30/2006           12,000,000        7/28/2006
  98                119,387         SF             86.70            7/1/2006            9,500,000        2/17/2006
  99                 40,493         SF            100.00            6/5/2006            8,625,000         8/1/2006
 100                    215       Units            97.21            7/6/2006            9,100,000        5/26/2006
 101                 58,701         SF            100.00           5/30/2006            8,900,000        4/27/2006
 102                     83       Rooms            63.57           5/31/2006            9,600,000        5/24/2006
 103                112,140         SF            100.00           7/21/2006           10,300,000        6/26/2006
 104                107,644         SF            100.00           6/30/2006           11,700,000         6/7/2006
 105                 44,898         SF             88.26            6/1/2006           10,150,000         6/1/2006
 106                 75,100         SF            100.00            6/1/2006            8,200,000        6/16/2006
 107                     90       Rooms            81.60           4/30/2006           14,900,000        5/23/2006          14
 108                 71,600         SF             96.58           6/26/2006           10,500,000        3/22/2006
 109                100,892         SF             62.30           6/30/2006           10,325,000         7/1/2006
 110                 31,124         SF            100.00           6/15/2006           10,350,000        5/12/2006          19
 111                 23,915         SF            100.00           7/31/2006           10,000,000         5/1/2006          16
 112                    132       Units            97.00           5/17/2006            8,250,000         6/1/2006
 113                 13,013         SF            100.00           7/20/2006            9,200,000        7/24/2006
 114                131,066         SF             78.90            7/1/2006            8,700,000         2/1/2008          12
 115                 87,042         SF             87.03            4/1/2006            8,200,000         5/8/2006
 116                 95,154         SF            100.00            5/1/2006            7,815,000         5/4/2006
 117                    131       Rooms            71.52           6/30/2006            8,500,000       12/15/2006          19
 118                 67,563         SF             96.00           5/18/2006            7,400,000        2/21/2006
 119                 28,551         SF            100.00            5/1/2006            8,250,000         5/3/2006          13
 120                     83       Rooms            75.24           4/30/2006            8,100,000        5/23/2006
 121                 51,549         SF             98.45           6/26/2006            8,700,000        5/14/2006
 122                     91       Rooms            63.92           4/30/2006            8,200,000         6/1/2006
 123                 33,040         SF             96.96           5/11/2006            7,300,000         5/7/2006
 124                 36,283         SF             95.56           5/22/2006            7,500,000         5/5/2006
 125                 35,345         SF             97.49           8/31/2006            8,320,000        5/25/2006
 126                 49,400         SF             93.83           5/17/2006            7,850,000        3/15/2006
 127                    103       Rooms            51.56           6/30/2006            7,700,000        4/21/2006
 128                    115       Rooms            78.33           3/31/2006            8,000,000        4/21/2006
 129                 28,286         SF            100.00           4/28/2006            8,000,000        4/24/2006
 130                 13,240         SF            100.00            8/4/2006            8,450,000        6/20/2006          12
 131                 69,850         SF             93.27           5/23/2006            7,110,000        5/24/2006
                     22,792         SF             84.53           6/22/2006            6,590,000        5/18/2006
 132                 13,425         SF             84.92           6/22/2006            3,950,000        5/18/2006
 133                  9,367         SF             83.99           6/22/2006            2,640,000        5/18/2006
 134                 30,303         SF             94.90           4/11/2006            7,000,000        3/31/2005
 135                     81       Rooms            83.00           3/31/2006            7,240,000        4/24/2006
 136                 43,013         SF            100.00           6/30/2006            7,100,000        5/16/2006
 138                 28,310         SF            100.00            7/1/2006            8,000,000         7/1/2006          18
 140                 28,235         SF            100.00           7/24/2006            7,500,000         5/2/2006          9
 139                 10,392         SF            100.00            6/1/2006            6,900,000        6/15/2006          11
 137                 67,785         SF             73.14           7/12/2006            8,770,000        6/29/2006          11
 141                120,014         SF             71.58           5/31/2006            7,390,000        4/26/2006
141.01               69,664         SF             75.09           5/31/2006            4,740,000        4/26/2006
141.02               50,350         SF             66.73           5/31/2006            2,650,000        4/26/2006
 142                 87,243         SF            100.00           4/30/2006            8,100,000        5/11/2006          15
 143                 36,262         SF            100.00           7/25/2006            6,400,000        7/15/2006
 144                    180       Units            90.56           6/12/2006            6,500,000        4/28/2006
 145                 65,437         SF             83.02            7/3/2006            7,380,000        3/24/2006          15
 146                 63,789         SF            100.00          12/16/2005            7,500,000        8/15/2006          18
 147                 18,270         SF            100.00           7/27/2006            5,800,000         7/7/2006
 148                 75,028         SF             85.70            5/1/2006            5,600,000        6/27/2006
 149                 29,417         SF            100.00            6/1/2006            5,900,000       05/10/2006
 150                     96       Units            97.90           6/13/2006            5,900,000        5/23/2006          12
 151                 35,000         SF            100.00            5/4/2006            6,200,000        3/27/2006          12
 152                 23,513         SF            100.00            3/5/2006            5,850,000        2/28/2006          18
 153                 35,200         SF            100.00           4/18/2006            5,100,000        4/24/2006
 154                 80,772         SF            100.00           6/16/2006            6,750,000        6/14/2006
 155                 39,800         SF            100.00           7/11/2006            7,000,000        5/11/2006
 156                 62,475         SF             74.23           3/22/2006            5,070,000         3/8/2006
 157                 21,715         SF            100.00          12/11/2005            6,100,000         3/1/2006          19
 158                 14,246         SF            100.00            8/4/2006            5,600,000        6/15/2006          10
 159                 30,543         SF            100.00           5/31/2006            5,950,000       05/16/2006          18
 160                 12,967         SF            100.00           5/30/2006            4,675,000         6/1/2006
 161                 46,939         SF             83.17           5/15/2006            5,400,000        6/25/2006
 162                 18,300         SF             83.62            4/6/2006            4,550,000        10/6/2006
 163                     57       Units            98.25           5/18/2006            4,800,000         5/2/2006
 164                    103       Rooms            58.58           5/31/2006            5,100,000       05/24/2006
 165                    115       Units            86.09            6/1/2006            5,000,000        4/26/2006
 166                    118       Units            97.46            5/2/2006            4,450,000        5/10/2006
 167                 39,505         SF            100.00           3/31/2006           11,100,000        4/22/2006          15
 168                 25,932         SF            100.00            6/1/2006            9,530,000        4/27/2006          16
 169                 21,109         SF            100.00           6/22/2006            4,300,000        4/18/2006
 170                 96,814         SF            100.00           6/16/2006            4,500,000         6/1/2006
 171                 15,836         SF             78.88           5/15/2006            4,000,000        5/22/2006
 172                 26,384         SF            100.00            5/1/2006            4,660,000        2/28/2006          25
 173                 13,526         SF            100.00           3/28/2006            5,150,000        4/13/2006          13
 174                    109       Units            95.40           4/24/2006            4,200,000        4/11/2006
 175                 47,720         SF             92.90            2/1/2006            4,500,000         1/7/2006
 176                 84,747         SF             98.35            5/8/2006            4,350,000         5/1/2006
 177                 24,622         SF            100.00            5/8/2003            4,400,000       05/09/2006
 178                 62,253         SF             88.38            5/2/2006            3,750,000        5/17/2006
 179                 15,513         SF             86.70           3/31/2006            4,030,000         5/2/2006
 180                    184       Units            90.22            8/8/2006            4,000,000        5/22/2006
 181                  9,184         SF            100.00            2/8/2006            4,650,000        3/16/2006          18
 182                 19,976         SF             90.22            5/1/2006            3,700,000         6/7/2006          9
 183                 14,818         SF             95.45           3/31/2006            3,640,000         5/2/2006
 184                 16,594         SF            100.00           5/31/2006            3,750,000        4/20/2006          13
 185                  9,550         SF            100.00           6/15/2006            4,000,000        5/23/2006
 186                 60,789         SF             60.57           4/15/2006            5,230,000        4/13/2006          11
 187                    116       Units            98.28           6/25/2006            3,080,000        5/19/2006
 188                 10,000         SF            100.00           5/12/2006            3,000,000        6/23/2006
 189                  9,971         SF             87.30            5/1/2006            3,440,000        6/16/2006
 190                 23,652         SF             89.56            5/1/2006            3,000,000        2/17/2006
 191                 14,400         SF            100.00           5/30/2006            3,500,000        5/22/2006          18
 192                     90       Units            90.00            6/9/2006            2,850,000         5/4/2006
 193                     42       Units           100.00            6/5/2006            3,000,000        5/16/2006
 194                  7,848         SF            100.00           7/10/2006            3,140,000         6/2/2006
 195                107,968         SF            100.00           5/24/2006            3,575,000        4/12/2006
 196                 47,840         SF             85.41            5/1/2006            2,500,000        5/17/2006
 197                 16,765         SF             81.72           6/30/2006            2,466,000        5/15/2006
 198                     75        Pads           100.00           4/30/2006            2,660,000         5/4/2006          13
 199                 20,000         SF            100.00            7/1/2006            2,800,000         7/8/2006
 200                 17,494         SF            100.00           7/12/2006            2,500,000        5/13/2006
 201                 18,147         SF             99.59            5/1/2006            3,700,000        5/10/2006          15
 202                 91,710         SF             66.51           12/1/2005            2,910,000       10/10/2005
 203                     14       Units            92.86           7/26/2006            3,000,000        6/13/2006
203.01                    6       Units            83.33           7/26/2006            1,800,000        6/13/2006
203.02                    8       Units           100.00           7/26/2006            1,200,000        6/13/2006
 204                 17,607         SF             89.40            3/1/2006            3,710,000         5/3/2006          19
 205                 11,608         SF            100.00           4/23/2006            2,280,000        4/12/2006
 206                 10,125         SF            100.00           7/19/2006            2,300,000       05/30/2006
 207                 16,150         SF            100.00           5/17/2006            1,770,000        5/18/2006          10
 208                 14,530         SF            100.00            7/1/2006            2,725,000        5/17/2006          14
 209                     33        Pads           100.00           7/17/2006            1,680,000        6/13/2006          10
 210                     40       Units           100.00           4/30/2006            1,575,000        9/12/2005
 211                493,535         SF            100.00           6/16/2006            1,900,000        5/18/2006

                                                                       LARGEST TENANT
             SINGLE                                                                                               LEASE
LOAN #       TENANT                               TENANT NAME                               UNIT SIZE           EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

  1
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2                     Good Guys                                                               49,966                 7/31/2012
  3         Various
 3.01                   Ukrop's                                                                 71,835                11/30/2023
 3.02                   Food Lion LLC                                                           36,856                12/31/2025
 3.03                   Gentek Restructuring, Inc.                                              50,535                 9/30/2008
 3.04                   Ukrops                                                                  51,396                11/10/2022
 3.05                   Food Lion LLC                                                           33,764                11/30/2026
 3.06                   Books A Million                                                         17,937                11/30/2007
 3.07                   CVS                                                                     10,880                 1/31/2031
 3.08                   Stratford Hills Antique Market                                          11,560                 5/31/2008
 3.09                   Ben Franklin's                                                          22,670                 1/31/2011
 3.10                   M. Kambourian & Sons                                                    13,955                 1/31/2009
 3.11       Yes         Walgreens                                                               14,820                 6/30/2081
 3.12                   Dollar Tree Stores Inc.                                                 11,560                10/31/2010
 3.13                   W. S. Connelly & Co.                                                     6,335                 8/31/2008
 3.14                   Tuckahoe Cleaners                                                        3,805                10/31/2008
 3.15                   Eagle Construction of Virginia                                          12,843                12/31/2010
 3.16                   Landmark Properties                                                      5,751                 2/28/2012
 3.17                   AVAD, LLC.                                                              12,156                10/31/2011
 3.18                   Rentway, Inc.                                                           12,845                 5/31/2009
 3.19                   Cherokee Wholesalers                                                    10,500                12/31/2006
 3.20                   Regency T. V. GT.                                                        3,870                       MTM
 3.21                   Duron Paint Company                                                      4,600                11/30/2010
 3.22                   Hertz                                                                    1,400                 6/29/2012
 3.23                   American Family Childcare                                                4,255                 3/31/2007
 3.24                   Century 21 - US Realty                                                   3,870                 3/31/2011
 3.25                   Daddio's Grill                                                           3,220                 5/31/2007
 3.26                   Jerry's Coin Laundry                                                     2,144                 6/30/2007
 3.27       Yes         Dixie Sporting Goods                                                    36,765                 2/28/2008
 3.28                   CounterWorks, Inc.                                                      16,240                 7/31/2012
 3.29       Yes         Maddux Supply Company                                                   23,330                 4/30/2009
 3.30                   W.S. Logan                                                               2,030                       MTM
 3.31       Yes         Children's World Learning Center                                         4,993                 4/30/2010
 3.32       Yes         L. Fishman & Sons, Inc.                                                 30,035                 5/31/2010
 3.33       Yes         NOVA of Virginia Aquatics, Inc.                                         28,414                12/31/2020
 3.34                   Gumineck Management Company                                              4,615                 8/31/2008
 3.35       Yes         One Of A Kind Kid, Inc.                                                 21,515                10/31/2018
 3.36                   Virginia Millwork, Inc.                                                  4,750                 9/30/2006
 3.37       Yes         Environmental Solutions, Inc.                                           10,200                 4/30/2010
 3.38       Yes         Snyder's of Hanover                                                     25,005                12/31/2011
 3.39       Yes         Cosby Appliance Center                                                   7,300                 7/31/2016
 3.40                   Richmond Hit Dogs                                                        5,400                       MTM
 3.41                   Diamond Source of VA, Inc.                                               2,400                  6/9/2012
 3.42                   Lamb's Basket                                                            5,000                11/30/2006
 3.43       Yes         Forest Ambulance Services, Inc.                                          4,810                       MTM
 3.44       Yes         Maddux Supply Company                                                    3,730                 4/30/2009
 3.45       Yes         Divine Threads, LLC                                                      1,550                       MTM
  4
  5         Yes         State of California - Dept of Transportation                           373,522      6/30/2009; 6/30/2014
  6                     Sears                                                                   80,347                 2/15/2008
  7         Yes         Exel Logistics                                                       1,216,499                 5/19/2016
  8                     Sears, Roebuck and Co.                                                  64,772                  2/1/2030
  9                     CHS                                                                    107,705                 1/31/2016
  10
10.01       Yes         Forever 21                                                              88,000                12/15/2014
10.02                   Dick Blick Retail, Inc.                                                 15,000                12/31/2022
  11
  12        Yes         Covance                                                                333,600                12/31/2025
  13                    Roland Land Development                                                  4,417                 7/31/2009
  14
  15        Yes
15.01       Yes         Carmax Auto Superstores, Inc.                                           54,257                  8/9/2016
15.02       Yes         Carmax Auto Superstores, Inc.                                           50,603                12/21/2018
  16
  17                    The Cheesecake Factory Restaurant                                       11,507                 1/31/2025
  18        Yes         Middle Atlantic Products                                               417,744                 3/31/2026
  19
  20                    Wallace Theatre                                                         44,023                 6/30/2021
  21                    Sears                                                                   60,700                 8/31/2008
  22
  23
  24
            Various     Bi-Mart                                                                 46,000                 1/31/2021
  25                    Bi-Mart                                                                 46,000                 1/31/2021
  26                    Schuck's                                                                 6,000                 4/30/2014
  27                    Danny Campbell                                                           6,800                 6/30/2021
  28                    Danny Campbell                                                           2,111                 4/30/2021
  29                    Island Sun Tan                                                           1,500                 3/12/2011
  30                    Danny Campbell                                                           7,390                 5/31/2021
  31        Yes         Tony Romas                                                               6,315                 4/30/2015
  32                    Sprint Spectrum Realty Co., LP                                          90,000                 4/30/2011
  33                    Target Stores                                                           99,800                 1/31/2021
  34                    Westwood Self Storage                                                   66,000                10/31/2010
  35                    Food Lion LLC                                                           38,303                12/16/2023
  36                    Easy Life Furniture, Inc.                                               28,080                11/14/2015
  37
  38
  39                    La Jolla Orthopedic Surgery                                             19,671                 1/17/2015
  40
  41                    Haier America Trading                                                   25,000                12/31/2021
  42
  43
43.01
43.02
43.03
43.04
43.05
  44
44.01       Yes         Well Luck Co., Inc.                                                    104,598                 6/15/2026
44.02       Yes         Well Luck Co., Inc.                                                    105,000                 6/15/2026
44.03       Yes         Well Luck Co., Inc.                                                     69,954                 6/15/2026
44.04       Yes         Well Luck Co., Inc.                                                     50,600                 6/15/2026
44.05       Yes         Well Luck Co., Inc.                                                    100,000                 6/15/2026
  45
  46                    Cables Restaurant                                                        5,715                12/31/2021
  47
  48
  49
  50        Yes
50.01       Yes         Carmax Auto Superstores, Inc.                                           14,159                  8/9/2016
50.02       Yes         Carmax Auto Superstores, Inc.                                           14,025                  8/9/2016
  51
  52                    DaVita, Inc. (Grand Rapids)                                             19,866                12/31/2016
52.01                   Richmond Goodwill Industries, Inc.                                      16,100                 9/30/2012
52.02       Yes         DaVita, Inc. (Grand Rapids)                                             19,866                12/31/2016
52.03       Yes         DaVita, Inc.                                                            10,000                 5/31/2012
52.04       Yes         DaVita, Inc.                                                            10,000                 2/28/2011
52.05       Yes         DaVita, Inc.                                                             7,000                12/31/2011
52.06       Yes         DaVita, Inc.                                                             8,760                 7/22/2018
52.07       Yes         DaVita, Inc.                                                             8,345                 7/22/2018
52.08       Yes         DaVita, Inc.                                                             5,986                  4/3/2012
52.09       Yes         DaVita, Inc. (Portsmouth)                                               12,132                 2/13/2018
  53        Yes         Capital City Press                                                     152,000                 3/31/2010
  54                    LA Fitness International, Inc.                                          35,160                 10/6/2014
  55
  56                    Fulton Mgmt                                                             30,206                 9/25/2015
  57
  58
  59                    Kenrick Investment                                                      25,726                 3/31/2019
  60
60.01                   PA LCB (PA Liquor Control Board)                                         4,800                 3/31/2010
60.02                   Fashion Bug                                                              7,960                 9/30/2011
60.03                   Fashion Bug                                                              7,200                 3/31/2012
  61
  62
62.01
62.02
62.03
  63
  64

  65                    Fresno Cnty Fed Cred. Un.                                                4,200                 3/31/2013
  66                    Juan's Mexicali                                                          2,708                 5/31/2011
  67
67.01                   National Enterprises                                                    11,817                 4/30/2021
67.02                   Murcom Industries, Inc. dba Krisjon Unfinished Furniture                14,417                11/30/2013
67.03       Yes         Kearny Mesa Lexus/Toyota, Inc.                                           3,040                 7/10/2021
  68                    Danova USA dba Kid Collections                                          12,214                 9/30/2007
  69
  70                    La Z Boy Chair                                                          20,473                 8/31/2015
  71
  72
  73        Yes         Carmax Auto Superstores, Inc.                                           18,995                 6/28/2024
  74
74.01                   Melting Pot                                                              5,920                 9/30/2016
74.02       Yes         Yard House USA, LLC                                                     12,495                 3/31/2016
  75
  76                    Destination Salon and Spa                                                5,230                       MTM
  77
77.01       Yes         Momentum Volkswagen                                                    165,538                 8/15/2019
77.02       Yes         Momentum Audi                                                           13,260                 3/31/2019
  78                    Save Mart Grocery                                                       29,160                 1/31/2009
  79
  80
  81                    Ly Ly Fong                                                               9,600                 5/31/2010
  82                    N.A. Cohen Group                                                         3,347                10/31/2006
  83
  84        Yes         LA Fitness                                                              45,585                 6/30/2021
  85                    A&P                                                                     30,750                 6/30/2007
  86                    Bon Secours-Memorial Medical Center, Inc.                               29,629                12/31/2015
  87        Yes         GSA - National Archives and Records                                    183,194                11/30/2024
  88                    Bank of America                                                          4,288                 2/28/2011
  89
  90                    Yamaha Motor Corporation, USA                                          116,162                 3/31/2009
  91                    Shogun Murrieta, LLC dba Shogun Restaurant                               8,155                 7/31/2021
  92                    Town Center City Club                                                    9,157                 2/28/2014
  93
93.01
93.02
  94
  95                    Basha's                                                                 52,225                 5/31/2010
  96                    162 West Restaurant                                                      1,700                 12/1/2015
  97
  98                    Real Gems Corporation                                                    4,814                 4/30/2009
  99                    Aspen Holdings, Inc.                                                    12,500                10/31/2011
 100
 101                    Mayor's Jewelers of Florida, Inc.                                       47,851                11/30/2020
 102
 103        Yes         Cummins, Inc.                                                          112,140                10/23/2017
 104                    Albertson's                                                             36,000                12/31/2010
 105                    Fort Wayne Pediatrics, P.C.                                             18,010                12/31/2013
 106                    Sweetbay                                                                29,000                 7/31/2009
 107
 108                    Bravo                                                                   17,400                 2/29/2008
 109
 110                    Smart & Final                                                           21,057                11/30/2017
 111                    San Diego Palm, LLC                                                      9,889                11/30/2025
 112
 113        Yes         CVS                                                                     13,013                 1/31/2032
 114                    Macquarie Holdings (USA), Inc.                                          16,970                11/30/2009
 115                    City of San Antonio                                                     14,981                10/31/2009
 116                    KMart                                                                   86,479                10/31/2015
 117
 118                    Food Lion                                                               33,000                12/15/2018
 119                    Rent-A-Center                                                            4,137                 6/30/2009
 120
 121                    Century 21                                                              10,900                12/31/2007
 122
 123                    Trek Bicycles                                                            6,521                 7/31/2011
 124                    Tech Funding                                                            10,073                 9/30/2007
 125
 126                    Crescent School                                                          3,850                 1/31/2008
 127
 128
 129                    Smart & Final                                                           18,321                12/31/2016
 130                    Financial 21 Community Credit                                            3,240                 10/4/2015
 131                    Big Lots                                                                29,716                 1/31/2009

 132                    Washington Mutual                                                        3,500                12/31/2011
 133                    Pocket Communications                                                    2,000                 6/30/2011
 134                    Floors Direct                                                            6,637                 9/30/2011
 135
 136                    TicketMaster Corporation                                                29,352                 4/16/2008
 138                    Rancho PT Admin                                                          5,824                 6/30/2020
 140                    King's Garden                                                            8,560                 9/30/2015
 139                    Palisades Development Group                                              5,847                  6/1/2016
 137
 141
141.01
141.02
 142        Yes         Mighty Fine, Inc.                                                       87,243                 3/31/2009
 143        Yes         Best Buy                                                                36,262                 2/23/2015
 144
 145
 146        Yes         Vitesse Semiconductor Corp.                                             63,789                12/31/2015
 147                    Calico Corners                                                           5,018                 2/29/2011
 148                    Stage Stores #5113                                                      17,000                10/31/2015
 149                    Rainbow / Kid's Spot                                                     5,000                12/31/2008
 150
 151        Yes         Big Lots                                                                35,000                 1/31/2008
 152                    Care Best Home Health                                                    7,512                 3/14/2016
 153                    Dollar Tree                                                             10,000                11/20/2014
 154        Yes         FedEx Ground System Package System, Inc.                                80,772                 6/14/2016
 155                    TSI Sports Club                                                         32,000                  6/1/2013
 156
 157                    PetCo                                                                   11,746                 1/31/2011
 158                    Pickletime Deli                                                          2,828                 7/31/2016
 159                    Orange Coast                                                             9,282                 7/14/2009
 160                    International House of Pancakes                                          4,500                 9/29/2021
 161                    Dollar Tree Store                                                       16,946                 1/31/2013
 162                    Proline Billiards                                                        4,500                12/31/2010
 163
 164
 165
 166
 167                    Cedar Creek Inn                                                          5,000                 3/31/2008
 168                    Artesia Medispa Medical Corporation                                      4,099                 5/31/2007
 169                    Internal Medicine Specialists                                            6,223                 1/31/2015
 170                    Wayfield Foods, Inc.                                                    38,752                11/11/2007
 171                    Payless Shoe Source                                                      3,042                 2/28/2011
 172                    Wasserman, Comden, Casselman & Pearson LLP                               4,250                  7/1/2009
 173                    Indiana Bones                                                            2,850                 4/30/2010
 174
 175                    Tru Value Hardware                                                      17,062                11/30/2009
 176                    Texas A-1 Steaks & Seafood                                               4,733                 10/1/2010
 177        Yes         GSA Tucson                                                              24,622                 6/30/2014
 178                    C2 Media Com, Inc.                                                      16,607                 3/31/2010
 179                    Playtime Gym                                                             3,551                 3/31/2011
 180
 181        Yes         Furlined, LLC                                                            9,184                  2/7/2013
 182                    BM Pampanga's Best                                                       4,400                 2/29/2008
 183                    Wendy's International, Inc. (Ground Lease)                                 NAP                11/12/2010
 184                    Hollywood Video                                                          4,635                 6/30/2011
 185                    Matress Firm                                                             4,020                 3/30/2011
 186
 187
 188                    Radio Shack                                                              3,000                 8/31/2011
 189                    T-Mobile Texas LP                                                        2,450                  2/6/2011
 190                    EurAsia Restaurant                                                       6,400                11/30/2010
 191                    GZ Up Wear                                                               2,100                  3/3/2009
 192
 193
 194                    Mattress Firm                                                            4,320                11/14/2015
 195        Yes         Global Electronics Processing (USA), Inc.                              107,968                 5/31/2021
 196
 197                    Learning Center                                                          4,550                12/31/2010
 198
 199        Yes         Alliance Fire Protection                                                20,000                 4/30/2016
 200                    The Mens Warehouse                                                       4,000                 6/30/2016
 201
 202
 203
203.01                  Chickpeas Childcare Center                                               1,300                 7/31/2016
203.02
 204                    Keller Market                                                            2,277                 9/30/2008
 205                    Galaxy of Salons                                                         3,906                 4/30/2011
 206        Yes         CVS                                                                     10,125                  1/1/2019
 207                    Merrill & Assoc                                                          4,066                 6/30/2008
 208                    Leman                                                                    3,280                 1/31/2009
 209
 210
 211

                                             2ND LARGEST TENANT
                                                                                     LEASE
LOAN #                         TENANT NAME                        UNIT SIZE        EXPIRATION
--------------------------------------------------------------------------------------------------

  1
 1.01
 1.03
 1.02
 1.04
 1.05
 1.06
  2          Borders Books & Music                                     32,448          2/28/2014
  3
 3.01        Hollywood Video                                            6,300           8/1/2014
 3.02        Pleasants Hardware                                        17,065          3/31/2009
 3.03        Produce Source Partners                                   45,960           8/1/2007
 3.04        Hollywood Video                                            5,775          3/20/2014
 3.05
 3.06        Fabric Warehouse                                          13,100          4/30/2008
 3.07        Tuesday Morning, Inc.                                      8,290          7/15/2011
 3.08        Stratford Pizza, Inc.                                      4,910          3/31/2010
 3.09        Wiltan, LLC                                                4,790         11/30/2008
 3.10        CVS                                                       10,000         11/30/2010
 3.11
 3.12        CVS                                                       10,125          1/31/2020
 3.13        Ridgefield Body & Paint Inc.                               4,975                MTM
 3.14        Tiki-Tiki                                                  2,800          3/31/2008
 3.15        Computer Associates, Inc                                   9,135          7/17/2012
 3.16        Canavan Construction                                       4,381         12/31/2007
 3.17        Mr. Transmission                                           4,320          9/30/2015
 3.18        Virginia Sprinkler Company                                10,565          5/31/2009
 3.19        Markel Corporation                                        10,450          9/30/2008
 3.20        Joy Garden                                                 3,200         12/31/2006
 3.21        HATtheatre Inc                                             2,250          4/30/2007
 3.22
 3.23        Veterinary Dermatology of Richmond                         1,510          2/28/2007
 3.24        A Taste of Italy                                           2,500          1/31/2009
 3.25        City Lights of China, Inc.                                 2,925          8/31/2011
 3.26        Joseph Markow Florist, Inc.                                2,038          9/30/2008
 3.27
 3.28        VA Cash & Cash                                            12,800          2/28/2008
 3.29
 3.30        Thurmond, Clower & Associates, L.L.P.                      1,340                MTM
 3.31
 3.32
 3.33
 3.34        Robert R. Dawson, C. Thomas Green                          2,075          6/30/2009
 3.35
 3.36        Fuqua and Sheffield                                        4,750         10/31/2010
 3.37
 3.38
 3.39
 3.40        A & R Cabinet Company                                      4,995                MTM
 3.41        Computers America, Inc.                                    1,028          5/31/2008
 3.42        East Coast Hydro Testing & Gasses, Inc.                    3,925          9/30/2006
 3.43
 3.44
 3.45
  4
  5          Little Folks University, Inc.                              2,612          6/30/2010
  6          Belk                                                      73,723          2/15/2023
  7
  8          J. C. Penney Co.                                          51,324          2/28/2010
  9          AHS Holdings, Inc.                                        34,183          6/30/2014
  10
10.01
10.02        Zale Delaware, Inc.                                        3,000          1/31/2017
  11
  12
  13         Executive Suites, Inc                                      3,809         12/31/2010
  14
  15
15.01
15.02
  16
  17         Ruth's Chris Steak House-VA Beach                         10,507          5/31/2025
  18
  19
  20         Learning Foundation                                       19,156          8/31/2010
  21         Shaws Supermarket                                         52,392         12/31/2013
  22
  23
  24
             Staples                                                   25,600         11/30/2007
  25         Staples                                                   25,600         11/30/2007
  26         Hollywood Video                                            5,400          9/13/2009
  27         China Buffet                                               4,000          6/30/2011
  28         Go Wireless Verizon                                        1,583          4/30/2011
  29         EB Games                                                   1,500          9/30/2015
  30         Avocado Mexican Grill                                      1,610          2/28/2009
  31                                                                        0
  32         Maag Pump Systems                                         44,000          5/31/2007
  33         Staples                                                   21,879          4/30/2013
  34         Sportmart (d/b/a TSA)                                     31,600          12/1/2007
  35         Goodwill                                                  25,917         11/30/2014
  36         Linder's Furniture                                        24,103          6/20/2016
  37
  38
  39         Girard Orthopedic                                          4,550         11/30/2011
  40
  41         Gotham Hall, LLC                                          22,000          7/31/2012
  42
  43
43.01
43.02
43.03
43.04
43.05
  44
44.01
44.02
44.03
44.04
44.05
  45
  46         Pam's Hallmark                                             5,400          9/30/2009
  47
  48
  49
  50
50.01
50.02
  51
  52         Richmond Goodwill Industries, Inc.                        16,100          9/30/2012
52.01        DaVita, Inc.                                              10,000         12/31/2011
52.02
52.03
52.04
52.05
52.06
52.07
52.08
52.09
  53
  54         Hekmatian & Sons, Inc.                                    15,450         12/31/2013
  55
  56         Office Depot Inc                                          21,000          5/31/2016
  57
  58
  59         J.A. Cambece Law Office, P.C.                              8,973          2/28/2011
  60
60.01        Mattress Warehouse                                         3,888         10/31/2015
60.02        Gallie's Hallmark                                          6,254          2/28/2007
60.03        Shoe Show                                                  4,800          3/31/2007
  61
  62
62.01
62.02
62.03
  63
  64

  65         Jasbinder Singh & Harjinder Kaur                           3,600          4/30/2026
  66         Motion Sickness (Sporting Goods)                           2,490          1/31/2011
  67
67.01        AT & T                                                    10,240          8/30/2009
67.02        3-Day Suit Broker                                         10,983                MTM
67.03
  68         Electrostar                                               10,009                MTM
  69
  70         Northbay Motor Sports B                                   19,125         11/30/2014
  71
  72
  73
  74
74.01        Moon & Flower Inc                                          4,565          2/14/2015
74.02
  75
  76         ALM Corporation/Brewski's Bar                              5,000         07/31/2011
  77
77.01
77.02
  78         Rite Aid/Thrifty Drug Store                               17,716          5/31/2011
  79
  80
  81         Hoa Vinh Thi Le                                            2,660          8/31/2013
  82         White House Properties                                     2,591         12/31/2006
  83
  84
  85         Walgreens                                                  8,950          6/30/2007
  86         Surgical Specialists of Richmond, LTD.                     5,515          6/30/2016
  87
  88         American Independent Mortgage                              4,232          8/31/2008
  89
  90         Kemira Chemicals, Inc.                                    46,289          6/30/2017
  91         Harry's Pacific Grill LLC                                  6,028         11/30/2015
  92         Red Star Tavern                                            6,363          4/30/2014
  93
93.01
93.02
  94
  95         Pepi's Pizza                                               9,230          8/31/2010
  96         Mxyplyzyk                                                  1,424           5/1/2009
  97
  98         Silver & Marcasite Distribution Co.                        4,055          3/31/2009
  99         Aegis Funding Corporation                                 10,000          1/31/2011
 100
 101         Realtor Association of Greater Fort Lauderdale             4,220          3/31/2011
 102
 103
 104         Sun Rx Drugs                                              12,120          5/31/2011
 105         Fort Wayne Orthopedics, LLC                               13,839          6/10/2014
 106         Walgreens                                                 13,500         10/31/2010
 107
 108         Family Dollar                                              8,300         12/31/2007
 109
 110         Hollywood Video                                            6,440          3/31/2008
 111         Dynamic Visions International                              5,706          6/12/2015
 112
 113
 114         Transplace Texas, LP                                       9,379         12/31/2009
 115         ACS                                                       11,345         11/30/2009
 116         Desert Schools Federal Credit Union                        3,000          12/1/2011
 117
 118         Happy Harry's Drugstore                                   10,000           6/1/2014
 119         Pho Lucky                                                  3,400          1/31/2011
 120
 121         Joemar Enterprises, Inc                                    3,150          4/30/2007
 122
 123         Hobbytown USA                                              4,800          11/6/2010
 124         Spencer Stuart                                             5,309          7/31/2010
 125
 126         Celia-Banquet Hall                                         3,515          5/31/2010
 127
 128
 129         Trader Joe's                                               9,965         10/31/2013
 130         Rubio's Fresh Mexican Grill                                2,500          1/31/2016
 131         Big 5 Sporting Goods                                      12,000         12/31/2010

 132         Sprint Spectrum, L.P.                                      2,500         11/30/2009
 133         Payday Advance                                             1,615          3/31/2010
 134         Third Federal Savings                                      4,600          3/31/2007
 135
 136         Canyon View Development                                    8,350          7/31/2008
 138         The Brick Restaurant                                       5,011          6/30/2018
 140         Knowledge Beginnings                                       8,043          6/30/2010
 139         Rudy's Hollywood, LLC                                      1,481          5/14/2016
 137
 141
141.01
141.02
 142
 143
 144
 145
 146
 147         Ritz Camera Centers                                        4,632          4/30/2010
 148         Aldi Inc.                                                 15,400         12/31/2015
 149         Eclipse Clothing                                           3,186                MTM
 150
 151
 152         Interviewing Service of America                            2,840          4/30/2007
 153         Hibbett Sports                                             5,000          11/7/2009
 154
 155         Schoepter Restaurant                                       6,200           2/1/2015
 156
 157         Big 5                                                      9,969          1/31/2011
 158         Prellpan Sungkawan Thai                                    2,000         11/19/2016
 159         County of Orange                                           4,141         11/14/2008
 160         Palm Beach Tan                                             3,198          2/27/2009
 161         Checker Auto                                               7,307         12/31/2008
 162         Quiznos                                                    1,560         12/31/2015
 163
 164
 165
 166
 167         Laguna Colony Co.                                          4,080          4/30/2010
 168         Lafayette Company                                          3,404         12/31/2006
 169         Northeast Endoscopy Center, LLC                            4,389          1/31/2018
 170         Furniture & Beyond                                        15,000         10/31/2009
 171         Ultra Tan                                                  2,625          4/30/2011
 172         Law Office of Winny Yang                                   2,544          1/15/2007
 173         Studio Tan                                                 2,500         12/30/2013
 174
 175         Dollar General                                             9,000          7/31/2010
 176         American National                                          2,000           5/1/2010
 177
 178         Digital Office Products                                    6,242          6/30/2009
 179         Dr. Burges                                                 1,500          2/28/2008
 180
 181
 182         Seventh Day Adventist                                      3,800          9/30/2007
 183         Gourmet Express                                            3,997          1/31/2012
 184         Little Caesar's Pizza                                      2,494          7/21/2011
 185         Tijuana Flats                                              1,995          4/30/2016
 186
 187
 188         Pauly's Pizzaria                                           2,000          6/30/2010
 189         Starbucks                                                  2,124          2/29/2016
 190         Lewallen Mortgage                                          3,600          3/31/2007
 191         Fresh Donuts                                               2,100          8/31/2007
 192
 193
 194         Dragon Bowl Bistro                                         1,473          4/30/2011
 195
 196
 197         Wells Fargo Financial                                      2,793         10/31/2008
 198
 199
 200         Sofas Etc.                                                 3,905          1/31/2007
 201
 202
 203
203.01
203.02
 204         Play Cafe                                                  2,244          1/31/2010
 205         Grantham & Associates                                      3,608          5/31/2010
 206
 207         WestView                                                   2,282          6/30/2009
 208         CTL                                                        2,910          7/30/2009
 209
 210
 211

                                             3RD LARGEST TENANT
                                                                                      LEASE
 LOAN #                         TENANT NAME                       UNIT SIZE         EXPIRATION       LOAN #
--------------------------------------------------------------------------------------------------------------

  1                                                                                                     1
 1.01                                                                                                 1.01
 1.03                                                                                                 1.03
 1.02                                                                                                 1.02
 1.04                                                                                                 1.04
 1.05                                                                                                 1.05
 1.06                                                                                                 1.06
  2          Copeland Sports                                          23,796           1/31/2009        2
  3                                                                                                     3
 3.01        Max & Erma's of Short Pump, Inc.                          5,664           5/31/2015      3.01
 3.02        Paul Sims, Inc.                                           9,375          12/31/2008      3.02
 3.03        Ted Lansing Corporation                                  13,800           2/29/2008      3.03
 3.04        Wachovia Bank                                             4,500          12/19/2025      3.04
 3.05                                                                                                 3.05
 3.06        Liu's Dynasty Buffet                                     12,500           5/31/2009      3.06
 3.07        Video 2000                                                4,660          12/31/2006      3.07
 3.08        Mandarin Palace Southside, Inc.                           2,890           5/31/2009      3.08
 3.09        Eastwind Management Group Inc                             4,320           6/30/2013      3.09
 3.10        The Gray Swamp Inn                                        3,750          12/31/2011      3.10
 3.11                                                                                                 3.11
 3.12        Mojo's                                                    3,390          10/31/2010      3.12
 3.13        Ridgefield Auto Service                                   3,485           6/30/2008      3.13
 3.14        Richmond Camera Shop, Inc.                                2,170                 MTM      3.14
 3.15        Keiter, Slaybaugh, Penny & Holt                           6,066          12/31/2009      3.15
 3.16        The Mike Ferry Organization                               4,378           2/28/2011      3.16
 3.17        Grand Prix Auto Wash of Atlee                             1,946           9/30/2009      3.17
 3.18        Servitex                                                  6,805           5/31/2009      3.18
 3.19        G. Grattan, LLC.                                          5,700                 MTM      3.19
 3.20        Wells, Austin, & Co.                                      1,880                 MTM      3.20
 3.21        MCV Auxilliary                                            2,000                 MTM      3.21
 3.22                                                                                                 3.22
 3.23        Canterbury Veterinary                                     1,460           7/31/2007      3.23
 3.24        Natural Nail Care Clinic                                  2,000          11/30/2009      3.24
 3.25        Ipanema Grill                                             2,920                 MTM      3.25
 3.26        CFI Vacuum Service, Inc.                                  1,400           5/31/2010      3.26
 3.27                                                                                                 3.27
 3.28                                                                                                 3.28
 3.29                                                                                                 3.29
 3.30        Read Aloud Virginia                                       1,035           1/31/2009      3.30
 3.31                                                                                                 3.31
 3.32                                                                                                 3.32
 3.33                                                                                                 3.33
 3.34                                                                                                 3.34
 3.35                                                                                                 3.35
 3.36                                                                                                 3.36
 3.37                                                                                                 3.37
 3.38                                                                                                 3.38
 3.39                                                                                                 3.39
 3.40        Kitchen Design Works, LLC.                                3,800          12/31/2007      3.40
 3.41        Pay Day, Inc.                                               540           9/30/2006      3.41
 3.42                                                                                                 3.42
 3.43                                                                                                 3.43
 3.44                                                                                                 3.44
 3.45                                                                                                 3.45
  4                                                                                                     4
  5                                                                                                     5
  6          JC Penney Co.                                            65,616           2/28/2011        6
  7                                                                                                     7
  8          Bealls                                                   30,650          12/31/2015        8
  9          Nationwide Mutual Insurance                              24,114          11/30/2011        9
  10                                                                                                   10
10.01                                                                                                 10.01
10.02        T-Mobile                                                  1,543           3/31/2016      10.02
  11                                                                                                   11
  12                                                                                                   12
  13         Maury Abrams Company                                      3,775           6/30/2008       13
  14                                                                                                   14
  15                                                                                                   15
15.01                                                                                                 15.01
15.02                                                                                                 15.02
  16                                                                                                   16
  17         Strayer University                                       10,000           2/28/2014       17
  18                                                                                                   18
  19                                                                                                   19
  20         The Bounce Zone                                           9,309           8/31/2008       20
  21         Concord Buying                                           28,648           4/30/2007       21
  22                                                                                                   22
  23                                                                                                   23
  24                                                                                                   24
             Hancock Fabrics                                          14,029           9/30/2015
  25         Hancock Fabrics                                          14,029           9/30/2015       25
  26         Quizno's                                                  1,500           7/31/2015       26
  27         Dollar Store                                              1,200           6/30/2016       27
  28         Tofu Club                                                 1,375           7/31/2016       28
  29         Starbucks                                                 1,500           2/28/2015       29
  30         Allure Hair Salon                                         1,050           3/30/2011       30
  31                                                                                                   31
  32         Suppression Technologies                                 19,600           6/30/2010       32
  33         99 Cents Only                                            20,196           1/31/2010       33
  34                                                                                                   34
  35         Rite Aid (Ground Lease)                                  11,180           5/31/2025       35
  36         Direct Buy                                               11,040          12/30/2015       36
  37                                                                                                   37
  38                                                                                                   38
  39         La Jolla Spine Institute                                  2,790           2/28/2010       39
  40                                                                                                   40
  41                                                                                                   41
  42                                                                                                   42
  43                                                                                                   43
43.01                                                                                                 43.01
43.02                                                                                                 43.02
43.03                                                                                                 43.03
43.04                                                                                                 43.04
43.05                                                                                                 43.05
  44                                                                                                   44
44.01                                                                                                 44.01
44.02                                                                                                 44.02
44.03                                                                                                 44.03
44.04                                                                                                 44.04
44.05                                                                                                 44.05
  45                                                                                                   45
  46         Hoshang Karwa & Firuza Karwa                              4,022           5/31/2010       46
  47                                                                                                   47
  48                                                                                                   48
  49                                                                                                   49
  50                                                                                                   50
50.01                                                                                                 50.01
50.02                                                                                                 50.02
  51                                                                                                   51
  52         DaVita, Inc. (Portsmouth)                                12,132           2/13/2018       52
52.01                                                                                                 52.01
52.02                                                                                                 52.02
52.03                                                                                                 52.03
52.04                                                                                                 52.04
52.05                                                                                                 52.05
52.06                                                                                                 52.06
52.07                                                                                                 52.07
52.08                                                                                                 52.08
52.09                                                                                                 52.09
  53                                                                                                   53
  54         Gentle Strength Cooperative, Inc.                         7,518           7/31/2015       54
  55                                                                                                   55
  56         Mega Liquors                                              3,526            9/9/2013       56
  57                                                                                                   57
  58                                                                                                   58
  59         MEMSIC, Inc.                                              7,044           8/30/2007       59
  60                                                                                                   60
60.01        Video Warehouse                                           3,600           3/31/2010      60.01
60.02        Blockbuster                                               5,600           8/31/2007      60.02
60.03        Hallmark                                                  4,800           2/28/2007      60.03
  61                                                                                                   61
  62                                                                                                   62
62.01                                                                                                 62.01
62.02                                                                                                 62.02
62.03                                                                                                 62.03
  63                                                                                                   63
  64                                                                                                   64
                                                                                                        0
  65         Mai Thao, Sang Thao, Doua Lee and Kua Lee                 2,640           6/30/2010       65
  66         Oh Nails                                                  1,955           1/31/2013       66
  67                                                                                                   67
67.01        Mortgage Mac Financial Group                              6,070           6/30/2008      67.01
67.02        Gallery Corp. dba Mattress Gallery                        5,115                 MTM      67.02
67.03                                                                                                 67.03
  68         SO COOL                                                   9,798                 MTM       68
  69                                                                                                   69
  70         The Floor Store                                          10,000           4/30/2021       70
  71                                                                                                   71
  72                                                                                                   72
  73                                                                                                   73
  74                                                                                                   74
74.01        Bellisima Salon Spa                                       3,723           3/31/2009      74.01
74.02                                                                                                 74.02
  75                                                                                                   75
  76         SJUBA Inc. dba TJ's                                       4,028          05/31/2010       76
  77                                                                                                   77
77.01                                                                                                 77.01
77.02                                                                                                 77.02
  78         Mostly 98 cents Store                                    14,700           6/30/2011       78
  79                                                                                                   79
  80                                                                                                   80
  81         Dr Luu Optometry                                          1,632           9/30/2006       81
  82         Dr. Schneider                                             2,585           1/31/2009       82
  83                                                                                                   83
  84                                                                                                   84
  85         Washington Mutual                                         3,500           8/31/2013       85
  86         Richmond Gastroenterology Associates, Inc.                2,942           3/31/2016       86
  87                                                                                                   87
  88         EASE, Inc.                                                3,780          10/31/2009       88
  89                                                                                                   89
  90                                                                                                   90
  91         RODD Enterprises Inc. dba DOTI Design Store               4,725          12/16/2015       91
  92         Ferris Baker Watts, Inc.                                  5,632           8/31/2010       92
  93                                                                                                   93
93.01                                                                                                 93.01
93.02                                                                                                 93.02
  94                                                                                                   94
  95         99 Cents Store                                            8,450          12/31/2007       95
  96         Global Gifts                                              1,281            2/1/2015       96
  97                                                                                                   97
  98         Findco, Inc.                                              3,687           3/31/2009       98
  99         Bank United                                               5,048           6/30/2016       99
 100                                                                                                   100
 101         Integrity Medical                                         2,210           5/31/2009       101
 102                                                                                                   102
 103                                                                                                   103
 104         Ritmo Latino                                             11,500          12/31/2012       104
 105         Dupont Hospital, LLC                                      5,159           5/31/2020       105
 106         The Eye Associates                                        5,320          12/31/2008       106
 107                                                                                                   107
 108         Disc. Auto                                                8,100          10/31/2009       108
 109                                                                                                   109
 110         Quiznos Subs                                              1,677          10/14/2008       110
 111         Howard-Sneed Architecture                                 3,580           6/30/2011       111
 112                                                                                                   112
 113                                                                                                   113
 114         Planned Maintenance Center                                8,960           8/31/2007       114
 115         Hernandez Events Inc                                      5,872           6/30/2010       115
 116         Yes Beauty Supply                                         2,100           1/31/2008       116
 117                                                                                                   117
 118         FMC Dialysis Services                                     7,070           9/30/2012       118
 119         Soccercrazy & More                                        1,646           3/31/2007       119
 120                                                                                                   120
 121         Mortgage Loan Specialists, Inc.                           3,100           2/28/2007       121
 122                                                                                                   122
 123         Smackies Smokehouse                                       3,392           4/30/2010       123
 124         Gannett Fleming                                           2,409           4/14/2009       124
 125                                                                                                   125
 126         Gottuso - Furniture Store                                 3,500           9/30/2008       126
 127                                                                                                   127
 128                                                                                                   128
 129                                                                                                   129
 130         7- Eleven                                                 2,400          12/31/2015       130
 131         Colorado Wine & Liquor                                    4,000           9/30/2010       131

 132         The UPS Store                                             1,500          10/31/2009       132
 133         Andrea Coleccion                                          1,552           9/30/2011       133
 134         Gymboree                                                  3,950           4/30/2011       134
 135                                                                                                   135
 136         Electric Lightwave                                        5,311           8/31/2006       136
 138         JG Stouse Constructors                                    4,809           6/30/2015       138
 140         The Grill Deli & Market                                   2,640           7/31/2010       140
 139         Cold Stone Creamery, Inc.                                 1,281           6/14/2016       139
 137                                                                                                   137
 141                                                                                                   141
141.01                                                                                               141.01
141.02                                                                                               141.02
 142                                                                                                   142
 143                                                                                                   143
 144                                                                                                   144
 145                                                                                                   145
 146                                                                                                   146
 147         Emergency Centers of Texas                                4,435           8/31/2011       147
 148         Dollar General                                            8,728          11/30/2015       148
 149         Footlocker                                                3,114          01/31/2008       149
 150                                                                                                   150
 151                                                                                                   151
 152         Evertrust Bank                                            2,320           4/30/2007       152
 153         Movie Gallery                                             3,800            1/7/2010       153
 154                                                                                                   154
 155         Tanning Garden                                            1,600           12/1/2013       155
 156                                                                                                   156
 157                                                                                                   157
 158         Wasabi Factory                                            1,500           7/31/2016       158
 159         M.C.L. Health Management                                  2,775           4/14/2007       159
 160         Carabella                                                 1,461          11/30/2009       160
 161         Fashion USA                                               4,200           9/30/2007       161
 162         Suncom Wireless                                           1,500          12/31/2010       162
 163                                                                                                   163
 164                                                                                                   164
 165                                                                                                   165
 166                                                                                                   166
 167         U.S. Postal Service                                       3,880           8/31/2015       167
 168         Joe Ilvento, M.D. Inc. & Judy Dean, M.D., Inc.            2,734          10/31/2009       168
 169         Mark G. Haywood, MD, LLC                                  4,366           1/31/2011       169
 170         99C & Beyond, Inc.                                        8,900           8/31/2010       170
 171         GameStop                                                  2,250           3/31/2011       171
 172         Law Office of Steven Chang                                1,975           3/31/2010       172
 173         99 Cent Store                                             2,493          12/31/2006       173
 174                                                                                                   174
 175         US Coast Guard                                            6,954          11/30/2006       175
 176         Ocean Tan, LLC                                            1,350           10/1/2010       176
 177                                                                                                   177
 178         Equipment Investco                                        5,193           2/28/2010       178
 179         Curves for Women                                          1,500           3/31/2008       179
 180                                                                                                   180
 181                                                                                                   181
 182         Mike Madjarian                                            2,440           8/31/2010       182
 183         Domino's Pizza                                            1,468           9/30/2008       183
 184         Pets R Us                                                 1,880           4/30/2009       184
 185         Subway                                                    1,295           4/30/2016       185
 186                                                                                                   186
 187                                                                                                   187
 188         Subway Sandwich Shop                                      1,400           4/30/2007       188
 189         Kolache Factory                                           1,637           2/28/2011       189
 190         Sun Valley                                                3,345                 MTM       190
 191         Zakka Records                                             1,200            3/3/2009       191
 192                                                                                                   192
 193                                                                                                   193
 194         Acceptance Insurance                                      1,225          10/31/2010       194
 195                                                                                                   195
 196                                                                                                   196
 197         ALFA Mutual Insurance Co.                                 1,762           6/30/2010       197
 198                                                                                                   198
 199                                                                                                   199
 200         Verizon Wireless                                          3,690           5/31/2007       200
 201                                                                                                   201
 202                                                                                                   202
 203                                                                                                   203
203.01                                                                                               203.01
203.02                                                                                               203.02
 204         III Create Inc                                            2,220          12/31/2009       204
 205         Barbara Jouette                                           2,294           2/28/2010       205
 206                                                                                                   206
 207         Hope Home Hlth                                            2,282           1/31/2010       207
 208         Custom Broker                                             1,340           3/31/2007       208
 209                                                                                                   209
 210                                                                                                   210
 211                                                                                                   211

                             FOOTNOTES TO ANNEX A-1

1   MLML - Merrill Lynch Mortgage Lending, Inc., CRF - Countrywide Commercial
    Real Estate Finance, Inc., PNC - PNC Bank, National Association

2   With respect to mortgage loan numbers 4, 11, 22, 25, 53, 98, 109, 114, 141,
    146, 162, 171 and 197 the UW NCF ($) and UW DSCR (x) for the mortgage loans were calculated using "as stabilized" Cash Flows. With respect to mortgage loan numbers 11, 109, 113, 141, 162, 171 and 197 "In Place" NCF is
    $2,248,793, $513,315, $507,957, $423,078, $289,111, $253,166 and $146,620,
    respectively, resulting in an UW DSCR (x) of 1.10x, 1.12x, 1.12x, 1.17x,
    1.07x, 1.07x and 1.05x respectively. With respect to mortgage loan number 4, on the origination date, the Borrower deposited $1,250,000 into a debt service reserve account.

3   With respect to mortgage loans that are presented as cross-collateralized and cross-defaulted, Cut-Off Date LTV (%), Maturity LTV (%), UW DSCR (x)
    were calculated in the aggregate.

4   With respect to mortgage loans with partial interest only periods, Annual
    P&I Debt Service ($), Monthly P&I Debt Service ($) and UW DSCR (x) are shown after the expiration of the Initial Interest Only Period.

5   With respect to mortgage loan numbers 2, 10, 23, 36, 39, 58, 61, 67, 139,
    168 and 208 the UW DSCR (x) is calculated using the interest-only annual payment.

6   With respect to mortgage loan numbers 65, 66, 91, 132, 133 and 189 the UW
    DSCR (x) is calculated after taking into account certain holdback amounts, letters of credit or reserve amounts. The "as-is" UW DSCR (x) for each of the mortgage loans is 1.20x, 1.20x, 1.02x, 1.02x, 1.02x and 1.12x respectively.

7   With respect to mortgage loan numbers 4, 6, 11, 27, 84, 90, 114, 117 and 162 the Cut-Off Date LTV (%) and the Maturity LTV (%) were calculated using the full loan amount and the "as stabilized" Appraised Value ($). With respect to mortgage loan numbers 4, 6, 11, 84, 90, 113, 117 and 162, using the full loan amount and the "as is" value, the Cut-Off Date LTV (%) is 63.09%,
    101.18%, 85.07%, 66.59%, 90.95%, 86.11%, 80.17% and 82.05%, respectively, and the Maturity LTV (%) is 56.70%, 90.07%, 81.50%, 51.98%, 78.19%, 76.58%,
    63.14% and 70.34% respectively.

8   With respect to mortgage loan numbers 65, 66, 132 and 133 the Cut-off Date
    LTV (%) and Maturity LTV (%) for the mortgage loans are calculated after taking into account certain holdback amounts, letters of credit or reserve amounts. The "as-is" Cut-Off Date LTV (%) for the mortgage loans are 66.04%,
    66.04%, 79.51% and 79.51% respectively. The "as-is" Maturity LTV (%) is
    58.80%, 58.80%, 72.46% and 72.46% respectively.

9   With respect to mortgage loans secured by multiple properties each mortgage loan's Original Balance ($), Cut-Off Date Balance ($) and Maturity/ARD
    Balance ($) are allocated to the respective properties based on an allocation determined by Appraised Value ($), or based on allocations in the related loan documents.

10  The Admin. Fee (%) includes the primary servicing fee, master servicing fee, sub-servicing fee and trustee fees applicable to each mortgage loan.

11  The Net Mortgage Rate (%) equates to the related Interest Rate (%) less the related Admin. Fee (%).

12  With respect to mortgage loan number 77, the monthly payment of principal and interest through the June 2011 payment date is $59,270.65. Beginning with the July 2011 payment date, the monthly payment of principal and interest is $63,108.75. See Annex A-3 for the amortization schedule for more information.

13  With respect to mortgage loan number 86, there are 36 months of interest only at the end of the mortgage loan term beginning with the September 2013 payment date. See Annex A-4 for the amortization schedule for more information.

14  With respect to mortgage loan numbers 13, 14, 21, 44, 45, 138 and 158 the
    First Payment Date under the loan documents is November 1, 2006. The
    Original Term to Maturity or ARD, First Payment Date, Initial Interest Only
    Period, Remaining Interest Only Period, Original Prepayment Provisions
    (Payments), are adjusted to reflect an interest only payment the trust will receive from the related Originator on the Closing Date.

15  Mortgage loan number 61 provides for a prepayment premium that is equal to the greater of (A) one percent (1%) of the outstanding principal balance of the loan being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest including, but not limited to, principal and interest on the maturity date
    (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the
    Prepayment Rate), over (2) the outstanding principal amount of the loan.
    "Prepayment Rate" shall mean the bond equivalent yield on the United States
    Treasury Security that has a remaining term to maturity closest to, but not exceeding, the remaining term to the maturity date of the loan.

16  Mortgage loan numbers 86, 99 and 147 provide for a prepayment premium that is equal to the greater of (A) 1% of the outstanding principal amount of the loan and (B) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which would otherwise required to be paid during the original term hereof absent such prepayment, including the unpaid principal amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage Equivalent Basis" ), on the date of such prepayment, of the United States treasury security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and (y) the outstanding principal amount on the date of such prepayment.

17  Mortgage loan number 178 provides for a prepayment premium that shall be equal to the greater of (A) one percent (1%) of the outstanding principal balance of the note or (B) the excess, if any, of (l) the present value of all scheduled interest and principal payments due on each scheduled payment date in respect of the loan for the period from the date of such accepted prepayment to the maturity date, including the principal amount of the loan scheduled to be due on the maturity date, discounted at an interest rate per annum equal to the Index, based on a 360-day year of twelve 30-day months, over (2) the principal amount of the loan outstanding immediately before such accepted prepayment. For purposes hereof, "Index" means the average yield for "treasury constant maturities" published by the Federal Reserve
    Board for the second full week preceding the date of acceleration of the maturity date for instruments having a maturity coterminous with the remaining term of the loan.

18  Mortgage loan numbers 12, 22, 25, 26, 27, 28, 29, 30, 31, 37, 42, 62, 81,
    95, 107, 116, 134, 136, 150, 165, 185 and 187 provide for a prepayment premium that is equal to the greater of (i) one percent (1%) of the outstanding principal balance at the time of prepayment; or (ii) the Yield
    Maintenance Amount. The term "Yield Maintenance Amount" shall mean the present value, as of the prepayment date, of the remaining scheduled payments of principal and interest from the prepayment date through the maturity date (including any balloon payment) determined by discounting such payments at the Discount Rate, less the amount of principal being prepaid.
    The term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually. The
    "Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, for the week ending prior to the prepayment date, of U.S.
    Treasury constant maturities with maturity dates most nearly approximating the maturity date.

19  Mortgage loan number 115 provides for a prepayment premium that is equal to the greater of (i) one percent (1%) of the amount of the principal indebtedness ( "PI ") and (ii) amount equal to product obtained by multiplying: (A) amount of principal indebtedness ( "PI ") being repaid, by
    (B) difference obtained by subtracting Adjusted Yield Rate ( "AYR ") from
    Adjusted Interest Rate ( "AIR "), by (C) present value factor calculated using formula: (1 - (1 + r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof) between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

    "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
    "Reference Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

20  Mortgage loan numbers 179 and 183 provide for a prepayment premium that is equal to the greater of (i) Minimum Fee and (ii) amount equal to product obtained by multiplying: (A) amount of principal indebtedness ("PI") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate
    ("AYR") from Adjusted Interest Rate ("AIR"), by (C) present value factor calculated using formula: (1 - (1 + r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days
    (and any fraction thereof) between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

    "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
    "Minimum Fee" means: (a) 3.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 49th payment date but prior to the 60th payment date, (b) 2.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 60th payment date but prior to the 72nd payment date, or (c) 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 72nd payment date but prior to the open date. "Reference Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

21  Mortgage loan number 202 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and (ii) amount equal to product obtained by multiplying: (A) amount of principal indebtedness ("PI") being repaid, by
    (B) difference obtained by subtracting Adjusted Yield Rate ("AYR") from
    Adjusted Interest Rate ("AIR"), by (C) present value factor calculated using formula: (1 - (1 + r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof) between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

    "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
    "Minimum Fee" means: (a) 3.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 60th payment date but prior to the 72nd payment date, (b) 2.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 72nd payment date but prior to the 84th payment date, or (c) 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 84th payment date but prior to the open date. "Reference Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

22  With respect to mortgage loan number 4, the Monthly Capex Reserve ($) is required to be a percentage of gross operating revenue as follows: 2% for months 1 through 24, 3% for months 25 through 36 and 4% thereafter. These amounts will be held with the Manager so long as the Manager is Westin Hotel
    Management, L.P. (or an affiliate) and it is not in default.

23  With respect to mortgage loan number 98, the Monthly TI/LC Reserve ($) is zero but payments will be $12,500 starting 8/1/07 to 7/1/08, $14,167 from
    8/1/07 to 7/1/09 and $6,250 from 7/1/09 until the end of the loan. $100K at closing, Year 2 = $150,000, Year 3 = $170,000, then annually. From July 1,
    2009, there will be Monthly TI/LC Reserve Cap ($) of $225,000.

24  With respect to those mortgaged properties indicating an Appraisal Date beyond the Cut-Off Date, the Appraised Value ($) and the corresponding
    Appraisal Date are based on stabilization